                       Liberty Variable Investment Trust

                  Colonial Global Equity Fund, Variable Series
                Colonial Growth and Income Fund, Variable Series
              Colonial High Yield Securities Fund, Variable Series
            Colonial International Fund for Growth, Variable Series
             Colonial International Horizons Fund, Variable Series
                  Colonial Select Value Fund, Variable Series
                 Colonial Small Cap Value Fund, Variable Series
                Colonial Strategic Income Fund, Variable Series
              Colonial U.S. Growth & Income Fund, Variable Series
           Crabbe Huson Real Estate Investment Fund, Variable Series
                 Liberty All Star Equity Fund, Variable Series
           Liberty Newport Japan Opportunities Fund, Variable Series
                   Liberty S&P 500 Index Fund Variable Series
                      Newport Tiger Fund, Variable Series
                 Rydex Financial Services Fund, Variable Series
                    Rydex Health Care Fund, Variable Series
                Stein Roe Global Utilities Fund, Variable Series

                      Stein Roe Variable Investment Trust

                    Stein Roe Balanced Fund, Variable Series
                  Stein Roe Growth Stock Fund, Variable Series
              Stein Roe Mortgage Securities Fund, Variable Series
                Stein Roe Small Company Growth, Variable Series
                  Stein Roe Money Market Fund, Variable Series

                                               Semiannual Report
                                                   June 30, 2000

--------------------------------------------------------------------------------
TABLE OF CONTENTS
Liberty Variable Investment Trust
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS' DISCUSSIONS:
  Colonial Global Equity Fund, Variable Series..............      1
  Colonial Growth and Income Fund, Variable Series..........     11
  Colonial High Yield Securities Fund, Variable Series......     20
  Colonial International Fund for Growth, Variable Series...     31
  Colonial International Horizons Fund, Variable Series.....     42
  Colonial Select Value Fund, Variable Series...............     53
  Colonial Small Cap Value Fund, Variable Series............     63
  Colonial Strategic Income Fund, Variable Series...........     74
  Colonial U.S. Growth and Income Fund, Variable Series.....     90
  Crabbe Huson Real Estate Investment Fund, Variable
     Series.................................................     99
  Liberty All-Star Equity Fund, Variable Series.............    106
  Liberty Newport Japan Opportunities Fund, Variable
     Series.................................................    115
  Liberty S&P 500 Index Fund, Variable Series...............    124
  Newport Tiger Fund, Variable Series.......................    136
  Rydex Financial Services Fund, Variable Series............    145
  Rydex Health Care Fund, Variable Series...................    152
  Stein Roe Global Utilities Fund, Variable Series..........    159
FINANCIAL STATEMENTS:
  Colonial Global Equity Fund, Variable Series..............      2
  Colonial Growth and Income Fund, Variable Series..........     12
  Colonial High Yield Securities Fund, Variable Series......     21
  Colonial International Fund for Growth, Variable Series...     32
  Colonial International Horizons Fund, Variable Series.....     43
  Colonial Select Value Fund, Variable Series...............     54
  Colonial Small Cap Value Fund, Variable Series............     64
  Colonial Strategic Income Fund, Variable Series...........     76
  Colonial U.S. Growth and Income Fund, Variable Series.....     91
  Crabbe Huson Real Estate Investment Fund, Variable
     Series.................................................    100
  Liberty All-Star Equity Fund, Variable Series.............    107
  Liberty Newport Japan Opportunities Fund, Variable
     Series.................................................    116
  Liberty S&P 500 Fund, Variable Series.....................    125
  Newport Tiger Fund, Variable Series.......................    137
  Rydex Financial Services Fund, Variable Series............    146
  Rydex Health Care Fund, Variable Series...................    153
  Stein Roe Global Utilities Fund, Variable Series..........    160

--------------------------------------------------------------------------------
TABLE OF CONTENTS
Stein Roe Variable Investment Trust
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS' DISCUSSIONS:
  Stein Roe Balanced Fund, Variable Series..................    167
  Stein Roe Growth Stock Fund, Variable Series..............    179
  Stein Roe Mortgage Securities Fund, Variable Series.......    186
  Stein Roe Small Company Growth Fund, Variable Series......    196
  Stein Roe Money Market Fund, Variable Series..............    206
FINANCIAL STATEMENTS:
  Stein Roe Balanced Fund, Variable Series..................    168
  Stein Roe Growth Stock Fund, Variable Series..............    180
  Stein Roe Mortgage Securities Fund, Variable Series.......    188
  Stein Roe Small Company Growth Fund, Variable Series......    197
  Stein Roe Money Market Fund, Variable Series..............    207

                Must be preceded or accompanied by a prospectus.
                      Liberty Funds Distributor, Inc. 8/00

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
Liberty Variable Investment Trust
Stein Roe Variable Investment Trust
--------------------------------------------------------------------------------

Dear Contract Owner:

In the following pages, you will find the June 30, 2000 Semiannual Report for Liberty Variable Investment Trust and Stein Roe Variable Investment Trust. Included are discussions with portfolio managers regarding fund performance, strategy during the six-month period, and outlooks for the markets in which the funds invest.

A PERIOD OF MARKET VOLATILITY

The previous six months saw volatility in many major market sectors, including the ever-active technology and telecommunications industries. The strong growth evidenced in 1999 was followed by a sharp decline in the last few weeks of the period, which prompted investors to seek more stable, less volatile market sectors. Interest rate increases by the Federal Reserve Board (the Fed), in an effort to slow economic growth and preempt resulting inflation, led to higher volatility in debt securities. In April, the U.S. Treasury announced a buy back program for previously-issued long-term debt using part of the budget surplus, thereby reducing the supply of outstanding Treasury debt. In general, however, the debt supply remained plentiful when government agencies, corporations, and tax-exempt issuers are included.

THE STOCK MARKET

During most of the six-month period, stock markets showed positive performance globally. Both domestic and international markets posted gains across the board, with the technology and telecommunications industries the undisputed leaders. However, in March 2000 rising interest rates, market corrections and individual company concerns caused a sharp decline in most major markets worldwide.

THE BOND MARKET

As always, the most influential factor in the bond market involved interest rates. For the fixed-income market, the six-month period brought first a rise in the yield of the benchmark 30-year Treasury, then a decline. The movements in the bond market were fueled by fears of inflation resulting from rapid economic growth and by rising interest rates. As bond yields increased in the face of rising interest rates, bond prices generally declined.

A LIFELONG COMMITMENT

As you know, your annuity investment seeks to bring you long-term return and help provide you with financial security in the future. Although it is important to keep abreast of the economic climate and how it affects your investments, it is also important to remember that current economic trends and events are part of the long-term investment picture.

Sincerely,

/s/ Stephen E. Gibson

Stephen E. Gibson
President
August 11, 2000

Because market and economic conditions change frequently, there can be no assurance that the trends described here will continue.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Colonial Global Equity Fund, Variable
Series / June 30, 2000
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

  Colonial Global Equity Fund, Variable Series, seeks long-term growth by investing primarily in global equity securities.

FUND PERFORMANCE AS OF JUNE 30, 2000

CLASS                                A(1)       B
-----                               ------    ------
Inception Date....................  6/1/00    6/1/99
Six-month total return............   (2.94)%   (2.94)%
Net asset value per share
  6/30/00.........................  $10.88    $10.88
Net asset value per share
  12/31/99........................      --    $11.21

PORTFOLIO MANAGERS' DISCUSSION

  Ophelia Barsketis and Deborah Jansen are co-managers of Colonial Global Equity Fund. Ophelia Barsketis is a Managing Director and Deborah Jansen is a Senior Vice President of Newport Pacific Management. Ms. Barsketis and Ms. Jansen became portfolio managers of the Fund in March, 2000.

WHAT WAS THE INVESTMENT ENVIRONMENT LIKE FOR THE FUND?

  As the global market breathed a collective sigh of relief over a rather uneventful Y2K, focus shifted quickly to slowing in the U.S. economy. The strong market rate gains of 1999 turned around completely in the first quarter of 2000. Rising interest rates in the U.S. echoed unfavorably in the markets of Asia and Latin America and, to a lesser degree, Europe. Throughout the period, investors exercised caution in a global market where volatility remained the watchword.

WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

  As new managers for the Fund, we brought a fresh approach to the Fund's investment strategy. Since assuming management of the Portfolio in March, we have reduced the number of holdings in the Fund, selling off smaller, illiquid holdings and repositioning the Portfolio in larger, well-managed companies that operate globally. We seek to own companies with strong position and quality in markets and industries where we foresee superior growth. We believe that holding fewer names allows us to focus on each holding's operations, management, and financial position, as well as on global industry trends and other factors that can influence the value of a particular holding.

  We seek to invest in industries and companies that are expanding operations around the world such as telecommunications, financial services, pharmaceuticals, energy and technology. We believe that maintaining diversity among high-growth industries is more important to the Fund's return potential than positioning within individual countries. Therefore, we focus less on owning companies that are captive to the rise and fall of their economies and more on companies that are driven by the strength of multiple countries such as Nokia, the telecommunications equipment company based in Finland (2.1% of net assets).

WHAT IS YOUR OUTLOOK?

  Now more than ever, the global market is sensitive to the rise and fall of individual economies. The ripple effects of economic events in individual countries are felt worldwide, and it is no longer possible to focus exclusively on one market and ignore others. With the global market continuing to be volatile, our focus remains on investing for the long term. The U.S. market continues to show signs of slowing, but it is still uncertain as to whether or not it will slow enough to relieve concerns about inflation and result in a stabilization of interest rates. We believe, however, that equity investing will be rewarded in the long term despite less than ideal prospects for the next six months.

International investing offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by political, business and economic conditions, as well as by currency fluctuations.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 2000, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1 )Class A share (newer class shares) performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class B share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class B shares and the newer class shares.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED)
Liberty Variable Investment Trust: Colonial Global Equity Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                          COUNTRY
                          ABBREV.       SHARES         VALUE
                          -------     -----------   -----------
COMMON STOCKS--82.5%
FINANCE, INSURANCE & REAL ESTATE--12.8%
DEPOSITORY INSTITUTIONS--3.6%
BankAmerica Corp.......                   1,600     $   68,800
Banque Nationale de
  Paris (a)............   Fr                577         55,530
Banque Nationale de
  Paris (a)............   Fr                169            871
Chase Manhattan
  Corp.................                   1,550         71,397
Grupo Financiero
  Banamex Accival, SA
  (a)..................   Mx             16,100         67,803
HSBC Holdings PLC
  (b)..................   UK              3,000         34,389
Lloyds TSB Group PLC...   UK              4,200         40,872
UBS AG (a).............   Sz                200         29,282
                                                    ----------
                                                       368,944
                                                    ----------
INSURANCE AGENTS & BROKERS--2.4%
Marsh & McLennan
  Companies, Inc. .....                   2,300        240,206
                                                    ----------
INSURANCE CARRIERS--5.5%
AXA....................   Fr                460         72,465
American International
  Group, Inc...........                   1,000        117,500
Citigroup, Inc.........                   4,600        277,150
International
  Nederlanden Group....   Ne              1,300         87,875
                                                    ----------
                                                       554,990
                                                    ----------
NONDEPOSITORY CREDIT INSTITUTIONS--0.8%
Promise Co., Ltd.......   Ja              1,000         79,041
                                                    ----------
REAL ESTATE--0.5%
Cheung Kong (Holdings)
  Ltd..................   HK              5,000         55,320
                                                    ----------
MANUFACTURING--33.3%
CHEMICALS & ALLIED PRODUCTS--7.0%
Glaxo Holdings PLC.....   UK              2,320         67,727
Kao Corp...............   Ja              4,000        122,241
Merck & Co., Inc.......                   1,400        107,275
Novartis...............   Sz                 25         39,574
Pfizer, Inc. (a).......                   3,850        184,800
Pharmacia Corp.........                   2,290        118,364
Takeda Chemical
  Industries Ltd.......   Ja              1,000         65,648
                                                    ----------
                                                       705,629
                                                    ----------
COMMUNICATIONS EQUIPMENT--6.3%
Lucent Technologies,
  Inc..................                   1,700        100,725
Philips Electronics
  (a)..................   Ne              5,200        245,256

                          COUNTRY
                          ABBREV.       SHARES         VALUE
                          -------     -----------   -----------
Sony Corp..............   Ja              1,880     $  175,552
Telefon LM Ericsson....                   5,800        116,000
                                                    ----------
                                                       637,533
                                                    ----------
ELECTRICAL INDUSTRIAL EQUIPMENT--1.4%
General Electric Co....                   2,600        137,800
                                                    ----------
ELECTRONIC COMPONENTS--6.1%
Alcatel (a)............   Fr              1,200         78,709
Intel Corp.............                   1,300        173,794
Kyocera Corp...........   Ja                500         84,842
Murata Manufacturing
  Co., Ltd.............   Ja              1,000        143,558
Texas Instruments,
  Inc..................                   2,000        137,375
                                                    ----------
                                                       618,278
                                                    ----------
MACHINERY & COMPUTER EQUIPMENT--9.7%
Canon, Inc.............   Ja              3,000        149,406
Cisco Systems, Inc.
  (a)..................                   4,350        276,497
EMC Corp. (a)..........                   3,900        300,056
Equant NV (a)..........   Ne              1,000         40,634
Hewlett-Packard Co. ...                     800         99,900
International Business
  Machines Corp. ......                   1,000        109,563
                                                    ----------
                                                       976,056
                                                    ----------
MEASURING & ANALYZING INSTRUMENTS--0.1%
Agilent Technologies,
  Inc. (a).............                     152         11,210
                                                    ----------
PAPER PRODUCTS--0.5%
KPN NV (a).............   Ne              1,200         53,676
                                                    ----------
PETROLEUM REFINING--1.9%
BP Amoco PLC, ADR......                   1,000         56,563
Compagnie Francaise de
  Petroleum, Total B...   Fr                250         38,333
Royal Dutch Petroleum
  Co...................   Ne                500         31,077
Texaco, Inc. ..........                   1,200         63,900
                                                    ----------
                                                       189,873
                                                    ----------
STONE, CLAY, GLASS & CONCRETE--0.3%
Cemex SA...............   Mx              7,500         35,209
                                                    ----------
MINING & ENERGY--4.4%
CRUDE PETROLEUM & NATURAL GAS--0.5%
Conoco, Inc. Class B...                   1,982         48,683
                                                    ----------
OIL & GAS EXTRACTION--1.2%
PetroChina Co., Ltd.
  Class H (a)..........   HK            606,000        125,933
                                                    ----------
OIL & GAS FIELD SERVICES--2.7%
Enron Corp. ...........                   3,100        199,950
Schlumberger Ltd. .....                   1,000         74,625
                                                    ----------
                                                       274,575
                                                    ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED) (CONTINUED)
Liberty Variable Investment Trust: Colonial Global Equity Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                          COUNTRY
                          ABBREV.       SHARES         VALUE
                          -------     -----------   -----------
RETAIL TRADE--1.8%
APPAREL & ACCESSORY STORES--0.5%
Hennes & Mauritz AB
  Class B..............   Sw              2,200     $   46,054
                                                    ----------
GENERAL MERCHANDISE STORES--1.3%
Wal-Mart Stores,
  Inc. ................                   2,300        132,538
                                                    ----------
SERVICES--4.0%
BUSINESS SERVICES--2.2%
Oracle Corp. Japan.....   Ja                100         36,219
Oracle Corp. Japan New
  Shares (a)...........   Ja                 50         18,369
Sun Microsystems,
  Inc. (a).............                   1,800        163,687
                                                    ----------
                                                       218,275
                                                    ----------
COMPUTER SOFTWARE--1.8%
Microsoft Corp. (a)....                   1,200         96,000
SunGard Data Systems,
  Inc. (a).............                   2,900         89,900
                                                    ----------
                                                       185,900
                                                    ----------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS &
  SANITARY SERVICES--25.8%
BROADCASTING--2.5%
Grupo Televisa SA
  (a)..................                   3,600        248,175
                                                    ----------
COMMUNICATIONS--3.5%
Viacom, Inc.
  Class B (a)..........                   2,000        136,375
Vodafone AirTouch
  PLC..................   UK             53,637        215,064
                                                    ----------
                                                       351,439
                                                    ----------
ELECTRIC, GAS & SANITARY SERVICES--1.8%
Dynegy Inc. ...........                   2,700        184,444
                                                    ----------
ELECTRIC SERVICES--2.5%
AES Corp. (a)..........                   5,500        250,938
                                                    ----------

                          COUNTRY
                          ABBREV.       SHARES         VALUE
                          -------     -----------   -----------
GAS SERVICES--1.6%
Kinder Morgan, Inc. ...                   4,800     $  165,900
                                                    ----------
TELECOMMUNICATION--13.9%
AT&T Wireless
  Group (a)............                   9,000        250,875
Bell Atlantic Corp.....                   1,700         86,381
COLT Telecom Group PLC
  (a)..................   UK              3,500        116,832
France Telecom S.A. ...   Fr                390         54,512
Korea Telecom Corp.
  ADR..................                   2,500        120,938
MCI WorldCom,
  Inc. (a).............                   1,850         84,869
Nippon Telegraph &
  Telephone Corp. .....   Ja                  8        106,395
Nokia Oyj (a)..........   Fi              4,100        209,228
SK Telecom Co.
  Ltd. ADR.............                   2,200         79,888
Telecel-Comunicacaoes
  Pessoais, SA (a).....   Pt              2,000         30,361
Telecom Italia SPA.....   It              3,000         41,102
Telecomunicacoes
  Brasileiras SA.......                     450         43,706
Telefonica de Espana...                   1,900        121,719
Telefonos de Mexico
  SA...................   Mx             22,200         63,458
                                                    ----------
                                                     1,410,264
                                                    ----------
WHOLESALE TRADE--0.4%
DURABLE GOODS
Softbank Corp. ........   Ja                300         40,747
                                                    ----------
TOTAL COMMON STOCKS
  (cost of $7,634,289) (c).......................    8,347,630
                                                    ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED) (CONTINUED)
Liberty Variable Investment Trust: Colonial Global Equity Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                    PAR           VALUE
                                ------------   ------------
SHORT-TERM OBLIGATIONS--17.2%
Repurchase agreement with SBC
  Warburg Ltd., dated 6/30/00,
  due 7/03/00 at 6.60%,
  collateralized by Treasury
  notes with various maturities
  to 2026, market value
  $1,779,587 (repurchase
  proceeds $1,743,959).........  $1,743,000    $ 1,743,000
                                               -----------
OTHER ASSETS & LIABILITIES, NET--0.3%.......        29,409
                                               -----------
NET ASSETS--100%............................   $10,120,039
                                               -----------

(a) Non-income producing security.
(b) The value of this security represents fair market value as determined in good faith under the direction of the Trustees.
(c) Cost for federal income tax purposes is the same.

                        SUMMARY OF SECURITIES BY COUNTRY

                                               % OF TOTAL
SUMMARY OF SECURITIES   COUNTRY                SECURITIES
BY COUNTRY              ABBREV.     VALUE       AT VALUE
---------------------   -------   ----------   ----------
United States                     $5,417,322      64.9
Japan                     Ja       1,022,018      12.2
United Kingdom            UK         474,884       5.7
Netherlands               Ne         458,518       5.5
France                    Fr         300,420       3.6
Finland                   Fi         209,228       2.5
Hong Kong                 HK         181,253       2.2
Mexico                    Mx         166,470       2.0
Switzerland               Sz          46,054       0.6
Portugal                  Pt          30,361       0.4
Italy                     It          41,102       0.4
                                  ----------     -----
                                  $8,347,630     100.0%
                                  ----------     -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)
Liberty Variable Investment Trust: Colonial Global Equity Fund, Variable
Series / June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost $7,634,289)...    $ 8,347,630
Short-term obligations......................................      1,743,000
Cash (including foreign currencies).........................         82,662
Receivable for investments sold.............................         28,014
Receivable for fund shares sold.............................         24,354
Dividends and interest receivable...........................         12,175
Expense reimbursement due from Manager......................          2,264
Other.......................................................         38,227
                                                                -----------
     TOTAL ASSETS...........................................     10,278,326
                                                                -----------
LIABILITIES:
Cash (including foreign currencies).........................        102,055
Accrued:
  Management fee............................................         18,090
  Bookkeeping fee...........................................          2,745
  Distribution fee--Class B.................................          1,793
Other.......................................................         33,604
                                                                -----------
     TOTAL LIABILITIES......................................        158,287
                                                                -----------
NET ASSETS..................................................    $10,120,039
                                                                -----------
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $ 9,671,733
  Undistributed net investment income.......................         38,902
  Accumulated net realized losses on investments and foreign
     currency transactions..................................       (305,846)
  Net unrealized appreciation on investments and foreign
     currency transactions..................................        715,250
                                                                -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $10,120,039
                                                                -----------
TOTAL NET ASSETS APPLICABLE TO CLASS A SHARES...............         $1,056
                                                                -----------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........             97
                                                                -----------
NET ASSET VALUE PER SHARE--CLASS A..........................         $10.88
                                                                -----------
TOTAL NET ASSETS APPLICABLE TO CLASS B SHARES...............    $10,118,983
                                                                -----------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........        930,209
                                                                -----------
NET ASSET VALUE PER SHARE--CLASS B..........................          10.88
                                                                -----------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended June 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $  60,635
Interest....................................................       47,562
                                                                ---------
     Total investment income (net of nonreclaimable foreign
      taxes withheld at source which amounted to $5,519)....      108,197
                                                                ---------
EXPENSES:
  Management fee............................................       40,479
  Bookkeeping fee...........................................       13,845
  Distribution fee--Class B.................................       10,711
  Transfer agent fee........................................        3,745
  Audit fee.................................................        5,260
  Printing expense..........................................        1,152
  Trustees' expense.........................................        3,186
  Custodian fee.............................................        2,702
  Legal fee.................................................          638
  Miscellaneous expense.....................................          971
                                                                ---------
     Total expenses.........................................       82,689
                                                                ---------
Less:
  Expense reimbursable by Manager...........................      (22,696)
                                                                ---------
Net expenses................................................       59,993
                                                                ---------
Net investment income.......................................       48,204
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized losses on investments........................     (278,331)
  Net realized losses on foreign currency transactions......      (27,514)
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency transactions..........      (15,519)
                                                                ---------
Net decrease in net assets resulting from operations........    $(273,160)
                                                                ---------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Colonial Global Equity Fund, Variable Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)
                                                                SIX MONTHS       PERIOD
                                                                   ENDED         ENDED
                                                                 JUNE 30,       DECEMBER
                                                                   2000          1999*
                                                                -----------    ----------
OPERATIONS:
  Net investment income.....................................    $   48,204     $   19,104
  Net realized gains (losses) on investments................      (278,331)           893
  Net realized losses on investments and foreign currency
     transactions...........................................       (27,514)        (3,287)
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency transactions..........       (15,519)       730,769
                                                                -----------    ----------
Net increase (decrease) in net assets resulting from
  operations................................................      (273,160)       747,479
                                                                -----------    ----------
DISTRIBUTIONS DECLARED FROM:
  Net investment income.....................................            --        (27,304)
  Net realized gains on investments.........................            --           (894)
                                                                -----------    ----------
Total distributions.........................................            --        (28,198)
                                                                -----------    ----------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................         1,000             --
                                                                -----------    ----------
  Proceeds from fund shares sold--Class B...................     3,763,783      6,617,664
  Cost of fund shares repurchased--Class B..................      (655,101)       (81,626)
  Distributions reinvested--Class B.........................            --         28,198
                                                                -----------    ----------
                                                                 3,108,682      6,564,236
                                                                -----------    ----------
Net increase in net assets resulting from fund share
  transactions..............................................     3,109,682      6,564,236
                                                                -----------    ----------
Total increase in net assets................................     2,836,522      7,283,517
NET ASSETS:
  Beginning of year.........................................     7,283,517             --
                                                                -----------    ----------
  End of year...............................................    $10,120,039    $7,283,517
                                                                -----------    ----------
Undistributed (overdistributed) net investment income
  included in ending net assets.............................    $   38,902     $   (9,302)
                                                                -----------    ----------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................            97             --
                                                                -----------    ----------
  Shares sold--Class B......................................       339,893        654,515
  Shares repurchased--Class B...............................       (59,225)        (7,575)
  Distributions reinvested--Class B.........................            --          2,601
                                                                -----------    ----------
                                                                   280,668        649,541
                                                                -----------    ----------

* For period from the commencement of operations, June 1, 1999 to December 31, 1999.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Colonial Global Equity Fund, Variable Series (the Fund), a series of Liberty Variable Investment Trust, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in global equity securities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data reflects the distribution fee applicable to Class B shares only.

Class B ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments, which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.95% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.75% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for $27,000 per year plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a distribution fee totaling 0.25% on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of 12b-1 fees brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.15% of the Fund's average net assets.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2000, purchases and sales of investments, other than short term obligations, were $6,631,638 and $3,697,058, respectively.

Unrealized appreciation (depreciation) at June 30, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation     $ 1,075,294
Gross unrealized depreciation        (361,953)
                                  -----------
  Net unrealized appreciation     $   713,341
                                  -----------

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Colonial Global Equity Fund, Variable Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)    (UNAUDITED)
                                                                  PERIOD       SIX MONTHS
                                                                   ENDED          ENDED       PERIOD ENDED
                                                                 JUNE 30,       JUNE 30,      DECEMBER 31,
                                                                   2000           2000          1999***
                                                                -----------    -----------    ------------
                                                                CLASS A****      CLASS B        CLASS B
                                                                -----------    -----------    ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................      $10.64         $ 11.21         $10.00
                                                                  ------         -------         ------
Net investment income (a)...................................        0.02            0.06           0.04
Net realized and unrealized gains (losses) on investments...        0.22           (0.39)          1.22
                                                                  ------         -------         ------
Total from investment operations............................        0.24           (0.33)          1.26
                                                                  ------         -------         ------
Less distributions:
  Dividends from net investment income......................          --              --          (0.05)
                                                                  ------         -------         ------
Total distributions.........................................          --              --          (0.05)
                                                                  ------         -------         ------
Net asset value, end of year................................      $10.88         $ 10.88         $11.21
                                                                  ------         -------         ------
TOTAL RETURN:
Total investment return (b)(c)..............................        2.26%**        (2.94)%**      12.57%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).............................      $    1         $10,119         $7,284
Ratio of expenses to average net assets (d)(e)..............        1.15%*          1.40%*         1.40%*
Ratio of net investment income to average net assets (d)....        1.38%*          1.13%*         1.55%*
Portfolio turnover ratio....................................          53%**           53%**           1%

    * Annualized.

   ** Not annualized.

  *** For the period from commencement of operations June 1, 1999 to December
      31, 1999.

  **** Class A shares were initially offered on June 1, 2000. Per share data reflects activity from that date.

  (a) Per share data was calculated using average shares outstanding during the period.

  (b) Total return at net asset value assuming all distributions reinvested.

  (c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.

  (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

  (e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.69%, 2.09% and 2.18% (annualized).

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Colonial Growth and Income Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

  Colonial Growth and Income Fund, Variable Series, seeks primarily income and long-term capital growth, and secondarily, preservation of capital.

FUND PERFORMANCE AS OF JUNE 30, 2000

Inception date..............................  7/1/93
Assuming reinvestment of all distributions
six-month total return for Class A shares...    0.08%
Net asset value per share on 6/30/00........  $13.19
Net asset value per share on 12/31/99.......  $13.18

PORTFOLIO MANAGERS' DISCUSSION

  Scott Schermerhorn is the portfolio manager of Colonial Growth and Income Fund, Variable Series and is a senior vice president of Colonial Management Associates, Inc.

WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE PAST SIX MONTHS?

  The U.S. economy continued to grow at a rapid rate, prompting the Federal Reserve Board to boost short-term interest rates even beyond the levels they reached in 1999. This drove investors away from growth stocks, primarily the technology issues that were so dominant in the previous months. Investors began to realize that many of the companies whose stocks had been driven up to abnormally high values could not sustain their projected growth rates. Value stocks of companies with solid earnings began to gain more investor attention.

WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

  We took advantage of price weakness in the market to add some high-quality companies to the portfolio. This included names like Proctor & Gamble, McDonald's, Sara Lee and Disney (2.73%; 1.42%, 3.21% and 1.48% of net assets, respectively), all of which we see as well run firms that are positioned to prosper in their marketplaces. We have been focusing on strengthening the portfolio in several areas we believe offer solid opportunity. One is consumer staple companies, such as the food business, that have been able to effectively increase prices on many of their products. The second is energy, where higher oil prices have boosted drilling activity, increasing the potential for a number of companies in the oil services business. Select financial companies, primarily insurance firms who have seen stock prices stay depressed for several years, also appear poised for a rebound.

WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?

  Although value stocks regained some lost ground late in the period, they still offer very attractive opportunities for investors. Many of these companies have maintained solid earnings growth and excellent balance sheets, but have yet to achieve their fullest potential.

  It is unclear at this time what direction the economy will move. If growth remains strong, the Federal Reserve is likely to maintain its aggressive efforts to stem that growth and attempt to keep inflation in check. If growth does slow but a recession is avoided, markets should see that as a positive sign. In either case, we believe the Fund is well positioned by holding a portfolio of high quality companies that we believe are fundamentally sound.

An investment in the Fund offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by stock market fluctuations that occur in response to economic and business developments.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 2000, and are subject to change. Total return performance includes the changes in share price and reinvestment of all distributions. Each index mentioned in the discussion in an unmanaged group of stocks that differ from the composition of the Fund; indexes are not available for direct investment.

Performance numbers reflect all expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED)
Liberty Variable Investment Trust: Colonial Growth and Income Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                        COUNTRY
                        ABBREV.       SHARES         VALUE
                        -------     -----------   ------------
COMMON STOCKS--100.1%
FINANCE, INSURANCE & REAL ESTATE--15.1%
DEPOSITORY INSTITUTIONS--5.6%
Banc One Corp. ......                 132,400     $  3,516,875
Firstar Corp. .......                  77,600        1,634,450
FleetBoston Financial
  Corp. .............                  68,500        2,329,000
Washington Mutual,
  Inc. ..............                  97,900        2,826,863
                                                  ------------
                                                    10,307,188
                                                  ------------
INSURANCE CARRIERS--7.7%
Aetna Life and
  Casualty Co. ......                  46,100        2,959,044
Aon Corp. ...........                 140,700        4,370,494
United Healthcare
  Corp. .............                  25,200        2,160,900
XL Capital Ltd.,
  Class A............                  87,500        4,735,938
                                                  ------------
                                                    14,226,376
                                                  ------------
NONDEPOSITORY CREDIT INSTITUTIONS--1.8%
Freddie Mac..........                  82,300        3,333,150
                                                  ------------
MANUFACTURING--62.8%
CHEMICALS & ALLIED PRODUCTS--14.7%
Abbott
  Laboratories.......                 138,100        6,154,081
Merck & Co., Inc. ...                  60,900        4,666,463
Praxair, Inc. .......                  63,500        2,377,281
Procter & Gamble
  Co. ...............                  87,700        5,020,825
Schering-Plough
  Corp. .............                 103,000        5,201,500
Sherwin-Williams
  Co. ...............                 164,500        3,485,344
                                                  ------------
                                                    26,905,494
                                                  ------------
ELECTRICAL INDUSTRIAL EQUIPMENT--2.1%
Emerson Electric
  Co. ...............                  65,200        3,936,450
                                                  ------------
FOOD & KINDRED PRODUCTS--15.4%
Bestfoods............                  92,700        6,419,475
General Mills,
  Inc. ..............                  69,300        2,650,725
Nabisco Holdings
  Corp. .............                  73,500        3,858,750
PepsiCo, Inc. .......                  95,900        4,261,556
Philip Morris
  Companies, Inc. ...                 195,200        5,185,000
Sara Lee Corp. ......                 306,200        5,913,488
                                                  ------------
                                                    28,288,994
                                                  ------------
LUMBER & WOOD PRODUCTS--1.2%
Georgia Pacific
  Corp. .............                  86,400        2,268,000
                                                  ------------

                        COUNTRY
                        ABBREV.       SHARES         VALUE
                        -------     -----------   ------------
MACHINERY & COMPUTER EQUIPMENT--2.2%
Compaq Computer
  Corp. .............                  77,100     $  1,970,869
Ingersoll Rand
  Co. ...............                  51,100        2,056,775
                                                  ------------
                                                     4,027,644
                                                  ------------
MEASURING & ANALYZING INSTRUMENTS--4.7%
Boston Scientific
  Corp. (a)..........                  83,500        1,831,781
Eastman Kodak Co. ...                  63,800        3,796,100
Xerox Corp. .........                 146,200        3,033,650
                                                  ------------
                                                     8,661,531
                                                  ------------
MISCELLANEOUS MANUFACTURING--1.8%
Mattel, Inc. ........                 244,800        3,228,300
                                                  ------------
PAPER PRODUCTS--1.8%
Kimberly Clark
  Corp. .............                  57,500        3,299,062
                                                  ------------
PETROLEUM REFINING--10.0%
Amerada Hess
  Corp. .............                  72,300        4,464,525
Chevron Corp. .......                  27,300        2,315,381
Royal Dutch Petroleum
  Co. ...............                  76,200        4,691,063
Texaco, Inc. ........                  59,300        3,157,725
USX-Marathon Group...                 148,400        3,719,275
                                                  ------------
                                                    18,347,969
                                                  ------------
RUBBER & PLASTIC--2.1%
Nike, Inc., Class
  B..................                  97,600        3,885,700
                                                  ------------
STONE, CLAY, GLASS & CONCRETE--1.9%
Minnesota Mining &
  Manufacturing
  Co. ...............                  41,800        3,448,500
                                                  ------------
TRANSPORTATION EQUIPMENT--4.9%
Boeing Co. ..........                 109,300        4,570,106
Delphi Automotive
  Systems Corp. .....                 180,278        2,625,298
United Technologies
  Corp. .............                  32,500        1,913,437
                                                  ------------
                                                     9,108,841
                                                  ------------
MINING & ENERGY--3.7%
CRUDE PETROLEUM & NATURAL GAS--2.2%
Anadarko Petroleum
  Corp. .............                  81,800        4,033,761
                                                  ------------
OIL & GAS FIELD SERVICES--1.5%
Diamond Offshore
  Drilling, Inc. ....                  78,600        2,760,825
                                                  ------------
RETAIL TRADE--5.7%
APPAREL & ACCESSORY STORES--1.3%
Nordstrom, Inc. .....                 101,000        2,436,624
                                                  ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Growth and Income Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                        COUNTRY
                        ABBREV.       SHARES         VALUE
                        -------     -----------   ------------
FOOD STORES--2.1%
Albertson's, Inc. ...                 118,600     $  3,943,450
                                                  ------------
GENERAL MERCHANDISE STORES--0.9%
Federated Department
  Stores, Inc. ......                  46,600        1,572,750
                                                  ------------
RESTAURANTS--1.4%
McDonald's Corp. ....                  79,400        2,615,238
                                                  ------------
SERVICES--3.7%
COMPUTER RELATED SERVICES--2.2%
First Data Corp. ....                  83,200        4,128,800
                                                  ------------
MOTION PICTURES--1.5%
The Walt Disney
  Co. ...............                  70,200        2,724,638
                                                  ------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
  GAS & SANITARY SERVICES--9.1%
ELECTRIC SERVICES--3.1%
Entergy Corp. .......                  80,600        2,191,313
PG&E Corp. ..........                  46,500        1,145,063
Southern Co. ........                 107,500        2,506,094
                                                  ------------
                                                     5,842,470
                                                  ------------
RAILROAD--1.0%
Union Pacific
  Corp. .............                  47,800        1,777,563
                                                  ------------

                        COUNTRY
                        ABBREV.       SHARES         VALUE
                        -------     -----------   ------------
TELECOMMUNICATION--3.7%
AT&T Corp. ..........                 113,100     $  3,576,788
MCI WorldCom,
  Inc. ..............                  70,600        3,238,774
                                                  ------------
                                                     6,815,562
                                                  ------------
WATER TRANSPORTATION--1.3%
Tidewater, Inc. .....                  65,100        2,343,600
                                                  ------------
WHOLESALE TRADE--0.0%
DURABLE GOODS
Beers NV.............   Ne              1,635           52,450
                                                  ------------
TOTAL COMMON STOCKS
  (cost of $178,708,579)(b)....................    184,320,930
                                                  ------------
OTHER ASSETS & LIABILITIES, NET--(0.1)%........       (260,366)
                                                  ------------
NET ASSETS--100.0%.............................   $184,060,564
                                                  ------------

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing security.
(b) The cost for federal income tax purposes is the same.

                        SUMMARY OF SECURITIES BY COUNTRY

                                                 % OF TOTAL
SUMMARY OF SECURITIES   COUNTRY                  SECURITIES
BY COUNTRY              ABBREV.      VALUE        AT VALUE
---------------------   -------   ------------   ----------
United States            $        $184,268,480      99.9%
Netherlands              Ne             52,450       0.1
                                  ------------      ----
                                  $184,320,930       100%
                                  ------------      ----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

       ACRONYM                     NAME
       -------                     ----
         ADR           American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)
Liberty Variable Investment Trust: Colonial Growth and Income Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost
  $178,708,579).............................................    $184,320,930
Receivable for investments sold.............................          41,029
Dividends, tax reclaims and interest receivable.............         443,721
Other.......................................................         101,964
                                                                ------------
     TOTAL ASSETS...........................................     184,907,644
                                                                ------------
LIABILITIES:
Cash (including foreign currencies).........................          27,542
Payable for fund shares repurchased.........................         613,657
Accrued:
  Management fee payable....................................         205,234
  Transfer agent fee........................................             647
     TOTAL LIABILITIES......................................         847,080
                                                                ------------
NET ASSETS..................................................    $184,060,564
                                                                ------------
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $186,887,347
  Undistributed net investment income.......................       1,268,238
  Accumulated net realized losses on investments and foreign
     currency transactions..................................      (9,707,372)
  Net unrealized appreciation on investments and foreign
     currency transactions..................................       5,612,351
                                                                ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $184,060,564
                                                                ------------
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $184,059,602
                                                                ------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........      13,952,377
                                                                ------------
NET ASSET VALUE PER SHARE--CLASS A..........................          $13.19
                                                                      ------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months ended June 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $   27,560
Interest....................................................   1,929,273
                                                              ----------
     Total investment income................................   1,956,833
                                                              ----------
EXPENSES:
  Management fee............................................     606,864
  Bookkeeping fee...........................................      38,052
  Distribution fee--Class B.................................          (a)
  Transfer agent fee........................................       3,740
  Audit fee.................................................      11,947
  Printing expense..........................................       3,627
  Trustees' expense.........................................       7,943
  Custodian fee.............................................       5,629
  Legal fee.................................................       1,392
  Miscellaneous expense.....................................       6,479
                                                              ----------
     Total expenses.........................................     685,673
                                                              ----------
Net investment income.......................................   1,271,160
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized losses on investments........................  (8,919,831)
  Net realized gains on foreign currency transactions.......       1,405
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency transactions..........   7,395,534
                                                              ----------
Net decrease in net assets resulting from operations........  $ (251,732)
                                                              ----------

(a) Rounds to less than one.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Colonial Growth and Income Fund, Variable Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)
                                                                 SIX MONTHS         YEAR
                                                                   ENDED           ENDED
                                                                  JUNE 30,      DECEMBER 31,
                                                                    2000            1999
                                                                ------------    ------------
OPERATIONS:
  Net investment income.....................................    $  1,271,160    $  1,763,871
  Net realized gains (losses) on investments................      (8,919,831)     43,889,093
  Net realized gains on foreign currency transactions.......           1,405           1,335
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency transactions..........       7,395,534     (36,367,658)
                                                                ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................        (251,732)      9,286,641
                                                                ------------    ------------
DISTRIBUTIONS DECLARED FROM:
  Net investment income.....................................              --      (1,741,134)
  Net realized gains........................................              --     (43,890,430)
  In excess of net realized gains...........................              --        (738,015)
                                                                ------------    ------------
Total distributions.........................................              --     (46,369,579)
                                                                ------------    ------------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................       5,609,711      60,866,970
  Cost of fund shares repurchased--Class A..................     (18,820,968)    (22,451,127)
  Distributions reinvested--Class A.........................              --      46,369,579
                                                                ------------    ------------
                                                                 (13,211,257)     84,785,422
                                                                ------------    ------------
Proceeds from fund shares sold--Class B.....................           1,000              --
                                                                ------------    ------------
Net increase (decrease) in net assets resulting from fund
  share transactions........................................     (13,210,257)     84,785,422
                                                                ------------    ------------
          Total increase (decrease) in net assets...........     (13,461,989)     47,702,484
NET ASSETS:
  Beginning of year.........................................     197,522,553     149,820,069
                                                                ------------    ------------
  End of year...............................................    $184,060,564    $197,522,553
                                                                ------------    ------------
Undistributed (overdistributed) net investment income
  included in ending net assets.............................    $  1,268,238    $     (2,922)
                                                                ------------    ------------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................         433,302       3,638,111
  Shares repurchased--Class A...............................      (1,464,491)     (1,355,698)
  Distributions reinvested--Class A.........................              --       3,561,411
                                                                ------------    ------------
                                                                  (1,031,189)      5,843,824
                                                                ------------    ------------
  Shares sold--Class B......................................              73              --
                                                                ------------    ------------

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

Colonial Growth and Income Fund, Variable Series (the Fund) a series of Liberty Variable Investment Trust (the "Trust") is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek primarily income and long-term capital growth and secondarily, preservation of capital. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares:
Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager, receives a monthly fee equal to 0.65% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.45% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a distribution fee totaling 0.25% on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the Fund's average net assets.

For the six months ended June 30, 2000, the Fund's operating expenses, as defined above, did not exceed the 1.00% expense limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2000, purchases and sales of investments, other than short term obligations, were $103,875,588 and $114,913,588, respectively.

Unrealized appreciation (depreciation) at June 30, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation...  $15,520,209
Gross unrealized depreciation...   (9,907,231)
                                  -----------
Net unrealized appreciation.....  $ 5,612,978
                                  -----------

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

During the six months ended June 30, 2000, the Fund used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the period were $66,100.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Colonial Growth and Income Fund, Variable Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)
                                                                 SIX MONTHS
                                                                   ENDED
                                                                  JUNE 30,
                                                                    2000
                                                                ------------
                                                                  CLASS A
                                                                ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................    $      13.18
                                                                ------------
Net investment income (a)...................................            0.09
Net realized and unrealized gains (losses) on investments...           (0.08)
                                                                ------------
Total from investment operations............................            0.01
                                                                ------------
Net asset value, end of year................................    $      13.19
                                                                ------------
TOTAL RETURN:
Total investment return (b).................................            0.08%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).............................    $    184,060
Ratio of expenses to average net assets (c).................            0.73%*
Ratio of net investment income to average net assets (c)....            1.36%*
Portfolio turnover ratio....................................              56%**

  * Annualized.
 ** Not annualized.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                                                                           YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                                1999       1998       1997      1996      1995
                                                              --------   --------   --------   -------   -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................  $  16.39   $  15.34   $  13.96   $ 12.60   $ 10.03
                                                              --------   --------   --------   -------   -------
Net investment income (a)...................................      0.17       0.20       0.28      0.28      0.29
Net realized and unrealized gains on investments............      0.69       1.50       3.75      1.98      2.72
                                                              --------   --------   --------   -------   -------
Total from investment operations............................      0.86       1.70       4.03      2.26      3.01
                                                              --------   --------   --------   -------   -------
less distributions:
  Dividends from net investment income......................     (0.15)     (0.18)     (0.27)    (0.28)    (0.25)
  In excess of net investment income........................        --         --      (0.01)       --        --
  Distributions from net realized gains.....................     (3.85)     (0.47)     (2.37)    (0.62)    (0.19)
  In excess of net realized gains...........................     (0.07)        --         --        --        --
                                                              --------   --------   --------   -------   -------
Total distributions.........................................     (4.07)     (0.65)     (2.65)    (0.90)    (0.44)
                                                              --------   --------   --------   -------   -------
Net asset value, end of year................................  $  13.18   $  16.39   $  15.34   $ 13.96   $ 12.60
                                                              --------   --------   --------   -------   -------
TOTAL RETURN:
Total investment return (b).................................      5.55%     11.13%     28.97%    17.89%    30.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).............................  $197,523   $149,820   $106,909   $93,247   $71,070
Ratio of expenses to average net assets (c).................      0.73%      0.76%      0.79%     0.79%     0.81%
Ratio of net investment income to average net assets (c)....      0.99%      1.24%      1.77%     2.02%     2.51%
Portfolio turnover ratio....................................       172%        28%        60%       24%       79%

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Colonial High Yield Securities Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

  Colonial High Yield Securities Fund, Variable Series, seeks current income and total return.

FUND PERFORMANCE AS OF JUNE 30, 2000

Inception date.............................  5/19/98
Assuming reinvestment of all distributions
six-month total return for Class A
shares.....................................   (1.47)%
Net asset value per share on 6/30/00.......    $8.72
Net asset value per share on 12/31/99......    $8.85

PORTFOLIO MANAGERS' DISCUSSION

  Carl C. Ericson and Scott B. Richards are portfolio co-managers of Colonial High Yield Securities Fund, Variable Series. Mr. Ericson is a senior vice president of Colonial Management Associates, Inc. (CMA) and director of the Taxable Fixed Income Department. Mr. Richards is a senior vice president of CMA.

WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE PAST SIX MONTHS?

  High yield securities lost ground to other parts of the bond market during the period. Investors pulled away from bonds with lower credit quality as economic uncertainty overtook the market. The U.S. economy continued to grow at a rapid rate, once again raising concerns about the threat of inflation. That put the Federal Reserve Board in an aggressive mode, raising short-term interest rates dramatically in an effort to slow economic growth and keep inflation in check.

  U.S. Treasury rates declined during the period while high-yield bond rates rose, pushing the yield spread between the two sectors to near historic highs. Mutual fund redemptions and other cash outflows had a significant impact on the high-yield sector. This environment forced managers to sell high-yield bonds despite the strong operating results of issuers. Many sellers and few buyers drove bond prices down. While some opportunistic investors stepped in to purchase these bonds, current sentiment remained negative at the end of June.

WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

  The Fund continues to focus on companies that are asset-rich, with strong cash flows. Media and telecommunications firms are prominent names in the portfolio. While they struggled a bit in the second quarter of the year, they appear to be well-positioned for a rebound. Beyond that, we are carefully assessing bonds on an issuer-by-issuer basis, using our extensive in-house research staff to identify companies with solid credit credentials for consideration in the portfolio.

WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?

  We believe the high-yield market currently offers significant value. The recent malaise has been due primarily to technical factors, specifically mutual fund flows and limited trading liquidity, rather than credit-related concerns. Fundamental measures--corporate earnings, cash flows and issuer liquidity--are all showing positive trends. Technical factors, however, continue to be negative and have been responsible for driving bond prices down.

  Now, yield spreads between high-yield bonds and Treasury bonds are near historically wide levels and most bonds in the high-yield sector are priced at least 10% below their par value. Still, we have confidence in the fundamental strength of the issuers of the bonds represented in the portfolio. The bonds held in the Fund offer attractive yields. We believe our consistent, research-intensive investment process should continue to deliver strong returns relative to the high-yield bond market as a whole.

High yield investing offers the potential for high income and attractive total return, but also involves certain risks. These include credit risks associated with lower-rated bonds, changes in interest rates, and certain risks associated with foreign investments.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 2000, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED)
Liberty Variable Investment Trust: Colonial High Yield Securities Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                    PAR           VALUE
                                ------------   ------------
CORPORATE FIXED-INCOME BONDS & NOTES--82.5%
CONSTRUCTION--1.1%
BUILDING CONSTRUCTION
Atrium Cos., Inc., 10.500%
  5/1/09.......................  $  100,000    $    85,000
Morrison/Knudsen, 11.000%
  7/1/10 (a)...................     125,000        124,375
                                               -----------
                                                   209,375
                                               -----------
FINANCE, INSURANCE & REAL ESTATE--0.9%
DEPOSITORY INSTITUTIONS
Sovereign Bancorp, Inc.,
  10.500% 11/15/06.............     175,000        173,569
                                               -----------
MANUFACTURING--28.6%
CHEMICALS & ALLIED PRODUCTS--6.0%
Agricultural Minerals Co., LP,
  10.750% 9/30/03..............      75,000         48,750
Allied Waste North America,
  Inc., 10.000% 8/1/09.........     245,000        204,575
Bio-Rad Laboratories, Inc.,
  11.625% 2/15/07 (a)..........     150,000        154,500
Huntsman ICI Holdings LLC,
  12/31/09 (b).................     445,000        142,400
HydroChem Industrial Services,
  10.375% 8/1/07...............      75,000         57,375
Lyondell Chemical Co., 10.875%
  5/1/09.......................     125,000        123,750
PCI Chemicals Canada, Inc.,
  9.250% 10/15/07..............      90,000         56,700
Pioneer Americas Acquisition
  Corp., 9.250% 6/15/07........      50,000         31,500
Sterling Chemicals, Inc.,
  11.750% 8/15/06..............     190,000        155,800
Terra Industries, Inc., 10.500%
  6/15/05......................     110,000         70,400
Texas Petrochemical Corp.,
  11.125% 7/1/06...............     100,000         85,000
Trans Resources, Inc., 10.750%
  3/15/08......................     155,000         31,000
                                               -----------
                                                 1,161,750
                                               -----------
ELECTRONIC & ELECTRICAL EQUIPMENT--1.4%
Flextronics International Ltd.,
  9.875% 7/1/10 (a)............      80,000         81,000
Gentek, Inc., 11.000% 8/1/09...     100,000        101,500
TransDigm, Inc., 10.375%
  12/1/08......................     100,000         85,000
                                               -----------
                                                   267,500
                                               -----------

                                    PAR           VALUE
                                ------------   ------------
FABRICATED METAL--0.5%
Earle M. Jorgensen & Co.,
  9.500% 4/1/05................  $   50,000    $    45,000
Euramax International PLC,
  11.250% 10/1/06..............      50,000         47,500
                                               -----------
                                                    92,500
                                               -----------
FOOD & KINDRED PRODUCTS--3.3%
Chattem, Inc., 8.875% 4/1/08...     250,000        200,000
Di Giorgio Corp., 10.000%
  6/15/07......................     250,000        220,000
Premier International Foods
  PLC, 12.000% 9/1/09 (a)(c)...     250,000        222,500
                                               -----------
                                                   642,500
                                               -----------
MACHINERY & COMPUTER EQUIPMENT--0.3%
Tritel PCS, Inc., stepped
  coupon (12.750% 5/11/04) (d)
  5/15/09......................     100,000         66,000
                                               -----------
MEASURING & ANALYZING INSTRUMENTS--0.7%
Envirosource, Inc., 9.750%
  6/15/03......................     300,000        135,000
                                               -----------
MISCELLANEOUS MANUFACTURING--5.7%
Blount, Inc., 13.000% 8/1/09...     195,000        198,900
Eagle-Picher Industries, Inc.,
  9.375% 3/1/08................      65,000         54,925
Koppers Industries, Inc.,
  9.875% 12/1/07...............     150,000        139,500
Moll Industries, Inc., 10.500%
  7/1/08.......................     170,000         42,500
Owens-Illinois, Inc., 7.500%
  5/15/10......................     250,000        218,015
Special Devices, Inc., 11.375%
  12/15/08.....................     100,000         35,000
Station Casinos, 9.875%
  7/1/10 (a)...................      50,000         50,250
Tekni-Plex, Inc., 12.750%
  6/15/10......................      65,000         64,838
Terex Corp., 8.875% 4/1/08.....     100,000         90,000
Thermadyne Holdings Corp.,
  9.875% 6/1/08................     120,000         94,800
Werner Holding Co., 10.000%
  11/15/07.....................     100,000         96,250
                                               -----------
                                                 1,084,978
                                               -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial High Yield Securities Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                    PAR           VALUE
                                ------------   ------------
PAPER PRODUCTS--2.3%
Gaylord Container Corp.:
  9.375% 6/15/07...............  $  100,000    $    78,000
  9.750% 6/15/07...............      50,000         39,500
Repap New Brunswick, Inc.,
  10.625% 4/15/05..............     150,000        135,000
Riverwood International Corp.,
  10.875% 4/1/08...............     225,000        198,000
                                               -----------
                                                   450,500
                                               -----------
PETROLEUM REFINING--0.5%
Benton Oil & Gas Co.:
  9.375% 11/1/07...............     110,000         68,750
  11.625% 5/1/03...............      25,000         18,125
                                               -----------
                                                    86,875
                                               -----------
PRIMARY METAL--4.2%
AK Steel Corp., 7.875%
  2/15/09......................     100,000         89,000
Algoma Steel, Inc., 12.375%
  7/15/05......................      50,000         43,000
Kaiser Aluminum & Chemical
  Corp., 10.875% 10/15/06......     150,000        143,625
Keystone Consolidated
  Industries, Inc., 9.625%
  8/1/07.......................     200,000        156,000
Renco Metals, Inc., 11.500%
  7/1/03.......................      50,000         19,000
WCI Steel, Inc., 10.000%
  12/1/04......................     200,000        190,000
Wheeling-Pittsburgh Corp.,
  9.250% 11/15/07..............     250,000        167,500
                                               -----------
                                                   808,125
                                               -----------
PRINTING & PUBLISHING--0.6%
American Lawyer Media, Inc.,
  9.750% 12/15/07..............      65,000         58,988
Cable Satisfaction
  International, Inc., 12.750%
  3/1/10.......................      50,000         49,500
                                               -----------
                                                   108,488
                                               -----------
RUBBER & PLASTIC--1.2%
Burke Industries, Inc., 10.000%
  8/15/07......................      45,000         18,000
Callahan Nordrhein, 14.000%
  7/15/10 (a)..................      65,000         65,163
Metromedia Fiber Network, Inc.,
  10.000% 12/15/09.............     150,000        147,000
                                               -----------
                                                   230,163
                                               -----------
STONE, CLAY, GLASS & CONCRETE--0.2%
Owens-Illinois, Inc., 7.350%
  5/15/08......................      50,000         44,065
                                               -----------
TEXTILE MILL PRODUCTS--0.8%
Collins & Aikman Products Co.,
  10.000% 1/15/07..............     150,000        145,500
                                               -----------

                                    PAR           VALUE
                                ------------   ------------
TRANSPORTATION EQUIPMENT--0.9%
Dura Operating Corp., 9.000%
  5/1/09.......................  $  100,000    $    87,000
LDM Technologies, Inc., 10.750%
  1/15/07......................     100,000         78,500
                                               -----------
                                                   165,500
                                               -----------
MINING & ENERGY--4.8%
COAL MINING--0.1%
AEI Resources, Inc., 10.500%
  12/15/2005 (a)...............     100,000         20,000
                                               -----------
OIL & GAS EXTRACTION--4.4%
HS Resources, Inc., 9.250%
  11/15/06.....................     100,000         97,500
Magnum Hunter Resources, Inc.,
  10.000% 6/1/07...............     100,000         94,500
Mariner Energy, Inc., 10.500%
  8/1/06.......................     250,000        230,000
Ocean Energy, Inc., 8.875%
  7/15/07......................     150,000        148,875
Petsec Energy, Inc., 9.500%
  6/15/07 (e)..................     200,000         78,000
Vintage Petroleum, Inc., 9.750%
  6/30/09......................     200,000        202,500
                                               -----------
                                                   851,375
                                               -----------
OIL & GAS FIELD SERVICES--0.3%
RBF Finance Co., 11.000%
  3/15/06......................      50,000         53,750
                                               -----------
RETAIL TRADE--0.8%
FOOD STORES
Pathmark Stores, Inc., 9.625%
  5/1/2003 (e).................     225,000        155,250
                                               -----------
SERVICES--8.3%
AMUSEMENT & RECREATION--5.5%
Boyd Gaming Corp., 9.500%
  7/15/07......................      75,000         71,813
Coast Hotels & Casinos, Inc.,
  9.500% 4/1/09................     100,000         95,500
Hollywood Casino Corp., 11.250%
  5/1/07.......................     140,000        143,150
Hollywood Casino Shreveport,
  13.000% 8/1/06...............     100,000        106,250
Hollywood Park, Inc., 9.250%
  2/15/07......................     250,000        249,375
Horseshoe Gaming LLC, 9.375%
  6/15/07......................     250,000        247,500
Mohegan Tribal Gaming
  Authority, 8.750% 1/1/09.....     145,000        137,750
                                               -----------
                                                 1,051,338
                                               -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial High Yield Securities Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                    PAR           VALUE
                                ------------   ------------
HEALTH SERVICES--1.7%
InSight Health Services Corp.,
  9.625% 6/15/08...............  $   50,000    $    44,750
Tenet Healthcare Corp., 8.625%
  1/15/07......................     300,000        287,250
                                               -----------
                                                   332,000
                                               -----------
HOTELS, CAMPS & LODGING--0.7%
CapRock Communications Corp.,
  11.500% 5/1/09...............     150,000        135,000
                                               -----------
OTHER SERVICES--0.4%
Intertek Finance PLC, 10.250%
  11/1/06 (c)..................     100,000         82,000
                                               -----------
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS
  & SANITARY SERVICES--38.0%
AIR TRANSPORTATION--0.5%
U.S. Air, Inc., 10.375%
  3/1/13.......................     100,000         91,000
                                               -----------
BROADCASTING--3.7%
Allbritton Communications Co.,
  9.750% 11/30/07..............     150,000        145,500
Cumulus Media, Inc., 10.375%
  7/1/08.......................      25,000         21,750
Fox Family Worldwide, Inc.,
  9.250% 11/1/07...............     150,000        136,500
LIN Holding Corp., stepped
  coupon (10.000% 3/01/03) (d)
  3/1/08.......................     150,000         98,625
Sinclair Broadcast Group, Inc.:
  9.000% 7/15/07...............     150,000        133,875
  10.000% 9/30/05..............      75,000         71,906
Young Broadcasting Corp.,
  11.750% 11/15/04.............     100,000        100,500
                                               -----------
                                                   708,656
                                               -----------
CABLE--8.9%
Adelphia Communications Corp.:
  8.375% 2/1/08................     150,000        132,375
  9.875% 3/1/07................     250,000        239,375
Charter Communications Holding
  LLC, stepped coupon (9.250%
  2/01/04) (d) 4/1/11..........     175,000         99,312
Diamond Cable Co., stepped
  coupon (10.750% 2/15/02) (d)
  2/15/07 (c)..................     250,000        190,625
EchoStar DBS Corp., 9.250%
  2/1/06.......................     250,000        242,500
FrontierVision Holdings LP,
  stepped coupon (11.875%
  9/15/01) (d) 9/15/07.........     250,000        216,875
NTL, Inc., 10.000% 2/15/07.....     250,000        237,500

                                    PAR           VALUE
                                ------------   ------------
Northland Cable Television,
  Inc., 10.250% 11/15/07.......  $  135,000    $   112,050
Telewest Communication PLC,
  stepped coupon (11.000%
  10/1/00) (d) 10/1/07 (c).....     250,000        239,062
                                               -----------
                                                 1,709,674
                                               -----------
COMMUNICATIONS--5.8%
Call-Net Enterprises, Inc.,
  stepped coupon (10.800%
  5/15/04) (d) 5/15/09.........      50,000         19,000
Centennial Cellular Corp.,
  10.750% 12/15/08.............     100,000        100,000
Exodus Communications, Inc.:
  10.750% 12/15/09.............     155,000        149,575
  11.625% 7/15/10 (a)..........      40,000         40,200
Metrocall, Inc., 9.750%
  11/1/07......................      25,000         16,500
Orbcomm Global LP, 14.000%
  8/15/04......................      15,000         11,700
Spectrasite Holdings, Inc.:
  stepped coupon (11.250%
  4/15/04) (d) 4/15/09.........     295,000        171,100
  10.750% 3/15/10 (a)..........      25,000         24,875
Tele1 Europe BV, 11.875%
  12/1/09......................      50,000         46,305
Time Warner Telecom L.L.C.,
  9.750% 7/15/08...............     150,000        145,500
United Pan-Europe
  Communications NV, 11.500%
  2/1/10 (a)...................     185,000        164,650
Verio, Inc., 11.250% 12/1/08...     195,000        216,450
                                               -----------
                                                 1,105,855
                                               -----------
ELECTRIC SERVICES--1.1%
AES Corp., 9.500% 6/1/09.......     210,000        205,800
                                               -----------
MOTOR FREIGHT & WAREHOUSING--0.3%
MTL, Inc., 10.000% 6/15/06.....      75,000         56,250
                                               -----------
TELECOMMUNICATION--17.1%
AirGate PCS, Inc., stepped
  coupon (13.500% 10/1/04) (d)
  10/1/09......................      85,000         50,150
Carrier1 International SA,
  13.250% 2/15/09..............     250,000        246,250
Clearnet Communications, Inc.,
  stepped coupon (14.750%
  12/15/00) (d) 12/15/05.......     200,000        206,000
Covad Communications Group,
  Inc., 12.000% 2/15/10 (a)....      30,000         25,200
Crown Castle International
  Corp., stepped coupon
  (10.375% 5/15/04) (d)
  5/15/11......................     360,000        219,600
Flag Telecom Holding Ltd.,
  11.625% 3/30/10..............      35,000         33,600

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial High Yield Securities Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                    PAR           VALUE
                                ------------   ------------
Flag Telecom Holding Ltd.,
  11.625% 3/30/10 (a)(c).......  $   90,000    $    82,490
Global Crossing Holding Ltd.,
  9.625% 5/15/08...............      50,000         48,625
Global Crossing Ltd., 9.125%
  11/15/06 (a).................     100,000         96,250
Hyperion Telecommunications,
  Inc., stepped coupon (13.000%
  4/15/01) (d) 4/15/03 (a).....      50,000         46,500
Jazztel PLC, 13.250%
  12/15/2009 (c)...............      50,000         44,396
KMC Telecom Holdings, Inc.,
  13.500% 5/15/09..............     100,000         88,000
Level 3 Communications, Inc.:
  9.125% 5/1/08................      60,000         53,850
  11.000% 3/15/08 (a)..........      75,000         74,250
McLeodUSA, Inc., stepped coupon
  (10.500% 3/1/02) (d)
  3/1/07.......................     100,000         82,500
Microcell Telecommunications,
  Inc., stepped coupon (14.000%
  12/1/01) (d) 6/1/06..........     250,000        231,875
Nextel Communications, Inc.:
  (stepped coupon 9.750%
  10/31/02) (d) 10/31/07.......     100,000         74,500
  9.375% 11/15/09..............     100,000         96,000
Nextel International, Inc.,
  stepped coupon (12.125%
  4/15/03) (d) 4/15/08.........      60,000         39,103
Nextel Partners, Inc., 11.000%
  3/15/10 (a)..................     100,000         99,500
Nextlink Communications, Inc.,
  10.750% 6/1/09...............     250,000        246,875
ONO Finance PLC:
  13.000% 5/1/09...............     100,000         98,000
  14.000% 7/15/10 (a)..........     175,000        167,081
RCN Corp. stepped coupon
  (11.125% 10/15/02) (d)
  10/15/07.....................      50,000         30,500
TeleCorp PCS, Inc., stepped
  coupon (11.625% 4/15/04) (d)
  4/15/09......................     250,000        164,375
UbiquiTel Operating Co.,
  stepped coupon (14.000%
  4/15/05) (d) 4/15/10.........      50,000         28,750
Williams Communications Group,
  Inc., 10.875% 10/1/09........     230,000        224,250
WinStar Communications Unit,
  12.750% 4/15/10 (a)..........  $   10,000    $     9,650
WinStar Equipment Corp.,
  12.500% 4/15/08 (a)..........     150,000        146,250
Worldwide Fiber, Inc., 12.000%
  8/1/09.......................     145,000        137,750
XM Satellite Radio Holdings,
  Inc., 14.000% 3/15/10 (a)....     100,000         88,500
                                               -----------
                                                 3,280,620
                                               -----------
WATER--0.6%
Azurix Corp., 10.750%
  2/15/10 (a)..................     120,000        115,200
                                               -----------
TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
  (cost of $17,422,733).....................    15,826,156


                                               -----------

                                   SHARES
                                ------------
PREFERRED STOCKS--4.2%
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS
  & SANITARY SERVICES--4.2%
BROADCASTING--1.3%
Granite Broadcasting Corp.,
  PIK, 12.750% (g).............          59         52,071
PriMedia, Inc. 10.000%.........       2,000        193,000
                                               -----------
                                                   245,071
                                               -----------
CABLE--0.8%
CSC Holdings Ltd., PIK,
  11.125%......................       1,535        162,795
                                               -----------
COMMUNICATIONS--0.6%
Dobson Communication Corp.,
  PIK, 12.250%.................         106        107,387
                                               -----------
TELECOMMUNICATION--1.5%
Nextel Communications, Inc.,
  PIK, 11.125%.................         311        297,005
                                               -----------
TOTAL PREFERRED STOCKS
  (cost of $856,635)........................       812,258
                                               -----------
WARRANTS (G)--0.2%
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS
  & SANITARY SERVICES--0.2%
TELECOMMUNICATION
AirGate PCS, Inc., expires 10/1/09..........         5,645
Cable Satisfaction International, Inc.,
  expires 3/1/10............................            50
Carrier1 International SA, expires
  2/19/09...................................        37,290
                                               -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial High Yield Securities Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                    PAR           VALUE
                                ------------   ------------
TOTAL WARRANTS
(cost of $6,311)............................   $    42,985
                                               -----------
TOTAL INVESTMENTS
  (cost of $18,285,679) (h).................    16,681,399
                                               -----------
SHORT-TERM OBLIGATIONS--12.9%
Repurchase agreement with SBC
  Warburg, Ltd., dated 6/30/00,
  due 7/3/00 at 6.60%,
  collateralized by U.S.
  Treasury notes with various
  maturities to 2026, market
  value $2,517,763 (repurchase
  proceeds $2,467,356).........  $2,466,000      2,466,000
                                               -----------
FORWARD CURRENCY CONTRACTS--0.1% (I)........        17,045
                                               -----------
OTHER ASSETS & LIABILITIES, NET--0.1%.......        28,037
                                               -----------
NET ASSETS--100.0%..........................   $19,192,481
                                               -----------

(a) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000 the value of these securities amounted to $1,817,384 or 9.5% of net assets.
(b) Zero coupon bond.
(c) This is a British security. Par amount is stated in U.S. dollars.
(d) Currently zero coupon. Shown parenthetically is the interest to be paid and the date the Fund will begin accruing this rate.
(e) This issuer is in default of certain debt covenants. Income is not being accrued.
(f) This is a Bermudian security. Par amount is stated in U.S. dollars.
(g) Non-income producing security.
(h) Cost for federal income tax purposes is the same.
(i) As of June 30, 2000, the Fund had entered into the following forward currency exchange contract:

                 IN                     NET UNREALIZED
CONTRACTS     EXCHANGE     SETTLEMENT    APPRECIATION
TO DELIVER       FOR          DATE         (U.S.$)
----------   -----------   ----------   --------------
Eu 340,411   US $326,636    9/18/00        $17,045

ACRONYM             NAME
-------             ----
  Eu                Euro
  PIK          Payment-In-Kind

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)
Liberty Variable Investment Trust: Colonial High Yield Securities Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost
  $18,285,679)..............................................    $16,681,399
Short-term obligations......................................      2,466,000
Cash (including foreign currencies).........................         81,003
Unrealized appreciation on forward currency contracts.......         17,045
Dividends and interest receivable...........................        368,402
Receivable for investments sold.............................        188,766
Receivable for fund shares sold.............................             23
Expense reimbursement due from Manager......................         15,851
                                                                -----------
     TOTAL ASSETS...........................................     19,818,489
                                                                -----------
LIABILITIES:
Payable due to custodian bank...............................         77,791
Payable for investments purchased...........................        433,059
Payable for fund shares repurchased.........................         89,637
Accrued
  Management fees...........................................         16,352
  Bookkeeping fee...........................................          2,157
  Transfer agent fee........................................            615
Other.......................................................          6,397
                                                                -----------
     TOTAL LIABILITIES......................................        626,008
                                                                -----------
NET ASSETS..................................................    $19,192,481
                                                                -----------
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $20,679,526
  Undistributed net investment income.......................        816,228
  Accumulated net realized losses on investments and foreign
     currency transactions..................................       (719,426)
  Net unrealized depreciation on investments and foreign
     currency transactions..................................     (1,583,847)
                                                                -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $19,192,481
                                                                -----------
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $19,191,477
                                                                -----------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........      2,200,612
                                                                -----------
NET ASSET VALUE PER SHARE--CLASS A..........................          $8.72
                                                                      -----

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended June 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividend....................................................    $  43,928
Interest....................................................      825,289
                                                                ---------
     Total investment income................................      869,217
                                                                ---------
EXPENSES:
  Management fee............................................       51,425
  Bookkeeping fee...........................................       13,463
  Distribution fee..........................................           (a)
  Transfer agent fee........................................        3,740
  Audit fee.................................................        7,592
  Printing expense..........................................          772
  Trustees' expense.........................................        2,994
  Custodian fee.............................................          868
  Legal fees................................................          726
  Miscellaneous expense.....................................          775
                                                                ---------
     Total expenses.........................................       82,355
                                                                ---------
Less:
  Expenses reimbursable by Manager..........................      (11,720)
                                                                ---------
Net expenses................................................       70,635
                                                                ---------
Net investment income.......................................      798,582
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized losses on investments and foreign currency
     transactions...........................................     (512,737)
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency transactions..........     (546,516)
                                                                ---------
Net decrease in net assets resulting from operations........    $(260,671)
                                                                ---------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Colonial High Yield Securities Fund, Variable Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)
                                                                 SIX MONTHS
                                                                   ENDED         YEAR ENDED
                                                                  JUNE 30,      DECEMBER 31,
                                                                    2000            1999
                                                                ------------    ------------
OPERATIONS:
  Net investment income.....................................    $   798,582     $   960,172
  Net realized losses on investments and foreign currency
     transactions...........................................       (512,737)       (147,441)
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency transactions..........       (546,516)       (718,897)
                                                                -----------     -----------
Net increase (decrease) in net assets resulting from
  operations................................................       (260,671)         93,834
                                                                -----------     -----------
DISTRIBUTIONS DECLARED FROM:
  From net investment income................................             --        (938,513)
                                                                -----------     -----------
Total distributions.........................................             --        (938,513)
                                                                -----------     -----------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................      6,504,394      10,124,281
  Cost of fund shares repurchased--Class A..................     (2,410,373)       (775,060)
  Distributions reinvested--Class A.........................             --         938,513
                                                                -----------     -----------
                                                                  4,094,021              --
                                                                -----------     -----------
  Proceeds from fund shares sold--Class B...................          1,000              --
                                                                -----------     -----------
Net increase in net assets resulting from fund share
  transactions..............................................      4,095,021      10,287,734
                                                                -----------     -----------
Total increase in net assets................................      3,834,350       9,443,055
NET ASSETS:
  Beginning of year.........................................     15,358,131       5,915,076
                                                                -----------     -----------
  End of year...............................................    $19,192,481     $15,358,131
                                                                -----------     -----------
Undistributed net investment income included in ending net
  assets....................................................    $   816,228     $    17,646
                                                                -----------     -----------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................        740,571       1,075,551
  Shares repurchased--Class A...............................       (274,921)        (81,741)
  Dividends reinvested--Class A.............................             --         105,807
                                                                -----------     -----------
                                                                    465,650       1,099,617
                                                                -----------     -----------
  Shares sold--Class B......................................            115
                                                                -----------     -----------

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Colonial High Yield Securities Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and total return. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest or dividend payment is recorded as income and as the cost basis of such securities.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  OTHER--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.
NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.60% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.40% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a distribution fee totaling 0.25% on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses) exceed 0.95% of the Fund's average net assets.

Effective May 30, 2000, the expense limit was changed from 0.80% to the current rate.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2000, purchases and sales of investments, other than short term obligations, were $6,705,343 and $2,884,045, respectively.

Unrealized appreciation (depreciation) at June 30, 2000, based on cost of investments for both financial statements and federal income tax purposes was:

Gross unrealized appreciation     $   126,452
Gross unrealized depreciation      (1,735,137)
                                  -----------
  Net unrealized depreciation     $(1,608,685)
                                  -----------

  CAPITAL LOSS CARRYFORWARDS--At December 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

 YEAR OF     CAPITAL LOSS
EXPIRATION   CARRYFORWARD
----------   ------------
   2006        $ 49,000
   2007          53,000
               --------
               $102,000
               --------

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Colonial High Yield Securities Fund, Variable Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)
                                                                SIX MONTHS      YEAR ENDED     PERIOD ENDED
                                                                 JUNE 30,      DECEMBER 31,    DECEMBER 31,
                                                                   2000            1999          1998***
                                                                -----------    ------------    ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................      $  8.85        $  9.31          $10.00
                                                                  -------        -------          ------
Net investment income (a)...................................         0.41           0.88            0.48
Net realized and unrealized loss............................        (0.54)         (0.72)          (0.74)
                                                                  -------        -------          ------
Total from investment operations............................        (0.13)          0.16           (0.26)
                                                                  -------        -------          ------
Less distributions:
  Dividends from net investment income......................           --          (0.62)          (0.43)
  In excess of net investment income........................           --             --           (0.00)
                                                                  -------        -------          ------
Total distributions.........................................           --          (0.62)          (0.43)
                                                                  -------        -------          ------
Net asset value, end of year................................      $  8.72        $  8.85          $ 9.31
                                                                  -------        -------          ------
TOTAL RETURN:
Total investment return (b)(c)..............................        (1.47)%**       1.65%          (2.57)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).............................      $19,191        $15,358          $5,915
Ratio of expenses to average net assets (d)(e)..............         0.80%*         0.80%           0.80%*
Ratio of net investment income to average net assets (d)....         9.28%*         9.36%           7.93%*
Portfolio turnover ratio....................................           19%**          16%             23%**

  * Annualized.

 ** Not annualized.

 *** For the period from the commencement of operations May 19, 1998 to December
     31, 1998.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.

 (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

 (e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 0.94% (annualized), 1.28% and 1.84% (annualized).

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Colonial International Fund for Growth, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

  Colonial International Fund for Growth, Variable Series seeks long-term capital growth.

FUND PERFORMANCE AS OF JUNE 30, 2000

CLASS                                 A        B(1)
-----                              -------    -------
Inception Date...................   5/2/94    6/30/00
Six-month total return...........   (10.04)%   (10.04)%
Net asset value per share
  6/30/00........................    $2.51      $2.51
Net asset value per share
  12/31/99.......................    $2.79         --

PORTFOLIO MANAGERS' DISCUSSION

  The Portfolio Managers of the Fund are Charles R. Roberts, Michael Ellis, and Deborah F. Snee. Mr. Roberts, Mr. Ellis, and Ms. Snee have co-managed the Fund since March 2000. Mr. Roberts and Mr. Ellis are senior vice presidents of Colonial Management Associates, Inc., and Ms. Snee is a vice president of Colonial Management Associates, Inc.

WHAT WAS THE INVESTMENT ENVIRONMENT LIKE FOR THE FUND?

  In Europe, telecommunications and information technology drove the markets. The Fund was well represented in the telecommunications sector, and participated in this rally. However, these gains were diluted by holdings in cyclical sectors which underperformed such as paper and auto parts.

  Both the MSCI Telecommunications Index and the MSCI Information Technology index declined in the second quarter. The Fund's investments in these sectors, which are in predominantly large-cap companies, also declined, following the general trend. However, some of the Fund's investments bucked the trend. Alcatel (1.5% of net assets), a telecommunications equipment company in France increased close to 50% for the quarter. Canon (1.6% of net assets), a Japanese manufacturer of camera and video equipment, climbed 18% for the quarter.

  Two sectors which helped boost the Fund's performance were Energy and Health Care. The MSCI Health Care Index increased 16% for the quarter and the Fund participated in this rally through holdings like AstraZeneca (1.0% of net assets), a UK pharmaceutical company which increased 21% over the quarter and Sanofi-Synthelabo (1.0% of net assets), a French pharmaceutical company which returned 25%.

WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

  The Fund came under new portfolio management as of April 2000. As the new managers we follow a long-term, quality, growth stock style, the Fund is now positioned largely in the following six growth sectors: business services, consumer growth, financial services, health care, information technology and telecommunications. In addition, we invest only in quality companies we believe have the management and balance sheet strength to take advantage of emerging opportunities.

WHAT IS YOUR OUTLOOK?

  As managers of the Fund, we remain convinced of the long-term growth prospects of the six sectors in which we currently invest. Sometimes these growth sectors and quality companies will be challenged by rising interest rates, disruptive technologies and high valuations, but their long-term prospects have remained positive. Data and wireless traffic should continue to grow exponentially. The aging of the population as well as increasing disposable income should fuel the growth of health care and private pension plans. Further, in both Europe and Japan, there is increasing emphasis on creating shareholder value. At the same time, stock ownership by individuals has been rapidly gaining acceptance.

International investing offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by political, business and economic condition in the countries in which it invests.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 2000, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED)
Liberty Variable Investment Trust: Colonial International Fund for Growth, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                         COUNTRY
                         ABBREV.     SHARES         VALUE
                         -------   -----------   -----------
COMMON STOCKS--86.6%
FINANCE, INSURANCE & REAL ESTATE--17.3%
DEPOSITORY INSTITUTIONS--7.0%
Banca Fideuram SPA......  It           90,000    $ 1,373,121
Banca Popolare di Milano
  (BPM).................  It          127,100        902,835
Deutsche Bank AG........  G            16,750      1,381,714
Generale Banque, VVPR
  STRIP (a).............  Be              105              2
Lloyds TSB Bank PLC.....  UK           37,000        360,062
Standard Chartered
  PLC...................  UK           41,000        511,983
Svenska Handelsbanken,
  Class A...............  Sw           32,600        474,735
                                                 -----------
                                                   5,004,452
                                                 -----------
HOLDING & OTHER INVESTMENT OFFICES--0.0%
Fortis (B) CVG (a)......  Be            3,395         24,148
Fortis AG-Strip VVPR
  (a)...................  Be           30,555            292
                                                 -----------
                                                      24,440
                                                 -----------
HOLDING COMPANIES--3.1%
Astrazenca PLC..........  UK           15,523        723,616
Fortis Amev NV..........  Ne           29,604        861,782
Roche Holding AG........  Sz               64        622,593
                                                 -----------
                                                   2,207,991
                                                 -----------
INSURANCE CARRIERS--2.7%
Aegon NV................  Ne           18,000        640,504
Allianz AG..............  G             1,770        642,165
Skandia Forsakrings
  AB....................  Sz           24,716        655,175
                                                 -----------
                                                   1,937,844
                                                 -----------
NONDEPOSITORY CREDIT INSTITUTIONS--3.3%
Nordic Baltic Holding AB
  FDR...................  Sz          149,430      1,087,132
Promise Co., Ltd. ......  Ja           16,500      1,304,188
                                                 -----------
                                                   2,391,320
                                                 -----------
REAL ESTATE--1.2%
IOI Properties Berhad...  Ma          124,000        195,789
Orix Corp...............  Ja            4,400        649,500
                                                 -----------
                                                     845,289
                                                 -----------

                         COUNTRY
                         ABBREV.     SHARES         VALUE
                         -------   -----------   -----------
MANUFACTURING--30.5%
CHEMICALS & ALLIED PRODUCTS--10.8%
Altana AG...............  G             8,650    $   685,463
Glaxo Holdings PLC......  UK           17,000        496,278
Kao Corp. ..............  Ja           32,000        977,928
Novartis................  Sz              417        660,088
Sanofi-Synthelabo SA....  Fr           15,000        714,630
SmithKline Beecham PLC..  UK           67,563        894,306
Takeda Chemical
  Industries............  Ja           23,000      1,509,903
UCB SA..................  Be           17,900        657,624
Yamanouchi
  Pharmaceutical........  Ja           21,000      1,146,859
                                                 -----------
                                                   7,743,079
                                                 -----------
COMMUNICATIONS EQUIPMENT--3.0%
Sony Corp. .............  Ja           10,000        933,786
Telefon LM Ericsson.....  Sw           62,800      1,246,748
                                                 -----------
                                                   2,180,534
                                                 -----------
ELECTRONIC & ELECTRICAL EQUIPMENT--1.8%
Siemens AG..............  G             8,600      1,293,209
                                                 -----------
                                                   1,293,209
                                                 -----------
ELECTRONIC COMPONENTS--8.3%
Alcatel Alsthom.........  Fr           16,375      1,076,927
Arm Holdings PLC........  UK           26,012        269,172
Electrocomponents PLC...  UK           33,500        343,099
Epcos AG................  G             5,753        578,928
Koninklijke Philips
  Electronics ADR (a)...  Ne           18,380        873,050
Murata Manufacturing
  Co., Ltd. ............  Ja           13,000      1,866,251
Rohm Co. Ltd. ..........  Ja            1,900        555,555
Samsung Electronics
  GDS...................  Ko            1,958        384,747
                                                 -----------
                                                   5,947,729
                                                 -----------
FOOD & KINDRED PRODUCTS--3.3%
Groupe Danone...........  Fr            4,020        533,495
Nestle AG Registered
  Shares................  Sz              525      1,050,064
Numico N.V..............  Ne           15,500        735,492
                                                 -----------
                                                   2,319,051
                                                 -----------
MACHINERY & COMPUTER EQUIPMENT--2.0%
Canon, Inc. ............  Ja           22,000      1,095,642
Fujitsu Ltd. ...........  Ja            9,000        311,545
                                                 -----------
                                                   1,407,187
                                                 -----------
STONE, CLAY, GLASS & CONCRETE--0.7%
Holderbank Financiere
  Glaris AG.............  Sz              425        520,706
                                                 -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial International Fund for Growth, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                         COUNTRY
                         ABBREV.     SHARES         VALUE
                         -------   -----------   -----------
TOBACCO PRODUCTS--0.6%
Allied Zurich PLC.......  UK           37,000    $   439,759
                                                 -----------
RETAIL TRADE--8.7%
FOOD STORES--1.3%
Carrefour SA............  Fr            9,300        635,749
Jardine Matheson
  Holdings Ltd. (a).....  Si                1              4
Tesco PLC...............  UK           87,000        270,574
                                                 -----------
                                                     906,327
                                                 -----------
GENERAL MERCHANDISE STORES--3.3%
Ito-Yokado Co., Ltd. ...  Ja           11,600        856,706
Seven-Eleven Japan Co.,
  Ltd. .................  Ja           18,000      1,505,942
                                                 -----------
                                                   2,362,648
                                                 -----------
MISCELLANEOUS RETAIL--4.1%
Christian Dior SA.......  Fr            4,200        952,363
L'Oreal.................  Fr            1,300      1,125,746
Pinault-Printemps SA....  Fr            3,900        866,464
                                                 -----------
                                                   2,944,573
                                                 -----------
SERVICES--7.0%
COMPUTER RELATED SERVICES--3.0%
Altran Technologies.....  Fr            1,400        274,147
Cap Gemini S.A. ........  Fr            2,900        510,839
Secom Co., Ltd. ........  Ja           19,000      1,388,889
                                                 -----------
                                                   2,173,875
                                                 -----------
COMPUTER SOFTWARE--4.0%
Check Point Software
  Technologies..........  Is              970        205,398
Datacraft Asia Ltd. ....  Si           41,000        360,800
Intershop Communications
  AG....................  G               294        132,769
Hitachi Software
  Engineering Co.,
  Ltd. .................  Ja            6,500        705,055
Logica PLC..............  UK           14,924        354,155
Oracle Corp. Japan......  Ja            1,100        398,415
Oracle Corp. Japan New
  Shares................  Ja              550        202,061
SAP AG..................  G             3,300        493,081
                                                 -----------
                                                   2,851,734
                                                 -----------
TRANSPORTATION, COMMUNICATION, ELECTRIC & GAS
  SERVICES--22.4%
COMMUNICATIONS--6.6%
Adecco SA...............  Sz            1,280      1,086,792
Capita Group PLC........  UK           28,000        686,973
Securitas AB Class B....  Sw           42,800        910,561
Vodafone Airtouch PLC...  UK          505,839      2,028,221
                                                 -----------
                                                   4,712,547
                                                 -----------

                         COUNTRY
                         ABBREV.     SHARES         VALUE
                         -------   -----------   -----------
GAS SERVICES--2.4%
BG PLC..................  UK          152,956    $   988,619
Centrica PLC (a)........  UK          208,800        696,398
                                                 -----------
                                                   1,685,017
                                                 -----------
PUBLISHING--1.8%
Hutchinson Whampoa
  Ltd. .................  UK           27,000        339,422
Singapore Press
  Holdings..............  Si           26,000        406,168
Wolters Kluwer--CVA.....  Ne           19,400        516,768
                                                 -----------
                                                   1,262,358
                                                 -----------
TELECOMMUNICATION--11.6%
Cable & Wireless HKT
  Ltd. .................  HK           61,200        130,791
China Telecom Ltd.......  HK           44,000        391,595
COLT Telecom Group
  PLC...................  UK           28,000        934,657
Koninklijke KPN NV......  Ne           32,260      1,442,991
Nortel Networks.........  Ca           17,700      1,208,025
Nokia Oyj...............  Fi           22,400      1,143,103
NTT Mobile Communication
  Network...............  Ja               38      1,028,674
SK Telecom Co., Ltd. ...  Ko            1,360        445,241
Sonera Group OYJ........  Fi           10,500        478,688
Telecom Italia Mobile
  SPA...................  It           60,255        616,130
Telefonica de Espana
  ADR...................  Sp            7,159        458,623
                                                 -----------
                                                   8,278,518
                                                 -----------
WHOLESALE TRADE--0.7%
DURABLE GOODS
Bil Finance Limited.....  Nz          496,375        139,635
Li & Fung Ltd. .........  HK           76,301        381,720
                                                 -----------
                                                     521,355
                                                 -----------
TOTAL COMMON STOCKS
  (cost of $50,064,611).......................    61,961,542
                                                 -----------
PREFERRED STOCK--1.2%
MANUFACTURING--1.2%
ELECTRONIC COMPONENTS
Samsung Electronics
  (cost of $57,622).....  Ko            5,830        854,968
                                                 -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial International Fund for Growth, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                         COUNTRY
                         ABBREV.     SHARES         VALUE
                         -------   -----------   -----------
RIGHTS & WARRANTS--0.0% (A)
FINANCE
DEPOSITORY INSTITUTIONS
  Siam Commercial Bank
  Public Co., Ltd.
  expires 12/31/02 (cost
  of $0) (b)............  Th           12,000    $     1,316
                                                 -----------
TOTAL INVESTMENTS
  (cost of $50,122,233) (c)...................   $62,817,826
                                                 -----------

                                    PAR          VALUE
                                -----------   ------------
SHORT-TERM OBLIGATIONS--8.7%
Repurchase agreement with SBC
  Warburg Ltd., dated 6/30/00,
  due 7/03/00 at 6.60%,
  collateralized by U.S.
  Treasury notes with various
  maturities to 2026, market
  value $6,377,108 (repurchase
  proceeds $6,249,435)........  $6,246,000    $ 6,246,000
                                              -----------
OTHER ASSETS & LIABILITIES, NET--3.5%......     2,516,827
                                              -----------
NET ASSETS--100.0%.........................   $71,580,653
                                              -----------

(a) Non-income producing security.
(b) The value of this security represents fair value as determined in good faith under the direction of the Trustees.
(c) Cost for federal income tax purposes is the same.

                        SUMMARY OF SECURITIES BY COUNTRY

                                                        % TOTAL
SUMMARY OF SECURITIES        COUNTRY                   SECURITIES
BY COUNTRY                   ABBREV.       VALUE        AT VALUE
---------------------        -------    -----------    ----------
Japan                         Ja        $16,436,899       26.2
United Kingdom                Uk         10,337,294       16.5
France                        Fr          6,690,360       10.7
Switzerland                   Sz          5,682,550        9.0
Germany                       G           5,207,329        8.3
Netherlands                   Ne          5,070,587        8.1
Italy                         It          2,892,086        4.6
Sweden                        Sw          2,632,044        4.2
Korea                         Ko          1,684,956        2.7
Finland                       Fi          1,621,791        2.6
Canada                        Ca          1,208,025        1.9
Hong Kong                     HK            904,106        1.4
Singapore                     Si            766,972        1.2
Belgium                       Be            682,066        1.1
Spain                         Sp            458,623        0.7
Israel                        Is            205,398        0.3
Malaysia                      Ma            195,789        0.3
New Zealand                   NZ            139,635        0.2
Thailand                      Th              1,316        0.0
                                        -----------      -----
                                        $62,817,826      100.0%
                                        -----------      -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                      ACRONYM               NAME
                      -------               ----
                       ADR
                                 American Depositary Receipt
                       GDR
                                 Global Depositary Receipt
                       GDS
                                 Global Depositary Shares
                       STRIP
                                 Separately Traded Receipt
                                 of Interest and Principal

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)
Liberty Variable Investment Trust: Colonial International Fund for Growth, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost
  $50,122,233)..............................................    $62,817,826
Short-term obligations......................................      6,246,000
Cash (including foreign currencies).........................          4,489
Receivable for investments sold.............................      1,855,605
Receivable for fund shares sold.............................        743,325
Dividends, tax reclaims, and interest receivable............        244,755
Other.......................................................         60,365
                                                                -----------
     TOTAL ASSETS...........................................     71,972,365
                                                                -----------
LIABILITIES:
Payable for investments purchased...........................         85,095
Payable for fund shares repurchased.........................         17,484
Accrued:
  Management fee............................................        114,563
  Bookkeeping fee...........................................          2,661
  Transfer agent fee........................................            459
Other.......................................................        171,450
                                                                -----------
     TOTAL LIABILITIES......................................        391,712
                                                                -----------
NET ASSETS..................................................    $71,580,653
                                                                -----------
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $54,907,599
  Undistributed net investment income.......................      1,033,346
  Accumulated net realized gains on investments and foreign
     currency transactions..................................      2,973,271
  Net unrealized appreciation on investments and foreign
     currency transactions..................................     12,666,437
                                                                -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $71,580,653
                                                                -----------
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $71,579,606
                                                                -----------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........     28,495,496
                                                                -----------
NET ASSET VALUE PER SHARE--CLASS A..........................          $2.51
                                                                -----------
NET ASSETS APPLICABLE TO CLASS B SHARES.....................         $1,047
                                                                -----------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B SHARES...            417
                                                                -----------
NET ASSET VALUE PER SHARE--CLASS B..........................          $2.51
                                                                -----------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended June 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $  1,032,041
Interest....................................................         222,425
                                                                ------------
     Total investment income (net of nonrebatable foreign
      taxes withheld at source of $130,719).................       1,254,466
                                                                ------------
EXPENSES:
  Management fee............................................         344,558
  Bookkeeping fee...........................................          18,249
  Distribution fee--Class B.................................              (a)
  Transfer agent fee........................................           3,735
  Audit fee.................................................          11,298
  Printing expense..........................................           1,330
  Trustees' expense.........................................           5,488
  Custodian fee.............................................          22,148
  Legal fees................................................           1,134
  Miscellaneous expense.....................................           1,374
                                                                ------------
     Total expenses.........................................         409,314
                                                                ------------
Net investment income.......................................         845,152
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized gains on investments.........................       5,321,048
  Net realized losses on foreign currency transactions......        (457,803)
  Net change in unrealized appreciation/depreciation
     investments and foreign currency transactions..........     (13,769,667)
                                                                ------------
Net decrease in net assets resulting from operations........    $ (8,061,270)
                                                                ------------

(a) Rounds to less than one.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Colonial International Fund for Growth, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                               SIX MONTHS         YEAR
                                                                 ENDED           ENDED
                                                                JUNE 30,      DECEMBER 31,
                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:
  Net investment income.....................................  $    845,152    $    722,778
  Net realized gains on investments.........................     5,321,048         251,951
  Net realized losses on foreign currency transactions......      (457,803)         (8,578)
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency transactions..........   (13,769,667)     23,031,184
                                                              ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................    (8,061,270)     23,997,335
                                                              ------------    ------------
DISTRIBUTIONS DECLARED FROM:
  Net investment income.....................................            --        (594,044)
                                                              ------------    ------------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................     6,883,369      65,519,084
  Cost of fund shares repurchased--Class A..................    (9,313,158)    (59,914,017)
  Distributions reinvested..................................            --         594,044
                                                              ------------    ------------
                                                                (2,429,789)      6,199,111
                                                              ------------    ------------
  Proceeds from fund shares sold--Class B...................         1,000              --
                                                              ------------    ------------
Net increase (decrease) in net assets resulting from fund
  share transactions........................................    (2,428,789)      6,199,111
                                                              ------------    ------------
Total increase (decrease) in net assets.....................   (10,490,059)     29,602,402
NET ASSETS:
  Beginning of year.........................................    82,070,712      52,468,310
                                                              ------------    ------------
  End of year...............................................  $ 71,580,653    $ 82,070,712
                                                              ------------    ------------
Undistributed net investment income included in ending net
  assets....................................................  $  1,033,346    $    188,194
                                                              ------------    ------------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................     2,600,343      33,091,632
  Shares repurchased--Class A...............................    (3,479,455)    (30,213,507)
  Dividends reinvested--Class A.............................            --         229,360
                                                              ------------    ------------
                                                                  (879,112)      3,107,485
                                                              ------------    ------------
  Shares sold--Class B......................................           417              --
                                                              ------------    ------------

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ACCOUNTING POLICIES

  ORGANIZATION--Colonial International Fund for Growth, Variable Series, (the "Fund"), a series of Liberty Investment Trust (the "Trust") is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital growth. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Foreign currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data reflects the distribution fee applicable to Class B shares only.

Class B ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Funds at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.
The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--Liberty Advisory Services Corp. (the Manager), receives a monthly fee equal to 0.90% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.70% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for $27,000 per year plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a distribution fee totaling 0.25% on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of 12b-1 fees brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.75% of the Fund's average net assets.

For the six months ended June 30, 2000, the Fund's operating expenses as defined above, did not exceed the 1.75% expense limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2000, purchases and sales of investments, other than short term obligations, were $31,406,875 and $38,336,252, respectively.

Unrealized appreciation (depreciation) at June 30, 2000, based on cost of investments for both financial statements and federal income tax purposes was:

Gross unrealized appreciation    $14,932,164
Gross unrealized depreciation     (2,224,278)
                                 -----------
  Net unrealized appreciation    $12,707,886
                                 -----------

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Colonial International Fund for Growth, Variable Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)         (UNAUDITED)
                                                              SIX MONTHS ENDED      PERIOD ENDED
                                                               JUNE 30, 2000      JUNE 30, 2000***
                                                              ----------------    ----------------
                                                                  CLASS A             CLASS B
                                                              ----------------    ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................      $  2.79              $2.50
                                                                  -------              -----
Net investment income (a)...................................         0.03               0.00
Net realized and unrealized gains (losses) on investments...        (0.31)              0.01
                                                                  -------              -----
Total from investment operations............................        (0.28)              0.01
                                                                  -------              -----
Net asset value, end of year................................      $  2.51              $2.51
                                                                  -------              -----
TOTAL RETURN:
Total investment return (b).................................       (10.04)%**           0.40%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).............................      $71,580              $   1
Ratio of expenses to average net assets (c).................         1.07%*             1.30%*
Ratio of net investment income to average net assets (c)....         2.20%*             1.09%*
Portfolio turnover ratio....................................           46%**              46%**

  * Annualized.

 ** Not annualized.

 *** Class B shares were initially offered on June 1, 2000. Per share data reflects activity from that date.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Colonial International Fund for Growth, Variable Series
--------------------------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------
                                                            1999       1998       1997       1996       1995
                                                           -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................    $  2.00    $  1.78    $  1.96    $  1.97    $  1.88
                                                           -------    -------    -------    -------    -------
Net investment income (a)..............................       0.03       0.02       0.02       0.02       0.01
Net realized and unrealized gains (losses) on
  investments..........................................       0.78       0.21      (0.08)      0.09       0.10
                                                           -------    -------    -------    -------    -------
Total from investment operations.......................       0.81       0.23      (0.06)      0.11       0.11
                                                           -------    -------    -------    -------    -------
Less distributions:
  Dividends from net investment income.................      (0.02)     (0.00)     (0.02)        --      (0.02)
  In excess of net investment income...................         --      (0.01)     (0.02)        --         --
  Dividends from net realized gains....................         --         --      (0.08)     (0.12)        --
                                                           -------    -------    -------    -------    -------
Total distributions....................................      (0.02)     (0.01)     (0.12)     (0.12)     (0.02)
                                                           -------    -------    -------    -------    -------
Net asset value, end of year...........................    $  2.79    $  2.00    $  1.78    $  1.96    $  1.97
                                                           -------    -------    -------    -------    -------
TOTAL RETURN:
Total investment return (b)............................      40.58%     12.96%     (3.27)%     5.61%      5.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)........................    $82,071    $52,468    $30,600    $26,593    $22,764
Ratio of expenses to average net assets (c)............       1.10%      1.24%      1.34%      1.40%      1.40%
Ratio of net investment income to average net assets
  (c)..................................................       1.14%      0.77%      0.82%      0.84%      0.75%
Portfolio turnover ratio...............................         35%        28%        28%       115%        40%

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Colonial International Horizons Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

  Colonial International Horizons Fund, Variable Series, seeks long-term growth and preservation of capital purchasing power.

FUND PERFORMANCE AS OF JUNE 30, 2000

CLASS                                A(1)       B
-----                               ------    ------
Inception Date....................  6/1/00    6/1/99
Six-month total return............  (12.35)%  (12.35)%
Net asset value per share
  6/30/00.........................  $10.79    $10.79
Net asset value per share
  12/31/99........................      --    $12.31

PORTFOLIO MANAGERS' DISCUSSION

  The Portfolio Managers of the Fund are Charles R. Roberts, Michael Ellis, and Deborah F. Snee. Mr. Roberts, Mr. Ellis, and Ms. Snee have co-managed the Fund since March 2000. Mr. Roberts and Mr. Ellis are senior vice presidents of Colonial Management Associates, Inc., and Ms. Snee is a vice president of Colonial Management Associates, Inc.

WHAT WAS THE INVESTMENT ENVIRONMENT LIKE FOR THE FUND?

  During the period, uncertainty about interest rates and inflation created volatility in U.S. markets, a trend which spilled over into Japanese and European markets as well. Contrary to expectations, economic growth in Europe and Japan was slow during the period. While stocks that benefit from infrastructure improvements like cyclicals and commodities remained flat (note oil was the exception), Japanese and European markets were led by a small group of technology and telecommunications stocks during the period.

WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

  Having expected significant market growth in Japan and Europe, the Fund invested heavily in economically sensitive sectors such as paper and housing. This overweighting in cyclical stocks exerted negative influence on the Fund's performance, resulting in disappointing returns for the period. However, the Fund was well positioned in telecommunications and technology stocks, which led the markets during much of the period. One of the Fund's largest holdings, Japanese telecommunications company NTT DoCoMo, Inc. (1.9% of net assets), posted significant gains driven largely by demand for its I-mode service, which provides Internet access through cellular phones. Dutch phone company KPN was also a strong performer (0.6% of net assets, respectively).

  As new managers of the Fund, we feel that it is important to explain our investment approach. In selecting stocks for the Fund, we look for quality growth companies with strong balance sheets, a track record of earnings, and sound management. We currently focus on six industry sectors: telecommunications, technology, business services, consumer growth, financial services, and health care.

WHAT IS YOUR OUTLOOK?

  Volatility in U.S. markets has tended to create ripples worldwide. As the Federal Reserve Board has been progressively raising interest rates to slow the pace of economic growth and combat resulting inflationary pressure, the market has experienced considerable volatility through the first four months of this year. As the effects of these trends are felt worldwide, and as Europe and Japan begin to show signs of long-anticipated growth, we believe that the rationale for worldwide diversification is strong. Given that backdrop, we plan to position the Fund in large, high-quality companies that are leaders in the segments driving growth.

International investing offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by political, business and economic conditions in the countries in which it invests.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 2000, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

(1) Class A share (newer class shares) performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class B share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class B shares and the newer class shares.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED)
Liberty Variable Investment Trust: Colonial International Horizons Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                         COUNTRY
                         ABBREV.       SHARES         VALUE
                         -------     -----------   -----------
COMMON STOCKS--79.0%
FINANCE, INSURANCE & REAL ESTATE--12.2%
DEPOSITORY INSTITUTIONS--6.0%
Banca Fideuram SpA....   It              13,000    $   198,340
Deutsche Bank AG......   G                2,050        169,105
Lloyds TSB Group PLC..   UK               3,000         29,194
Nordic Baltic Holding
  AB FDR..............   Sw               6,528         47,492
Standard Chartered
  PLC.................   UK               9,379        117,119
Svenska
  Handelsbanken.......   Sw               7,000        101,937
UBS AG................   Sz                 200         29,282
                                                   -----------
                                                       692,469
                                                   -----------
HOLDING & OTHER INVESTMENT OFFICES--1.1%
Zurich Allied AG .....   Sz                 250        123,438
                                                   -----------
HOLDING COMPANIES--1.1%
CGU PLC...............   UK               2,000         31,529
Fortis (NL) NV........   Ne               1,000         29,110
Hutchison Whampoa
  Ltd. ...............   HK               5,000         62,856
                                                   -----------
                                                       123,495
                                                   -----------
INSURANCE CARRIERS--3.3%
AXA...................   Fr                 893        140,678
Aegon NV..............   Ne               4,000        142,334
Allianz AG............   G                  280        101,585
                                                   -----------
                                                       384,597
                                                   -----------
NONDEPOSITORY CREDIT INSTITUTIONS--0.7%
Promise Co., Ltd......   Ja               1,000         79,042
                                                   -----------
MANUFACTURING--39.0%
CHEMICALS & ALLIED PRODUCTS--12.9%
Altana AG.............   G                1,550        122,829
AstraZenca Group
  PLC.................   UK               2,308        107,589
Aventis SA............   Fr                 700         51,093
Christian Dior SA.....   Fr                 435         98,638
Kao Corp..............   Ja               5,000        152,801
L'Oreal...............   Fr                 147        127,296
Novartis..............   Sz                  80        126,636
Roche Holding AG......   Sz                  10         97,280
SmithKline Beecham
  PLC.................   UK              10,433        138,098
Takeda Chemical
  Industries Ltd......   Ja               3,000        196,944
UCB SA................                    2,948        108,306
Yamanouchi
  Pharmaceutical
  Co..................   Ja               3,000        163,837
                                                   -----------
                                                     1,491,347
                                                   -----------

                         COUNTRY
                         ABBREV.       SHARES         VALUE
                         -------     -----------   -----------
COMMUNICATIONS EQUIPMENT--4.6%
Nortel Networks
  Corp................                    2,593    $   176,972
Sony Corp.............   Ja               1,820        169,949
Telefon LM Ericsson,
  Class B.............   Sw               9,422        187,052
                                                   -----------
                                                       533,973
                                                   -----------
ELECTRICAL INDUSTRIAL EQUIPMENT--1.0%
STMicroelectronics
  N.V. ...............   Fr               1,920        120,986
                                                   -----------
ELECTRONIC & ELECTRICAL EQUIPMENT--2.4%
ARM Holdings PLC......   UK               4,036         41,764
Siemens AG............   G                1,100        165,410
Spirent PLC...........   UK              12,000         75,911
                                                   -----------
                                                       283,085
                                                   -----------
ELECTRONIC COMPONENTS--7.3%
Alcatel...............   Fr               1,350         88,548
Electrocomponents PLC...   UK             5,200         53,257
Epcos AG..............   G                  830         83,523
Murata Manufacturing
  Co., Ltd............   Ja               2,000        287,116
Rohm Co., Ltd.........   Ja                 400        116,959
Royal Philips
  Electronics NV......                    1,200         57,000
Samsung Electronics
  GDS.................   Ko                 800        157,200
                                                   -----------
                                                       843,603
                                                   -----------
FOOD & KINDRED PRODUCTS--3.6%
Carrefour SA..........   Fr               1,720        117,579
Groupe Danone.........   Fr                 260         34,505
Ito En, Ltd...........   Ja               2,100        155,093
Nestle AG, (registered
  shares).............   Sz                  55        110,007
                                                   -----------
                                                       417,184
                                                   -----------
MACHINERY & COMPUTER EQUIPMENT--2.5%
Canon, Inc............   Ja               3,000        149,406
Fujitsu Ltd...........   Ja               4,000        138,464
                                                   -----------
                                                       287,870
                                                   -----------
MISCELLANEOUS MANUFACTURING--1.9%
Secom Co., Ltd........   Ja               3,000        219,298
                                                   -----------
PAPER PRODUCTS--0.6%
KPN NV................   Ne               1,600         71,568
                                                   -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial International Horizons Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                         COUNTRY
                         ABBREV.       SHARES         VALUE
                         -------     -----------   -----------
PRINTING & PUBLISHING--1.0%
Wolters Kluwer........   Ne               4,200    $   111,878
                                                   -----------
STONE, CLAY, GLASS & CONCRETE--0.3%
Holderbank Financiere
  Glaris AG...........   Sz                  25         30,630
                                                   -----------
PUBLIC ADMINISTRATION--0.9%
Human Resource
  Programs Adecco
  SA..................   Sz                 123        104,434
                                                   -----------
RETAIL TRADE--5.7%
FOOD STORES--2.4%
Koninklijke Ahold
  NV..................   Ne               5,200        153,062
Numico NV ............   Ne               2,594        123,088
                                                   -----------
                                                       276,150
                                                   -----------
GENERAL MERCHANDISE STORES--2.2%
Seven-Eleven Japan
  Co., Ltd............   Ja               3,000        250,990
                                                   -----------
HOME FURNISHINGS & EQUIPMENT--0.8%
Securitas AB, Class
  B...................   Sw               4,146         88,205
                                                   -----------
MISCELLANEOUS RETAIL--0.3%
Pinault-Printemps
  SA..................   Fr                 180         39,991
                                                   -----------
SERVICES--7.8%
BUSINESS SERVICES--2.0%
CMG PLC...............   UK               4,664         65,503
Capita Group PLC......   UK               2,100         51,523
Oracle Corp. Japan....   Ja                 200         72,439
Oracle Corp. Japan New
  Shares..............   Ja                 100         36,738
                                                   -----------
                                                       226,203
                                                   -----------
COMPUTER RELATED SERVICES--3.2%
Cap Gemini SA.........   Fr                 489         86,138
Datacraft Asia Ltd....                    6,000         52,800
Hitachi Software
  Engineering Co.,
  Ltd.................   Ja               1,100        119,317
Orix Corp.............   Ja                 800        118,091
                                                   -----------
                                                       376,346
                                                   -----------
COMPUTER SOFTWARE--1.1%
Check Point Software
  Technologies Ltd....                      150         31,763
Logica PLC............   UK               2,322         55,102
SAP AG................   G                  300         44,826
                                                   -----------
                                                       131,691
                                                   -----------
HEALTH SERVICES--1.1%
Sanofi-Synthelabo
  SA..................   Fr               2,579        122,869
                                                   -----------
OTHER SERVICES--0.4%
Randstad Holding NV...   Ne               1,300         48,096
                                                   -----------

                         COUNTRY
                         ABBREV.       SHARES         VALUE
                         -------     -----------   -----------
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS &
  SANITARY SERVICES--13.8%
COMMUNICATIONS--3.6%
Cable & Wireless
  PLC.................   UK               5,600    $    93,080
Carlton Communications
  PLC.................   UK               3,000         38,567
Intershop
  Communications AG...   G                   47         21,225
Vodafone AirTouch
  PLC.................   UK              65,452        262,437
                                                   -----------
                                                       415,309
                                                   -----------
ELECTRIC SERVICES--0.2%
Endesa SA.............   Sp               1,050         20,340
                                                   -----------
GAS SERVICES--0.7%
BG PLC................   UK               5,333         34,469
Centrica PLC..........   UK              13,000         43,358
                                                   -----------
                                                        77,827
                                                   -----------
TELECOMMUNICATION--9.3%
Altran Technologies
  SA..................   Fr                 200         39,164
COLT Telecom Group
  PLC.................   UK               2,000         66,761
Cable & Wireless HKT
  Ltd.................   HK               8,600         18,379
China Telecom Ltd.....   HK               6,000         53,399
NTT Mobile
  Communication
  Network, Inc........   Ja                   8        216,563
Nokia Oyj.............   Fi               5,053        257,862
SK Telecom Co. Ltd.
  ADR.................   Ko                 600         21,788
Seat Pagine Gialle
  SPA.................   It              23,000         79,932
Sonera Group Oyj......   Fi               1,200         54,707
Tele Norte Leste
  Participacoes SA
  ADR.................   Sp                  50          1,181
Telecom Italia Mobile
  SPA.................   It              14,128        144,464
Telefonica de
  Espana..............   Mx               1,900        121,719
                                                   -----------
                                                     1,075,919
                                                   -----------
WHOLESALE TRADE--0.5%
DURABLE GOODS
Li & Fung Ltd.........   HK              12,399         62,030
                                                   -----------
TOTAL COMMON STOCKS
  (cost of $8,742,338)..........................     9,130,863
                                                   -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial International Horizons Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                         PAR          VALUE
                                     -----------   -----------
SHORT-TERM OBLIGATIONS--21.3%
Repurchase agreement
  with SBC Warburg
  Ltd., dated 06/30/00,
  due 7/03/00 at 6.60%,
  collateralized by U.S. Treasury
  notes with various maturities to
  2026, market value $2,511,637
  (repurchase proceeds
  $2,461,353).....................   $2,460,000    $ 2,460,000
                                                   -----------
OTHER ASSETS & LIABILITIES, NET--(0.3)%.........       (27,623)
                                                   -----------
NET ASSETS--100%................................   $11,563,240
                                                   -----------

(a) Non-income producing security.
(b) Cost for federal income tax purposes is the same.

                        SUMMARY OF SECURITIES BY COUNTRY

                                               % OF TOTAL
SUMMARY OF SECURITIES   COUNTRY                SECURITIES
BY COUNTRY              ABBREV.     VALUE       AT VALUE
---------------------   -------   ----------   ----------
Japan                     Ja      $2,643,047      28.9
United Kingdom            UK       1,305,261      14.3
France                    Fr       1,067,485      11.7
Germany                    G         708,503       7.8
Netherlands               Ne         679,136       7.4
Switzerland               Sz         621,707       6.8
United States                        426,841       4.7
Sweden                    Sw         424,686       4.7
Italy                     It         422,736       4.6
Finland                   Fi         312,569       3.4
Hong Kong                 HK         196,664       2.2
Korea                     Ko         178,988       2.0
Mexico                    Mx         121,719       1.3
Spain                     Sp          21,521       0.2
                                  ----------     -----
                                  $9,130,863     100.0%
                                  ----------     -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

  ACRONYM               NAME
  -------               ----
    ADR      American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)
Liberty Variable Investment Trust: Colonial International Horizons Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost $8,742,338)...    $ 9,130,863
Short-term obligations......................................      2,460,000
Receivable for investments sold.............................      1,838,046
Receivable for fund shares sold.............................        156,381
Dividends and interest receivable...........................         23,243
Expense reimbursement due from Manager......................         37,751
Other.......................................................          2,691
                                                                -----------
     TOTAL ASSETS...........................................     13,648,975
                                                                -----------
LIABILITIES:
Cash (including foreign currencies).........................      1,530,496
Payable for fund shares repurchased.........................        476,464
Accrued:
  Management fee............................................          8,782
  Bookkeeping fee...........................................          2,550
  Distribution fee--Class B.................................          1,803
  Transfer agent fee........................................            749
Other.......................................................         64,891
                                                                -----------
     TOTAL LIABILITIES......................................      2,085,735
                                                                -----------
NET ASSETS..................................................    $11,563,240
                                                                -----------
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $11,679,868
  Undistributed net investment income.......................         47,638
  Accumulated net realized losses on investments and foreign
     currency transactions..................................       (539,328)
  Net unrealized appreciation on investments and foreign
     currency transactions..................................        375,062
                                                                -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $11,563,240
                                                                -----------
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $     1,036
                                                                -----------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........             96
                                                                -----------
NET ASSET VALUE PER SHARE--CLASS A..........................         $10.79
                                                                -----------
NET ASSETS APPLICABLE TO CLASS B SHARES.....................    $11,562,204
                                                                -----------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........      1,071,323
                                                                -----------
NET ASSET VALUE PER SHARE--CLASS B..........................    $     10.79
                                                                -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
Liberty Variable Investment Trust: Colonial International Horizons Fund, Variable Series
For the Six Months Ended June 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $    79,561
Interest....................................................         60,327
                                                                -----------
     Total investment income (net of nonrebatable foreign
      taxes withheld at source which amounted to $11,266)...        139,888
                                                                -----------
EXPENSES:
  Management fee............................................         45,875
  Bookkeeping fee...........................................         13,650
  Distribution fee--Class B.................................         13,022
  Transfer agent fee........................................          3,791
  Audit fee.................................................          5,260
  Printing expense..........................................          1,244
  Trustees' expense.........................................          3,232
  Custodian fee.............................................          3,436
  Legal fee.................................................            594
  Miscellaneous expense.....................................            951
                                                                -----------
     Total expenses.........................................         91,055
                                                                -----------
Less:
  Expense reimbursable by Manager...........................        (24,139)
                                                                -----------
Net expenses................................................         66,916
                                                                -----------
Net investment income.......................................         72,972
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized losses on investments........................       (475,795)
  Net realized losses on foreign currency transactions......        (58,289)
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency transactions..........       (825,909)
                                                                -----------
Net decrease in net assets resulting from operations........    $(1,287,021)
                                                                -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Colonial International Horizons Fund, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                              SIX MONTHS        PERIOD
                                                                 ENDED          ENDED
                                                               JUNE 30,      DECEMBER 31,
                                                                 2000           1999*
                                                              -----------    ------------
OPERATIONS:
  Net investment income.....................................  $   72,972      $   25,852
  Net realized losses on investments........................    (475,795)         (5,245)
  Net realized gains (losses) on foreign currency
     transactions...........................................     (58,289)          9,298
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency transactions..........    (825,909)      1,200,971
                                                              -----------     ----------
Net increase (decrease) in net assets resulting from
  operations................................................  (1,287,021)      1,230,876
                                                              -----------     ----------
DISTRIBUTIONS DECLARED FROM:
  Net investment income.....................................          --         (25,852)
  In excess of net investment income........................          --         (36,446)
                                                              -----------     ----------
Total distributions.........................................          --         (62,298)
                                                              -----------     ----------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................       1,000              --
                                                              -----------     ----------
  Proceeds from fund shares sold--Class B...................   5,897,435       6,730,094
  Cost of fund shares repurchased--Class B..................    (755,162)       (253,982)
  Distributions reinvested--Class B.........................          --          62,298
                                                              -----------     ----------
                                                               5,142,273       6,538,410
                                                              -----------     ----------
Net increase in net assets resulting from fund share
  transactions..............................................   5,143,273       6,538,410
                                                              -----------     ----------
Total increase in net assets................................   3,856,252       7,706,988
NET ASSETS:
  Beginning of period.......................................   7,706,988              --
                                                              -----------     ----------
  End of period.............................................  $11,563,240     $7,706,988
                                                              -----------     ----------
Undistributed (overdistributed) net investment income
  included in ending net assets.............................  $   47,638      $  (25,334)
                                                              -----------     ----------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................          96              --
                                                              -----------     ----------
  Shares sold--Class B......................................     513,731         643,267
  Shares repurchased--Class B...............................     (68,383)        (22,594)
  Distributions reinvested--Class B.........................          --           5,302
                                                              -----------     ----------
                                                                 445,348         625,975
                                                              -----------     ----------

* For the period from the commencement of operations June 1, 1999 to December 31, 1999.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Colonial International Horizons Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust, (the "Trust") is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth and preservation of capital purchasing power. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport, and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data reflects the distribution fee applicable to Class B shares only.

Class B ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY--The Manager receives a monthly fee equal to 0.95% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.75% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for $27,000 per year plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a distribution fee totaling 0.25% on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of 12b-1 fees brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.15% of the Fund's average net assets.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2000, purchases and sales of investments, other than short term obligations, were $9,338,875 and $3,984,111, respectively.

Unrealized appreciation (depreciation) at June 30, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation     $1,109,145
Gross unrealized depreciation       (720,616)
                                  ----------
  Net unrealized appreciation     $  388,529
                                  ----------

  CAPITAL LOSS CARRYFORWARDS--At December 31, 1999 capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

 YEAR OF     CAPITAL LOSS
EXPIRATION   CARRYFORWARD
----------   ------------
   2007         $5,000

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Colonial International Horizons Fund, Variable Series
--------------------------------------------------------------------------------

                                                             (UNAUDITED)      (UNAUDITED)
                                                             PERIOD ENDED      SIX MONTHS
                                                               JUNE 30,      ENDED JUNE 30,
                                                               2000****           2000         PERIOD ENDED
                                                             ------------    --------------    DECEMBER 31,
                                                               CLASS A          CLASS B          1999***
                                                             ------------    --------------    ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................     $10.69          $ 12.31           $10.00
                                                                ------          -------           ------
Net investment income (a)..................................       0.01             0.09             0.06
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions............................       0.09            (1.61)            2.36
                                                                ------          -------           ------
Total from investment operations...........................       0.10            (1.52)            2.42
                                                                ------          -------           ------
Less distributions:
  Dividends from net investment income.....................         --               --            (0.05)
  In excess of net investment income.......................         --               --            (0.06)
                                                                ------          -------           ------
Total distributions........................................         --               --            (0.11)
                                                                ------          -------           ------
Net asset value, end of period.............................     $10.79          $ 10.79           $12.31
                                                                ------          -------           ------
TOTAL RETURN:
Total investment return (b)(c).............................       0.94%**        (12.35)%**        24.24%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)..........................     $    1          $11,562           $7,707
Ratio of expenses to average net assets (d)(e).............       1.15%*           1.40%*           1.40%*
Ratio of net investment income to average net assets (d)...       1.59%*           1.48%*           0.85%*
Portfolio turnover ratio...................................         51%**            51%**             1%**

   * Annualized.

  ** Not annualized.

 *** For the period from commencement of operations May 30, 2000 to December 31, 1999.

 **** Class A shares were initially offered on June 1, 2000. Per share data reflects activity from that date.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.

 (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

 (e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.52%, 1.90% and 2.36% (annualized).

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Colonial Select Value Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

  Colonial Select Value Fund seeks long-term growth.

FUND PERFORMANCE AS OF JUNE 30, 2000

Inception Date...........................    5/30/00
Assuming reinvestment of all
distributions
Total return 5/30/00-6/30/00 for Class A
  shares.................................      (1.63)%
Net asset value per share on 6/30/00.....     $12.08
Net asset value per share on 5/30/00.....     $12.28

PORTFOLIO MANAGERS' DISCUSSION

  Effective August 1, 2000, Daniel Cantor and Jeffrey Kinzel became managers of the Fund, replacing James P. Haynie and Michael Rega. Mr. Cantor and Mr. Kinzel are senior vice presidents of Colonial Management Associates, Inc., the Advisor.

WHAT WAS THE INVESTMENT ENVIRONMENT LIKE FOR THE FUND?

  Continued U.S. economic growth and fears of inflation resulted in a volatile stock market. A small group of large-cap and technology stocks led the market's rise through the end of 1999 and into the new year, however, these stocks stumbled in March and April. In search of more attractively priced alternatives to large-cap and technology stocks, investors increasingly turned to the mid-cap segment during the early part of 2000.

WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

  Remaining true to our long-term strategy, we kept the Fund diversified rather than following the hot tech sector. This approach aided the Fund's performance during the past six months because volatility was especially high. Throughout the period, we maintained holdings in a broad array of individual companies across a large number of industries. This diversification prevented the Fund from being overly dependent on the fortunes of one industry group or a handful of individual names.

WHAT IS YOUR OUTLOOK?

  Though large-cap stocks have been the market leaders for the past few years, we believe that mid-cap stocks may be poised for growth. Even with the recent pullback, many of the largest capitalization stocks remain expensive, and investors are looking for more attractively priced alternatives. This could be good news for value-priced mid-cap stocks.

An investment in the Fund offers significant, long-term growth potential, but it also involves certain risks. The Fund may be affected by stock market fluctuations that occur in response to economic and business developments. The value and returns earned on an investment in the Fund may be affected by stock market fluctuations. Investing in smaller-cap stocks may include liquidity risks as well.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 2000, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED)
Liberty Variable Investment Trust: Colonial Select Value Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
COMMON STOCKS--97.3%
AGRICULTURE, FORESTRY & FISHING--0.6%
AGRICULTURE--CROPS
Nabisco Group Holdings
  Corp. .......................    $ 500        $   12,969
                                                ----------
CONSTRUCTION--0.3%
HEAVY CONSTRUCTION--
  NON BUILDING CONSTRUCTION
Fluor Corp. ...................      200             6,325
                                                ----------
FINANCE, INSURANCE & REAL ESTATE--17.7%
DEPOSITORY INSTITUTIONS--6.7%
BancWest Corp. ................      600             9,863
Banknorth Group, Inc. (a)......      600             9,188
City National Corp. ...........      400            14,200
Compass Bancshares, Inc. ......      300             5,119
Cullen/Frost Bankers, Inc. ....      400            10,525
Dow Jones & Co., Inc. .........      100             7,325
Golden State Bancorp Litigation
  Warrants (a).................      400               450
Golden State Bancorp, Inc.
  (a)..........................      700            12,600
Golden West Financial Corp. ...      200             8,163
Greenpoint Financial Corp. ....      700            13,125
North Fork Bancorporation,
  Inc. ........................      800            12,100
Pacific Century Financial
  Corp. .......................      600             8,775
Sovereign Bancorp, Inc. .......    1,400             9,844
UnionBanCal Corp. .............      400             7,425
Webster Financial Corp. .......      300             6,656
                                                ----------
                                                   135,358
                                                ----------
FINANCIAL SERVICES--0.8%
Cincinnati Financial Corp. ....      200             6,288
Financial Security Assurance
  Holdings Ltd. ...............      100             7,588
Knight/Trimark Group, Inc.
  Class A (a)..................      100             2,981
                                                ----------
                                                    16,857
                                                ----------
INSURANCE CARRIERS--6.8%
Allmerica Financial Corp. .....      200            10,475
Ambac Financial Group, Inc. ...      300            16,444
Loews Corp. ...................      200            12,000
MGIC Investment Corp. .........      200             9,100
Nationwide Financial Services,
  Inc. Class A.................      400            13,150
Premark International
  Incorporated.................      300            14,250
St. Paul Companies, Inc. ......      300            10,238
The MONY Group, Inc. ..........      200             6,763
Torchmark Corp. ...............      200             4,938
United Healthcare Corp. .......      300            25,725
Wellpoint Health Networks,
  Inc. ........................      200            14,488
                                                ----------
                                                   137,571
                                                ----------
NONDEPOSITORY CREDIT INSTITUTIONS--0.4%
Capital One Financial Corp. ...      200             8,925
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
REAL ESTATE--0.8%
Radian Group, Inc. ............    $ 300        $   15,525
                                                ----------
SECURITY BROKERS & DEALERS--2.2%
A.G. Edwards, Inc. ............      200             7,800
Bear Stearns Cos, Inc. ........      300            12,488
Lehman Brothers Holdings,
  Inc. ........................      200            18,913
Paine Webber Group, Inc. ......      100             4,550
                                                ----------
                                                    43,751
                                                ----------
MANUFACTURING--41.6%
CHEMICALS & ALLIED PRODUCTS--5.6%
Biogen, Inc. (a)...............      100             6,450
Chiron Corp. (a)...............      200             9,500
Ecolab, Inc. ..................      100             3,906
FMC Corp. (a)..................      200            11,600
Goodrich (B.F.) Co. ...........      400            13,625
IVAX Corp. (a).................      500            20,750
Lubrizol Corp. ................      500            10,500
Mylan Laboratories, Inc. ......      400             7,300
PPG Industries, Inc. ..........      300            13,294
W.R. Grace & Co. (a)...........      500             6,063
Watson Pharmaceuticals, Inc.
  (a)..........................      200            10,750
                                                ----------
                                                   113,738
                                                ----------
COMMUNICATIONS EQUIPMENT--3.3%
ADC Telecommunications, Inc.
  (a)..........................      300            25,163
Altera Corp. (a)...............      200            20,388
Comverse Technology, Inc.
  (a)..........................      200            18,600
Harris Corp. ..................      100             3,275
                                                ----------
                                                    67,426
                                                ----------
ELECTRONIC & ELECTRICAL EQUIPMENT--3.5%
Advanced Digital Information
  Corp. (a)....................      100             1,594
Advanced Micro Devices,
  Inc. ........................      100             7,725
Applied Micro Circuits Corp.
  (a)..........................      100             9,875
Atmel Corp. (a)................      200             7,375
Cypress Semiconductor Corp.
  (a)..........................      100             4,225
Integrated Device Technology,
  Inc. (a).....................      100             5,988
Intuit, Inc. (a)...............      200             8,275
Micron Technology, Inc. .......      100             8,806
Vishay Intertechnology, Inc.
  (a)..........................      450            17,072
                                                ----------
                                                    70,935
                                                ----------
ELECTRONIC COMPONENTS--6.5%
Analog Devices, Inc. (a).......      100             7,600
Dallas Semiconductor Corp. ....      200             8,150
LSI Logic Corp. (a)............      100             5,413
Linear Technology Corp. (a)....      300            19,181
Maxim Integrated Products, Inc.
  (a)..........................      200            13,588

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Select Value Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
Microchip Technology, Inc.
  (a) .........................    $ 100        $    5,827
National Semiconductor Corp.
  (a)..........................      100             5,675
Novellus Systems, Inc. (a).....      300            16,969
Sanmina Corp. (a)..............      200            17,100
Vitesse Semiconductor Corp.
  (a)..........................      200            14,713
Xilinx, Inc. (a)...............      200            16,513
                                                ----------
                                                   130,729
                                                ----------
FABRICATED METAL--0.5%
Crown Cork & Seal Co., Inc. ...      400             6,000
Parker-Hannifin Corp. .........      100             3,425
                                                ----------
                                                     9,425
                                                ----------
FOOD & KINDRED PRODUCTS--1.9%
Hormel Foods Corp. ............      400             6,725
Interstate Bakeries Corp. .....      500             7,000
McCormick & Co. ...............      300             9,750
The Pepsi Bottling Group,
  Inc. ........................      500            14,594
                                                ----------
                                                    38,069
                                                ----------
FURNITURE & FIXTURES--1.0%
Furniture Brands International,
  Inc. (a).....................      300             4,538
Johnson Controls, Inc. ........      300            15,394
                                                ----------
                                                    19,932
                                                ----------
HOUSEHOLD APPLIANCES--0.2%
Whirlpool Corp. ...............      100             4,663
                                                ----------
LUMBER & WOOD PRODUCTS--0.4%
Georgia Pacific Corp. .........      300             7,875
                                                ----------
MACHINERY & COMPUTER EQUIPMENT--3.1%
Apple Computer, Inc. ..........      400            20,950
Brunswick Corp. ...............      300             4,969
Dover Corp. ...................      300            12,169
Ingersoll Rand Co. ............      400            16,100
Unisys Corp. (a)...............      500             7,281
                                                ----------
                                                    61,469
                                                ----------
MEASURING & ANALYZING INSTRUMENTS--2.9%
Bard (C.R.), Inc. .............      100             4,813
Bausch & Lomb, Inc. ...........      100             7,738
JDS Uniphase Corp. (a).........      100            11,988
PE Corp-PE Biosystems Group....      100             6,588
Teradyne, Inc. (a).............      200            14,700
Waters Corp. (a)...............      100            12,481
                                                ----------
                                                    58,308
                                                ----------
PAPER PRODUCTS--1.6%
Boise Cascade Corp. ...........      300             7,763
Temple-Inland, Inc. ...........      100             4,200

                                   SHARES         VALUE
                                ------------   ------------
Westvaco Corp. ................    $ 500        $   12,406
Willamette Industries, Inc. ...      300             8,175
                                                ----------
                                                    32,544
                                                ----------
PETROLEUM REFINING--2.0%
Amerada Hess Corp. ............      100             6,175
Lyondell Petrochemical Co. ....      900            15,075
Tosco Corp. ...................      500            14,156
Ultramar Diamond Shamrock
  Corp. .......................      200             4,963
                                                ----------
                                                    40,369
                                                ----------
PRIMARY METAL--1.4%
Engelhard Corp. ...............      500             8,531
Mueller Industries, Inc.
  (a) .........................      400            11,200
Nucor Corp. ...................      200             6,638
USX-US Steel Group.............      100             1,856
                                                ----------
                                                    28,225
                                                ----------
PRINTING & PUBLISHING--1.9%
Knight-Ridder, Inc. ...........      200            10,638
New York Times Co. Class A.....      300            11,850
Valassis Communications, Inc.
  (a)..........................      400            15,250
                                                ----------
                                                    37,738
                                                ----------
RUBBER & PLASTIC--1.5%
Grant Prideco, Inc. (a)........      300             7,500
Tupperware Corp. ..............      500            11,000
Weatherford International, Inc.
  (a)..........................      300            11,944
                                                ----------
                                                    30,444
                                                ----------
STONE, CLAY, GLASS & CONCRETE--0.7%
Lafarge Corp. .................      200             4,200
USG Corp. .....................      300             9,113
                                                ----------
                                                    13,313
                                                ----------
TRANSPORTATION EQUIPMENT--3.6%
Delphi Automotive Systems
  Corp. .......................      400             5,825
Eaton Corp. ...................      100             6,700
Harley-Davidson, Inc. .........      300            11,550
Lear Corp. (a).................      300             6,000
Lockheed Martin Corp. .........      400             9,925
Meritor Automotive, Inc. ......      800             8,800
Navistar International Corp.
  (a)..........................      400            12,425
Northrop Grumman Corp. ........      100             6,625
PACCAR, Inc. ..................      100             3,969
                                                ----------
                                                    71,819
                                                ----------
MINING & ENERGY--4.6%
CRUDE PETROLEUM & NATURAL GAS--0.3%
Occidental Petroleum Corp. ....      300             6,319
                                                ----------
OIL & GAS EXTRACTION--2.4%
Falcon Drilling Co., Inc.
  (a)..........................      700            16,494
Noble Drilling Corp. (a).......      400            16,475

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Select Value Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
RealNetworks, Inc. (a).........    $ 100        $    5,056
Transocean Sedco Forex,
  Inc. ........................      200            10,688
                                                ----------
                                                    48,713
                                                ----------
OIL & GAS FIELD SERVICES--1.9%
BJ Services Co. (a) ...........      200            12,500
Diamond Offshore Drilling,
  Inc. ........................      400            14,050
Petroleum Geo-Services ADR
  (a)..........................      700            11,944
                                                ----------
                                                    38,494
                                                ----------
RETAIL TRADE--3.4%
APPAREL & ACCESSORY STORES--0.8%
Abercrombie & Fitch Co. (a) ...      400             4,875
Ross Stores, Inc. .............      600            10,238
                                                ----------
                                                    15,113
                                                ----------
GENERAL MERCHANDISE STORES--0.8%
BJ's Wholesale Club, Inc.
  (a) .........................      300             9,900
Federated Department Stores,
  Inc. (a) ....................      200             6,750
                                                ----------
                                                    16,650
                                                ----------
HOME FURNISHINGS & EQUIPMENT--0.9%
Best Buy Co., Inc. (a) ........      200            12,650
Circuit City Stores, Inc. .....      200             6,638
                                                ----------
                                                    19,288
                                                ----------
MISCELLANEOUS RETAIL--0.2%
Zale Corp. (a) ................      100             3,650
                                                ----------
RESTAURANTS--0.7%
Brinker International, Inc.
  (a) .........................      200             5,850
Tricon Global Restaurants, Inc.
  (a) .........................      300             8,475
                                                ----------
                                                    14,325
                                                ----------
SERVICES--10.5%
AMUSEMENT & RECREATION--1.3%
Harrah's Entertainment, Inc.
  (a) .........................      500            10,469
Park Place Entertainment Corp.
  (a) .........................      700             8,531
Westwood One, Inc. (a) ........      200             6,825
                                                ----------
                                                    25,825
                                                ----------
AUTO REPAIR, RENTAL & PARKING--0.3%
Hertz Corp Class A.............      200             5,613
                                                ----------
BUSINESS SERVICES--1.0%
Interpublic Group of Cos.,
  Inc. ........................      200             8,600
Omnicom Group, Inc. ...........      100             8,906
Robert Half International, Inc.
  (a) .........................      100             2,850
                                                ----------
                                                    20,356
                                                ----------
COMPUTER RELATED SERVICES--3.1%
Comdisco, Inc. ................      400             8,925
Convergys Corp. (a) ...........      300            15,563
DST Systems, Inc. (a) .........      200            15,225

                                   SHARES         VALUE
                                ------------   ------------
IMS Health, Inc. ..............    $ 300        $    5,400
Siebel Systems, Inc. (a) ......      100            16,356
                                                ----------
                                                    61,469
                                                ----------
COMPUTER SOFTWARE--2.3%
Adobe Systems, Inc. ...........      100            13,000
Portal Software, Inc. (a) .....      100             6,388
Symantec Corp. (a) ............      200            10,788
USA Networks, Inc. (a) ........      200             4,325
VERITAS Software Corp. (a) ....      100            11,302
                                                ----------
                                                    45,803
                                                ----------
ENGINEERING, ACCOUNTING, RESEARCH &
  MANAGEMENT--1.5%
Dun & Bradstreet Corp. ........      300             8,588
Paychex, Inc. .................      500            21,000
                                                ----------
                                                    29,588
                                                ----------
HEALTH SERVICES--1.0%
First Health Group Corp.
  (a) .........................      100             3,281
Lincare Holdings, Inc. (a) ....      400             9,850
PacifiCare Health Systems, Inc.
  (a) .........................      100             6,019
                                                ----------
                                                    19,150
                                                ----------
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS
  & SANITARY SERVICES--17.9%
AIR TRANSPORTATION--1.0%
Delta Air Lines, Inc. .........      300            15,169
UAL, Inc. .....................      100             5,819
                                                ----------
                                                    20,988
                                                ----------
BROADCASTING--0.5%
Univision Communications, Inc.
  Class A (a)..................      100            10,350
                                                ----------
COMMUNICATIONS--1.3%
Inco Ltd. .....................      600             9,225
NEXTLINK Communications, Inc.
  Class A (a)..................      200             7,588
Telephone and Data Systems,
  Inc. ........................      100            10,025
                                                ----------
                                                    26,838
                                                ----------
ELECTRIC, GAS & SANITARY SERVICES--2.1%
Calpine Corp. (a) .............      400            26,300
Conectiv, Inc. ................      800            12,450
Sempra Energy..................      200             3,400
                                                ----------
                                                    42,150
                                                ----------
ELECTRIC SERVICES--9.0%
Allegheny Energy, Inc. ........      400            10,950
Citizens Communications Co.
  (a) .........................      100             1,725
Dominion Resources, Inc. ......      100             4,288
Energy East Corp. .............      600            11,438
Entergy Corp. .................      400            10,875
Florida Progress Corp. ........      300            14,063
GPU, Inc. .....................      300             8,119

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Select Value Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
Minnesota Power, Inc. .........    $ 800        $   13,850
Northeast Utilities............      300             6,525
PG&E Corp. ....................      500            12,313
PP&L Resources, Inc. ..........      400             8,775
Peco Energy Co. ...............      300            12,094
Pinnacle West Capital Corp. ...      100             3,388
Potomac Electric Power Co. ....      200             5,000
Public Service Enterprise
  Group, Inc. .................      200             6,925
Puget Sound Energy, Inc. ......      300             6,394
Reliant Energy, Inc. ..........      300             8,869
TXU Corp. .....................      300             8,850
Unicom Corp. ..................      400            15,475
Utilicorp United, Inc. ........      600            11,925
                                                ----------
                                                   181,841
                                                ----------
GAS SERVICES--1.5%
Columbia Energy Group..........      200            13,125
El Paso Energy Corp. ..........      200            10,188
Peoples Energy Corp. ..........      200             6,475
                                                ----------
                                                    29,788
                                                ----------
MOTOR FREIGHT & WAREHOUSING--0.7%
CNF Transportation, Inc. ......      400             9,100
USFreightways Corp. ...........      200             4,913
                                                ----------
                                                    14,013
                                                ----------
RAILROAD--0.4%
Canadian Pacific, Ltd. ........      300             7,856
                                                ----------
TELECOMMUNICATION--1.4%
CenturyTel, Inc. ..............      200             5,750
Chris-Craft Industries, Inc.
  (a) .........................      100             6,606
Covad Communications Group,
  Inc. (a) ....................      300             4,838
NTL, Inc. (a) .................      100             5,962
Powerwave Technologies, Inc.
  (a) .........................      100             4,400
                                                ----------
                                                    27,556
                                                ----------
WHOLESALE TRADE--0.7%
DURABLE GOODS
Arrow Electronics, Inc. (a) ...      100             3,100
Patterson Dental Co. (a) ......      200            10,200
                                                ----------
                                                    13,300
                                                ----------
TOTAL COMMON STOCKS
  (cost of $1,952,315) (b).....                  1,959,338
                                                ----------

                                    PAR           VALUE
                                ------------   ------------
SHORT TERM OBLIGATIONS--2.8%
Repurchase agreement with SBC
  Warburg, LTD., dated 6/30/00,
  due 7/03/00 at 6.60%,
  collateralized by U.S.
  Treasury notes with various
  maturities to 2026, market
  value $58,196 (repurchase
  proceeds $57,031)............   $57,000       $   57,000
                                                ----------
OTHER ASSETS & LIABILITIES, NET--(0.1)%.....        (2,669)
                                                ----------
NET ASSETS--100.0%.............                 $2,013,669
                                                ----------

(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.

ACRONYM             NAME
-------             ----
  ADR    American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)
Liberty Variable Investment Trust: Colonial Select Value Fund, Variable
Series / June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost $1,952,315)...    $1,959,338
Short-term obligations......................................        57,000
Cash........................................................         3,192
Dividends and interest receivable...........................         1,511
Expense reimbursement due from Manager......................         6,606
                                                                ----------
     TOTAL ASSETS...........................................     2,027,647
                                                                ----------
LIABILITIES:
Payable for investments purchased...........................         5,606
Accrued:
  Management fee............................................         1,464
  Bookkeeping fee...........................................         2,730
  Transfer agent fee........................................           758
Other.......................................................         3,420
                                                                ----------
     TOTAL LIABILITIES......................................        13,978
                                                                ----------
NET ASSETS..................................................    $2,013,669
                                                                ----------
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $2,000,000
  Undistributed net investment income.......................         2,725
  Accumulated net realized gains on investments.............         3,921
  Net unrealized appreciation on investments................         7,023
                                                                ----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $2,013,669
                                                                ----------
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $  100,684
                                                                ----------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........         8,333
                                                                ----------
NET ASSET VALUE PER SHARE--CLASS A..........................    $    12.08
                                                                ----------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Period Ended June 30, 2000*
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $ 2,418
Interest....................................................      2,608
                                                                -------
     Total investment income (net of nonrebatable foreign
      taxes withheld which amounted to $6)..................      5,026
                                                                -------
EXPENSES:
  Management fee............................................      1,464
  Bookkeeping fee...........................................      2,730
  Distribution fee--Class B.................................        409
  Transfer agent fee........................................        758
  Audit fee.................................................      2,448
  Printing expense..........................................        144
  Trustees' expense.........................................        468
  Custodian fee.............................................        324
  Legal fee.................................................         72
  Miscellaneous expense.....................................         90
                                                                -------
     Total expenses.........................................      8,907
                                                                -------
Less:
  Expense reimbursable by Manager...........................     (6,606)
                                                                -------
Net expenses................................................      2,301
                                                                -------
Net investment income.......................................      2,725
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net realized gains on investments.........................      3,921
  Net change in unrealized appreciation/depreciation on
     investments............................................      7,023
                                                                -------
Net increase in net assets resulting from operations........    $13,669
                                                                -------

* For the period from the commencement of operations May 30, 2000 to June 30, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Colonial Select Value Fund, Variable Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)
                                                                   PERIOD
                                                                   ENDED
                                                                  JUNE 30,
                                                                   2000*
                                                                ------------
OPERATIONS:
  Net investment income.....................................     $    2,725
  Net realized gains on investments.........................          3,921
  Net change in unrealized appreciation/depreciation on
     investments............................................          7,023
                                                                 ----------
Net increase in net assets resulting from operations........         13,669
                                                                 ----------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................        100,000
                                                                 ----------
  Proceeds from fund shares sold--Class B...................      1,900,000
                                                                 ----------
Net increase in net assets resulting from fund share
  transactions..............................................      2,000,000
                                                                 ----------
Total increase in net assets................................      2,013,669
NET ASSETS:
  Beginning of period.......................................             --
                                                                 ----------
  End of period.............................................     $2,013,669
                                                                 ----------
Undistributed net investment income included in ending net
  assets....................................................     $    2,725
                                                                 ----------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................          8,333
                                                                 ----------
  Shares sold--Class B......................................        158,333
                                                                 ----------

* For the period from the commencement of operations May 30, 2000 to June 30, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Colonial Select Value Fund ("the Fund"), a series of Liberty Variable Investment Trust, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The Fund's investment goal is to seek long term growth. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.70% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.50% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for $27,000 per year plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a distribution fee totaling 0.25% on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.10% of the Fund's average net assets.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the period ended June 30, 2000, purchases and sales of investments, other than short term obligations, were $2,118,868 and $170,474, respectively.

Unrealized appreciation (depreciation) at June 30, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation      $ 128,253
Gross unrealized depreciation       (121,230)
                                   ---------
  Net unrealized appreciation      $   7,023
                                   ---------

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Colonial Select Value Fund, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                                PERIOD
                                                                 ENDED
                                                               JUNE 30,
                                                                2000***
                                                              -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $12.28
                                                                ------
Net investment income (a)...................................      0.02
Net realized and unrealized gain on investments.............     (0.18)
                                                                ------
Total from investment operations............................     (0.16)
                                                                ------
Net asset value, end of period..............................    $12.08
                                                                ------
TOTAL RETURN:
Total investment return (b)(c)..............................     (1.63)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...........................    $  101
Ratio of expenses to average net assets (d)(e)..............      1.10%*
Ratio of net investment income to average net assets (d)....      1.30%*
Portfolio turnover ratio....................................        13%**

  * Annualized.

 ** Not annualized.

 *** For the period from commencement of operations May 30, 2000 to June 30, 2000.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.

 (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

 (e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager this ratio would have been 4.26% (annualized).

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Colonial Small Cap Value Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

  Colonial Small Cap Value Fund, Variable Series, seeks long-term growth.

FUND PERFORMANCE AS OF JUNE 30, 2000

Inception date.............................  5/19/98
Assuming reinvestment of all distributions
six-month total return for Class A
shares.....................................     5.15%
Net asset value per share on 6/30/00.......    $9.59
Net asset value per share on 12/31/99......    $9.12

PORTFOLIO MANAGERS' DISCUSSION

  Effective August 1, 2000, Daniel Cantor and Jeffrey Kinzel became managers of the Fund, replaced James P. Haynie and Michael Rega. Mr. Cantor and Mr. Kinzel are senior vice presidents of Colonial Management Associates, Inc., the Advisor.

WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE PAST SIX MONTHS?

  Growth stocks began the year right where they left off in 1999, especially in the small-cap sector. Many of these stocks rose dramatically in price in the first two months, then saw a reversal of fortune in March, as concerns about the economy and the ability of some of these companies to meet earnings expectations were heightened. Value stocks finally showed some strength in the spring, but the pick-up was rather modest.

WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

  The Fund takes a diversified approach to value investing. That means that if a well-managed company appears to be attractively priced, whatever its business, it is worthy of consideration for the portfolio. A number of technology stocks were included in the Fund's portfolio. We also benefited from strong performance among stocks in the oil services sector, which saw business boom as a result of the dramatic increase in oil prices.

WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?

  Even with a modest rebound late in the latter part of the period, value stocks still seem very attractively priced in the market. Many of the stocks we emphasize in the portfolio continue to boast solid fundamentals, such as strong earnings and cash flow, along with excellent balance sheets. What's more, merger activity continues to be on the rise, which could benefit stock prices.

  While the fundamental factors underlying these stocks remain strong, the question is whether the market is ready to make a long-term strategic shift toward value. At what appears to be the late stages of the economic cycle, investors typically become more attracted to high-quality, large cap names. These stocks usually offer greater stability if economic times should become more difficult. While it's difficult to say which direction the market will favor in the months to come, this Fund intends to maintain its consistent focus favoring value-oriented small-cap stocks, which we believe offer the potential for solid, long-term returns for our shareholders.

Investing in smaller company stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 2000, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED)
Liberty Variable Investment Trust: Colonial Small Cap Value Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
COMMON STOCKS--97.7%
AGRICULTURE, FORESTRY & FISHING--0.5%
FORESTRY
Rayonier Inc. .................      800        $   28,700
                                                ----------
CONSTRUCTION--1.2%
BUILDING CONSTRUCTION--0.7%
NVR, Inc.(a)...................      600            34,200
Toll Brothers, Inc.(a).........      500            10,250
                                                ----------
                                                    44,450
                                                ----------
HEAVY CONSTRUCTION--
  NON BUILDING CONSTRUCTION--0.5%
Granite Construction, Inc. ....    1,200            29,400
                                                ----------
FINANCE, INSURANCE & REAL ESTATE--17.2%
DEPOSITORY INSTITUTIONS--8.8%
BancWest Corp.(a)..............      800            13,150
Bank United Corp., Class A.....    1,200            42,225
BankAtlantic Bancorp, Inc.
  Class B......................    1,600             9,400
Banknorth Group, Inc. .........    1,500            22,969
Capitol Federal Financial......    2,700            29,869
Cullen/Frost Bankers, Inc. ....      900            23,680
Downey Financial Corp. ........    1,400            40,600
FirstFed Financial Corp.(a)....    2,200            31,075
Greater Bay Bancorp............      700            32,725
Hudson United Bancorp..........    1,309            29,370
Independence Community Bank
  Corp. .......................    2,300            30,475
MAF Bancorp, Inc. .............    1,700            30,919
MarchFirst, Inc.(a)............      600            10,950
North Fork Bancorporation,
  Inc. ........................    1,500            22,688
Provident Bankshares Corp. ....    1,910            25,785
Staten Island Bancorp, Inc. ...    1,000            17,625
Susquehanna Bancshares,
  Inc. ........................    1,500            21,375
UMB Financial Corp. ...........    1,000            32,810
Webster Financial Corp. .......    1,600            35,500
Whitney Holding Corp. .........    1,100            37,606
                                                ----------
                                                   540,796
                                                ----------
FINANCIAL SERVICES--1.5%
Argosy Gaming Co.(a)...........    1,500            21,560
Community Bank System, Inc. ...    1,100            24,406
First Federal Capital Corp. ...    2,400            26,550
Walter Industries, Inc. .......    1,700            19,444
                                                ----------
                                                    91,960
                                                ----------
HOLDING COMPANIES--1.1%
Affiliated Managers Group,
  Inc.(a)......................      600            27,300
Commerce Bancorp, Inc. ........      815            37,490
                                                ----------
                                                    64,790
                                                ----------
INSURANCE CARRIERS--3.9%
AmerUs Life Holdings, Inc. ....    1,300            26,813
Arthur J. Gallagher & Co.,.....      800            33,600

                                   SHARES         VALUE
                                ------------   ------------
Delphi Financial Group, Inc.
  Class A(a)...................    1,024        $   34,752
Enhance Financial Services
  Group, Inc. .................    1,600            23,000
Fidelity National Financial,
  Inc. ........................    2,040            37,358
Premark International
  Inc. ........................      600            28,500
RenaissanceRe Holdings Ltd. ...      600            26,138
State Auto Financial Corp. ....    1,300            15,438
The Midland Co. ...............      700            17,150
                                                ----------
                                                   242,749
                                                ----------
NONDEPOSITORY CREDIT INSTITUTIONS--0.4%
AmeriCredit Corp.(a)...........    1,600            27,200
                                                ----------
REAL ESTATE--1.2%
Radian Group, Inc. ............    1,400            72,450
                                                ----------
SECURITY BROKERS & DEALERS--0.3%
Raymond James Financial,
  Inc. ........................      800            18,000
                                                ----------
MANUFACTURING--40.8%
APPAREL--0.4%
Kellwood Co. ..................      500            10,563
Phillips-Van Heusen Corp. .....    1,400            13,300
                                                ----------
                                                    23,863
                                                ----------
CHEMICALS & ALLIED PRODUCTS--6.7%
Albemarle Corp. ...............      800            15,800
Alpharma, Inc., Class A........      700            43,575
Aurora Biosciences Corp.(a)....      200            13,638
Barr Laboratories, Inc.(a).....      300            13,440
Church & Dwight Co., Inc. .....    1,100            19,800
Cytec Industries, Inc.(a)......    2,000            49,375
Fuller (H.B.) Co. .............      300            13,669
Human Genome Sciences,
  Inc.(a)......................      100            13,338
IDEC Parmaceuticals Corp.(a)...      300            35,194
Jones Pharma, Inc. ............      800            31,950
Lubrizol Corp. ................    1,100            23,100
NBTY, Inc.(a)..................      900             5,737
Protein Design Labs, Inc.(a)...      100            16,495
Shire Pharmaceuticals Group PLC
  ADR(a).......................      526            27,266
The Geon Co. ..................      800            14,800
Varian, Inc.(a)................      300            13,838
Vertex Pharmaceuticals,
  Inc.(a)......................      200            21,075
Vical, Inc.(a).................      700            13,475
W.R. Grace & Co.(a)............    2,000            24,250
                                                ----------
                                                   409,815
                                                ----------
COMMUNICATIONS EQUIPMENT--0.7%
Harman International
  Industries, Inc. ............      700            42,700
                                                ----------
ELECTRIC MACHINERY, COMPUTER & SUPPLY--0.4%
Cymer, Inc.(a).................      500            23,875
                                                ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Small Cap Value Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
ELECTRICAL INDUSTRIAL EQUIPMENT--0.6%
Actel Corp.(a).................      800        $   36,500
                                                ----------
ELECTRONIC & ELECTRICAL EQUIPMENT--2.0%
Advanced Digital Information
  Corp.(a).....................      300             4,781
Cree, Inc.(a)..................      100            13,350
Cypress Semiconductor
  Corp.(a).....................      500            21,125
Glenayre Technologies,
  Inc.(a)......................    1,900            20,069
Integrated Device Technology,
  Inc.(a)......................      700            41,913
KEMET Corp.(a).................      400            10,025
Lattice Semiconductor
  Corp.(a).....................      100             6,910
Mattson Technology, Inc.(a)....      200             6,500
                                                ----------
                                                   124,673
                                                ----------
ELECTRONIC COMPONENTS--5.0%
Audiovox Corp., Class A(a).....      500            11,030
Burr-Brown Corp.(a)............      200            17,338
CACI International, Inc., Class
  A(a).........................    1,000            19,500
Elantec Semiconductor,
  Inc.(a)......................      200            13,925
General Semiconductor,
  Inc.(a)......................    1,400            20,650
International Rectifier
  Corp.(a).....................    1,100            61,600
LTX Corp.(a)...................      200             6,987
MRV Communications, Inc.(a)....      300            20,175
Park Electrochemical Corp. ....    1,200            43,275
Plexus Corp.(a)................      300            33,900
SemTech Corp.(a)...............      400            30,594
TelCom Semiconductor,
  Inc.(a)......................      300            12,112
TriQuint Semiconductor,
  Inc.(a)......................      200            19,138
                                                ----------
                                                   310,224
                                                ----------
FABRICATED METAL--2.4%
Alliant Techsystems Inc.(a)....      300            20,231
Baldor Electric Co. ...........      700            13,038
Barnes Group, Inc. ............    1,500            24,469
Harsco Corp. ..................      600            15,300
Nortek, Inc.(a)................    1,000            19,750
Oceaneering International,
  Inc.(a)......................      700            13,300
Sturm, Ruger & Company,
  Inc. ........................    2,800            24,850
Tower Automotive, Inc.(a)......    1,200            15,000
                                                ----------
                                                   145,938
                                                ----------
FOOD & KINDRED PRODUCTS--3.5%
Agribrands International,
  Inc.(a)......................      500            20,969
Canandaigua Brands, Inc.,
  Class A(a)...................    1,300            65,569
Corn Products International,
  Inc. ........................      700            18,550
International Home Foods,
  Inc.(a)......................    1,700            35,594
Michael Foods, Inc. ...........      900            22,050
The Hain Food Group, Inc.(a)...      900            33,019
The Topps Co., Inc.(a).........    2,000            23,000
                                                ----------
                                                   218,751
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
FURNITURE & FIXTURES--0.8%
Ethan Allen Interiors, Inc. ...      850        $   20,400
Furniture Brands International,
  Inc.(a)......................    1,400            21,175
Haverty Furniture Companies,
  Inc. ........................      800             6,800
                                                ----------
                                                    48,375
                                                ----------
MACHINERY & COMPUTER EQUIPMENT--5.9%
Asyst Technology, Inc.(a)......      100             3,425
Bell & Howell Co. .............      600            14,550
Emulex Corp.(a)................      100             6,569
Gehl Co.(a)....................    1,400            19,950
Helix Technology Corp. ........      100             3,900
In Focus Systems, Inc.(a)......    1,100            35,404
Kennametal, Inc. ..............      700            15,006
Lam Research Corp.(a)..........      500            18,750
Manitowoc, Inc. ...............    1,000            26,750
Milacron, Inc. ................    1,300            18,850
NACCO Industries, Inc. ........      500            17,562
Pentair, Inc. .................      600            21,300
Photon Dynamics, Inc.(a).......      100             7,468
Silicon Valley Group,
  Inc.(a)......................    1,500            38,813
SPS Technologies, Inc.(a)......      400            16,425
StorageNetworks, Inc.(a).......      200            18,050
Terex Corp.(a).................    1,300            18,363
Timken Co. ....................    1,500            27,937
Toro Co. ......................      700            23,056
Zebra Technologies Corp.,
  Class A(a)...................      300            13,294
                                                ----------
                                                   365,422
                                                ----------
MEASURING & ANALYZING INSTRUMENTS--2.9%
ADAC Laboratories, Inc. .......    1,500            36,000
Esterline Technologies
  Corp.(a).....................    1,300            19,338
Fossil, Inc.(a)................    1,050            20,409
Imation Corp.(a)...............      800            23,500
PE Corp-Celera Genomics
  Group(a).....................      600            56,100
Tektronix, Inc. ...............      300            22,200
                                                ----------
                                                   177,547
                                                ----------
MISCELLANEOUS MANUFACTURING--0.8%
Luxottica Group SPA ADR........      800             9,750
MKS Instruments, Inc.(a).......      500            19,563
Russ Berrie & Co., Inc. .......    1,000            19,250
                                                ----------
                                                    48,563
                                                ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Small Cap Value Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
PAPER PRODUCTS--1.0%
Boise Cascade Corp. ...........      700        $   18,113
Glatfelter (P.H.) Co. .........    1,700            17,319
Longview Fibre Co. ............    2,300            25,444
                                                ----------
                                                    60,876
                                                ----------
PETROLEUM REFINING--0.6%
Pennzoil Co. ..................    1,400            16,888
Tesoro Petroleum Corp.(a)......    2,200            22,275
                                                ----------
                                                    39,163
                                                ----------
PRIMARY METAL--2.9%
Bethlehem Steel Corp.(a).......    2,700             9,619
CommScope, Inc.(a).............      700            28,700
Mueller Industries, Inc.(a)....    1,300            36,400
Precision Castparts Corp. .....      300            13,575
Quanex Corp. ..................    1,100            16,363
Ryerson Tull, Inc. ............    1,448            15,023
Texas Industries, Inc. ........      900            25,988
Worthington Industries,
  Inc. ........................    3,100            32,550
                                                ----------
                                                   178,218
                                                ----------
PRINTING & PUBLISHING--1.4%
Knight-Ridder, Inc. ...........      500            26,594
Valassis Communications,
  Inc.(a)......................    1,650            62,906
                                                ----------
                                                    89,500
                                                ----------
RUBBER & PLASTIC--1.3%
Carlisle Cos., Inc. ...........      600            27,000
Hanna (M.A.) Co. ..............    2,600            23,400
Tupperware Corp. ..............    1,300            28,600
                                                ----------
                                                    79,000
                                                ----------
STONE, CLAY, GLASS & CONCRETE--0.2%
Centex Construction Products,
  Inc. ........................      600            13,613
                                                ----------
TEXTILE MILL PRODUCTS--0.2%
Springs Industries, Inc. ......      300             9,656
                                                ----------
TRANSPORTATION EQUIPMENT--1.1%
Arvin Industries, Inc. ........      700            12,163
Oshkosh Truck Corp. ...........      500            17,875
Superior Industries
  International, Inc. .........    1,100            28,325
Winnebago Industries, Inc. ....      600             7,838
                                                ----------
                                                    66,201
                                                ----------
MINING & ENERGY--6.8%
OIL & GAS EXTRACTION--2.0%
Falcon Drilling Co., Inc.(a)...      600            14,138
HS Resources, Inc.(a)..........    1,500            45,000
Nabors Industries, Inc.(a).....        1                21
Vintage Petroleum, Inc. .......    2,700            60,919
                                                ----------
                                                   120,078
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
OIL & GAS FIELD SERVICES--4.8%
Parker Drilling Co.(a).........    5,300        $   32,792
Patterson Energy, Inc.(a)......    2,100            59,850
Pride International, Inc.(a)...    3,300            81,675
Rochester Gas & Electric
  Corp. .......................    1,600            35,600
Southwestern Energy Co. .......    3,200            20,000
Vectren Corp. .................      800            13,800
Veritas DGC, Inc.(a)...........    2,000            52,000
                                                ----------
                                                   295,717
                                                ----------
RETAIL TRADE--3.2%
APPAREL & ACCESSORY STORES--0.6%
Ross Stores, Inc. .............    1,400            23,888
The Timberland Co., Class
  A(a).........................      200            14,162
                                                ----------
                                                    38,050
                                                ----------
FOOD STORES--0.3%
Sonic Corp.(a).................      600            17,625
                                                ----------
GENERAL MERCHANDISE STORES--0.4%
Dollar Thrifty Automotive
  Group, Inc.(a)...............      600            11,063
WPS Resources Corp. ...........      500            15,031
                                                ----------
                                                    26,094
                                                ----------
MISCELLANEOUS RETAIL--0.5%
Musicland Stores Corp.(a)......    1,400            10,412
Zale Corp.(a)..................      600            21,900
                                                ----------
                                                    32,312
                                                ----------
RESTAURANTS--1.4%
CEC Entertainment, Inc.(a).....    2,350            60,219
Jack in the Box, Inc.(a).......    1,000            24,625
                                                ----------
                                                    84,844
                                                ----------
SERVICES--12.5%
AMUSEMENT & RECREATION--0.5%
Anchor Gaming(a)...............      600            28,763
                                                ----------
AUTO REPAIR, RENTAL & PARKING--0.4%
XTRA Corp. ....................      600            23,663
                                                ----------
BUSINESS SERVICES--2.1%
Advo, Inc. ....................      900            37,800
Interim Services Inc.(a).......    1,600            28,400
Kronos, Inc.(a)................      500            13,000
Mercury Interactive Corp.(a)...      200            19,350
National Computer Systems,
  Inc. ........................      600            29,550
                                                ----------
                                                   128,100
                                                ----------
COMPUTER RELATED SERVICES--2.5%
Hall, Kinion & Associates,
  Inc.(a)......................      900            29,981
Health Management Systems,
  Inc.(a)......................    2,700             8,438
MICROS Systems, Inc.(a)........      400             7,425
Rent-A-Center, Inc.(a).........    1,100            24,750
RSA Security, Inc.(a)..........      200            13,850

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Small Cap Value Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
Sensormatic Electronics
  Corp. .......................      600        $    9,488
SERENA Software, Inc.(a).......      500            22,703
Sybase, Inc.(a)................    1,600            36,800
Unigraphics Solutions,
  Inc.(a)......................      200             3,900
                                                ----------
                                                   157,335
                                                ----------
COMPUTER SOFTWARE--1.6%
24/7 Media, Inc.(a)............      200             3,125
Barra, Inc.(a).................      400            19,825
ESS Technology, Inc.(a)........      500             7,250
Inprise Corp.(a)...............    1,400             8,575
Natural MicroSystems
  Corp.(a).....................      100            11,244
Progress Software Corp.(a).....    1,100            19,731
Remedy Corp.(a)................      200            11,150
USA Networks, Inc.(a)..........      848            18,338
                                                ----------
                                                    99,238
                                                ----------
ENGINEERING, ACCOUNTING, RESEARCH &
  MANAGEMENT--1.4%
Jacobs Engineering Group,
  Inc.(a)......................      900            29,419
Quest Diagnostic, Inc.(a)......      800            57,250
                                                ----------
                                                    86,669
                                                ----------
HEALTH SERVICES--3.4%
Coventry Health Care Inc.(a)...    1,600            21,325
Curative Health Services,
  Inc.(a)......................    2,300            13,872
Dendrite International,
  Inc.(a)......................    1,000            33,313
First Health Group Corp.(a)....      500            16,406
Hooper Holmes, Inc. ...........    1,500            12,000
IDEXX Laboratories, Inc.(a)....      800            18,300
NeoPharm, Inc.(a)..............      600            11,766
RehabCare Group, Inc.(a).......    2,100            57,225
Universal Health Services,
  Inc., Class B(a).............      400            26,400
                                                ----------
                                                   210,607
                                                ----------
HOTELS, CAMPS & LODGING--0.4%
Isle of Capri Casinos,
  Inc.(a)......................    1,800            24,413
                                                ----------
OTHER SERVICES--0.1%
ECCS, Inc.(a)..................      800             3,975
                                                ----------
PERSONAL SERVICES--0.1%
Salton, Inc.(a)................      200             7,375
                                                ----------
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS
  & SANITARY SERVICES--11.0%
AIR TRANSPORTATION--0.4%
SkyWest, Inc. .................      700            25,944
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
COMMUNICATIONS--1.0%
Advanced Fibre Communications,
  Inc.(a)......................      500        $   22,656
Arch Communications Group,
  Inc.(a)......................    1,700            11,050
True North Communications,
  Inc. ........................      600            26,400
                                                ----------
                                                    60,106
                                                ----------
ELECTRIC, GAS & SANITARY SERVICES--0.3%
NUI Corp. .....................      700            18,900
                                                ----------
ELECTRIC SERVICES--3.0%
Boston Communications Group,
  Inc.(a)......................    1,300            18,200
CMP Group, Inc. ...............    1,000            29,313
IDACORP, Inc. .................    1,200            38,700
Minnesota Power, Inc. .........    1,300            22,506
Public Service Co. of New
  Mexico.......................    1,900            29,331
Sierra Pacific Resources.......    2,132            26,783
The United Illuminating Co. ...      500            21,875
                                                ----------
                                                   186,708
                                                ----------
GAS SERVICES--2.2%
Energen Corp. .................    1,800            39,263
Northwest Natural Gas Co.......    1,700            38,038
ONEOK, Inc. ...................    1,400            36,313
UGI Corp. .....................    1,200            24,600
                                                ----------
                                                   138,214
                                                ----------
MOTOR FREIGHT & WAREHOUSING--0.9%
Arkansas Best Corp.(a).........    2,100            20,869
CNF Transportation, Inc. ......      300             6,825
USFreightways Corp. ...........    1,000            24,563
                                                ----------
                                                    52,257
                                                ----------
TELECOMMUNICATION--2.2%
Alpha Industries, Inc.(a)......      400            17,625
Exar Corp.(a)..................      100             8,719
Lightbridge, Inc.(a)...........      800            19,100
Metrocall, Inc.(a).............    1,100             9,900
Odetics, Inc.(a)...............      800            11,600
Performance Technologies,
  Inc.(a)......................      300             2,550
Pinnacle Holdings, Inc.(a).....      200            10,800
Powerwave Technologies,
  Inc.(a)......................      500            22,000
Price Communications
  Corp.(a).....................      900            21,206
Tollgrade Communications,
  Inc.(a)......................      100            13,250
                                                ----------
                                                   136,750
                                                ----------
TRANSPORTATION SERVICES--1.0%
Avis Rent A Car, Inc.(a).......    1,400            26,250
Circle International Group,
  Inc. ........................    1,000            25,125
GetThere.com, Inc.(a)..........    1,100            11,619
                                                ----------
                                                    62,994
                                                ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Small Cap Value Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
WHOLESALE TRADE--4.4%
DURABLE GOODS--2.3%
Anixter International,
  Inc.(a)......................    1,200        $   31,800
Brightpoint, Inc.(a)...........    2,200            19,044
Handleman Co. .................    1,100            13,750
Owens & Minor, Inc. Holding
  Co. .........................    2,000            34,375
Patterson Dental Co.(a)........      500            25,500
U.S. Can Corp.(a)..............    1,100            19,113
                                                ----------
                                                   143,582
                                                ----------
NONDURABLE GOODS--2.1%
Bindley Western Industries,
  Inc. ........................    1,166            30,826
Richardson Electronics,
  Ltd. ........................    1,300            20,881
Suiza Foods Corp.(a)...........      600            29,325
United Stationers, Inc.(a).....    1,400            45,325
                                                ----------
                                                   126,357
                                                ----------
TOTAL COMMON STOCKS
  (cost of $5,712,080)......................     6,009,638
                                                ----------
CORPORATE BONDS--0.1%
FINANCE, INSURANCE & REAL ESTATE--0.1%
FINANCIAL SERVICES
Impac Mortgage Holdings, Inc.,
  11.00% 02/15/04..............    5,700             4,560
                                                ----------
TOTAL CORPORATE BONDS
  (cost of $5,130)..........................         4,560
                                                ----------
TOTAL INVESTMENTS
  (cost of $5,717,210)(b)...................     6,014,198
                                                ----------

                                    PAR           VALUE
                                ------------   ------------
SHORT-TERM OBLIGATIONS--3.6%
Repurchase agreement with SBC
  Warburg Ltd., dated 6/30/00,
  due 7/03/00 at 6.60%,
  collateralized by U.S.
  Treasury notes with various
  maturities to 2026, market
  value $224,618 (repurchase
  proceeds $220,121)...........   $220,000      $  220,000
                                                ----------
OTHER ASSETS & LIABILITIES, NET--(1.4)%.....       (83,164)
                                                ----------
NET ASSETS--100.0%..........................    $6,151,034
                                                ----------

(a) Non-income producing security.

(b) Cost of federal income tax purposes is the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)
Liberty Variable Investment Trust: Colonial Small Cap Value Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost $5,717,210)...    $6,014,198
Short-term obligations......................................       220,000
Cash........................................................        24,316
Receivable for fund shares sold.............................        17,766
Dividends and interest receivable...........................         4,663
Expense reimbursement due from Manager......................         6,521
                                                                ----------
     TOTAL ASSETS...........................................     6,287,464
                                                                ----------
LIABILITIES:
Payable for:
  Fund shares repurchased...................................        87,900
  Investments purchased.....................................        29,028
Accrued:
  Management fee............................................         4,044
  Bookkeeping fee...........................................         2,157
  Transfer agent fee........................................           464
Other.......................................................        12,837
                                                                ----------
     TOTAL LIABILITIES......................................       136,430
                                                                ----------
NET ASSETS..................................................    $6,151,034
                                                                ----------
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $5,822,587
  Undistributed net investment income.......................        16,464
  Accumulated net realized gains on investments.............        14,995
  Net unrealized appreciation on investments................       296,988
                                                                ----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $6,151,034
                                                                ----------
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $6,123,654
                                                                ----------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........       638,750
                                                                ----------
NET ASSET VALUE PER SHARE--CLASS A..........................         $9.59
                                                                ----------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended June 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $ 29,296
Interest....................................................      14,133
                                                                --------
     Total investment income................................      43,429
                                                                --------
EXPENSES:
  Management fee............................................      20,673
  Bookkeeping fee...........................................      13,463
  Distribution fee--Class B.................................           1
  Transfer agent fee........................................       3,740
  Audit fee.................................................       8,049
  Printing expense..........................................         364
  Trustees' expense.........................................       3,366
  Custodian fee.............................................       2,716
  Legal fee.................................................         593
  Other.....................................................         348
                                                                --------
     Total expenses.........................................      53,313
Less:
  Expenses reimbursable by Manager..........................     (27,792)
                                                                --------
Net expenses................................................      25,521
                                                                --------
Net investment income.......................................      17,908
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investments.........................     274,837
  Net change in net unrealized appreciation/depreciation on
     investments............................................      48,395
                                                                --------
Net increase in net assets resulting from operations........    $341,140
                                                                --------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Colonial Small Cap Value Fund, Variable
Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                              SIX MONTHS         YEAR
                                                                 ENDED          ENDED
                                                               JUNE 30,      DECEMBER 31,
                                                                 2000            1999
                                                              -----------    ------------
OPERATIONS:
  Net investment income.....................................  $   17,908      $    5,488
  Net realized gains (losses) on investments................     274,837        (104,297)
  Net change in unrealized appreciation/depreciation on
     investments............................................      48,395         368,888
                                                              ----------      ----------
Net increase in net assets resulting from operations........     341,140         270,079
                                                              ----------      ----------
DISTRIBUTIONS DECLARED FROM:
  Net investment income.....................................          --          (5,317)
                                                              ----------      ----------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................   2,237,392       1,874,756
  Cost of fund shares repurchased--Class A..................    (271,240)       (110,309)
  Distributions reinvested--Class A.........................          --           5,317
                                                              ----------      ----------
                                                               1,966,152       1,769,764
                                                              ----------      ----------
  Proceeds from fund shares sold--Class B...................      27,192              --
                                                              ----------      ----------
Net increase in net assets resulting from fund share
  transactions..............................................   1,993,344       1,769,764
                                                              ----------      ----------
Total increase in net assets................................   2,334,484       2,034,526
NET ASSETS:
  Beginning of year.........................................   3,816,550       1,782,024
                                                              ----------      ----------
  End of year...............................................  $6,151,034      $3,816,550
                                                              ----------      ----------
Undistributed (overdistributed) net investment income
  included in ending net assets.............................  $   16,464      $   (1,444)
                                                              ----------      ----------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................     249,932         223,556
  Shares repurchased--Class A...............................     (29,800)        (13,079)
  Distributions reinvested--Class A.........................          --             621
                                                              ----------      ----------
                                                                 220,132         211,098
                                                              ----------      ----------
  Shares sold--Class B......................................       2,857              --
                                                              ----------      ----------

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Colonial Small Cap Value Fund ("the Fund"), a series of Liberty Variable Investment Trust, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in smaller capitalization equities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES:

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.80% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.
  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a distribution fee totaling 0.25% on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.10% of the Fund's average net assets. Effective May 30, 2000, the expense limit was changed from 1.00% to the current rate.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2000, purchases and sales of investments, other than short term obligations, were $4,873,115 and $2,619,424, respectively.

Unrealized appreciation (depreciation) at June 30, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation      $ 828,447
Gross unrealized depreciation       (531,413)
                                   ---------
  Net unrealized appreciation      $ 297,034
                                   ---------

  CAPITAL LOSS CARRYFORWARDS--At December 31, 1999, capital loss carryforwards (to the extent provided in regulations) to offset future realized gains were approximately as follows:

 YEAR OF     CAPITAL LOSS
EXPIRATION   CARRYFORWARD
----------   ------------
   2006        $ 14,000
   2007         229,000
               --------
               $243,000
               --------

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

During the six months ended June 30, 2000, the Fund used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the period were $2,017.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Colonial Small Cap Value Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)
                                                                SIX MONTHS
                                                                   ENDED        YEAR ENDED     PERIOD ENDED
                                                                 JUNE 30,      DECEMBER 31,    DECEMBER 31,
                                                                   2000            1999          1998***
                                                                -----------    ------------    ------------
                                                                  CLASS A        CLASS A         CLASS A
                                                                -----------    ------------    ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................      $ 9.12          $ 8.59         $ 10.00
                                                                  ------          ------         -------
Net investment income (a)...................................        0.03            0.02            0.08
Net realized and unrealized gains (losses) on investments...        0.44            0.52           (1.41)
                                                                  ------          ------         -------
Total from investment operations............................        0.47            0.54           (1.33)
                                                                  ------          ------         -------
Less distributions:
  Dividends from net investment income......................          --           (0.01)          (0.07)
  In excess of net investment income........................          --              --           (0.01)
                                                                  ------          ------         -------
Total distributions.........................................          --           (0.01)          (0.08)
                                                                  ------          ------         -------
Net asset value, end of year................................      $ 9.59          $ 9.12         $  8.59
                                                                  ------          ------         -------
TOTAL RETURN:
Total investment return (b)(c)..............................        5.15%**         6.34%         (13.25)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).............................      $6,124          $3,817         $ 1,782
Ratio of expenses to average net assets (d)(e)..............        1.00%*          1.00%           1.00%*
Ratio of net investment income to average net assets (d)....        0.67%*          0.23%           1.41%*
Portfolio turnover ratio....................................          54%**           74%             51%**

  * Annualized.

 ** Not annualized.

 *** For the period from the commencement of operations May 19, 1998 to December
     31, 1998.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.

 (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

 (e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 2.07% (annualized), 3.66% and 4.32% (annualized).

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

  Colonial Strategic Income Fund, Variable Series, seeks as high a level of current income as is consistent with prudent risk and maximizing total return.

FUND PERFORMANCE AS OF JUNE 30, 2000

Inception date..............................  7/5/94
Assuming reinvestment of all distributions
six-month total return for Class A shares...    0.00%
Net asset value per share on 6/30/00........  $10.44
Net asset value per share on 12/31/99.......  $10.44

PORTFOLIO MANAGERS' DISCUSSION

  Carl C. Ericson is portfolio manager of Colonial Strategic Income Fund, Variable Series. Mr. Ericson is a senior vice president of Colonial Management Associates, Inc. and director of the Taxable Fixed Income Department.

WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE PAST SIX MONTHS?

  It was a relatively difficult environment for the bond market as a whole. The Federal Reserve Board continued to aggressively raise short-term interest rates in an effort to cool the strong U.S. economy and stem the threat of higher inflation. This generally made for a negative environment for bond investors.

  There were positive developments for longer-term U.S. Treasury bonds, which benefited from the surprisingly large federal government surpluses. However, many other parts of the bond market declined during the period, especially high-yield bonds, which represent the most heavily-weighted sector in the Fund. Investors were apparently concerned about risks to the economy, and pulled money out of this part of the market.

  Bonds from developed overseas markets also lagged a bit, but emerging market bonds demonstrated more impressive performance.

WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

  The Fund, as always, focused on owning a diversified portfolio of bonds issued by the U.S. government, corporations and overseas issuers. This diversified approach helped to temper difficulties in the high-yield corporate bond market.

HIGH-YIELD CORPORATE BONDS

  After enjoying a solid year of performance in 1999, the situation reversed dramatically for high-yield corporate bonds in the first half of 2000. This segment represents the largest concentration in the Fund (41% of net assets). Increasing questions about the U.S. economy seemed to raise investor concerns, and money flowed out of the high-yield market during the period. That drove yields higher, reducing the value of bonds in the market.

  In particular, cable television company bonds, which were among the best performers in 1999, were hard hit in the second quarter of the year. This occurred despite the fact that most of these firms own significant assets, and enjoy strong cash flows. The negative turn appeared to be related to a drop in stock prices for many of these companies. In general, media and telecommunications company bonds still seem to offer some of the best opportunities in the high-yield market.

FOREIGN BONDS

  Bonds from overseas issuers represented 24.6% of net assets at the end of the year. Returns from bonds of developed markets were negatively affected during the period, as most major foreign currencies lost value in comparison to the dollar. However, we found better opportunities in emerging markets, which demonstrated strength during the period.

  In particular, Mexico and Brazil in Latin America have shown impressive results. There are signs that these markets are reacting positively to recent political developments in those countries that could lead to more stable economies. We believe Eastern European markets such as Russia, Poland and Turkey also offer solid prospects.

U.S. GOVERNMENT BONDS

  With the federal government beginning to buy back long-term debt, the yield on 30-year bonds dropped rather dramatically in the first half of the year. Bonds with a more moderate term did not perform nearly as well, but still provided more stability than other parts of the U.S. market.

WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?

  By far the most attractive sector in the current environment is the high-yield bond area. Because these bonds declined significantly in the first half of the year, compared to other parts of the market, we believe they offer attractive value at this time. Assuming there are no dramatically negative events in the U.S. economy, these bonds appear positioned to perform well in the months to come. Therefore, we increased the Fund's exposure to the high-yield segment as we entered the second half of 2000. Selected emerging markets also appear to offer attractive potential. Emerging market bonds now account for over half of our foreign bond exposure. We intend to maintain the Fund's diversified approach to the bond market to benefit over the long run from the full potential the bond market has to offer.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION (CONTINUED)
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

Strategic investing offers attractive income and total return opportunities, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds, foreign, political and economic developments, and changes in currency exchange rates.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 2000, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED)
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                 PAR            VALUE
                             ------------   -------------
BONDS & NOTES--94.0%
CORPORATE FIXED INCOME
BONDS & NOTES--41.3%
CONSTRUCTION--0.3%
BUILDING CONSTRUCTION
Atrium Companies, Inc.,
  10.500% 5/1/09............ $    500,000   $     425,000
                                            -------------
FINANCE, INSURANCE & REAL ESTATE--0.6%
DEPOSITORY INSTITUTIONS--0.4%
Sovereign Bancorp, Inc.,
  10.500% 11/15/06..........      550,000         545,501
                                            -------------
FINANCIAL SERVICES--0.2%
PDVSA Finance Ltd., Series
  1999 I, 9.750% 2/15/10
  (a).......................      271,000         264,144
                                            -------------
MANUFACTURING--14.1%
CHEMICALS & ALLIED PRODUCTS--2.7%
Agricultural Minerals Co.,
  L.P., 10.750% 9/30/03.....      340,000         221,000
Allied Waste North America,
  Inc., 10.000% 8/1/09
  (a).......................      890,000         743,150
Bio-Rad Laboratories, Inc.,
  11.625% 2/15/07...........      275,000         283,250
Huntsman ICI Holdings LLC.,
  (b) 12/31/09 (a)..........    1,575,000         504,000
HydroChem Industrial
  Services, 10.375%
  8/1/07....................      300,000         229,500
LaRoche Industries, Inc.,
  9.500% 9/15/07............      500,000          95,000
Lyondell Chemical Co.,
  10.875% 5/1/09............      325,000         321,750
PCI Chemicals Canada, Inc.,
  9.250% 10/15/07...........      350,000         220,500
Sterling Chemicals, Inc.:
  11.250% 4/1/07............      750,000         600,000
  11.750% 8/15/06...........      225,000         184,500
Terra Industries, Inc.,
  10.500% 6/15/05...........      410,000         262,400
Texas Petrochemical Corp.,
  11.125% 7/1/06............      605,000         514,250
Trans Resources, Inc.,
  10.750% 3/15/08...........      380,000          76,000
                                            -------------
                                                4,255,300
                                            -------------
ELECTRONIC & ELECTRICAL EQUIPMENT--1.1%
Flextronics International
  Ltd., 9.875% 7/1/10.......      300,000         303,750
Gentek, Inc., 11.000% 8/1/09
  (a).......................      500,000         507,500

                                 PAR            VALUE
                             ------------   -------------
TransDigm, Inc., 10.375%
  12/1/08................... $  1,000,000   $     850,000
                                            -------------
                                                1,661,250
                                            -------------
FABRICATED METAL--0.8%
Earle M. Jorgensen & Co.,
  9.500% 4/1/05.............      250,000         225,000
Euramax International, PLC,
  11.250% 10/1/06 (c).......      550,000         522,500
US Can Corp., 10.125%
  10/15/06..................      500,000         514,375
                                            -------------
                                                1,261,875
                                            -------------
FOOD & KINDRED PRODUCTS--1.2%
Chattem, Inc., 8.875%
  4/1/08....................      750,000         600,000
Di Giorgio Corp., 10.000%
  6/15/07...................      750,000         660,000
Premier International Foods
  PLC, 12.000% 9/1/09 (a)...      750,000         667,500
                                            -------------
                                                1,927,500
                                            -------------
MACHINERY & COMPUTER EQUIPMENT--0.6%
IMO Industries, Inc.,
  11.750% 5/1/06............      425,000         425,000
Numatics, Inc., 9.625%
  4/1/08....................      650,000         500,500
                                            -------------
                                                  925,500
                                            -------------
MEASURING & ANALYZING INSTRUMENTS--0.2%
Envirosource, Inc., 9.750%
  6/15/03...................      500,000         225,000
                                            -------------
MISCELLANEOUS MANUFACTURING--2.5%
Blount, Inc., 13.000% 8/1/09
  (a).......................      510,000         520,200
ISG Resources, Inc., 10.000%
  4/15/08...................      580,000         529,250
Koppers Industries, Inc.,
  9.875% 12/1/07............      600,000         558,000
Moll Industries, Inc.,
  10.500% 7/1/08............      500,000         125,000
Morrison Knudsen 11.000%
  7/1/10....................      450,000         447,750
Owens-Illinois, Inc., 7.500%
  5/15/10...................      750,000         654,045
Special Devices, Inc.,
  11.375% 12/15/08..........    1,000,000         350,000
Tekni-Plex, Inc., 12.750%
  6/15/10...................      265,000         264,338
Terex Corp., 8.875%
  4/1/08....................      525,000         472,500
                                            -------------
                                                3,921,083
                                            -------------
PAPER PRODUCTS--1.8%
Gaylord Container Corp.,
  9.750% 6/15/07............      950,000         750,500

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                 PAR            VALUE
                             ------------   -------------
Repap New Brunswick, Inc.,
  10.625% 4/15/05........... $    640,000   $     576,000
Riverwood International
  Corp.:
  10.625% 8/1/07............      500,000         485,000
  10.875% 4/1/08............      500,000         440,000
Stone Container Corp.,
  10.750% 10/1/02...........      500,000         507,500
                                            -------------
                                                2,759,000
                                            -------------
PETROLEUM REFINING--0.2%
Benton Oil & Gas Co.:
  9.375% 11/1/07............      445,000         278,125
  11.625% 5/1/03............       45,000          32,625
                                            -------------
                                                  310,750
                                            -------------
PRIMARY METAL--1.7%
Algoma Steel, Inc., 12.375%
  7/15/05...................      150,000         129,000
Bayou Steel Corp., 9.500%
  5/15/08...................      500,000         427,500
Kaiser Aluminum & Chemical
  Corp., 10.875% 10/15/06...      500,000         478,750
Keystone Consolidated
  Industries, Inc., 9.625%
  8/1/07....................      500,000         390,000
Renco Metals, Inc., 11.500%
  7/1/03....................      500,000         190,000
WCI Steel Inc., 10.000%
  12/1/04...................      500,000         475,000
Wheeling-Pittsburgh Corp.,
  9.250% 11/15/07...........      750,000         502,500
                                            -------------
                                                2,592,750
                                            -------------
PRINTING & PUBLISHING--0.3%
American Lawyer Media, Inc.,
  9.750% 12/15/07...........      330,000         299,475
Cable Satisfaction
  International, Inc.,
  12.750% 3/1/10............      200,000         198,000
                                            -------------
                                                  497,475
                                            -------------
RUBBER & PLASTIC--0.4%
Metromedia Fiber Network,
  Inc., 10.000% 12/15/09....      700,000         686,000
                                            -------------
STONE, CLAY, GLASS & CONCRETE--0.0%
Owens-Illinois, Inc., 8.100%
  5/15/07...................       75,000          70,113
                                            -------------

                                 PAR            VALUE
                             ------------   -------------
TRANSPORTATION EQUIPMENT--0.6%
Collins & Aikman Products
  Co.:
  10.000% 1/15/07........... $    150,000   $     145,500
  11.500% 4/15/06...........      500,000         478,750
LDM Technologies, Inc.,
  10.750% 1/15/07...........      465,000         365,025
                                            -------------
                                                  989,275
                                            -------------
MINING & ENERGY--2.3%
COAL MINING--0.1%
AEI Resources, Inc., 10.500%
  12/15/05 (a)..............      500,000         100,000
                                            -------------
GOLD & SILVER MINING--0.1%
Callahan Nrh 14.000%
  7/15/10...................      225,000         225,563
                                            -------------
OIL & GAS EXTRACTION--2.1%
Belden & Blake Corp., 9.875%
  6/15/07...................      305,000         222,650
HS Resources, Inc., 9.250%
  11/15/06..................      675,000         658,125
Magnum Hunter Resources,
  Inc., 10.000% 6/1/07......      775,000         732,375
Mariner Energy, Inc.,
  10.500% 8/1/06............      550,000         506,000
Ocean Energy, Inc., 8.875%
  7/15/07...................      600,000         595,500
Vintage Petroleum, Inc.,
  9.750% 6/30/09............      600,000         607,500
                                            -------------
                                                3,322,150
                                            -------------
RETAIL TRADE--0.3%
FOOD STORES
Pathmark Stores, Inc.:
  9.625% 5/1/03.............      650,000         448,500
  10.750% 11/1/03...........      500,000          25,000
                                            -------------
                                                  473,500
                                            -------------
SERVICES--4.0%
AMUSEMENT & RECREATION--2.3%
Boyd Gaming Corp., 9.500%
  7/15/07...................      375,000         359,063
Coast Hotels & Casinos,
  Inc., 9.500% 4/1/09.......      550,000         525,250
Hollywood Casino Corp.:
  13.000% 8/1/06............      400,000         425,000
  11.250% 5/1/07............      600,000         613,500
Hollywood Park, Inc., 9.250%
  2/15/07...................      750,000         748,125
Horseshoe Gaming, L.L.C.
  9.375% 6/15/07............      600,000         594,000
Mohegan Tribal Gaming
  Authority, 8.750%
  1/1/09....................      325,000         308,750
                                            -------------
                                                3,573,688
                                            -------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                 PAR            VALUE
                             ------------   -------------
BUSINESS SERVICES--0.3%
Unisys Corp., 11.750%
  10/15/04.................. $    500,000   $     532,500
                                            -------------
HEALTH SERVICES--0.9%
InSight Health Services
  Corp., 9.625% 6/15/08.....      150,000         134,250
Tenet Healthcare Corp.,
  8.625% 1/15/07............    1,250,000       1,196,875
                                            -------------
                                                1,331,125
                                            -------------
HOTELS, CAMPS & LODGING--0.4%
Eldorado Resorts L.L.C.
  10.500% 8/15/06...........      500,000         495,000
                                            -------------
OTHER SERVICES--0.1%
Intertek Finance, PLC,
  10.250% 11/1/06...........      250,000         205,000
                                            -------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
  GAS & SANITARY SERVICES--19.5%
AIR TRANSPORTATION--0.3%
U.S. Air, Inc., 10.375%
  3/1/13....................      500,000         455,000
                                            -------------
BROADCASTING--1.9%
Allbritton Communications
  Co., 9.750% 11/30/07......      600,000         582,000
Cumulus Media, Inc., 10.375%
  7/1/08....................      100,000          87,000
Fox Family Worldwide, Inc.,
  9.250% 11/1/07............      625,000         568,750
LIN Holding Corp. stepped
  coupon, (10.000% 03/01/03)
  (b) 3/1/08................      600,000         394,500
Sinclair Broadcast Group,
  Inc., 9.000% 7/15/07......      680,000         606,900
Young Broadcasting Corp.,
  11.750% 11/15/04..........      650,000         653,250
                                            -------------
                                                2,892,400
                                            -------------
CABLE--4.4%
Adelphia Communications
  Corp., 9.875% 3/1/07......    1,000,000         957,500
Charter Communications
  Holding L.L.C., stepped
  coupon, (9.92% 4/1/04) (b)
  4/1/11....................    1,500,000         851,250
Comcast UK Cable Partners
  Ltd., stepped coupon,
  (11.200% 11/15/00) (b)
  11/15/07..................      500,000         467,500
Diamond Cable Co., stepped
  coupon, (10.750% 2/15/02)
  (b) 2/15/07...............      250,000         190,625
EchoStar DBS Corp., 9.250%
  2/1/06....................    1,000,000         970,000

                                 PAR            VALUE
                             ------------   -------------
FrontierVision Holdings L.P.
  stepped coupon, (11.875%
  9/15/01) (b) 9/15/07...... $    500,000   $     433,750
NTL, Inc., stepped coupon:
  (11.000% 10/1/00) (b)
     10/1/07................      250,000         161,250
  (9.750% 4/15/04) (b)
     4/15/09................    1,250,000         948,313
  11.500% 10/1/08...........      500,000         500,000
Northland Cable Television,
  Inc., 10.250% 11/15/07....      500,000         415,000
Telewest Communication PLC,
  stepped coupon, (11.000%
  10/1/00) (b) 10/1/07
  (c).......................    1,000,000         956,250
                                            -------------
                                                6,851,438
                                            -------------
COMMUNICATIONS--2.8%
Call-Net Enterprises, Inc.,
  stepped coupon, (10.800%
  5/15/04) (b) 5/15/09......      500,000         190,000
CapRock Communications
  Corp., 11.500% 5/1/09.....      750,000         675,000
Centennial Cellular Corp.,
  10.750% 12/15/08..........      375,000         375,000
Exodus Communications, Inc.:
  10.750% 12/15/09 (a)......      560,000         540,400
  11.625% 7/15/10...........       95,000          95,475
Orb Communications Global
  L.P., 14.000% 8/15/04.....       65,000          50,700
Spectrasite Holdings, Inc.,
  stepped coupon,
  (11.250% 4/15/04) (b)
     04/15/09...............    1,430,000         829,400
  10.750% 3/15/10...........      100,000          99,500
Time Warner Telecom L.L.C.,
  9.750% 7/15/08............      300,000         291,000
United Pan-Europe
  Communications N.V.,
  11.500% 2/1/10............      450,000         400,500
Verio, Inc., 11.250%
  12/1/08...................      750,000         832,500
                                            -------------
                                                4,379,475
                                            -------------
ELECTRIC SERVICES--0.5%
The AES Corp., 9.500%
  6/1/09....................      780,000         764,400
                                            -------------
MOTOR FREIGHT & WAREHOUSING--0.2%
MTL, Inc., 10.000%
  6/15/06...................      500,000         375,000
                                            -------------
TELECOMMUNICATIONS--9.2%
Adelphia Business Solutions,
  stepped coupon, (13.000%
  4/15/01) (b) 4/15/03......      350,000         325,500
AirGate PCS, Inc., stepped
  coupon, (13.500% 10/1/04)
  (b) 10/1/09...............      500,000         295,000

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                 PAR            VALUE
                             ------------   -------------
Carrier1 International SA,
  13.250% 2/15/09........... $    500,000   $     492,500
Clearnet Communications,
  Inc., stepped coupon,
  (14.750% 12/15/00) (b)
  12/15/05..................      500,000         515,000
Covad Communications Group,
  Inc., 12.000% 2/15/10.....      150,000         126,000
Crown Castle International
  Corp., stepped coupon,
  (10.375% 5/15/04) (b)
  5/15/11...................      605,000         369,050
Flag Telecom Holdings Ltd.:
  11.625% 3/30/10...........      115,000         110,400
  11.630% 3/30/10 EU........      335,000         307,048
Global Crossing Holding
  Ltd., 9.125% 11/15/06
  (a).......................      580,000         558,250
Jazztel PLC, 13.250%
  12/15/09 (d)..............      250,000         221,979
KMC Telecom Holdings, Inc.,
  13.500% 5/15/09 (a).......      750,000         660,000
Level 3 Communications,
  Inc.:
  9.125% 5/1/08.............      410,000         367,975
  11.000% 3/15/08...........      200,000         198,000
McLeodUSA, Inc., stepped
  coupon, (10.500% 3/1/02)
  (b) 3/1/07................      500,000         412,500
Metrocall, Inc., 10.375%
  10/1/07...................      365,000         253,675
Microcell
  Telecommunications, Inc.,
  stepped coupon, (14.000%
  12/1/01) (b) 6/1/06.......      500,000         463,750
Nextlink Communications,
  Inc.:
  10.750% 11/15/08..........      500,000         493,750
  10.750% 6/1/09............    1,000,000         987,500
Nextel Communications, Inc.:
  stepped coupon,
  (9.750% 10/31/02) (b)
     10/31/07...............    1,000,000         745,000
  9.375% 11/15/09 (a).......    1,000,000         960,000
Nextel International, Inc.,
  stepped coupon, (12.125%
  4/15/03) (b) 4/15/08......      250,000         162,933
Ono Finance PLC:
  13.000% 5/1/09 (a)........      500,000         490,000
  14.000% 7/15/10...........      450,000         429,638
RCN Corp., stepped coupon,
  (11.125% 10/15/02) (b)
  10/15/07..................      500,000         305,000

                                 PAR            VALUE
                             ------------   -------------
Sprint Spectrum L.P.,
  stepped coupon, (12.500%
  8/15/01) (b) 8/15/06...... $    850,000   $     811,750
TeleCorp PCS, Inc., stepped
  coupon, (11.625% 4/15/04)
  (b) 4/15/09...............    1,500,000         986,250
UbiquiTel Operating Co.,
  stepped coupon, (14.000%
  4/15/05) (b) 4/15/10......      225,000         129,375
Viatel, Inc., 11.500%
  3/15/09...................      500,000         380,000
Williams Communications
  Group, Inc., 10.875%
  10/1/09...................      950,000         926,250
Winstar Communications Unit,
  12.750% 4/15/10...........       50,000          48,250
Winstar Equipment Corp.,
  12.500% 4/15/08...........      560,000         546,000
Worldwide Fiber, Inc.,
  12.000% 8/1/09 (a)........      250,000         237,500
                                            -------------
                                               14,315,823
                                            -------------
WATER TRANSPORTATION--0.2%
Azurix Corp., 10.750%
  2/15/10...................      365,000         350,400
                                            -------------
WHOLESALE TRADE--0.2%
DURABLE GOODS
Holmes Products Corp.,
  9.875% 11/15/07...........      500,000         350,000
                                            -------------
TOTAL CORPORATE FIXED INCOME BONDS & NOTES
  (cost of $72,672,181)..................      64,309,978
                                            -------------
FOREIGN GOVERNMENT & AGENCY OBLIGATIONS--24.6%
Government of Mexico,
  11.375% 9/15/16 (e)....... $  1,322,000   $   1,509,724
Hellenic Republic:
  8.600% 3/26/08 GD.........  460,500,000       1,494,735
  8.800% 6/19/07 GD.........  145,000,000         471,354
  8.900% 3/21/04 GD.........  530,000,000       1,634,833
Norwegian Government Bonds:
  6.750% 1/15/07 NK.........    7,690,000         914,743
  9.500% 10/31/02 NK........   23,025,000       2,818,035
Poland Non-US GLB
  Bearer PDI,
  8.500% 10/12/04 PZ........    7,690,000       1,406,739
Republic of Argentina:
  11.250% 4/10/06 (f) DM....    1,375,000         698,140
  11.375% 1/30/17 (d).......    1,840,000       1,646,800

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                 PAR            VALUE
                             ------------   -------------
Republic of Brazil:
  10.125% 5/15/27 (g)....... $  2,641,000   $   2,073,185
  12.000% 11/17/06..........      370,000         383,284
  12.750% 1/15/20 (g).......    1,425,000       1,362,656
  14.500% 10/15/09 (g)......    1,505,000       1,610,350
Republic of Bulgaria, 6.500%
  7/28/11 (h)...............    2,000,000       1,582,500
Republic of Columbia,
  11.750% 2/25/20 (i).......    1,265,000       1,034,903
Republic of South Africa:
  9.125% 5/19/09 (j)........      500,000         495,600
  12.000% 2/28/05...........    4,345,000         605,695
  13.000% 8/31/10...........    2,155,000         297,470
Republic of Turkey:
  11.875% 11/5/04 (k).......    1,060,000       1,098,425
  12.375% 6/15/09 (k).......    1,535,000       1,627,868
Republic of Venezuela,
  9.250% 9/15/27 (l)........    1,345,000         885,683
Russian Federation:
  9.000% 3/25/04............      670,000         292,755
  11.000% 7/24/18 (m).......    4,384,000       3,277,040
Swedish Government Bonds,
  10.250% 5/5/03 SK.........    9,200,000       1,181,998
Treasury Corp. of Victoria,
  10.250% 11/15/06 A$.......    1,860,000       1,324,698
United Kingdom Treasury,
  10.000% 9/8/03 KB.........    1,418,000       2,400,894
United Mexican States:
  8.625% 3/12/08 (n)........    2,143,000       2,062,638
  10.375% 1/29/03 DM........    1,850,000         968,669
Western Australia Treasury
  Corp., 12.000% 8/1/01
  A$........................    1,660,000       1,050,029
                                            -------------
TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
  (cost of $39,290,726)..................      38,211,443
                                            -------------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS--27.9%
Federal Home Loan Bank
  6.468% 9/7/00.............      750,000   $     750,000
Federal Home Loan Mortgage
  Corp. 8.000% 10/1/26......    1,009,982       1,015,658
Government National Mortgage
  Association 8.000%
  4/15/17...................      779,715         799,021
Student Loan Mortgage
  Association 6.248%
  11/16/00..................    1,600,000       1,600,000

                                 PAR            VALUE
                             ------------   -------------
U.S. Treasury Bonds:
   12.000% 8/15/13.......... $  7,528,000   $  10,162,800
  11.625% 11/15/04..........    8,119,000       9,742,800
    8.750% 5/15/17..........    6,011,000       7,571,035
U.S. Treasury Notes:
  11.875% 11/15/03..........    8,694,000      10,114,947
   6.500% 10/15/06..........    1,500,000       1,518,045
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (cost of $45,526,752)..................      43,274,306
                                            -------------
COLLATERALIZED MORTGAGE--0.2%
AIR TRANSPORTATION
United Airlines, Inc., (cost
  of $258,257) 9.200%
  3/22/08...................      236,990         248,055
                                            -------------
TOTAL BONDS & NOTES
  (cost of $157,747,916).................     146,043,782
                                            -------------
                                SHARES
                             ------------
PREFERRED STOCKS--1.5%
TRANSPORTATION, COMMUNICATION, ELECTRIC,
  GAS & SANITARY SERVICES--1.5%
BROADCASTING--0.5%
Granite Broadcasting Corp.
  12.75% PIK................          245         217,749
PriMedia Inc.: 9.20% PIK ...        5,000         455,000
  10.000%...................          480          46,320
                                            -------------
                                                  719,069
                                            -------------
CABLE--0.9%
CSC Holdings Limited:
  11.125% PIK...............        8,029         851,120
  11.75% PIK................        4,671         502,104
                                            -------------
                                                1,353,224
                                            -------------
COMMUNICATIONS--0.1%
Dobson Communication Corp.
  12.25% PIK................          170         177,188
                                            -------------
TOTAL PREFERRED STOCKS
  (cost of $2,292,055)...................       2,249,481
                                            -------------
COMMON STOCKS--0.2% (O)
SERVICES--0.0%
HEALTH SERVICES
  AirGate PCS, Inc..........          752          39,515
                                            -------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                SHARES          VALUE
                             ------------   -------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES--0.2%
TELECOMMUNICATION
Carrier 1 International.....          235   $      77,550
Price Communications
  Corp......................       11,833         278,803
                                            -------------
                                                  356,353
                                            -------------
TOTAL COMMON STOCKS
  (cost of $178,193).....................         395,868
                                            -------------
WARRANTS--0.1% (O)
MANUFACTURING--0.0%
PRINTING & PUBLISHING
  Cable Satisfaction........          200             200
                                            -------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES--0.1%
TELECOMMUNICATIONS
  Ono Finance PLC...........          500          75,000
                                            -------------
TOTAL WARRANTS
  (cost of $50,827)......................          75,200
                                            -------------
TOTAL INVESTMENTS--95.8%
  (cost of $160,268,991) (p).............     148,764,331
                                            -------------
                                 PAR
                             ------------
SHORT-TERM OBLIGATIONS--2.5%
Repurchase agreement with
  SBC Warburg Ltd., dated
  06/30/00, due 7/03/00 at
  6.60%, collateralized by
  U.S. Treasury notes with
  various maturities to
  2026, market value
  $4,035,976 (repurchase
  proceeds $3,955,174)...... $  3,953,000       3,953,000
                                            -------------
FORWARD CURRENCY CONTRACTS--(0.0)%.......        (124,806)
                                            -------------
OTHER ASSETS & LIABILITIES, NET--1.7%....       2,702,438
                                            -------------
NET ASSETS--100%.........................   $ 155,294,963
                                            -------------

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the value of these securities amounted to $6,245,144 or 4.0% of net assets.
(b) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(c) This is a British security. Par amount is stated in U.S. dollars.
(d) This is an Argentinean security. Par amount is stated in U.S. dollars.
(e) This is a Mexican security. Par amount is stated in U.S. dollars.
(f) This is an Argentinean security. Par amount is stated in German Deutcschemarks.
(g) This is a Brazilian security. Par amount is stated in U.S. dollars.
(h) This is a Bulgarian security. Par amount is stated in U.S. dollars.
(i)  This is a Columbian security. Par amount is stated in U.S. dollars.
(j)  This is a South African security. Par amount is stated in U.S. dollars.
(k) This is a Turkish security. Par amount is stated in U.S. dollars.
(l)  This is a Venezuelan security. Par amount is stated in U.S. dollars.
(m) This is a Russian security. Par amount is stated in U.S. dollars.
(n) This is a Mexican security. Par amount is stated in German Deutschmarks.
(o) Non-income producing security.
(p) Cost for federal income tax purposes is the same.
(q) As of June 30, 2000, the Fund had entered into the following forward currency exchange contracts:

                                                  NET UNREALIZED
                       IN                          APPRECIATION
   CONTRACTS        EXCHANGE       SETTLEMENT     (DEPRECIATION)
  TO DELIVER          FOR             DATE           (U.S.$)
---------------   ------------   --------------   --------------
EU    3,457,500   US$3,505,415   08/08-09/26/00     $(133,077)
KB    2,279,000   US$3,460,554   08/08/00              19,276
NK   16,875,000   US$1,966,798   07/26/00             (24,408)
SK    9,400,000   US$1,076,691   09/29/00               8,509
                                                    ---------
                                                    $(129,700)
                                                    ---------

                                            NET UNREALIZED
                      IN                     APPRECIATION
   CONTRACTS       EXCHANGE    SETTLEMENT   (DEPRECIATION)
  TO RECEIVE         FOR          DATE          (US$)
---------------   ----------   ----------   --------------
KB      113,000   US$171,585   08/08/2000       $4,894

ACRONYM         NAME
-------         ----
  PIK    Payment-In-Kind
  SK     Swedish Krona
  NZ     New Zealand Dollars
  KB     British Pounds
  A$     Australian dollars
  DM     Deutschemarks
  GD     Greek Drachmas
  PZ     Polish Zloty

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                        SUMMARY OF SECURITIES BY COUNTRY

SUMMARY OF SECURITIES
BY COUNTRY             COUNTRY      VALUE       % OF TOTAL
---------------------  -------   ------------   ----------
United States            US      $110,552,888      74.3
Brazil                   Bz         5,429,475       3.7
Mexico                   Mx         4,541,031       3.1
Norway                   No         3,732,778       2.5
Greece                   Gr         3,600,922       2.4
Russia                   Ru         3,569,795       2.4
Turkey                   Tu         2,726,293       1.8
United Kingdom           UK         2,400,894       1.6
Australia                Au         2,374,727       1.6
Argentina                Ar         2,344,940       1.6
Bulgaria                 Bu         1,582,500       1.1
Poland                   Po         1,406,739       0.9
South Africa             Sa         1,398,765       0.9
Sweden                   Sw         1,181,998       0.8
Columbia                 Co         1,034,903       0.7
Venezuela                Ve           885,683       0.6
                                 ------------     -----
                                 $148,764,331     100.0
                                 ------------     -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                       See Notes of Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost
  $160,268,991).............................................    $148,764,331
Short-term obligations......................................       3,953,000
Cash (including foreign currencies).........................         411,677
Interest and tax reclaims receivable........................       3,483,251
Receivable for investments sold.............................         685,566
Unrealized appreciation on forward currency exchange
  contracts.................................................           4,894
Receivable for fund shares sold.............................           1,117
Other.......................................................          28,704
                                                                ------------
    TOTAL ASSETS............................................     157,332,540
                                                                ------------
LIABILITIES:
Payable for investments purchased...........................       1,391,019
Payable for fund shares repurchased.........................         381,101
Unrealized depreciation on forward currency exchange
  contracts.................................................         129,700
Accrued:
  Management fee............................................          84,833
  Bookkeeping fee...........................................           4,490
  Transfer agent fee........................................             546
  Distribution fee--Class B.................................               1
Other.......................................................          45,887
                                                                ------------
    TOTAL LIABILITIES.......................................       2,037,577
                                                                ------------
NET ASSETS..................................................    $155,294,963
                                                                ------------
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $165,622,320
  Accumulated undistributed net investment income...........       7,367,160
  Accumulated net realized losses on investments and foreign
    currency transactions...................................      (6,033,421)
  Net unrealized depreciation on investments and foreign
    currency transactions...................................     (11,661,096)
                                                                ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $155,294,963
                                                                ------------
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $155,257,095
                                                                ------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........      14,870,093
                                                                ------------
NET ASSET VALUE PER SHARE--CLASS A..........................          $10.44
                                                                      ------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For Six Months Ended June 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $   77,178
Interest....................................................     8,029,132
                                                                ----------
    Total investment income (net of nonrebatable foreign
      taxes withheld at source which amounted to $27,506)...     8,106,310
                                                                ----------
EXPENSES:
  Management fee............................................       533,146
  Bookkeeping fee...........................................        33,892
  Distribution fee--Class B.................................           (a)
  Transfer agent fee........................................         3,822
  Audit fee.................................................        11,650
  Printing expense..........................................         2,878
  Trustees' expense.........................................         6,604
  Legal fee.................................................           738
  Custodian fee.............................................        12,046
  Miscellaneous expense.....................................         4,305
                                                                ----------
    Total expenses..........................................       609,081
                                                                ----------
Net investment income.......................................     7,497,229
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized losses on investments........................    (4,436,397)
  Net realized gains on foreign currency transactions.......       363,393
  Net change in unrealized appreciation/depreciation on
    investments and foreign currency transactions...........    (3,466,626)
                                                                ----------
Net decrease in net assets resulting from operations........    $  (42,401)
                                                                ----------

(a) Rounds to less than one.

                       See Notes of Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)
                                                                 SIX MONTHS         YEAR
                                                                   ENDED           ENDED
                                                                  JUNE 30,      DECEMBER 31,
                                                                    2000            1999
                                                                ------------    ------------
OPERATIONS:
  Net investment income.....................................    $  7,497,229    $ 12,827,684
  Net realized losses on investments........................      (4,436,397)     (1,977,990)
  Net realized gains on foreign currency transactions.......         363,393          59,109
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency transactions..........      (3,466,626)     (8,255,332)
                                                                ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................         (42,401)      2,653,471
                                                                ------------    ------------
DISTRIBUTIONS DECLARED FROM:
  Net investment income.....................................              --     (12,580,994)
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................       8,003,199      68,528,972
  Cost of fund shares repurchased--Class A..................     (23,405,154)    (19,466,196)
  Distributions reinvested--Class A.........................              --      12,580,994
                                                                ------------    ------------
                                                                 (15,401,955)     61,643,770
  Proceeds from fund shares sold--Class B...................          37,777              --
                                                                ------------    ------------
Net increase (decrease) in net assets resulting from fund
  share transactions........................................     (15,364,178)     61,643,770
                                                                ------------    ------------
Total increase (decrease) in net assets.....................     (15,406,579)     51,716,247
NET ASSETS:
  Beginning of period.......................................     170,701,542     118,985,295
                                                                ------------    ------------
  End of period.............................................    $155,294,963    $170,701,542
                                                                ------------    ------------
Undistributed (overdistributed) net investment income
  included in ending net assets.............................    $  7,637,160    $   (130,069)
                                                                ------------    ------------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................         768,852       6,168,168
  Shares repurchased--Class A...............................      (2,248,661)     (1,753,858)
  Distributions reinvested--Class A.........................              --       1,201,623
                                                                ------------    ------------
                                                                  (1,479,809)      5,615,933
                                                                ------------    ------------
  Shares sold--Class B......................................           3,629              --
                                                                ------------    ------------

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Colonial Strategic Income Fund, Variable Series (the Fund), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek a high level of current income, as is consistent with prudent risk and maximizing total return. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. ("the Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2000 Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Foreign currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest or dividend payment is recorded as income and as the cost basis of such securities.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

  OTHER--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly sub-advisory fee equal to 0.65% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.45% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000 the Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a distribution fee totaling 0.25% on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the Fund's average net assets. Effective May 30, 2000, the expense limit was changed from 0.80% to the current rate.

For the six months ended June 30, 2000 the Fund's operating expenses, as defined above, did not exceed the 1.00% expense limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the period ended June 30, 2000, purchases and sales of investments, other than short term obligations, were $37,616,338 and $42,446,172, respectively.

Unrealized appreciation (depreciation) at June 30, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation    $  2,514,937
Gross unrealized depreciation     (14,019,599)
                                 ------------
  Net unrealized depreciation    $(11,504,662)
                                 ------------

  CAPITAL LOSS CARRYFORWARDS--At December 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

 YEAR OF     CAPITAL LOSS
EXPIRATION   CARRYFORWARD
----------   ------------
   2006        $102,000
   2007         845,000
               --------
               $947,000
               --------

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)
                                                                SIX MONTHS
                                                                   ENDED
                                                                 JUNE 30,
                                                                   2000
                                                                -----------
                                                                  CLASS A
                                                                -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................     $  10.44
                                                                 --------
Net investment income (a)...................................         0.47
Net realized and unrealized losses on investments and
  foreign currency transactions.............................        (0.47)
                                                                 --------
Total from investment operations............................        (0.00)
                                                                 --------
Net asset value, end of period..............................     $  10.44
                                                                 --------
TOTAL RETURN:
Total investment return (b).................................         0.00%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...........................     $155,257
Ratio of expenses to average net assets (c).................         0.74%*
Ratio of net investment income to average net assets (c)....         9.12%*
Portfolio turnover ratio....................................           24%**

  * Annualized.

 ** Not annualized.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                   YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------------------
                                                  1999          1998         1997         1996         1995
                                                --------      --------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........    $  11.08      $  11.15      $ 11.04      $ 10.99      $  9.79
                                                --------      --------      -------      -------      -------
Net investment income (a)...................        0.95          0.91         0.90         0.92         0.55
Net realized and unrealized gains (losses)
  on investments and foreign currency
  transactions..............................       (0.75)        (0.24)        0.11         0.16         1.24
                                                --------      --------      -------      -------      -------
Total from investment operations............        0.20          0.67         1.01         1.08         1.79
                                                --------      --------      -------      -------      -------
Less distributions:
  Dividends from net investment income......       (0.84)        (0.72)       (0.79)       (0.96)       (0.56)
  In excess of net investment income........          --         (0.02)       (0.05)          --           --
  Distributions from net realized gains.....          --            --        (0.05)       (0.07)       (0.03)
  In excess of net realized gains...........          --            --        (0.01)          --           --
                                                --------      --------      -------      -------      -------
Total distributions.........................       (0.84)        (0.74)       (0.90)       (1.03)       (0.59)
                                                --------      --------      -------      -------      -------
Net asset value, end of year................    $  10.44      $  11.08      $ 11.15      $ 11.04      $ 10.99
                                                --------      --------      -------      -------      -------
TOTAL RETURN:
Total investment return (b).................        1.78%         6.03%        9.11%(c)     9.83%(c)    18.30%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).............    $170,702      $118,985      $73,175      $53,393      $48,334
Ratio of expenses to average net assets
  (e).......................................        0.75%         0.78%        0.80%(d)     0.80%(d)     0.84%(d)
Ratio of net investment income to average
  net assets (e)............................        8.57%         7.92%        7.86%(c)     8.13%(c)     8.08%(c)
Portfolio turnover ratio....................          35%           50%          94%         114%         281%

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Computed giving effect to Manager's expense limitation undertaking.

 (d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 0.82%, 0.86% and 0.94%, respectively.

 (e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust: Colonial U.S. Growth and Income Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

  Colonial U.S. Growth & Income Fund, Variable Series, seeks long-term growth and income.

FUND PERFORMANCE AS OF JUNE 30, 2000

Inception date..............................  7/5/94
Assuming reinvestment of all distributions
six-month total return for Class A shares...   (1.56)%
Net asset value per share on 6/30/00........  $19.54
Net asset value per share on 12/31/99.......  $19.85

PORTFOLIO MANAGER'S DISCUSSION

  Effective August 1, 2000, Harvey Hirshhorn and Scott Schermerhorn became co-managers of the Fund, replacing Mark Stoeckle. Mr. Hirshhorn and Mr. Schermerhorn are senior vice presidents of Colonial Management Associates, Inc., the Advisor.

WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE PAST SIX MONTHS?

  U.S. equity markets struggled during the period. The markets were extremely volatile, with technology stocks, the leaders of recent bull markets, taking the most significant hits. One trend that didn't change is that growth stocks continued to outpace value-oriented stocks. However, the performance gap between growth and value narrowed in the first six months of 2000.

WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

  In the face of a very volatile market, we maintained our disciplined approach. The Fund continues to own a broadly diversified group of stocks, representing every sector in the Standard & Poor's 500 stock index. With a focus on strategic stock selection, the Fund owns more than 150 of the most attractively-priced large-cap issues in the index. We particularly benefited from a slightly overweight position in energy and semiconductor stocks, which performed well in the six-month period.

WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?

  After a difficult six months for stocks, we anticipate that the environment could improve at least slightly for the rest of the year. The Federal Reserve, which has aggressively raised interest rates in an effort to slow economic growth, appears to be close to finished in those efforts. If the result is an environment of steady growth with low inflation, investors may be more encouraged. Still, given the relatively high price-to-earnings ratios for many stocks, an element of risk continues to hang over the market. In this kind of environment, the Fund's highly-diversified investment approach should be well positioned to weather ongoing volatility.

An investment in the Fund offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by stock market fluctuations that occur in response to economic and business developments. Changes in interest rates, changes in the financial strength of issuers of lower rated bonds, foreign, political and economic developments also may affect Fund performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 2000, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund, indices are not available for direct investment.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED)
Liberty Variable Investment Trust: Colonial U.S. Growth and Income Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                               ------------   ------------
COMMON STOCKS--92.7%
AGRICULTURE, FORESTRY & FISHING--0.3%
FORESTRY
Canadian National Railway
  Co. ........................    22,800      $    665,475
                                              ------------
FINANCE, INSURANCE & REAL ESTATE--19.1%
DEPOSITORY INSTITUTIONS--5.8%
BankAmerica Corp. ............    39,600         1,702,800
Chase Manhattan Corp. ........    31,900         1,469,394
City National Corp. ..........    20,400           724,200
FleetBoston Financial
  Corp. ......................    59,700         2,029,800
Golden State Bancorp, Inc. ...    29,300           527,400
Golden West Financial
  Corp. ......................    15,200           620,350
J.P. Morgan & Co., Inc. ......     9,400         1,035,175
MBNA Corp. ...................    36,000           976,500
PNC Bank Corp. ...............    18,000           843,750
Pacific Century Financial
  Corp. ......................    22,600           330,525
Sovereign Bancorp, Inc. ......    86,500           608,203
UnionBanCal Corp. ............    26,500           491,906
Wells Fargo & Co. ............     9,900           383,625
                                              ------------
                                                11,743,628
                                              ------------
FINANCIAL SERVICES--0.7%
AXA Financial Inc. ...........    10,300           350,200
Cincinnati Financial Corp. ...    32,200         1,012,287
                                              ------------
                                                 1,362,487
                                              ------------
INSURANCE CARRIERS--8.0%
Ace, Ltd......................    14,000           392,000
Ambac Financial Group,
  Inc. .......................     6,900           378,206
American International Group,
  Inc. .......................    22,600         2,655,500
Citigroup, Inc. ..............    89,350         5,383,337
HCA-The Healthcare Corp. .....    59,200         1,798,200
Loews Corp. ..................     7,200           432,000
MGIC Investment Corp. ........    21,000           955,500
Nationwide Financial Services,
  Inc., Class A...............    39,100         1,285,413
Premark International Inc.....    22,400         1,064,000
United Healthcare Corp. ......    21,700         1,860,775
                                              ------------
                                                16,204,931
                                              ------------
NONDEPOSITORY CREDIT INSTITUTIONS--2.5%
American Express Co. .........    24,600         1,282,275
Capital One Financial
  Corp. ......................    12,300           548,887
Fannie Mae....................    28,000         1,461,250
Freddie Mac...................    18,500           749,250
Household International,
  Inc. .......................    14,300           594,344
Providian Financial Corp. ....     5,200           468,000
                                              ------------
                                                 5,104,006
                                              ------------

                                  SHARES         VALUE
                               ------------   ------------
SECURITY BROKERS & DEALERS--2.1%
Bear Stearns Cos, Inc. .......     5,115      $    212,912
Lehman Brothers Holdings,
  Inc. .......................    17,300         1,635,931
Morgan Stanley Dean Witter &
  Co. ........................    28,400         2,364,300
                                              ------------
                                                 4,213,143
                                              ------------
MANUFACTURING--47.3%
CHEMICALS & ALLIED PRODUCTS--8.2%
Amgen, Inc. ..................    13,800           969,450
Bristol-Myers Squibb Co. .....    28,400         1,654,300
Dow Chemical Co. .............    60,000         1,811,250
E.I. DuPont De Nemours &
  Co. ........................    10,300           450,625
Eli Lilly & Co. ..............    19,600         1,957,550
FMC Corp. ....................     7,400           429,200
Johnson & Johnson.............    12,000         1,222,500
Merck & Co., Inc. ............    26,700         2,045,888
Mylan Laboratories, Inc. .....    36,900           673,425
Pfizer, Inc. .................    66,625         3,198,000
Procter & Gamble Co. .........    26,900         1,540,025
Schering-Plough Corp. ........    14,800           747,400
                                              ------------
                                                16,699,613
                                              ------------
COMMUNICATIONS EQUIPMENT--1.5%
ADC Telecommunications,
  Inc. .......................    13,900         1,165,862
Comverse Technology, Inc. ....     5,500           511,500
Lucent Technologies, Inc. ....     7,300           432,525
Nokia Oyj ADR.................    19,200           958,800
                                              ------------
                                                 3,068,687
                                              ------------
ELECTRICAL INDUSTRIAL EQUIPMENT--2.9%
General Electric Co. .........   109,600         5,808,800
                                              ------------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.5%
Applied Micro Circuits
  Corp. ......................     2,000           197,500
Atmel Corp. ..................    20,000           737,500
                                              ------------
                                                   935,000
                                              ------------
ELECTRONIC COMPONENTS--4.4%
Analog Devices, Inc. .........    14,200         1,079,200
Intel Corp. ..................    39,800         5,320,762
LSI Logic Corp. ..............     9,100           492,538
Microchip Technology, Inc. ...    19,800         1,153,659
Texas Instruments, Inc. ......    13,400           920,413
                                              ------------
                                                 8,966,572
                                              ------------
FOOD & KINDRED PRODUCTS--5.4%
Anheuser Busch Cos., Inc. ....    27,800         2,076,312
Bestfoods.....................    32,600         2,257,550
Coca Cola Co. ................     3,400           195,288
PepsiCo, Inc. ................    45,000         1,999,688
Philip Morris Companies,
  Inc. .......................    48,000         1,275,000
Quaker Oats Co. ..............    20,700         1,555,088
The Pepsi Bottling Group,
  Inc. .......................    55,600         1,622,825
                                              ------------
                                                10,981,751
                                              ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial U.S. Growth and Income Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                               ------------   ------------
FURNITURE & FIXTURES--0.4%
Johnson Controls, Inc. .......    13,900      $    713,244
                                              ------------
HOUSEHOLD APPLIANCES--0.3%
Whirlpool Corp. ..............    14,600           680,725
                                              ------------
LUMBER & WOOD PRODUCTS--0.2%
Weyerhaeuser Co. .............     8,700           374,100
                                              ------------
MACHINERY & COMPUTER EQUIPMENT--7.2%
Apple Computer, Inc. .........     8,400           439,950
Applied Materials, Inc. (a)...    22,100         2,002,812
Brunswick Corp. ..............    38,900           644,281
Cisco Systems, Inc. (a).......    78,100         4,964,231
EMC Corp. (a).................    18,600         1,431,038
Gateway, Inc. (a).............     8,700           493,725
Hewlett-Packard Co. ..........    15,400         1,923,075
International Business
  Machines Corp. .............    22,400         2,454,200
International Game
  Technology..................    10,500           278,250
                                              ------------
                                                14,631,562
                                              ------------
MEASURING & ANALYZING INSTRUMENTS--1.8%
Agilent Technologies, Inc. ...     5,000           368,750
Bausch & Lomb, Inc. ..........    21,400         1,655,825
Beckman Coulter, Inc. ........     5,000           291,875
Honeywell International,
  Inc. .......................    13,225           445,517
Teradyne, Inc. ...............    10,700           786,450
                                              ------------
                                                 3,548,417
                                              ------------
PAPER PRODUCTS--1.4%
International Paper Co. ......    30,900           921,206
Kimberly Clark Corp. .........    11,300           648,338
Temple-Inland, Inc. ..........     4,200           176,400
Westvaco Corp. ...............    46,000         1,141,375
                                              ------------
                                                 2,887,319
                                              ------------
PETROLEUM REFINING--5.6%
BP Amoco PLC ADR..............    25,700         1,453,656
Chevron Corp. ................    20,400         1,730,175
Exxon Mobil Corp. ............    62,535         4,908,997
Lyondell Petrochemical Co. ...    36,200           606,350
Royal Dutch Petroleum Co. ....    43,500         2,677,969
                                              ------------
                                                11,377,147
                                              ------------
PRIMARY METAL--0.3%
Alcoa, Inc. ..................    19,100           553,900
                                              ------------
RUBBER & PLASTIC--0.9%
Grant Prideco, Inc. ..........    28,200           705,000
Weatherford International,
  Inc. .......................    28,200         1,122,713
                                              ------------
                                                 1,827,713
                                              ------------

                                  SHARES         VALUE
                               ------------   ------------
STONE, CLAY, GLASS & CONCRETE--1.6%
Corning, Inc. ................     3,600      $    971,550
Minnesota Mining &
  Manufacturing Co. ..........    22,300         1,839,750
USG Corp. ....................    10,800           328,050
                                              ------------
                                                 3,139,350
                                              ------------
TRANSPORTATION EQUIPMENT--4.7%
Boeing Co. ...................    57,000         2,383,312
Delphi Automotive Systems
  Corp. ......................    43,400           632,013
Ford Motor Co. ...............    45,600         1,960,800
Lockheed Martin Corp. ........    72,300         1,793,944
PACCAR, Inc. .................    23,500           932,656
United Technologies Corp. ....    29,200         1,719,150
Visteon Corp. ................     5,969            69,113
                                              ------------
                                                 9,490,988
                                              ------------
MINING & ENERGY--3.5%
CRUDE PETROLEUM & NATURAL GAS--0.2%
Burlington Resources, Inc. ...    13,000           497,250
                                              ------------
OIL & GAS EXTRACTION--1.2%
Falcon Drilling Co., Inc. ....    89,300         2,104,131
Transocean Sedco Forex,
  Inc. .......................     5,375           287,227
                                              ------------
                                                 2,391,358
                                              ------------
OIL & GAS FIELD SERVICES--2.1%
Coflexip SA ADR...............     4,030           243,815
Diamond Offshore Drilling,
  Inc. .......................    33,500         1,176,688
Petroleum Geo-Services ADR
  (a).........................    40,900           697,856
Schlumberger Ltd..............    27,700         2,067,113
                                              ------------
                                                 4,185,472
                                              ------------
RETAIL TRADE--3.6%
APPAREL & ACCESSORY STORES--0.1%
Abercrombie & Fitch Co. (a)...    21,500           262,031
                                              ------------
BUILDING, HARDWARE & GARDEN SUPPLY--0.3%
Home Depot, Inc. .............    11,850           591,759
                                              ------------
GENERAL MERCHANDISE STORES--1.0%
Target Corp. .................    10,500           609,000
Wal-Mart Stores, Inc. ........    25,800         1,486,725
                                              ------------
                                                 2,095,725
                                              ------------
HOME FURNISHINGS & EQUIPMENT--1.4%
Best Buy Co., Inc. (a)........    22,000         1,391,500
Circuit City Stores, Inc. ....    17,200           570,825
RadioShack Corp. .............    16,000           758,000
                                              ------------
                                                 2,720,325
                                              ------------
MISCELLANEOUS RETAIL--0.5%
CVS Corp. ....................    27,200         1,088,000
                                              ------------
RESTAURANTS--0.3%
Darden Restaurants, Inc. .....    35,300           573,625
                                              ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial U.S. Growth and Income Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                               ------------   ------------
SERVICES--7.5%
AMUSEMENT & RECREATION--0.2%
Harrah's Entertainment, Inc.
  (a).........................    15,100      $    316,156
                                              ------------
BUSINESS SERVICES--1.3%
Manpower, Inc. ...............    22,000           704,000
Sun Microsystems, Inc. .......    21,200         1,927,875
                                              ------------
                                                 2,631,875
                                              ------------
COMPUTER RELATED SERVICES--1.6%
America Online, Inc. .........    19,300         1,018,075
Automatic Data Processing,
  Inc. .......................    18,100           969,481
First Data Corp. .............    22,200         1,101,675
Network Appliance, Inc. ......     2,600           209,300
                                              ------------
                                                 3,298,531
                                              ------------
COMPUTER SOFTWARE--3.2%
Adobe Systems, Inc. ..........    12,600         1,638,000
Check Point Software
  Technologies Ltd............     1,000           211,750
Microsoft Corp. (a)...........    27,100         2,168,000
Oracle Corp.,.................    25,300         2,126,781
USA Networks, Inc. ...........    17,400           376,275
                                              ------------
                                                 6,520,806
                                              ------------
ENGINEERING, ACCOUNTING, RESEARCH &
  MANAGEMENT--0.5%
Dun & Bradstreet Corp. .......    36,800         1,053,400
                                              ------------
MOTION PICTURES--0.7%
The Walt Disney Co. ..........    26,600         1,032,412
Time Warner, Inc. ............     2,800           212,800
                                              ------------
                                                 1,245,212
                                              ------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
  GAS & SANITARY SERVICES--10.8%
AIR TRANSPORTATION--0.6%
Delta Air Lines, Inc. ........    13,600           687,650
UAL, Inc. (a).................     9,600           558,600
                                              ------------
                                                 1,246,250
                                              ------------
COMMUNICATIONS--0.2%
Telephone and Data Systems,
  Inc. .......................     4,200           421,050
                                              ------------
ELECTRIC SERVICES--2.5%
Duke Energy Corp. ............    10,300           580,662
Edison International..........    40,300           826,150
Entergy Corp. ................    43,200         1,174,500
PG&E Corp. ...................    19,900           490,038

                                  SHARES         VALUE
                               ------------   ------------
TXU Corp. ....................    28,200      $    831,900
Unicom Corp. .................    27,400         1,060,038
                                              ------------
                                                 4,963,288
                                              ------------
RAILROAD--0.4%
Union Pacific Corp. ..........    23,600           877,625
                                              ------------
TELECOMMUNICATION--7.1%
AT&T Corp. ...................    59,550         1,883,269
AT&T Wireless Group...........    30,500           850,187
Bell Atlantic Corp. ..........    21,000         1,067,062
BellSouth Corp. ..............    25,200         1,074,150
Chris-Craft Industries, Inc.
  (a).........................    10,561           697,686
Comcast Corp. Class A
  Special.....................     8,000           324,000
GTE Corp. ....................    34,500         2,147,625
PMC-Sierra, Inc. .............     2,900           515,294
RF Micro Devices, Inc. .......     8,100           709,763
SBC Communications, Inc.,
  Class A.....................    70,019         3,028,322
Sprint Corp. .................    32,400         1,652,400
United States Cellular Corp.
  (a).........................     5,100           321,300
                                              ------------
                                                14,271,058
                                              ------------
WHOLESALE TRADE--0.6%
NONDURABLE GOODS
Sysco Corp....................    31,200         1,314,300
                                              ------------
TOTAL COMMON STOCKS
(cost of $167,559,823) (b).................    187,543,654
                                              ------------

                                   PAR
                               ------------
SHORT-TERM OBLIGATIONS--3.9%
Repurchase agreement with SBC
  Warburg Ltd., dated 6/30/00,
  due 7/03/00 at 6.60%,
  collateralized by U.S.
  Treasury notes with various
  maturities to 2026, market
  value $7,873,880 (repurchase
  proceeds $7,716,242)........  $7,712,000       7,712,000
                                              ------------
OTHER ASSETS & LIABILITIES, NET--3.4%......      6,888,325
                                              ------------
NET ASSETS--100.0%.........................   $202,143,979
                                              ------------

(a) Non-income producing security.
(b) Cost for federal income tax purposes is the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)
Liberty Variable Investment Trust: Colonial U.S. Growth and Income Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost
  $167,559,823).............................................    $187,543,654
Short term investments......................................       7,712,000
Receivable for investments sold.............................      13,599,021
Dividends, tax reclaims and interest receivable.............         227,074
Receivable for fund shares sold.............................          59,063
Other.......................................................           1,233
                                                                ------------
     TOTAL ASSETS...........................................     209,142,045
                                                                ------------
LIABILITIES:
Payable for investments purchased...........................       6,533,450
Payable for fund shares repurchased.........................         290,702
Accrued:
  Management fee............................................         135,758
  Bookkeeping fee...........................................           5,597
  Transfer agent fee........................................             468
Other.......................................................          32,091
                                                                ------------
     TOTAL LIABILITIES......................................       6,998,066
                                                                ------------
NET ASSETS..................................................    $202,143,979
                                                                ------------
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $159,501,067
  Undistributed net investment income.......................         927,748
  Accumulated net realized gains on investments.............      21,731,333
  Net unrealized appreciation on investments................      19,983,831
                                                                ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $202,143,979
                                                                ------------
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $202,126,612
                                                                ------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........      10,346,009
                                                                ------------
NET ASSET VALUE PER SHARE--CLASS A..........................          $19.54
                                                                ------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended June 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $  1,242,643
Interest....................................................         546,007
                                                                ------------
     Total investment income................................       1,788,650
                                                                ------------
EXPENSES:
  Management fee............................................         814,900
  Bookkeeping fee...........................................          41,032
  Distribution fee--Class B.................................               1
  Transfer agent fee........................................           3,744
  Audit fee.................................................          11,830
  Printing expense..........................................           3,094
  Trustees' expense.........................................           7,280
  Custodian fee.............................................           3,094
  Legal fee.................................................           1,092
  Other.....................................................           3,094
                                                                ------------
     Total expenses.........................................         889,161
                                                                ------------
Net investment income.......................................         899,489
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on investments.........................      14,433,424
  Net change in net unrealized appreciation/depreciation on
     investments............................................     (18,533,956)
                                                                ------------
Net decrease in net assets resulting from operations........    $ (3,201,043)
                                                                ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Colonial U.S. Growth and Income Fund, Variable Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)
                                                                 SIX MONTHS
                                                                   ENDED         YEAR ENDED
                                                                  JUNE 30,      DECEMBER 31,
                                                                    2000            1999
                                                                ------------    ------------
OPERATIONS:
  Net investment income.....................................    $    899,489    $  1,238,175
  Net realized gains on investments.........................      14,433,424      17,850,614
  Net change in unrealized appreciation/depreciation on
     investments............................................     (18,533,956)      1,860,388
                                                                ------------    ------------
Net increase (decrease) net assets resulting from
  operations................................................      (3,201,043)     20,949,177
                                                                ------------    ------------
DISTRIBUTIONS DECLARED FROM:
  Net investment income.....................................              --      (1,138,775)
  Net realized gains........................................              --     (10,343,881)
                                                                ------------    ------------
Total distributions.........................................              --     (11,482,656)
                                                                ------------    ------------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................      17,435,015      68,912,506
  Cost of fund shares repurchased--Class A..................     (24,462,225)    (23,746,321)
  Distributions reinvested--Class A.........................              --      11,482,656
                                                                ------------    ------------
                                                                  (7,027,210)     56,648,841
                                                                ------------    ------------
  Proceeds from fund shares sold--Class B...................          17,455              --
                                                                ------------    ------------
Net increase (decrease) net assets resulting from fund share
  transactions..............................................      (7,009,755)     56,648,841
                                                                ------------    ------------
Total increase (decrease) net assets........................     (10,210,798)     66,115,362
NET ASSETS:
  Beginning of year.........................................     212,354,777     146,239,415
                                                                ------------    ------------
  End of year...............................................    $202,143,979    $212,354,777
                                                                ------------    ------------
Undistributed net investment income included in ending net
  assets....................................................    $    927,748    $     28,259
                                                                ------------    ------------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................         903,699       3,515,376
  Shares repurchased--Class A...............................              --      (1,202,707)
  Distributions reinvested--Class A.........................      (1,255,829)        601,186
                                                                ------------    ------------
                                                                    (352,130)      2,913,855
                                                                ------------    ------------
  Shares sold--Class B......................................             889              --
                                                                ------------    ------------

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Colonial U.S. Growth & Income Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth and income. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport, and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions are recorded on ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.80% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.
  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent") an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a distribution fee totaling 0.25% on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the Fund's average net assets.

For the period ended June 30, 2000, the Fund's operating expenses, as defined above, did not exceed the 1.00% expense limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2000, purchases and sales of investments, other than short term obligations, were $77,290,370 and $80,910,223, respectively.

Unrealized appreciation (depreciation) at June 30, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation    $ 35,689,002
Gross unrealized depreciation     (15,701,822)
                                 ------------
  Net unrealized appreciation    $ 19,987,180
                                 ------------

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

During the six months ended June 30, 2000, the Fund used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the period were $17,119.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Colonial U.S. Growth and Income Fund, Variable Series
--------------------------------------------------------------------------------

                                              (UNAUDITED)
                                              SIX MONTHS
                                                 ENDED                   YEAR ENDED DECEMBER 31,
                                               JUNE 30,     -------------------------------------------------
                                                 2000         1999       1998      1997      1996      1995
                                              -----------   --------   --------   -------   -------   -------
                                                CLASS A
                                              -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........    $  19.85     $  18.79   $  16.29   $ 14.22   $ 12.36   $ 10.27
                                               --------     --------   --------   -------   -------   -------
Net investment income (a)..................        0.09         0.14       0.16      0.20      0.19      0.21
Net realized and unrealized gains (losses)
  on investments...........................       (0.40)        2.07       3.12      4.37      2.52      2.84
                                               --------     --------   --------   -------   -------   -------
Total from investment operations...........       (0.31)        2.21       3.28      4.57      2.71      3.05
                                               --------     --------   --------   -------   -------   -------
Less distributions:
  Dividends from net investment income.....          --        (0.11)     (0.12)    (0.18)    (0.17)    (0.16)
  In excess of net investment income.......          --           --         --     (0.01)       --        --
  Distributions from net realized gains....          --        (1.04)     (0.64)    (2.30)    (0.68)    (0.80)
  In excess of net realized gains..........          --           --      (0.02)    (0.01)       --        --
                                               --------     --------   --------   -------   -------   -------
Total distributions........................          --        (1.15)     (0.78)    (2.50)    (0.85)    (0.96)
                                               --------     --------   --------   -------   -------   -------
Net asset value, end of year...............    $  19.54     $  19.85   $  18.79   $ 16.29   $ 14.22   $ 12.36
                                               --------     --------   --------   -------   -------   -------
TOTAL RETURN:
Total investment return (b)................       (1.56)%**    12.00%     20.15%    32.23%    21.84%    29.70%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)............    $202,127     $212,355   $146,239   $96,715   $60,855   $43,017
Ratio of expenses to average net assets
  (d)......................................        0.87%*       0.88%      0.90%     0.94%     0.95%     1.00%(e)
Ratio of net investment income to average
  net assets (d)...........................        0.88%*       0.69%      0.88%     1.19%     1.39%     1.72%(c)
Portfolio turnover ratio...................          42%**       101%        64%       63%       77%      115%

  * Annualized.

 ** Not annualized.

 *** For the period from commencement of operations May 25, 2000 to June 30, 2000.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Computed giving effect to Manager's expense limitation undertaking.

 (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

 (e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.07%.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Crabbe Huson Real Estate Investment Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

  Crabbe Huson Real Estate Investment Fund, Variable Series, seeks to provide growth of capital and current income.

FUND PERFORMANCE AS OF JUNE 30, 2000

Inception Date............................    6/1/00
Assuming reinvestment of all distributions
six month total return for Class A
shares(1).................................     10.43%
Net asset value per share on 6/30/00......     $9.21
Net asset value per share on 6/1/00.......     $8.98

PORTFOLIO MANAGERS' DISCUSSION

  John E. Maack, Jr. is the portfolio manager of the Crabbe Huson Real Estate Investment Fund, Variable Series. Mr. Maack has managed various funds for Crabbe Huson Group, Inc. since 1990.

WHAT WAS THE INVESTMENT ENVIRONMENT LIKE FOR THE FUND?

  After a few difficult years, the real estate market rebounded in 2000, but not without a final struggle. Prices of real estate investment trusts (REIT's) and other real estate-related stocks hit all-time lows in December 1999 due to two factors: large sales of real estate stocks at that time and the focus of the market on "high-tech" stocks rather than "low-tech" real estate.

  Volatility in technology and telecommunications stocks led investors to seek out sectors showing more stability. As investors began to look for alternatives to technology in March 2000, demand and prices of real estate-related securities picked up.

WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

  Normally, we seek to add value to the Fund by focusing on the less popular equities in the sector. Ideally, we try to find these securities when they are selling near their lows and before a catalyst for price appreciation brings them to the market's attention. However, the dismal situation in real estate last November and December provided us the opportunity to acquire better-known, more popular REIT's at very attractive prices. We believe that the entire sector had been sold to levels well below the market value of the underlying properties, and that as investors realize this, money will flow back into the sector. REIT's also offered a significant yield to investor relative to stocks in general and compared with fixed-income investments.

  As the real estate sector returned to favor in early 2000, we returned to our typical emphasis on out-of-favor names while continuing to hold many leading REIT stocks. If investors continue to seek shelter from pricey and volatile stocks in the coming months, we would expect the interest in real estate equities to broaden and embrace these less popular but still fundamentally sound securities.

WHAT IS YOUR OUTLOOK?

  There are many valuable but undervalued companies in the real estate sector. In the strong economic environment of the past several years, balance sheets of REIT's and other real estate-related companies have improved considerably. In addition, most segments of the real estate market appear to be operating in a relative equilibrium of supply and demand and have very good prospects for sustainable growth. Earnings projections point toward another year of healthy profit growth for the sector. In our view, real estate stocks continue to offer very good, long-term potential.

An investment in the Fund may be subject to certain risks associated with ownership of real estate such as possible declines in value, environmental problems, natural disasters, changes in interest rates and local economic conditions. The Fund may be affected by stock market fluctuations that occur in response to economic and business developments.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 2000, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

(1) Class A share (newer class shares) performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class B share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class B shares and the newer class shares.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED)
Liberty Variable Investment Trust: Crabbe Huson Real Estate Investment Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
COMMON STOCKS--95.2%
FINANCE, INSURANCE & REAL ESTATE--95.2%
APARTMENTS--9.7%
Archstone Communities Trust....      4,000      $   84,250
Avalonbay Communities, Inc. ...      2,200          91,850
Camden Property Trust..........      2,700          79,313
Equity Residential Properties
  Trust........................      1,000          46,000
                                                ----------
                                                   301,413
                                                ----------
DIVERSIFIED--7.8%
BRE Properties, Inc. Class A...      1,700          49,088
Golf Trust of America, Inc. ...      5,000          79,375
Kennedy-Wilson, Inc. (a).......     21,300         113,156
                                                ----------
                                                   241,619
                                                ----------
HEALTHCARE--2.3%
Healthcare Realty Trust,
  Inc. ........................      4,200          71,662
                                                ----------
INDUSTRIAL--10.5%
AMB Property Corp. ............      4,800         109,500
Boston Properties, Inc. .......      3,100         119,738
Prologis Trust.................      4,500          95,906
                                                ----------
                                                   325,144
                                                ----------
LODGING--0.8%
Silverleaf Resorts, Inc. (a)...      9,100          24,456
                                                ----------
MANUFACTURED HOME--8.7%
Asset Investors Corp. .........      8,000          94,500
Commercial Assets, Inc. .......      9,500          47,500
Manufactured Home Communities,
  Inc. ........................      5,300         126,869
                                                ----------
                                                   268,869
                                                ----------
OFFICE--16.3%
CoStar Group, Inc. ............      2,000          50,125
Equity Office Properties
  Trust........................      5,300         146,081
Kilroy Realty Corp. ...........      1,300          33,719
HRPT Properties Trust..........      7,500          52,031
Trammell Crow Co. (a)..........     10,100         108,575
TrizecHahn Corp. ..............      6,500         116,187
                                                ----------
                                                   506,718
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
REGIONAL MALLS--22.4%
Crown American Realty Trust....     26,100      $  140,287
JDN Realty Corp. ..............      3,800          38,712
Gilmcher Realty Trust..........      4,500          64,688
Philips International Realty
  Corp. .......................      3,400          59,075
Regency Realty Corp. ..........      3,400          80,750
Simon Property Group, Inc. ....      4,500          99,845
Taubman Centers, Inc. .........      7,600          83,600
Vornado Realty Trust...........      3,700         128,574
                                                ----------
                                                   695,531
                                                ----------
STORAGE--9.1%
Public Storage, Inc. ..........     12,000         281,250
                                                ----------
TRIPLE NET LEASE--7.6%
Correctional Properties
  Trust........................      8,500          89,250
Franchise Finance Corp. of
  America......................      6,400         147,200
                                                ----------
                                                   236,450
                                                ----------
TOTAL COMMON STOCKS
  (cost of $3,049,082) (b)..................     2,953,112
                                                ----------
                                    PAR
                                ------------
SHORT TERM OBLIGATIONS--11.6%
Repurchase agreement with SBC
  Warburg Ltd., dated 6/30/00
  due 7/03/00 at 6.60%,
  collateralized by U.S.
  Treasury notes with various
  maturities to 2026, market
  value $366,536 (repurchase
  proceeds $359,197)...........   $359,000         359,000
                                                ----------
OTHER ASSETS & LIABILITIES, NET--(6.8)%.....      (209,313)
                                                ----------
NET ASSETS--100.0%..........................    $3,102,799
                                                ----------

 (a) Non-income producing security.
 (b) Cost for federal tax purposes is the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)
Liberty Variable Investment Trust: Crabbe Huson Real Estate Investment Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost $3,049,082)...    $2,953,112
Short-term obligations......................................       359,000
Dividends and interest receivable...........................        19,059
Other.......................................................           710
                                                                ----------
     TOTAL ASSETS...........................................     3,331,881
                                                                ----------
LIABILITIES:
Payable for:
  Investments purchased.....................................       200,121
  Fund shares repurchased...................................         4,144
Accrued:
  Management fee............................................         2,475
  Distribution fee--Class B.................................           527
Other.......................................................        21,815
                                                                ----------
     TOTAL LIABILITIES......................................       229,082
                                                                ----------
NET ASSETS..................................................    $3,102,799
                                                                ----------
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $3,171,807
  Undistributed net investment income.......................        80,458
  Accumulated net realized losses on investments............       (53,496)
  Net unrealized depreciation on investments................       (95,970)
                                                                ----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $3,102,799
                                                                ----------
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $    3,587
                                                                ----------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........           389
                                                                ----------
NET ASSET VALUE PER SHARE--CLASS A..........................         $9.21
                                                                ----------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended June 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $ 86,449
Interest....................................................       6,413
                                                                --------
     Total investment income................................      92,862
                                                                --------
EXPENSES:
  Management fee............................................      13,021
  Bookkeeping fee...........................................      13,467
  Distribution fee--Class B.................................       3,165
  Transfer agent fee........................................       4,004
  Audit fee.................................................       4,368
  Printing expense..........................................       2,312
  Trustees' expense.........................................       3,276
  Custodian fee.............................................       2,366
  Legal fee.................................................         182
  Miscellaneous expense.....................................      (1,225)
                                                                --------
     Total expenses.........................................      44,936
                                                                --------
Less:
Expenses reimbursable by Manager............................     (24,896)
                                                                --------
Net expenses................................................      20,040
                                                                --------
Net investment income.......................................      72,822
                                                                --------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investments.........................      78,185
  Net change in unrealized appreciation/depreciation on
     investments............................................     110,381
                                                                --------
Net increase in net assets resulting from operations........    $261,388
                                                                --------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Crabbe Huson Real Estate Investment Fund, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                              SIX MONTHS      PERIOD
                                                                ENDED          ENDED
                                                               JUNE 30,     DECEMBER 31,
                                                                 2000         1999(a)
                                                              ----------     ----------

OPERATIONS:
  Net investment income.....................................  $  72,822      $   66,873
  Net realized gains (losses) on investments................     78,185        (138,707)
  Net change in unrealized appreciation/depreciation on
     investments............................................    110,381        (206,351)
                                                              ----------     ----------
Net increase (decrease) in net assets resulting from
  operations................................................    261,388        (278,185)
                                                              ----------     ----------
DISTRIBUTIONS DECLARED FROM:
  Net investment income.....................................         --         (52,211)
  Return of capital.........................................         --         (13,072)
                                                              ----------     ----------
                                                                     --         (65,283)
                                                              ----------     ----------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................      3,510              --
                                                              ----------     ----------
                                                                  3,510              --
                                                              ----------     ----------
  Proceeds from fund shares sold--Class B...................    790,841       2,467,973
  Cost of fund shares repurchased--Class B..................   (132,736)         (9,992)
  Distributions reinvested--Class B.........................         --          65,283
                                                              ----------     ----------
                                                                658,105       2,523,264
                                                              ----------     ----------
Net increase in net assets resulting from fund share
  transactions..............................................    661,615       2,523,264
                                                              ----------     ----------
Total increase in net assets................................    923,003       2,179,796
NET ASSETS:
  Beginning of year.........................................  2,179,796              --
                                                              ----------     ----------
  End of year...............................................  $3,102,799     $2,179,796
                                                              ----------     ----------
Undistributed net investment income included in ending net
  assets....................................................  $  80,458      $    7,636
                                                              ----------     ----------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................        389              --
                                                              ----------     ----------
  Shares sold--Class B......................................     90,625         254,258
  Shares repurchased--Class B...............................    (15,397)         (1,141)
  Distributions reinvested--Class B.........................         --           8,109
                                                              ----------     ----------
                                                                 75,228         261,226
                                                              ----------     ----------

(a) For the period from the commencement of operations June 1, 1999 to December 31, 1999.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

ORGANIZATION--Crabbe Huson Real Estate Investment Fund (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to provide growth of capital and current income. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. LASC has appointed Crabbe Huson Group, Inc. ("Crabbe Huson"), an affiliate of LASC, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, Crabbe Huson, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions are recorded on ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager, receives a monthly fee equal to 1.00% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Crabbe Huson a monthly sub-advisory fee equal to 0.80% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for $27,000 per year plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for an annual rate of $7,500.
  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a distribution fee totaling 0.25% on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of 12b-1 fees brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.20% of the Fund's average net assets.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2000, purchases and sales of investments, other than short term obligations, were $2,251,386 and $1,452,440, respectively.

Unrealized appreciation (depreciation) at June 30, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation      $ 137,888
Gross unrealized depreciation       (233,858)
                                   ---------
  Net unrealized depreciation      $ (95,970)
                                   ---------

CAPITAL LOSS CARRYFORWARDS--At December 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

            YEAR OF              CAPITAL LOSS
          EXPIRATION             CARRYFORWARD
          ----------             ------------
  2007                             $93,000

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Crabbe Huson Real Estate Investment Fund, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                                PERIOD
                                                                 ENDED
                                                               JUNE 30,
                                                                2000***
                                                              -----------
                                                                CLASS A
                                                              -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................    $ 8.98
                                                                ------
Net investment income (a)...................................      0.07
Net realized and unrealized gains (losses) on investments...      0.16
                                                                ------
Total from investment operations............................      0.23
                                                                ------
Net asset value, end of year................................    $ 9.21
                                                                ------
TOTAL RETURN:
Total investment return (b)(c)..............................      2.56%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).............................    $    4
Ratio of expenses to average net assets (d)(e)..............      1.20%
Ratio of net investment income to average net assets (d)....      1.18%
Portfolio turnover ratio....................................        61%**

  * Annualized.

 ** Not annualized.

 *** Class A shares were initially offered on June 1, 2000. Per share data reflects activity from that date.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.

 (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

 (e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 3.46% (annualized).

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Liberty All-Star Equity Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

  Liberty All-Star Equity Fund Variable Series, seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

FUND PERFORMANCE AS OF JUNE 30, 2000

Inception date............................  11/17/97
Assuming reinvestment of all distributions
six-month total return for Class A
shares....................................      4.57%
Net asset value per share on 6/30/00......    $13.04
Net asset value per share on 12/31/99.....    $12.47

PORTFOLIO MANAGERS' DISCUSSION

  The Fund's investment program is based upon Liberty Asset Management Company's (LAMCO) multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations ("Portfolio Managers") -- currently five in number each of which employs a different investment style. LAMCO, from time to time, rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

The Fund's current Portfolio Managers are:

(1) Boston Partners Asset Management, L.P.; Investment Style/Value

(2) J.P. Morgan Investment Management, Inc.; Investment Style/Value

(3) Oppenheimer Capital; Investment Style/Value

(4) Westwood Management Corporation; Investment Style/ Growth

(5) TCW Investment Management Company; Investment Style/Growth

WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE PAST SIX MONTHS?

  U.S. equity markets experienced wide swings in performance as investors shifted their focus from technology companies with high valuations to companies with more reasonable valuations and demonstrated earnings. As a result, portfolio managers focusing on the value style of investment management generally outperformed growth portfolio managers during the months of March, April and May.

  Growth stocks experienced a broad correction beginning in March 2000 with the technology heavy NASDAQ Composite Index declining over 30% from March 1 to May 31, 2000. Aggressive growth portfolio managers focusing on smaller technology and internet companies experienced even larger declines.

  The Fund had a total return of 4.57% during this period. The Fund outperformed the Standard and Poor's 500 (S&P 500) Index, a broad-based benchmark of stock market performance, which returned -0.43% during the six month period. The Fund's allocation to three portfolio managers that practice the value style of investment management helped performance during the March to May time period.

WHAT IS THE FUND'S STRATEGY?

  Liberty Asset Management Company's multi-managed approach seeks to provide more consistent returns by combining both value and growth styles of investment management. Each of the institutional investment managers in the Fund practices a specific style of growth or value investment management. As a result, the Fund seeks to participate in both growth and value style investment markets.

The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements. The Fund has adopted certain investment policies in managing its portfolio that are designed to maintain the diversity of the Fund's investment portfolio and reduce risk. Certain investment techniques that may be used by the Fund may present additional risks associated with the use of leverage. Leverage may magnify the effect on Fund shares of fluctuations in the values of the securities underlying these transactions. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 2000, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED)
Liberty Variable Trust: Liberty All-Star Equity Fund, Variable Series/June 30, 2000
--------------------------------------------------------------------------------

                                                  MARKET
                                   SHARES         VALUE
                                ------------   ------------
COMMON STOCKS--95.2%
AEROSPACE & DEFENSE--0.5%
Boeing Co. ....................       8,000    $   334,500
                                               -----------
AUTOS, TIRES & ACCESSORIES--0.3%
Ford Motor.....................       1,400         60,200
Lear Corp. (a).................       8,400        168,000
                                               -----------
                                                   228,200
                                               -----------
BANKS--3.8%
ABN AMRO Holdings NV (b).......       7,764        190,703
Astoria Financial Corp. .......       1,560         40,170
Banc One Corp. ................       9,900        262,969
Bank of America Corp. .........       1,331         57,233
Chase Manhattan Corp. .........       8,300        382,319
First Union Corp. .............       6,900        171,206
FleetBoston Financial Corp. ...      10,000        340,000
Keycorp........................       3,000         52,875
PNC Bank Corp. ................       8,450        396,094
Washington Mutual, Inc. .......       4,750        137,156
Wells Fargo & Co. .............       9,000        348,750
Zions Bancorporation...........       4,100        188,152
                                               -----------
                                                 2,567,627
                                               -----------
BROADCASTING & CABLE--2.2%
AMFM, Inc. (a).................       8,700        600,300
AT&T Corp-Liberty Media Group
  Class A (a)..................       9,200        223,100
Cablevision Systems Corp. Class
  A............................       3,000        203,625
Comcast Corp. Special Class
  A............................       1,500         60,750
Cox Communications, Inc. Class
  A (a)........................       5,400        246,037
The News Corp., Ltd. (b).......       3,500        190,750
                                               -----------
                                                 1,524,562
                                               -----------
BUSINESS & CONSUMER SERVICES--1.8%
America Online, Inc. ..........       3,000        158,250
Cendant Corp. (a)..............       5,200         72,800
Paychex, Inc. .................      16,180        679,560
Sabre Group Holdings Corp. ....      10,000        285,000
                                               -----------
                                                 1,195,610
                                               -----------
CHEMICALS--0.7%
E.I. du Pont de Nemours &
  Co. .........................       7,000        306,250
Rohm & Haas Co. ...............       5,000        172,500
                                               -----------
                                                   478,750
                                               -----------
COMMUNICATIONS EQUIPMENT--3.4%
Cisco Systems, Inc. (a)........      18,500      1,175,906
Lucent Technologies, Inc. .....       7,200        426,600
Nokia Corp. (b)................      10,000        499,375
Nortel Networks Corp. .........       1,800        122,850
Tellabs, Inc. .................         900         61,594
                                               -----------
                                                 2,286,325
                                               -----------

                                                  MARKET
                                   SHARES         VALUE
                                ------------   ------------
COMPUTER & BUSINESS EQUIPMENT--5.0%
Compaq Computer Corp. .........      18,400    $   470,350
Dell Computer Corp. (a)........      22,800      1,124,325
EMC Corp. (a)..................       2,500        192,344
Hewlett-Packard Co. ...........       4,100        511,988
International Business Machines
  Corp. .......................       4,300        471,119
Seagate Technology, Inc. (a)...       1,500         82,500
Sun Microsystems, Inc. (a).....       4,100        372,844
3Com Corp. (a).................       2,700        155,587
                                               -----------
                                                 3,381,057
                                               -----------
COMPUTER SERVICES & SOFTWARE--5.8%
Citrix Systems, Inc. (a).......       1,100         20,831
Computer Associates
  International, Inc. .........      28,288      1,447,992
Electronic Data Systems
  Corp. .......................       2,200         90,750
Intuit, Inc. (a)...............       4,100        169,637
Microsoft Corp. (a)............      10,950        876,000
Oracle Corp. (a)...............       1,500        126,094
Parametric Technology Corp.
  (a)..........................      17,100        188,100
Siebel Systems, Inc. (a).......       6,400      1,046,800
                                               -----------
                                                 3,966,204
                                               -----------
CONSUMER PRODUCTS--3.7%
Avon Products, Inc. ...........      23,800      1,059,100
Clorox Co. ....................       1,200         53,775
Gillette Co. ..................      10,800        377,325
Kimberly Clark Corp............       8,300        476,213
Philip Morris Companies,
  Inc. ........................       7,000        185,937
Procter & Gamble Co. ..........       4,400        251,900
UST, Inc. .....................      10,200        149,812
                                               -----------
                                                 2,554,062
                                               -----------
DIVERSIFIED--3.2%
Cooper Industries, Inc. .......       1,700         55,356
General Electric Co. ..........       6,700        355,100
Honeywell International,
  Inc. ........................       2,200         74,112
Minnesota Mining &
  Manufacturing Co. ...........       9,300        767,250
The Seagram Co., Ltd. .........       2,400        139,200
Textron, Inc. .................       6,000        325,876
Tyco International Ltd. .......       9,300        440,587
                                               -----------
                                                 2,157,481
                                               -----------
DRUGS & HEALTH CARE--9.1%
ALZA Corp. (a).................       3,800        224,675
American Home Products
  Corp. .......................       1,700         99,875
Amgen, Inc. ...................       8,200        576,050
Aventis, S.A. (b)..............       2,000        145,125
Baxter International, Inc. ....      10,800        759,375
Biogen, Inc. (a)...............       7,300        470,850
Bristol-Myers Squibb Co. ......       7,900        460,175

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Liberty All-Star Equity Fund, Variable Series/June 30, 2000
--------------------------------------------------------------------------------

                                                  MARKET
                                   SHARES         VALUE
                                ------------   ------------
Eli Lilly & Co. ...............       2,500    $   249,687
Genentech, Inc. ...............       2,000        344,000
Medtronic, Inc. ...............       7,700        383,556
PE Corp-PE Biosystems Group....         800         52,700
Pfizer, Inc. ..................      17,525        841,200
Pharmacia Corp. ...............      20,997      1,085,282
Schering-Plough Corp. .........       2,900        146,450
Wellpoint Health Networks,
  Inc. ........................       5,400        391,163
                                               -----------
                                                 6,230,163
                                               -----------
ELECTRIC & GAS UTILITIES--2.1%
Allegheny Energy , Inc. .......       2,900         52,200
Columbia Energy Group..........       1,750        114,844
DTE Energy Co. ................       2,100         64,181
Florida Progress Corp. ........       7,300        342,187
Peco Energy Co. ...............      10,050        405,141
P G & E Corp. .................       2,400         59,100
Reliant Energy, Inc. ..........      13,900        410,919
                                               -----------
                                                 1,448,572
                                               -----------
ELECTRONICS & ELECTRICAL EQUIPMENT--6.8%
Agilent Technologies Inc. .....       2,753        203,034
Applied Materials, Inc. (a)....       7,100        643,437
Emerson Electric Co. ..........       8,000        483,000
Intel Corp. ...................      13,100      1,751,306
JDS Uniphase Corp. ............       2,500        299,687
Maxim Integrated Products, Inc.
  (a)..........................      11,400        774,488
Motorola, Inc. ................       4,000        116,250
Sensormatic Electronics
  Corp. .......................       4,100         64,831
Synopsys Inc. .................       4,600        158,987
Texas Instruments, Inc. .......       2,300        157,981
                                               -----------
                                                 4,653,001
                                               -----------
FINANCIAL SERVICES--7.9%
AXA Financial Inc. (b).........      10,300        350,200
Capital One Financial Corp. ...       2,500        111,563
The Charles Schwab Corp. ......      20,250        680,906
The CIT Group, Inc. ...........       5,000         81,250
Citigroup, Inc. ...............      20,300      1,223,075
Countrywide Credit Industries,
  Inc. ........................      24,000        727,500
Fannie Mae.....................       1,100         57,406
Freddie Mac....................      21,500        870,750
The Goldman Sachs Group,
  Inc. ........................       1,300        123,338
MetLife, Inc. (a)..............       4,300         90,569
Morgan Stanley Dean Witter &
  Co. .........................       5,000        416,250
Providian Financial Corp. .....       5,500        495,000
U.S. Bancorp...................       7,600        146,300
                                               -----------
                                                 5,374,107
                                               -----------

                                                  MARKET
                                   SHARES         VALUE
                                ------------   ------------
FOOD, BEVERAGE & RESTAURANTS--2.8%
Anheuser-Busch Companies,
  Inc. ........................       5,300    $   395,844
Bestfoods......................       1,400         96,950
The Coca Cola Co. .............       1,900        109,131
Diageo PLC (b).................      12,000        426,750
Heinz (H. J.) Co. .............       4,400        192,500
McDonald's Corp. ..............      12,000        395,250
Sara Lee Corp. ................      15,300        295,481
                                               -----------
                                                 1,911,906
                                               -----------
HOTELS & ENTERTAINMENT/LEISURE--2.2%
Carnival Corp. Class A.........      10,000        195,000
Pixar, Inc. (a)................       6,800        239,700
Starwood Hotels & Resorts
  Worldwide, Inc. .............       6,250        201,953
Time Warner, Inc. .............       6,600        501,600
The Walt Disney Co. ...........       9,100        353,194
                                               -----------
                                                 1,491,447
                                               -----------
INDUSTRIAL EQUIPMENT--3.1%
Caterpillar, Inc. .............       9,000        304,875
Deere & Co. ...................      23,600        873,200
Dover Corp. ...................       8,000        324,500
Illinios Tool Works, Inc. .....       6,800        387,600
Ingersoll-Rand Co. ............       6,000        241,500
                                               -----------
                                                 2,131,675
                                               -----------
INSURANCE--5.8%
ACE Ltd. ......................      26,500        742,000
AFLAC, Inc. ...................      10,000        459,375
Allmerica Financial Corp. .....       8,300        434,713
Ambac Financial Group, Inc. ...       3,200        175,400
American International Group,
  Inc. ........................       3,300        387,750
CIGNA Corp. ...................       5,400        504,900
The Progressive Corp. .........      10,000        740,000
XL Capital Ltd. ...............       9,200        497,950
                                               -----------
                                                 3,942,088
                                               -----------
OIL & GAS--8.0%
Apache Corp. ..................       7,000        411,688
Baker Hughes, Inc. ............       2,100         67,200
Burlington Resources, Inc. ....      19,200        734,400
Conoco, Inc. Class A...........      15,300        336,600
Conoco, Inc. Class B...........      14,900        365,981
Devon Energy Corp. ............       6,827        383,592
Dynergy Inc. ..................       1,000         68,313
El Paso Energy Corp. ..........      15,200        774,250
Exxon Mobil Corp. .............      10,276        806,666
Global Marine Inc. (a).........       2,900         81,744
Halliburton Co. ...............       7,300        344,469
Occidental Petroleum Corp. ....      18,300        385,444
Royal Dutch Petroleum Co. .....       2,400        147,750
Tosco Corp. ...................       2,000         56,625

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Liberty All-Star Equity Fund, Variable Series/June 30, 2000
--------------------------------------------------------------------------------

                                                  MARKET
                                   SHARES         VALUE
                                ------------   ------------
USX Marathon Group.............      11,600    $   290,725
The Williams Companies,
  Inc. ........................        5000        208,437
                                               -----------
                                                 5,463,884
                                               -----------
METALS & MINING--1.4%
Alcan Aluminum Ltd. ...........      12,100        375,100
Alcoa, Inc. ...................      20,744        601,576
                                               -----------
                                                   976,676
                                               -----------
PAPER--0.2%
Temple-Inland, Inc. ...........       2,600        109,200
                                               -----------
POLLUTION CONTROL--0.0%
Waste Management, Inc. ........       3,175         60,325
                                               -----------
REAL ESTATE--1.0%
Kimco Realty Corp. ............       4,500        184,500
TrizecHahn Corp. ..............      20,200        361,075
Vornado Realty Trust...........       3,900        135,525
                                               -----------
                                                   681,100
                                               -----------
RETAIL TRADE--5.3%
Circuit City Stores, Inc. .....       1,500         49,781
Costco Wholesale Corp. ........       6,800        224,400
Federated Department Stores
  Inc. ........................      10,900        367,875
Harcourt General, Inc. ........      11,400        619,875
The Home Depot, Inc. ..........      11,500        574,281
The Limited, Inc. .............      15,400        333,025
May Department Stores Co. .....      11,000        264,000
Safeway, Inc. (a)..............       7,600        342,950
Target Corp. ..................       1,600         92,800
Tiffany & Co. .................       3,300        222,750
The TJX Companies..............       3,700         69,375
Wal-Mart Stores, Inc. .........       8,000        461,000
                                               -----------
                                                 3,622,112
                                               -----------
TELECOMMUNICATIONS--4.9%
Allegiance Telecom, Inc. (a)...         700         44,800
AT&T Corp. ....................       7,700        243,513
Bell Atlantic Corp. ...........       6,000        304,875
Global Crossing Ltd. (a).......       2,400         63,150
GTE Corp. .....................       7,400        460,650
Level 3 Communications, Inc.
  (a)..........................         700         61,600
Qwest Communications
  International (a)............       1,200         59,625

                                                  MARKET
                                   SHARES         VALUE
                                ------------   ------------
SBC Communications, Inc. ......      24,816    $ 1,073,292
Sprint Corp. (FON Group).......       7,000        357,000
Sprint Corp. (PCS Group) (a)...       1,100         65,450
WorldCom, Inc. (a).............      13,325        611,284
                                               -----------
                                                 3,345,239
                                               -----------
TRANSPORTATION--4.2%
AMR Corp. (a)..................      10,000        264,375
Burlington Northern Santa Fe
  Corp. .......................      14,000        321,125
CSX Corp. .....................       6,100        129,244
Delta Air Lines Inc. ..........       7,600        384,275
Kansas City Southern
  Industries, Inc. ............       9,200        815,925
Southwest Airlines Co. ........      21,800        412,838
Union Pacific Corp. ...........       3,700        137,594
United Parcel Service, Inc.
  Class B......................        6500        383,500
                                               -----------
                                                 2,848,876
                                               -----------
TOTAL COMMON STOCKS
  (cost $55,331,207)........................    64,964,749
                                               -----------
PREFERRED STOCK--0.7%
The News Corp., Ltd. (b)
  (cost $4,164,714)............      10,000        475,000
                                               -----------
TOTAL INVESTMENTS--95.9%
  (cost $59,495,921) (c).......                 65,439,749
                                               -----------
SHORT-TERM OBLIGATIONS--4.7%        PAR
Repurchase agreement with SBC
  Warburg, Ltd. dated 6/30/00,
  due 7/03/00 at 6.60%,
  collateralized by U.S.
  Treasury notes with various
  maturities to 2026, market
  value $3,214,000 (repurchase
  proceeds $3,215,768).........  $3,214,000      3,214,000
                                               -----------
OTHER ASSETS & LIABILITIES, NET--(0.6)%.....      (437,218)
                                               -----------
NET ASSETS--100.0%..........................   $68,216,531
                                               -----------
Notes To Schedule of Investments:
(a) Non-income producing.
(b) Represents an American Depository Receipt.
(c) The cost for federal income tax purposes is the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)
Liberty Variable Investment Trust: Liberty All-Star Equity Fund, Variable
Series / June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost
  $59,495,921)..............................................    $65,439,749
Short-term obligations......................................      3,214,000
Receivable for investments sold.............................        592,888
Dividends, tax reclaims and interest receivable.............         62,126
Receivable for fund shares sold.............................         14,806
                                                                -----------
     TOTAL ASSETS...........................................     69,323,569
                                                                -----------
LIABILITIES:
Payable due to custodian bank...............................            786
Payable for investments purchased...........................      1,018,674
Payable for fund shares repurchased.........................         29,397
Accrued expenses:
  Management fee............................................         42,280
  Bookkeeping fee...........................................          2,140
  Transfer agent fee........................................            574
Other.......................................................         13,187
                                                                -----------
     TOTAL LIABILITIES......................................      1,107,038
                                                                -----------
NET ASSETS..................................................    $68,216,531
                                                                -----------
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $57,598,754
  Undistributed net investment income.......................        114,708
  Accumulated net realized gains on investments.............      4,559,241
  Net unrealized appreciation on investments................      5,943,828
                                                                -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $68,216,531
                                                                -----------
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $68,189,092
                                                                -----------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........      5,229,812
                                                                -----------
NET ASSET VALUE PER SHARE--CLASS A..........................         $13.04
                                                                -----------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended June 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $   363,666
Interest....................................................         56,555
                                                                -----------
     Total investment income................................        420,221
                                                                -----------
EXPENSES:
  Management fee............................................        257,519
  Bookeeping fee............................................         16,094
  Distribution fee--Class B.................................              1
  Transfer agent fee........................................          3,729
  Audit fee.................................................          8,918
  Printing expense..........................................          3,640
  Trustees' expense.........................................          4,732
  Custodian fee.............................................          6,188
  Legal fee.................................................            546
  Miscellaneous expense.....................................          2,238
                                                                -----------
     Total expenses.........................................        303,605
                                                                -----------
Net investment income.......................................        116,616

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on investments.........................      4,212,572
  Change in net unrealized appreciation/depreciation on
     investments............................................     (2,148,818)
                                                                -----------
Net increase in net assets resulting from operations........    $ 2,180,370
                                                                -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                               SIX MONTHS         YEAR
                                                                 ENDED           ENDED
                                                                JUNE 30,      DECEMBER 31,
                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:
  Net investment income.....................................  $    116,616    $   287,224
  Net realized gains on investments.........................     4,212,572      2,845,168
  Net change in unrealized appreciation/depreciation on
     investments............................................    (2,148,818)     2,320,417
                                                              ------------    -----------
Net increase in net assets resulting from operations........     2,180,370      5,452,809
                                                              ------------    -----------
DISTRIBUTIONS DECLARED FROM:
  Net investment income.....................................            --       (268,545)
  In excess of net investment income........................            --     (2,312,139)
                                                              ------------    -----------
Total distributions.........................................            --     (2,580,684)
                                                              ------------    -----------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................    13,077,296     31,101,623
  Cost of fund shares repurchased--Class A..................            --     (1,329,551)
  Distributions reinvested--Class A.........................   (27,163,678)     2,580,683
                                                              ------------    -----------
                                                               (14,086,382)    32,352,755
  Proceeds from fund shares sold--Class B...................        27,477
                                                              ------------    -----------
Net increase (decrease) in net assets resulting from fund
  share transactions........................................   (14,058,905)    32,352,755
                                                              ------------    -----------
Total increase (decrease) in net assets.....................   (11,878,535)    35,224,880
NET ASSETS:
  Beginning of year.........................................    80,095,066     44,870,185
                                                              ------------    -----------
  End of year...............................................  $ 68,216,531    $80,095,066
                                                              ------------    -----------
Undistributed (overdistributed) net investment income
  included in ending net assets.............................  $    114,708    $    (1,908)
                                                              ------------    -----------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................     1,015,557      2,543,081
  Shares repurchased--Class A...............................            --       (108,558)
  Distributions reinvested--Class A.........................    (2,206,209)       214,878
                                                              ------------    -----------
                                                                (1,190,652)     2,649,401
                                                              ------------    -----------
  Shares sold--Class B......................................         2,106             --
                                                              ------------    -----------

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Liberty All-Star Equity Fund, Variable Series (the Fund), a series of Liberty Variable Investment Trust, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares:
Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager ) ("LASC"), provides investment management, sub-advisory and advisory services to the Fund pursuant to its Management Agreements with the Trust. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, LAMCO, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--Liberty Advisory Services Corp. (the Manager), receives a monthly fee equal to 0.80% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a distribution fee totaling 0.25% on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the Fund's average net assets.

For the period ended June 30, 2000, the Fund's operating expenses, as defined above, did not exceed the 1.00% expense limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2000, purchases and sales of investments, other than short term obligations, were $27,378,283 and $40,717,399, respectively.

Unrealized appreciation (depreciation) at June 30, 2000, based on cost of investments for both financial statements and federal income tax purposes was:

Gross unrealized appreciation    $10,804,106
Gross unrealized depreciation     (4,860,278)
                                 -----------
  Net unrealized appreciation    $ 5,943,828
                                 -----------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------

                                                            (UNAUDITED)
                                                            SIX MONTHS
                                                               ENDED
                                                             JUNE 30,         YEARS ENDED
                                                               2000           DECEMBER 31,       PERIOD ENDED
                                                            -----------    ------------------    DECEMBER 31,
                                                              CLASS A       1999       1998        1997***
                                                            -----------    -------    -------    ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......................      $ 12.47      $ 11.90    $ 10.07      $ 10.00
                                                              -------      -------    -------      -------
Net investment income (a)...............................         0.02         0.06       0.06         0.01
Net realized and unrealized gains on investments........         0.55         0.94       1.82         0.07
                                                              -------      -------    -------      -------
Total from investment operations........................         0.57         1.00       1.88         0.08
                                                              -------      -------    -------      -------
LESS DISTRIBUTIONS:
  Dividends from net investment income..................           --        (0.05)     (0.05)       (0.01)
  Dividends from net realized gains on investments......           --        (0.38)        --           --
                                                              -------      -------    -------      -------
Total distributions.....................................           --        (0.43)     (0.05)       (0.01)
                                                              -------      -------    -------      -------
Net asset value, end of year............................      $ 13.04      $ 12.47    $ 11.90      $ 10.07
                                                              -------      -------    -------      -------
TOTAL RETURN:
Total investment return (b).............................         4.57%**      8.47%     18.67%(c)      0.80%**(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).........................      $68,189      $80,095    $44,870      $22,228
Ratio of expenses to average net assets (d).............         0.94%*       0.95%      1.00%(e)      1.00%*(e)
Ratio of net investment income to average net assets
  (d)...................................................         0.36%*       0.47%      0.54%        0.83%*
Portfolio turnover ratio................................           43%**        75%        70%           1%**

  * Annualized.

 ** Not annualized.

 *** For the period from the commencement of operations November 17, 1997 to December 31, 1997.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.

 (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

 (e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.04% and 1.45% (annualized), respectively.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Liberty Newport Japan Opportunities Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

  Liberty Newport Japan Opportunities Fund, Variable Series, seeks capital appreciation.

FUND PERFORMANCE AS OF JUNE 30, 2000
Inception date...........................    5/30/00
Assuming reinvestment of all distribution
cumulative total return since
inception................................       4.33%
Net asset value per share on 6/30/00.....     $12.53
Net asset value per share on 5/30/00.....     $12.01

PORTFOLIO MANAGERS' DISCUSSION

  David Smith, a senior vice president of Newport Fund Management, Inc. (Newport) and its immediate parent, Newport Pacific Management, Inc., is the manager for the Fund and has managed various other funds or accounts on behalf of Newport since October, 1994.

THE FUND BEGAN INVESTMENT OPERATIONS ON JUNE 1, 2000. WHAT WAS THE FUNDS INVESTMENT ENVIRONMENT?

  The Japanese market finally came to life during 1999 following years of sluggishness. The benchmark Nikkei Dow Jones Average hit a three-year high of 20,000 during early 2000 before settling back during the second quarter. Part of the reason for this pullback was the uncertainty created by the death of Prime Minister Krizo Obuchi, who was replaced by Yoshiro Mori. The new leadership quickly assured the markets that there would be no change to economic policies.

WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

  During the first month of operations, we focused on investing the Fund's assets in high-quality companies that have survived Asia's recent difficulties. These companies are dominant in their industries, and they should continue to strengthen their market positions. The Fund continues to focus on the attractive growth sectors of Japan. We have allocated significant assets to the electronics and information technology sectors. Our largest single sector is in the components area where the Japanese continue to dominate world markets in this attractive growth industry. Dominance in DVD's, cell phone components, other consumer electronics products are among the major attractive competitive strengths of Japan, in our opinion.

WHAT IS YOUR OUTLOOK?

  Japan is experiencing what we term a "micro-recovery," as corporate profits are sharply higher but Gross Domestic Product (GDP) has struggled to forge into positive territory. The major stumbling block for Japan's staged recovery has been consumers (who account for 60% of the Japanese GDP) reluctance to spend. We are now seeing favorable signs that this is changing for the positive. Our long-term view is that the micro-recovery will win out, assuming that the government is able to check its spending and thereby reduce the country's debt.

International investing offers significant, long-term growth potential, but also involves special risks due to currency fluctuations, as well as political, economic and social developments. A portfolio of stocks of a single nation poses additional risks due to its limited diversification.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 2000, and are subject to change. Total return performance includes the changes in share price and reinvestment of all distributions. Each index mentioned in the discussion in an unmanaged group of stocks that differ from the composition of the Fund; indexes are not available for direct investment.

Performance numbers reflect all expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED)
Liberty Variable Investment Trust: Liberty Newport Japan Opportunities Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
COMMON STOCKS--97.8%
FINANCE, INSURANCE & REAL ESTATE--6.6%
DEPOSITORY INSTITUTIONS--1.9%
Suruga Bank, Ltd. .............    3,000        $   49,689
                                                ----------
FINANCIAL SERVICES--1.3%
Aeon Credit Service Ltd. ......      600            35,654
                                                ----------
NONDEPOSITORY CREDIT INSTITUTIONS--3.4%
Acom Co., Ltd. ................      400            33,654
Aiful Corp. ...................      600            55,348
                                                ----------
                                                    89,002
                                                ----------
MANUFACTURING--55.6%
CHEMICALS & ALLIED PRODUCTS--4.6%
Takeda Chemical Industries
  Ltd. ........................    1,000            65,648
Yamanouchi Pharmaceutical
  Co. .........................    1,000            54,612
                                                ----------
                                                   120,260
                                                ----------
COMMUNICATIONS EQUIPMENT--8.0%
Matsushita Communication
  Industrial Co. ..............    1,000           116,770
Sony Corp. ....................    1,000            93,379
                                                ----------
                                                   210,149
                                                ----------
ELECTRIC MACHINERY, COMPUTER &
  SUPPLIES--2.7%
THK Co., Ltd. .................    1,400            70,779
                                                ----------
ELECTRICAL INDUSTRIAL EQUIPMENT--2.9%
Nidec Corp. ...................      300            26,033
Sodick Co., Ltd. (a)...........    6,000            49,462
                                                ----------
                                                    75,495
                                                ----------
ELECTRONIC & ELECTRICAL EQUIPMENT--6.1%
Nitto Denko Corp. .............    1,000            38,578
Pioneer Electronic Corp. ......    1,000            38,955
Yamaichi Electronics Co.,
  Ltd. ........................    1,000            32,352
Yokowo Co., Ltd. ..............    2,000            51,028
                                                ----------
                                                   160,913
                                                ----------
ELECTRONIC COMPONENTS--12.0%
Hirose Electric Co., Ltd. .....      400            62,290
Kyocera Corp. .................      600           101,811
Rohm Co., Ltd. ................      300            87,719
Toyo Denpa Co., Ltd. ..........    1,000            62,441
                                                ----------
                                                   314,261
                                                ----------
FOOD & KINDRED PRODUCTS--1.4%
Ito En Ltd. ...................      500            36,927
                                                ----------
MACHINERY & COMPUTER EQUIPMENT--6.2%
Canon, Inc. ...................    1,000            49,802
Fujitsu Ltd. ..................    2,000            69,232
Union Tool.....................      400            43,388
                                                ----------
                                                   162,422
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
MEASURING & ANALYZING INSTRUMENTS--6.2%
Keyence Corp. .................      300        $   99,038
Ricoh Co., Ltd. ...............    3,000            63,526
                                                ----------
                                                   162,564
                                                ----------
MISCELLANEOUS MANUFACTURING--2.8%
Secom Co., Ltd. ...............    1,000            73,099
                                                ----------
TEXTILE MILL PRODUCTS--2.7%
Shimamura Co., Ltd. ...........      600            70,119
                                                ----------
RETAIL TRADE--10.9%
FOOD STORES--2.2%
C Two-Network Co., Ltd. .......      300            56,621
                                                ----------
GENERAL MERCHANDISE STORES--3.3%
Don Quijote Co., Ltd. .........      200            34,899
Ryohin Keikaku Co., Ltd. ......      400            50,934
                                                ----------
                                                    85,833
                                                ----------
HOME FURNISHINGS & EQUIPMENT--3.4%
Yamada Denki Co. ..............    1,000            89,700
                                                ----------
MISCELLANEOUS RETAIL--2.0%
Matsumotokiyoshi...............      500            52,443
                                                ----------
SERVICES--15.0%
AMUSEMENT & RECREATION--1.8%
People Co., Ltd. ..............      600            48,104
                                                ----------
AUTO REPAIR, RENTAL & PARKING--1.9%
Park24 Co., Ltd. ..............      400            50,217
                                                ----------
BUSINESS SERVICES--1.4%
Oracle Corp. Japan.............      100            36,220
                                                ----------
COMPUTER RELATED SERVICES--8.8%
Bellsystem 24, Inc. ...........      100            49,047
Fujitsu Support & Services,
  Inc. ........................      500            49,519
Hitachi Software Engineering
  Co., Ltd. (a)................      400            43,388
Orix Corp. ....................      600            88,568
                                                ----------
                                                   230,522
                                                ----------
PERSONAL SERVICES--1.1%
Drake Beam Morin-Japan,
  Inc. ........................      200            27,731
                                                ----------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
  GAS & SANITARY SERVICES--7.6%
SANITARY SERVICES--1.0%
Sanix, Inc. ...................      500            26,410
                                                ----------
TELECOMMUNICATION--6.6%
NTT Mobile Communication
  Network, Inc. ...............        3            81,211
Nippon Telegraph & Telephone
  Corp. .......................        7            93,096
                                                ----------
                                                   174,307
                                                ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Liberty Newport Japan Opportunities Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
WHOLESALE TRADE--2.1%
DURABLE GOODS
Softbank Corp. ................      400        $   54,329
                                                ----------
TOTAL COMMON STOCKS
  (cost of $2,426,179) (b)..................     2,563,770
                                                ----------

                                    PAR
                                ------------
SHORT-TERM OBLIGATIONS--2.3%
Repurchase agreement with SBC
  Warburg Ltd., dated 06/30/00,
  due 07/03/00 at 6.60%,
  collateralized by U.S.
  Treasury notes with various
  maturities to 2026 market
  value $63,301 (repurchase
  proceeds $62,034)............   $ 62,000      $   62,000
                                                ----------
OTHER ASSETS & LIABILITIES, NET--(0.1)%.....        (3,423)
                                                ----------
NET ASSETS--100.0%..........................    $2,622,347
                                                ----------

(a) Non-income producing security.
(b) Cost for federal income tax purposes is the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)
Liberty Variable Investment Trust: Liberty Newport Japan Opportunities Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost $2,426,179)...    $2,563,770
Short-term obligations......................................        62,000
Cash (including foreign currencies).........................           183
Dividends and interest receivable...........................            88
Expense reimbursement due from Manager......................         6,374
                                                                ----------
     TOTAL ASSETS...........................................     2,632,415
                                                                ----------
LIABILITIES:
Accrued:
  Management fee............................................         3,080
  Bookkeeping fee...........................................         2,656
  Transfer agent fee........................................           737
  Distribution fee--Class B.................................           389
Other.......................................................         3,206
                                                                ----------
     TOTAL LIABILITIES......................................        10,068
                                                                ----------
NET ASSETS..................................................    $2,622,347
                                                                ----------
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $2,508,558
  Accumulated net investment loss...........................        (1,397)
  Accumulated net realized losses on investments and foreign
     currency transactions..................................       (22,405)
  Net unrealized appreciation on investments and foreign
     currency transactions..................................       137,591
                                                                ----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $2,622,347
                                                                ----------
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $  104,458
                                                                ----------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........         8,333
                                                                ----------
NET ASSET VALUE PER SHARE--CLASS A..........................        $12.53
                                                                    ------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Period Ended June 30, 2000*
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................          76
Interest....................................................    $  2,884
                                                                --------
     Total investment income (net of nonrebatable foreign
      taxes withheld at source which amounted to $3,230)....       2,960
                                                                --------
EXPENSES:
  Management fee............................................       3,080
  Bookkeeping fee...........................................       2,656
  Distribution fee--Class B.................................         389
  Transfer agent fee........................................         738
  Audit fee.................................................       2,447
  Printing expense..........................................         144
  Trustees' expense.........................................         432
  Custodian fee.............................................         648
  Legal fee.................................................          72
  Miscellaneous expense.....................................         125
                                                                --------
     Total expenses.........................................      10,731
                                                                --------
Less:
  Expense reimbursable by Manager...........................      (6,374)
                                                                --------
Net expenses................................................       4,357
                                                                --------
Net investment loss.........................................      (1,397)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized losses on foreign currency transactions......     (22,405)
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency transactions..........     137,591
                                                                --------
Net increase in net assets resulting from operations........    $113,789
                                                                --------

* For the period from the commencement of operations May 30, 2000 to June 30, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Liberty Newport Japan Opportunities Fund, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                                PERIOD
                                                                 ENDED
                                                               JUNE 30,
                                                                 2000*
                                                              -----------
OPERATIONS:
  Net investment loss.......................................  $   (1,397)
  Net realized losses on foreign currency transactions......     (22,405)
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency transactions..........     137,591
                                                              ----------
Net increase in net assets resulting from operations........     113,789
                                                              ----------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................     100,000
                                                              ----------
  Proceeds from fund shares sold--Class B...................   2,408,558
                                                              ----------
Net increase in net assets resulting from fund share
  transactions..............................................   2,508,558
                                                              ----------
Total increase in net assets................................   2,622,347

NET ASSETS:
  Beginning of period.......................................          --
                                                              ----------
  End of period.............................................  $2,622,347
                                                              ----------
Accumulated net investment loss.............................  $   (1,397)
                                                              ----------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................       8,333
                                                              ----------
  Shares sold--Class B......................................     200,677
                                                              ----------

* For the period from the commencement of operations May 30, 2000 to June 30, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ACCOUNTING POLICIES

  ORGANIZATION--Newport Japan Opportunities Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager ) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. LASC has appointed Newport Fund Management. ("Newport"), an affiliate of LASC, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, Newport, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the contracts with similar maturities.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 1.20% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Newport a monthly sub-advisory fee equal to 1.00% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a distribution fee totaling 0.25% on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.85% of the Fund's average net assets.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the period ended June 30, 2000, purchases and sales of investments, other than short term obligations, were $2,426,179 and none, respectively.

Unrealized appreciation (depreciation) at June 30, 2000, based on cost of investments for both financial statements and federal income tax purposes was:

Gross unrealized appreciation       $181,611
Gross unrealized depreciation        (44,020)
                                    --------
  Net unrealized appreciation       $137,591
                                    --------

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Liberty Newport Japan Opportunities Fund, Variable Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)
                                                                  PERIOD
                                                                   ENDED
                                                                 JUNE 30,
                                                                 2000 ***
                                                                -----------
                                                                  CLASS A
                                                                -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $12.01
                                                                  ------
Net investment income (a)...................................      (0.07)
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................        0.59
                                                                  ------
Total from investment operations............................        0.52
                                                                  ------
Net asset value, end of period..............................      $12.53
                                                                  ------
TOTAL RETURN:
Total investment return (b)(c)..............................        4.33%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...........................      $  104
Ratio of expenses to average net assets (d)(e)..............        1.85%*
Ratio of net investment income to average net assets (d)....      (0.63)%*
Portfolio turnover ratio....................................           3%**

  * Annualized.

 ** Not annualized.

 *** For the period from commencement of operations May 30, 2000 to June 30, 2000.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.

 (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

 (e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 4.64% (annualized).

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

  Liberty S&P 500 Index Fund, Variable Series, seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. Companies.

FUND PERFORMANCE AS OF JUNE 30, 2000
Inception date............................    5/30/00
Assuming reinvestment of all distribution
cumulative total return since inception
6/1/00-6/30/00............................      3.08%
Net asset value per share on 6/30/00......    $12.38
Net asset value per share on 5/30/00......    $12.01

PORTFOLIO MANAGERS' DISCUSSION

  Tim O'Brien, a principal of State Street Global Advisors, is manager of the Fund.

WHAT WAS THE MARKET ENVIRONMENT?

  The Fund provided a total return of 3.08% for the period ending June 30, 2000. The Standard & Poor's 500 Composite Stock Price Index (S&P 500)(2) returned 2.47% for the same period.

  The S&P 500 Index saw some changes in leadership over the past few months with technology falling behind healthcare for the quarter. Technology returned 9.2% while Healthcare posted an index return of 22.7%. All the S&P pharmaceutical companies gained while Microsoft (3.2% of net assets) and it's well documented legal troubles dragged down tech stocks. Some of the best performing healthcare stocks for the second quarter were Cardinal Health (+61.37% 0.1% of net assets) and Eli Lilly (+59.90% 0.8% of net assets). Some of the worst performers for the quarter were tech stocks Citrix (-71.42% 0.03% of net assets), Novell (-67.69% 0.02% of net assets) and Qualcomm (-58.82% 0.3% of net assets). The market pounded Citrix and Novell after both firms announced that second quarter earnings would not meet expectations. Issues with Asian markets put downward pressure on Qualcomm stock price.

  The Fund's first month of performance was June and the sectors that performed strong in June were technology, health care and communication services. Technology returned 10.01% in June with strong performances from Siebel Systems (+39.8% 0.3% of net assets) and EMC (+32.3% 1% of net assets). The health care sector returned 9.35% for June and was led by Eli Lilly (+31.2%). Communication services returned 5.48% for June and was led by Nextel Communications (+32.2% 0.3% of net assets) and Worldcom (+21.9 1% of net assets).

WHAT WAS YOUR STRATEGY?

  As we began investing the Fund we decided to purchase only 378 names of the S&P 500. We call this an optimized strategy. Due to the size of the Fund, we invested in stocks that have the largest weighting within the index. We believe this will allow the Fund to closely replicate the performance of the S&P 500. As the Fund grows, we intend to move toward owning all 500 stocks that make up the S&P 500.

WHAT IS YOUR OUTLOOK?

  The recent moves by the Fed to forgo an additional rate hike at the last Fed meeting in June suggests that the impact of three previous rate hikes this year are starting to bear fruit in slowing the economy. The perception that the Fed is nearing the end of its tightening cycle and the minimal impact of US inflation on the economy could bode well for stocks in the second half of this year.

The primary risks involved with investing in the Fund include equity risk, market risk and tracking error risk. Unlike the S&P 500 Index, the Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 and the stocks held by the Fund may occasionally diverge.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 2000, and are subject to change. Total return performance includes the changes in share price and reinvestment of all distributions. Each index mentioned in the discussion in an unmanaged group of stocks that differ from the composition of the Fund; indexes are not available for direct investment.

(2)"Standard & Poor's(R)" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Liberty Funds Distributor, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

Performance numbers reflect all expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED)
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable
Series / June 30, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
COMMON STOCKS--94.8%
AGRICULTURE, FORESTRY & FISHING--0.1%
AGRICULTURE--CROPS
Nabisco Group Holdings
  Corp. .......................        133      $    3,450
                                                ----------
CONSTRUCTION--0.2%
HEAVY CONSTRUCTION-- NON BUILDING
  CONSTRUCTION
Halliburton Co. ...............        200           9,438
                                                ----------
FINANCE, INSURANCE & REAL ESTATE--12.7%
DEPOSITORY INSTITUTIONS--4.5%
AmSouth Bancorporation.........        200           3,150
BB&T Corp. ....................        127           3,032
Banc One Corp. ................        439          11,661
Bank of New York Co., Inc. ....        300          13,950
BankAmerica Corp. .............        700          30,100
Chase Manhattan Corp. .........        450          20,728
Comerica, Inc. ................        100           4,488
Fifth Third Bancorp............        100           6,325
First Union Corp. .............        400           9,925
Firstar Corp. .................        400           8,425
FleetBoston Financial Corp. ...        400          13,600
Golden West Financial Corp. ...        100           4,081
Huntington Bancshares
  Incorporated.................        100           1,581
J.P. Morgan & Co., Inc. .......        100          11,013
KeyCorp........................        200           3,525
MBNA Corp. ....................        300           8,138
National City Corp. ...........        235           4,010
Northern Trust Corp. ..........        100           6,506
PNC Bank Corp. ................        100           4,688
Regions Financial Corp. .......        100           1,988
Southtrust Corp. ..............        100           2,263
State Street Corp. ............        100          10,606
Summit Bancorp.................        100           2,463
Suntrust Banks, Inc. ..........        100           4,569
Synovus Financial Corp. .......        100           1,763
U.S. Bancorp...................        300           5,775
Union Planters Corp. ..........        100           2,794
Wachovia Corp. ................        100           5,425
Washington Mutual, Inc. .......        200           5,775
Wells Fargo & Co. .............        633          24,529
                                                ----------
                                                   236,876
                                                ----------
FINANCIAL SERVICES--0.1%
Cincinnati Financial Corp. ....        100           3,144
                                                ----------
INSURANCE AGENTS & BROKERS--0.2%
Marsh & McLennan Companies,
  Inc. ........................        100          10,444
                                                ----------
INSURANCE CARRIERS--4.5%
AFLAC, Inc. ...................        100           4,594
Aetna Life and Casualty Co. ...        100           6,419
Allstate Corp. ................        332           7,387

                                   SHARES         VALUE
                                ------------   ------------
American General Corp. ........        100      $    6,100
American International Group,
  Inc. ........................        600          70,500
Aon Corp. .....................        100           3,106
CIGNA Corp. ...................        100           9,350
Chubb Corp. ...................        100           6,150
Citigroup, Inc. ...............      1,338          80,615
Conseco, Inc. .................        148           1,443
HCA-The Healthcare Corp. ......        233           7,077
Humana, Inc. ..................        100             488
ITT Hartford Group, Inc. ......        100           5,594
Lincoln National Corp. ........        100           3,613
Mellon Financial Corp. ........        200           7,288
Safeco Corp. ..................        100           1,988
St. Paul Companies, Inc. ......        100           3,413
Torchmark Corp. ...............        100           2,469
United Healthcare Corp. .......        100           8,575
UnumProvident Corp. ...........        100           2,006
                                                ----------
                                                   238,175
                                                ----------
NONDEPOSITORY CREDIT INSTITUTIONS--1.7%
American Express Co. ..........        500          26,063
Associates First Capital
  Corp. .......................        300           6,694
Capital One Financial Corp. ...        100           4,463
Fannie Mae.....................        400          20,875
Freddie Mac....................        300          12,150
Household International,
  Inc. ........................        200           8,313
Providian Financial Corp. .....        100           9,000
Student Loan Marketing
  Association..................        100           3,744
                                                ----------
                                                    91,302
                                                ----------
SECURITY BROKERS & DEALERS--1.7%
Charles Schwab Corp. ..........        682          22,932
Franklin Resources, Inc. ......        100           3,038
Merrill Lynch & Co., Inc. .....        151          17,365
Morgan Stanley Dean Witter &
  Co. .........................        459          38,212
Paine Webber Group, Inc. ......        100           4,550
                                                ----------
                                                    86,097
                                                ----------
MANUFACTURING--51.6%
CHEMICALS & ALLIED PRODUCTS--11.5%
Abbott Laboratories............        600          26,738
Air Products & Chemicals,
  Inc. ........................        100           3,081
Allergan, Inc. ................        100           7,450
American Home Products
  Corp. .......................        524          30,785
Amgen, Inc. ...................        400          28,100
Avon Products, Inc. ...........        100           4,450
Biogen, Inc. ..................        100           6,450
Bristol-Myers Squibb Co. ......        800          46,600
Clorox Co. ....................        100           4,481
Colgate-Palmolive Co. .........        230          13,771
Dow Chemical Co. ..............        300           9,056

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable
Series / June 30, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
E.I. DuPont De-Nemours &
  Co. .........................        432      $   18,900
Ecolab, Inc. ..................        100           3,906
Eli Lilly & Co. ...............        434          43,346
Johnson & Johnson..............        558          56,846
Merck & Co., Inc. .............        937          71,798
Old Kent Financial Corp. ......        105           2,809
PPG Industries, Inc. ..........        100           4,431
Pfizer, Inc. ..................      2,490         119,508
Pharmacia Corp. ...............        500          25,844
Praxair, Inc. .................        100           3,744
Procter & Gamble Co. ..........        528          30,228
Rohm and Haas Co. .............        100           3,450
Schering-Plough Corp. .........        600          30,300
Sherwin-Williams Co. ..........        100           2,119
Union Carbide Corp. ...........        100           4,950
                                                ----------
                                                   603,141
                                                ----------
COMMUNICATIONS EQUIPMENT--4.3%
ADC Telecommunications, Inc.
  (a)..........................        100           8,388
Altera Corp. (a)...............        100          10,194
Comverse Technology, Inc.
  (a)..........................        100           9,300
Lucent Technologies, Inc. .....      1,284          76,077
Motorola, Inc. ................        900          26,156
Nortel Networks Corp. .........      1,160          79,170
Tellabs, Inc. (a)..............        200          13,688
The SABRE Group Holdings,
  Inc. ........................        100           2,850
                                                ----------
                                                   225,823
                                                ----------
ELECTRONIC MACHINERY, COMPONENTS &
  SUPPLIES--0.1%
Conexant Systems, Inc. (a).....        100           4,863
                                                ----------
ELECTRICAL INDUSTRIAL EQUIPMENT--4.2%
Emerson Electric Co. ..........        200          12,075
General Electric Co. ..........      3,957         209,721
                                                ----------
                                                   221,796
                                                ----------
ELECTRONIC & ELECTRICAL EQUIPMENT--1.0%
Advanced Micro Devices,
  Inc. ........................        100           7,725
Micron Technology, Inc. .......        200          17,613
Qualcomm, Inc. (a).............        300          18,000
Scientific-Atlanta, Inc. ......        100           7,450
                                                ----------
                                                    50,788
                                                ----------
ELECTRONIC COMPONENTS--5.2%
Analog Devices, Inc. (a).......        136          10,336
Intel Corp. ...................      1,347         180,077
LSI Logic Corp. (a)............        100           5,413
Linear Technology Corp. .......        100           6,394
Maxim Integrated Products, Inc.
  (a)..........................        100           6,794
Molex, Inc. ...................        100           4,813
National Semiconductor Corp.
  (a)..........................        100           5,675
Texas Instruments, Inc. .......        647          44,441
Xilinx, Inc. (a)...............        125          10,320
                                                ----------
                                                   274,263
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
FABRICATED METAL--0.4%
Crown Cork & Seal Co., Inc. ...        100      $    1,500
Danaher Corp. .................        100           4,944
Gillette Co. ..................        431          15,058
Newell Rubbermaid, Inc. .......        100           2,575
                                                ----------
                                                    24,077
                                                ----------
FOOD & KINDRED PRODUCTS--3.8%
Anheuser Busch Cos., Inc. .....        200          14,938
Archer Daniels Midland Co. ....        270           2,649
Bestfoods......................        100           6,925
Campbell Soup Co. .............        200           5,825
Coca Cola Co. .................      1,000          57,438
Coca-Cola Enterprises, Inc. ...        200           3,263
Conagra, Inc. .................        200           3,813
General Mills, Inc. ...........        125           4,781
Heinz (H.J.) Co. ..............        144           6,300
Hershey Foods, Corp. ..........        100           4,869
Kellogg Co. ...................        200           5,950
PepsiCo, Inc. .................        600          26,663
Philip Morris Companies,
  Inc. ........................        949          25,208
Quaker Oats Co. ...............        100           7,513
Ralston-Ralston Purina Group...        131           2,612
Sara Lee Corp. ................        400           7,725
The Seagram Co., Ltd. .........        200          11,600
                                                ----------
                                                   198,072
                                                ----------
FURNITURE & FIXTURES--0.1%
Leggett & Platt, Inc. .........        100           1,650
Masco Corp. ...................        200           3,613
                                                ----------
                                                     5,263
                                                ----------
LUMBER & WOOD PRODUCTS--0.1%
Georgia Pacific Corp. .........        100           2,625
Weyerhaeuser Co. ..............        100           4,300
                                                ----------
                                                     6,925
                                                ----------
MACHINERY & COMPUTER EQUIPMENT--10.2%
3Com Corp. (a).................        133           7,664
Apple Computer, Inc. ..........        200          10,475
Applied Materials, Inc. (a)....        300          27,188
Baker Hughes, Inc. ............        100           3,200
Cabletron Systems, Inc. (a)....        100           2,525
Caterpillar, Inc. .............        153           5,183
Ceridian Corp. (a).............        100           2,406
Cisco Systems, Inc. (a)........      2,764         175,687
Compaq Computer Corp. .........        700          17,894
Deere & Co. ...................        100           3,700
Dell Computer Corp. (a)........      1,032          50,891
Dover Corp. ...................        100           4,056
EMC Corp. (a)..................        800          61,550
Gateway, Inc. (a)..............        100           5,675
Hewlett-Packard Co. ...........        400          49,950
Ingersoll Rand Co. ............        100           4,025

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable
Series / June 30, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
International Business Machines
  Corp. .......................        726      $   79,542
Lexmark International Group,
  Inc. (a).....................        100           6,725
Pactiv Corp. (a)...............        100             788
Seagate Technology, Inc. (a)...        100           5,500
Silicon Graphics, Inc. (a).....        100             375
Solectron Corp. (a)............        230           9,631
Unisys Corp. (a)...............        125           1,820
                                                ----------
                                                   536,450
                                                ----------
MEASURING & ANALYZING INSTRUMENTS--2.0%
Agilent Technologies, Inc.
  (a)..........................        152          11,210
Baxter International, Inc. ....        100           7,031
Becton, Dickinson & Co. .......        100           2,869
Boston Scientific Corp., (a)...        200           4,388
Eastman Kodak Co. .............        140           8,330
Guidant Corp. .................        100           4,950
Honeywell International,
  Inc. ........................        300          10,106
KLA Instruments Corp. (a)......        100           5,856
Medtronic, Inc. ...............        500          24,906
PE Corp-PE Biosystems Group....        100           6,588
Raytheon Co. Class B...........        159           3,061
Teradyne, Inc. (a).............        100           7,350
Thermo Electron Corp. (a)......        100           2,106
Xerox Corp. ...................        300           6,225
                                                ----------
                                                   104,976
                                                ----------
MISCELLANEOUS MANUFACTURING--0.7%
Hasbro, Inc. ..................        100           1,506
Mattel, Inc. ..................        200           2,638
Tyco International Ltd. .......        700          33,163
                                                ----------
                                                    37,307
                                                ----------
OFFICE MACHINES--0.1%
Pitney Bowes, Inc. ............        100           4,000
                                                ----------
PAPER PRODUCTS--0.4%
Fort James Corp. ..............        100           2,313
Ikon Office Solutions, Inc. ...        100             388
International Paper Co. .......        200           5,963
Kimberly Clark Corp. ..........        232          13,311
                                                ----------
                                                    21,975
                                                ----------
PETROLEUM REFINING--4.0%
Chevron Corp. .................        300          25,444
Exxon Mobil Corp. .............      1,393         109,351
Phillips Petroleum Co. ........        100           5,069
Royal Dutch Petroleum Co. .....        867          53,375
Texaco, Inc. ..................        200          10,650
Tosco Corp. ...................        100           2,831
USX-Marathon Group.............        132           3,308
Unocal Corp. ..................        100           3,313
                                                ----------
                                                   213,341
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
PRIMARY METAL--0.3%
Alcan Aluminum Ltd. ...........        100      $    3,100
Alcoa, Inc. ...................        400          11,600
Bethlehem Steel Corp. (a)......        154             549
                                                ----------
                                                    15,249
                                                ----------
PRINTING & PUBLISHING--0.4%
Gannett Co., Inc. .............        100           5,981
Mcgraw-Hill Cos., Inc. ........        100           5,400
New York Times Co. Class A.....        100           3,950
Tribune Co. ...................        100           3,500
                                                ----------
                                                    18,831
                                                ----------
RUBBER & PLASTIC--0.2%
Goodyear Tire & Rubber Co. ....        100           2,000
Illinois Tool Works, Inc. .....        129           7,353
Nike, Inc., Class B............        100           3,981
                                                ----------
                                                    13,334
                                                ----------
STONE, CLAY, GLASS & CONCRETE--0.8%
Corning, Inc. .................        100          26,988
Minnesota Mining &
  Manufacturing Co. ...........        200          16,500
Owens-Illinois, Inc. (a).......        100           1,169
                                                ----------
                                                    44,657
                                                ----------
TOBACCO PRODUCTS--0.1%
Fortune Brands, Inc. ..........        100           2,306
UST, Inc. .....................        100           1,469
                                                ----------
                                                     3,775
                                                ----------
TRANSPORTATION EQUIPMENT--1.7%
Boeing Co. ....................        354          14,802
Dana Corp. ....................        100           2,119
Delphi Automotive Systems
  Corp. .......................        262           3,815
Ford Motor Co. ................        500          21,500
General Dynamics Corp. ........        100           5,225
General Motors Corp. ..........        200          11,613
Harley-Davidson, Inc. .........        100           3,850
Lockheed Martin Corp. .........        200           4,963
Rockwell International
  Corp. .......................        100           3,150
Textron, Inc. .................        100           5,431
United Technologies Corp. .....        200          11,775
VISTEON Corp. (a)..............         65             794
                                                ----------
                                                    89,037
                                                ----------
MINING & ENERGY--1.3%
CRUDE PETROLEUM & NATURAL GAS--0.4%
Anadarko Petroleum Corp. ......        100           4,931
Burlington Resources, Inc. ....        100           3,825
Conoco, Inc. Class B...........        245           6,018
Occidental Petroleum Corp. ....        184           3,876
                                                ----------
                                                    18,650
                                                ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable
Series / June 30, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
GOLD & SILVER MINING--0.1%
Barrick Gold Corp. ............        200      $    3,638
Newmont Mining Corp. ..........        100           2,163
Placer Dome, Inc. .............        150           1,434
                                                ----------
                                                     7,235
                                                ----------
METAL MINING--0.0%
Freeport-McMoRan Copper & Gold,
  Inc., Class B................        100             925
Homestake Mining Co. ..........        134             921
                                                ----------
                                                     1,846
                                                ----------
OIL & GAS EXTRACTION--0.1%
Transocean Sedco Forex,
  Inc. ........................        100           5,344
Union Pacific Resources Group,
  Inc. ........................        100           2,200
                                                ----------
                                                     7,544
                                                ----------
OIL & GAS FIELD SERVICES--0.7%
Enron Corp. ...................        300          19,350
Schlumberger Ltd. .............        200          14,925
                                                ----------
                                                    34,275
                                                ----------
RETAIL TRADE--6.0%
APPAREL & ACCESSORY STORES--0.5%
Kohl's Corp. (a)...............        128           7,120
Nordstrom, Inc. ...............        100           2,413
TJX Companies, Inc. ...........        126           2,363
The Gap, Inc. .................        343          10,719
The Limited, Inc. .............        279           6,033
                                                ----------
                                                    28,648
                                                ----------
AUTO DEALERS & GAS STATIONS--0.0%
AutoZone, Inc. (a).............        100           2,200
                                                ----------
BUILDING, HARDWARE & GARDEN SUPPLY--1.0%
Home Depot, Inc. ..............        900          44,944
Lowe's Companies, Inc. ........        152           6,242
                                                ----------
                                                    51,186
                                                ----------
FOOD STORES--0.5%
Albertson's, Inc. .............        200           6,650
Kroger Corp. (a)...............        334           7,369
Safeway, Inc. (a)..............        200           9,025
Winn-Dixie Stores, Inc. .......        100           1,431
                                                ----------
                                                    24,475
                                                ----------
GENERAL MERCHANDISE STORES--2.7%
Costco Cos., Inc. (a)..........        200           6,600
Dollar General Corp. ..........        130           2,535
Federated Department Stores,
  Inc. (a).....................        100           3,375
J.C. Penney Co., Inc. .........        130           2,397
Kmart Corp. ...................        200           1,363
May Department Stores Co. .....        143           3,432
Sears, Roebuck & Co. ..........        152           4,959

                                   SHARES         VALUE
                                ------------   ------------
Target Corp. ..................        200      $   11,600
Wal-Mart Stores, Inc. .........      1,796         103,495
                                                ----------
                                                   139,756
                                                ----------
HOME FURNISHINGS & EQUIPMENT--0.3%
Best Buy Co., Inc. (a).........        100           6,325
Circuit City Stores, Inc. .....        100           3,319
RadioShack Corp. ..............        100           4,738
                                                ----------
                                                    14,382
                                                ----------
MISCELLANEOUS RETAIL--0.6%
Bed Bath & Beyond, Inc. (a)....        100           3,625
CVS Corp. .....................        200           8,000
Office Depot, Inc. (a).........        129             806
Rite Aid Corp. ................        100             656
Staples, Inc. (a)..............        200           3,075
Toys R Us, Inc. (a)............        100           1,456
Walgreen Co. ..................        400          12,875
                                                ----------
                                                    30,493
                                                ----------
RESTAURANTS--0.4%
Darden Restaurants, Inc. ......        100           1,625
McDonald's Corp. ..............        537          17,687
Tricon Global Restaurants, Inc.
  (a)..........................        100           2,825
                                                ----------
                                                    22,137
                                                ----------
SERVICES--11.7%
AMUSEMENT & RECREATION--0.0%
Harrah's Entertainment, Inc.
  (a)..........................        100           2,094
                                                ----------
BUSINESS SERVICES--1.5%
Cendant Corp. (a)..............        300           4,200
Equifax, Inc. .................        100           2,625
Interpublic Group of Cos.,
  Inc. ........................        100           4,300
Omnicom Group, Inc. ...........        100           8,906
Sun Microsystems, Inc. (a).....        632          57,473
                                                ----------
                                                    77,504
                                                ----------
COMPUTER RELATED SERVICES--2.2%
America Online, Inc. (a).......        900          47,475
Automatic Data Processing,
  Inc. ........................        240          12,855
Computer Sciences Corp. (a)....        100           7,469
Electronic Data Systems
  Corp. .......................        200           8,250
First Data Corp. ..............        200           9,925
IMS Health, Inc. ..............        100           1,800
Network Appliance, Inc. (a)....        100           8,050
Parametric Technology Co.
  (a)..........................        100           1,100
Siebel Systems, Inc. (a).......        100          16,356
                                                ----------
                                                   113,280
                                                ----------
COMPUTER SOFTWARE--6.3%
BMC Software, Inc. (a).........        100           3,648
Citrix Systems, Inc. (a).......        100           1,894
Computer Associates
  International, Inc. .........        236          12,080

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable
Series / June 30, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
Compuware Corp. (a)............        142      $    1,473
Microsoft Corp. (a)............      2,107         168,560
Novell, Inc. (a)...............        126           1,166
Oracle Corp., (a)..............      1,139          95,747
PeopleSoft, Inc. (a)...........        100           1,675
VERITAS Software Corp. (a).....        200          22,603
Yahoo!, Inc. (a)...............        200          24,775
                                                ----------
                                                   333,621
                                                ----------
ENGINEERING, ACCOUNTING, RESEARCH &
  MANAGEMENT--0.2%
Dun & Bradstreet Corp. ........        100           2,863
Paychex, Inc. .................        138           5,796
                                                ----------
                                                     8,659
                                                ----------
HEALTH SERVICES--0.1%
HEALTHSOUTH Corp. (a)..........        200           1,438
Tenet Healthcare Corp. ........        138           3,726
                                                ----------
                                                     5,164
                                                ----------
HOTELS, CAMPS & LODGING--0.1%
Hilton Hotels Corp. ...........        157           1,472
Marriott International, Inc.,
  Class A......................        100           3,606
                                                ----------
                                                     5,078
                                                ----------
MOTION PICTURES--1.3%
The Walt Disney Co. ...........        800          31,050
Time Warner, Inc. .............        500          38,000
                                                ----------
                                                    69,050
                                                ----------
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS
  & SANITARY SERVICES--10.7%
AIR TRANSPORTATION--0.2%
AMR Corp. (a)..................        100           2,644
Delta Air Lines, Inc. .........        100           5,056
Southwest Airlines Co. ........        200           3,788
                                                ----------
                                                    11,488
                                                ----------
BROADCASTING--0.2%
Clear Channel Communications,
  Inc. ........................        131           9,825
                                                ----------
COMMUNICATIONS--0.9%
Alltel Corp. ..................        100           6,194
Inco Ltd. .....................        100           1,538
MIPS Technologies, Inc. (a)....         13             501
Viacom, Inc. Class B (a).......        600          40,913
                                                ----------
                                                    49,146
                                                ----------
ELECTRIC, GAS & SANITARY SERVICES--0.1%
Allied Waste Industries,
  Inc. ........................        100           1,000
Constellation Energy Group.....        100           3,256
Sempra Energy..................        100           1,700
                                                ----------
                                                     5,956
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
ELECTRIC SERVICES--1.8%
AES Corp. (a)..................        200      $    9,125
Ameren Corp. ..................        100           3,375
American Electric Power Co.,
  Inc. ........................        160           4,740
CP&L, Inc. (a).................        100           3,194
Cincinnati Gas & Electric
  Co. .........................        100           2,544
Consolidated Edison Co. of New
  York.........................        100           2,963
DTE Energy Co. ................        100           3,056
Dominion Resources, Inc. ......        100           4,288
Duke Energy Corp. .............        139           7,836
Edison International...........        138           2,829
Entergy Corp. .................        100           2,719
FPL Group, Inc. ...............        100           4,950
FedEx Corp. (a)................        100           3,800
FirstEnergy Corp. .............        100           2,338
Niagara Mohawk Holdings, Inc.
  (a)..........................        100           1,394
Northern States Power Co. .....        100           2,019
PG&E Corp. ....................        200           4,925
PP&L Resources, Inc. ..........        100           2,194
Peco Energy Co. ...............        100           4,031
Public Service Enterprise
  Group, Inc. .................        100           3,463
Reliant Energy, Inc. ..........        100           2,956
Southern Co. ..................        300           6,994
TXU Corp. .....................        100           2,950
Unicom Corp. ..................        100           3,869
                                                ----------
                                                    92,552
                                                ----------
GAS SERVICES--0.4%
Coastal Corp. .................        100           6,088
El Paso Energy Corp. ..........        100           5,094
The Williams Companies,
  Inc. ........................        200           8,338
                                                ----------
                                                    19,520
                                                ----------
RAILROAD--0.2%
Burlington Northern Santa Fe
  Corp. .......................        200           4,588
CSX Corp. .....................        100           2,119
Norfolk Southern Corp. ........        164           2,440
Union Pacific Corp. ...........        100           3,719
                                                ----------
                                                    12,866
                                                ----------
SANITARY SERVICES--0.1%
Waste Management, Inc. ........        261           4,959
                                                ----------
TELECOMMUNICATION--6.7%
AT&T Corp. ....................      1,281          40,512
Bell Atlantic Corp. ...........        600          30,488
BellSouth Corp. ...............        745          31,756
CenturyTel, Inc. ..............        100           2,875
Comcast Corp. Special Class
  A,...........................        400          16,200
GTE Corp. .....................        400          24,900

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable
Series / June 30, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
Global Crossing Ltd. (a).......        300      $    7,894
Mediaone Group, Inc. (a).......        247          16,333
Nextel Communications, Inc.
  Class A (a)..................        284          17,377
SBC Communications, Inc., Class
  A............................      1,370          59,179
Sprint Corp. ..................        348          17,748
Sprint Corp. (PCS Group) (a)...        337          20,052
US WEST, Inc. .................        200          17,150
WorldCom, Inc. (a).............      1,142          52,389
                                                ----------
                                                   354,853
                                                ----------
WATER TRANSPORTATION--0.1%
Carnival Corp. ................        254           4,953
WHOLESALE TRADE--0.5%                           ----------
DURABLE GOODS--0.0%
Genuine Parts Co. .............        100           2,000
                                                ----------
NONDURABLE GOODS--0.5%
Cardinal Health, Inc. .........        100           7,400
McKesson Corp. ................        100           2,094
Supervalu, Inc. ...............        100           1,906
Sysco Corp. ...................        130           5,476
Unilever NV ADR................        235          10,105
                                                ----------
                                                    26,981
TOTAL COMMON STOCKS (cost of $4,837,543)        ----------
  (b).......................................     4,989,245
                                                ----------

                                   PAR            VALUE
                                  --------      ----------
SHORT TERM OBLIGATIONS--4.2%
Repurchase agreement with SBC
  Warburg, LTD., dated 6/30/00,
  due 7/03/00 at 6.60%,
  collateralized by U.S.
  Treasury notes with various
  maturities to 2026, market
  value $224,618 (repurchase
  proceeds $220,121)...........   $220,000      $  220,000
                                                ----------
OTHER ASSETS & LIABILITIES, NET--1.0%.......        54,382
                                                ----------
NET ASSETS--100.0%..........................    $5,263,627
                                                ----------

 (a) Non-income producing.
 (b) Cost for federal income tax purposes is the same.

ACRONYM             NAME
-------             ----
  ADR    American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable
Series / June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost $4,837,543)...    $4,989,245
Short-term obligations......................................       220,000
Cash........................................................           555
Receivable for investments sold.............................         2,100
Receivable for fund shares sold.............................        52,890
Dividends and interest receivable...........................         3,655
Expense reimbursement due from Manager......................         8,362
Other.......................................................         5,149
                                                                ----------
     TOTAL ASSETS...........................................     5,281,956
                                                                ----------
LIABILITIES:
Accrued:
  Management fee............................................         2,090
  Bookkeeping fee...........................................         2,730
  Transfer agent fee........................................           758
Other.......................................................        12,751
                                                                ----------
     TOTAL LIABILITIES......................................        18,329
                                                                ----------
NET ASSETS..................................................    $5,263,627
                                                                ----------
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $5,104,145
  Undistributed net investment income.......................         7,765
  Accumulated net realized gains on investments.............            15
  Net unrealized appreciation on investments................       151,702
                                                                ----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $5,263,627
                                                                ----------
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $  103,190
                                                                ----------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........         8,333
                                                                ----------
NET ASSET VALUE PER SHARE--CLASS A..........................    $    12.38
                                                                ----------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Period Ended June 30, 2000*
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $  4,561
Interest....................................................       7,123
                                                                --------
     Total investment income (net of nonrebatable foreign
      taxes withheld which amounted to $3)..................      11,684
                                                                --------
EXPENSES:
  Management fee............................................       2,090
  Bookkeeping fee...........................................       2,730
  Distribution fee--Class B.................................       1,051
  Transfer agent fee........................................         758
  Audit fee.................................................       3,096
  Printing expense..........................................         576
  Trustees' expense.........................................         576
  Custodian fee.............................................         972
  Legal fee.................................................         144
  Miscellaneous expense.....................................         288
                                                                --------
     Total expenses.........................................      12,281
                                                                --------
Less:
  Expense reimbursable by Manager...........................      (8,362)
                                                                --------
Net expenses................................................       3,919
                                                                --------
Net investment income.......................................       7,765
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net realized gains on investments.........................          15
  Net change in unrealized appreciation/depreciation on
     investments............................................     151,702
                                                                --------
Net increase in net assets resulting from operations........    $159,482
                                                                --------

* For the period from the commencement of operations May 30, 2000 to June 30, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)
                                                                  PERIOD
                                                                   ENDED
                                                                 JUNE 30,
                                                                   2000*
                                                                -----------
OPERATIONS:
  Net investment income.....................................    $    7,765
  Net realized gains on investments.........................            15
  Net change in unrealized appreciation/depreciation on
     investments............................................       151,702
                                                                ----------
Net increase in net assets resulting from operations........       159,482
                                                                ----------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................       100,000
                                                                ----------
  Proceeds from fund shares sold--Class B...................     5,004,145
                                                                ----------
Net increase in net assets resulting from fund share
  transactions..............................................     5,104,145
                                                                ----------
Total increase in net assets................................     5,263,627
NET ASSETS:
  Beginning of period.......................................            --
                                                                ----------
  End of period.............................................    $5,263,627
                                                                ----------
Undistributed net investment income included in ending net
  assets....................................................    $    7,765
                                                                ----------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................         8,333
                                                                ----------
  Shares sold--Class B......................................       416,742
                                                                ----------

* For the period from the commencement of operations May 30, 2000 to June 30, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Liberty S&P 500 Index Fund ("the Fund"), a series of Liberty Variable Investment Trust, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The Fund's investment goal seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of the stocks of large U.S. companies. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.40% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.20% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for $27,000 per year plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a distribution fee totaling 0.25% on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses) exceed 0.75% of the Fund's average net assets.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the period ended June 30, 2000, purchases and sales of investments, other than short term obligations, were $4,839,699 and $2,171, respectively.

Unrealized appreciation (depreciation) at June 30, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation      $ 330,936
Gross unrealized depreciation       (179,234)
                                   ---------
  Net unrealized appreciation      $ 151,702
                                   ---------

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)
                                                                  PERIOD
                                                                   ENDED
                                                                 JUNE 30,
                                                                  2000***
                                                                -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $12.01
                                                                  ------
Net investment income (a)...................................        0.02
Net realized and unrealized gain on investments.............        0.35
                                                                  ------
Total from investment operations............................        0.37
                                                                  ------
Net asset value, end of period..............................      $12.38
                                                                ---------
TOTAL RETURN:
Total investment return (b)(c)..............................        3.08%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...........................      $  103
Ratio of expenses to average net assets (d)(e)..............        0.75%*
Ratio of net investment income to average net assets (d)....        1.48%*
Portfolio turnover ratio....................................           0%**

  * Annualized.

 ** Not annualized.

 *** For the period from commencement of operations May 30, 2000 to June 30, 2000.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.

 (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

 (e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 2.35% (annualized).

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Newport Tiger Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

  Newport Tiger Fund, Variable Series seeks total long-term capital appreciation.

FUND PERFORMANCE AS OF JUNE 30, 2000
Inception date............................    5/1/95
Assuming reinvestment of all distributions
six-month total return for Class A
shares....................................     (0.38)%
Net asset value per share on 6/30/00......     $2.61
Net asset value per share on 12/31/99.....     $2.62

PORTFOLIO MANAGERS' DISCUSSION

  Tim Tuttle and Linda Couch are portfolio co-managers of Newport Tiger Fund. Mr. Tuttle is president of Newport Fund Management, Inc. and Ms. Couch is a senior vice president of Newport.

WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE PAST SIX MONTHS?

  The first six months of 2000 included many important events that will have influence in the region for years to come. In May, the U.S. Congress voted in favor of permanent, normal trade relations with China--a decisive step towards China's long-sought entry into the World Trade Organization. The second quarter also saw the election of Chen Shui Bian, the opposition candidate, to the presidency of Taiwan. The market was expected to fall with the change in status quo, but instead it rose because Chen was conciliatory toward China, and China took a wait-and-see stance. Our investment in Taiwan has, to this point, been held back because of concerns about political risks and capital controls, so we will be watching the new administration with special interest.

WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

  The financial crisis of 1997-98 left a permanent imprint on Asia's investment landscape. Some Southeast Asian economies have not been able to reform themselves to meet the Fund's criteria of market liquidity and long-term growth in Gross Domestic Product (GDP). As a result, our positions in the Philippines and Malaysia have been reduced. Our attention has shifted to China and India. These two countries account for approximately 40% of the world's population, and they have been moving rapidly toward more open, free-market economy. Korea is another country whose macroeconomic growth would seem to indicate that it should hold a fully-weighted position in the portfolio. We have remained underweighted, however, as we hold out for restructuring and government reforms.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

  With the exception of Indonesia, the Philippines, Thailand and Malaysia, most of the Tiger countries of Asia have been building upon the recovery that began in 1998. Sovereign borders have been opening, triggering a new wave of merger and acquisition activity. Forecasts of GDP growth are being pushed upward throughout the region. And the capital markers themselves are being improved through better regulation and the rapid growth of available investment alternatives. With countries such as China and India taking active steps to become economically competitive, we anticipate that Asia will provide an exciting investment environment for years to come.

Investing in Newport Tiger Fund, Variable Series offers long-term growth potential; however, the net asset value of the Fund will fluctuate due to economic and political developments and currency fluctuations. Many of the Asian countries are considered emerging, which means there may be greater risks associated with investing there than in more developed countries. Because economic and market conditions change frequently, there can be no assurance that the trends described herein will come to pass or affect the performance of the Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 2000, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower. Funds that emphasize investments in smaller companies may experience greater price volatility.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED)
Liberty Variable Investment Trust: Newport Tiger Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                          COUNTRY
                          ABBREV.     SHARES         VALUE
                          -------   -----------   -----------
COMMON STOCKS--95.5%
FINANCE, INSURANCE & REAL ESTATE--33.2%
DEPOSITORY INSTITUTIONS--9.2%
DBS Bank Ltd. ...........  Si          188,638    $ 2,422,984
HSBC Holdings
  PLC (a)................  HK          146,794      1,682,681
Hang Seng Bank Ltd.......  HK           76,600        727,128
                                                  -----------
                                                    4,832,793
                                                  -----------
HOLDING COMPANIES--11.9%
Citic Pacific Ltd. ......  HK          343,000      1,795,167
Hutchison Whampoa Ltd. ..  HK          214,500      2,696,521
Singapore Technologies
  Engineering Ltd........  Si        1,205,000      1,770,880
                                                  -----------
                                                    6,262,568
                                                  -----------
REAL ESTATE--12.1%
Cheung Kong (Holdings)
  Ltd. ..................  HK          238,000      2,633,216
City Developments
  Ltd. ..................  Si          246,000        953,626
Sun Hung Kai Properties
  Ltd. ..................  HK          253,000      1,817,435
Swire Pacific Ltd.,
  Series A...............  HK          173,000      1,011,955
                                                  -----------
                                                    6,416,232
                                                  -----------
MANUFACTURING--12.6%
ELECTRONIC COMPONENTS--4.1%
Chartered Semiconductor
  Manufacturing Ltd. ADR
  (b)....................  Tw              300         27,000
Samsung Electronics......  Ko            4,900      1,621,757
United Microelectronics
  Corp., Ltd. ...........  Tw          180,000        500,895
                                                  -----------
                                                    2,149,652
                                                  -----------
MEASURING & ANALYZING INSTRUMENTS--0.1%
China Hong Kong Photo
  Products Holdings,
  Ltd. ..................  HK          460,000         57,237
                                                  -----------
PRINTING & PUBLISHING--4.1%
Singapore Press Holdings
  Ltd. ..................  Si          111,164      1,736,586
South China Morning Post
  Ltd. ..................  HK          584,000        453,230
                                                  -----------
                                                    2,189,816
                                                  -----------
MINING & ENERGY--4.3%
OIL & GAS EXTRACTION
  PetroChina Co., Ltd.,
  Class H................  HK       10,874,000      2,259,721
                                                  -----------

                          COUNTRY
                          ABBREV.     SHARES         VALUE
                          -------   -----------   -----------
RETAIL TRADE--5.5%
APPAREL & ACCESSORY STORES--3.7%
Esprit Holdings Ltd. ....  HK          456,000    $   473,806
Giordano International
  Ltd....................  HK          972,000      1,477,526
                                                  -----------
                                                    1,951,332
                                                  -----------
FOOD STORES--1.8%
President Chain Store
  Corp. .................  Tw          256,920        961,621
                                                  -----------
SERVICES--9.6%
COMPUTER RELATED SERVICES--2.9%
Datacraft Asia Ltd. .....  Si          120,640      1,061,632
Synnex Technology
  International Corp.....  Tw           86,000        461,839
                                                  -----------
                                                    1,523,471
                                                  -----------
COMPUTER SOFTWARE--6.7%
Infosys Technologies
  Ltd. ..................  In            4,331        806,919
NIIT Ltd. ...............  In            8,740        432,664
NIIT Ltd. ...............  In           11,318        560,286
Taiwan Semiconductor
  Manufacturing Company
  (b)....................  Tw          365,197      1,735,354
                                                  -----------
                                                    3,535,223
                                                  -----------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
  GAS & SANITARY SERVICES--22.2%
AIR TRANSPORTATION--2.0%
China Unicom
  Ltd. (b)...............  HK          498,000      1,057,250
                                                  -----------
COMMUNICATIONS--1.5%
Advanced Information
  Services...............  Th           63,200        786,876
                                                  -----------
ELECTRIC SERVICES--1.3%
Hong Kong Electric
  Holdings Ltd. .........  HK          222,000        714,788
                                                  -----------
GAS SERVICES--4.4%
Hong Kong & China Gas
  Co., Ltd. .............  HK        2,046,366      2,296,899
                                                  -----------
TELECOMMUNICATION--13.0%
Cable & Wireless HKT Ltd.
  (a)....................  HK          291,769        623,540
China Telecom Ltd. (a)...  HK          500,000      4,449,946
Korea Telecom Corp. ADR..  Ko           17,000        822,375
SK Telecom Co., Ltd. ....  Ko            3,000        982,149
                                                  -----------
                                                    6,878,010
                                                  -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Newport Tiger Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                         COUNTRY
                         ABBREV.     SHARES         VALUE
                         -------   -----------   -----------
WHOLESALE TRADE--12.4%
DURABLE GOODS
Johnson Electric
  Holdings Ltd. ........  HK          214,000    $ 2,024,540
Li & Fung Ltd...........  HK          902,000      4,512,546
                                                 -----------
                                                   6,537,086
                                                 -----------
TOTAL COMMON STOCKS
  (cost of $33,318,673) (c)...................    50,410,575
                                                 -----------

                                    PAR
                                ------------
SHORT-TERM OBLIGATIONS--5.5%
Federal Home Loan Bank Discount
  Note 4.38% 7/3/00 (d)........  $1,091,000      1,090,602
Repurchase agreement with SBC
  Warburg Ltd., dated 6/30/00,
  due 7/03/00 at 6.60%
  collateralized by U.S.
  Treasury notes with various
  maturities to 2026, market
  value $1,867,392 (repurchase
  proceeds $1,830,006).........   1,829,000      1,829,000
                                               -----------
TOTAL SHORT-TERM OBLIGATIONS................     2,919,602
                                               -----------
OTHER ASSETS & LIABILITIES, NET--(1.0)%.....      (591,808)
                                               -----------
NET ASSETS--100.0%..........................   $52,738,369
                                               -----------

(a) The value of this security represents fair value as determined in good faith under the direction of the Trustees.
(b) Non-income producing security.
(c) Cost for federal income tax purposes is the same.
(d) Rate represents yield as date of purchase

SUMMARY OF SECURITIES        COUNTRY
BY COUNTRY                   ABBREV.       VALUE       % OF TOTAL
---------------------        -------    -----------    ----------
Hong Kong                     HK        $32,765,132       65.0%
Singapore                     Si          7,945,708       15.8
Taiwan                        Tw          3,686,709        7.3
Korea                         Ko          3,426,281        6.8
Indonesia                     In          1,799,869        3.6
Thailand                      Th            786,876        1.5
                                        -----------      -----
                                        $50,410,575      100.0%
                                        -----------      -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

ACRONYM               NAME
-------               ----
 ADR       American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
Liberty Variable Investment Trust: Newport Tiger Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost
  $33,318,673)..............................................    $ 50,410,575
Short-term obligations......................................       2,919,602
Cash (including foreign currencies).........................          57,802
Dividends and interest receivable...........................          49,564
Other.......................................................         550,614
                                                                ------------
     TOTAL ASSETS...........................................      53,988,157
                                                                ------------
LIABILITIES:
Payable for fund shares repurchased.........................          31,062
Accrued:
  Management fee............................................           4,665
  Bookkeeping fee...........................................           1,875
  Transfer agent fee........................................             563
Other.......................................................       1,211,623
                                                                ------------
     TOTAL LIABILITIES......................................       1,249,788
                                                                ------------
NET ASSETS..................................................    $ 52,738,369
                                                                ------------
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $ 45,620,073
  Undistributed net investment income.......................         306,391
  Accumulated net realized losses on investments and foreign
     currency transactions..................................     (10,279,631)
  Net unrealized appreciation on investments and foreign
     currency transactions..................................      17,091,536
                                                                ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $ 52,738,369
                                                                ------------
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $ 52,731,499
                                                                ------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........      20,197,921
                                                                ------------
NET ASSET VALUE PER SHARE--CLASS A..........................           $2.61
                                                                ------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended June 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $ 527,670
Interest....................................................       58,557
                                                                ---------
     Total investment income (net of nonreclaimable foreign
      taxes withheld at source which amounted to $41,034)...      586,227
                                                                ---------
EXPENSES:
  Management fee............................................      219,335
  Distribution fee--Class B.................................           (a)
  Bookkeeping fee...........................................       13,650
  Transfer agent fee........................................        3,791
  Audit fee.................................................        9,873
  Printing expense..........................................          758
  Trustees' expense.........................................        3,748
  Custodian fee.............................................       23,478
  Legal fees................................................          584
  Miscellaneous expense.....................................        2,085
                                                                ---------
     Total expenses.........................................      277,302
                                                                ---------
Net investment income.......................................      308,925
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized losses on investments........................     (876,890)
  Net realized losses on foreign currency transactions......      (15,834)
  Net change in net unrealized appreciation/depreciation on
     investments and foreign currency transactions..........      788,927
                                                                ---------
Net increase in net assets resulting from operations........    $ 205,128
                                                                ---------

(a) Rounds to less than one.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                               SIX MONTHS         YEAR
                                                                 ENDED           ENDED
                                                                JUNE 30,      DECEMBER 31,
                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:
  Net investment income.....................................  $    308,925    $    509,050
  Net realized losses on investments........................      (876,890)     (1,183,535)
  Net realized losses on foreign currency transactions......       (15,834)         (2,826)
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency transactions..........       788,927      18,167,999
                                                              ------------    ------------
Net increase in net assets resulting from operations........       205,128      17,490,688
                                                              ------------    ------------
DISTRIBUTIONS DECLARED FROM:
  Net investment income.....................................            --        (298,594)
                                                              ------------    ------------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................    35,582,702      17,247,955
  Cost of fund shares repurchased--Class A..................   (29,180,847)    (12,269,355)
  Distributions reinvested--Class A.........................            --         298,594
                                                              ------------    ------------
                                                                 6,401,855       5,277,194
                                                              ------------    ------------
  Proceeds from fund shares sold--Class B...................         6,631              --
  Cost of fund shares repurchased--Class B..................            (2)             --
                                                              ------------    ------------
                                                                     6,629              --
                                                              ------------    ------------
Net increase in net assets resulting from fund share
  transactions..............................................     6,408,484       5,277,194
                                                              ------------    ------------
Total increase in net assets................................     6,613,612      22,469,288
NET ASSETS:
  Beginning of year.........................................    46,124,757      23,655,469
                                                              ------------    ------------
  End of year...............................................  $ 52,738,369    $ 46,124,757
                                                              ------------    ------------
Undistributed (overdistributed) net investment income
  included in ending net assets.............................  $    306,391    $     (2,534)
                                                              ------------    ------------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................    14,091,892       8,254,763
  Shares repurchased--Class A...............................   (11,478,180)     (5,851,258)
  Distributions reinvested--Class A.........................            --         118,962
                                                              ------------    ------------
                                                                 2,613,712       2,522,467
                                                              ------------    ------------
  Shares sold--Class B......................................         2,641              --
                                                              ------------    ------------

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Newport Tiger Fund, Variable Series (the Fund), a series of Liberty Variable Investment Trust, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek total long-term capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager ) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. LASC has appointed Newport Fund Management ("Newport"), an affiliate of LASC, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, Newport, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager, receives a monthly fee equal to 0.90% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Newport a monthly sub-advisory fee equal to 0.70% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a distribution fee totaling 0.25% on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--Effective May 30, 2000 the Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.75% of the Fund's average net assets.

For the period ended June 30, 2000, the Fund's operating expenses, as defined above, did not exceed the 1.75% expense limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2000, purchases and sales of investments, other than short term obligations, were $12,759,219 and $6,011,934, respectively.

Unrealized appreciation (depreciation) at June 30, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation    $19,269,382
Gross unrealized depreciation     (2,177,291)
                                 -----------
  Net unrealized appreciation    $17,092,091
                                 -----------

  CAPITAL LOSS CARRYFORWARDS--At December 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

            YEAR OF              CAPITAL LOSS
          EXPIRATION             CARRYFORWARD
          ----------             ------------
  2005                            $2,436,000
  2006                             5,726,000
  2007                             1,051,000
                                  ----------
                                  $9,213,000
                                  ----------

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------

                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                YEAR ENDED DECEMBER 31,           PERIOD ENDED
                                         JUNE 30,       ---------------------------------------   DECEMBER 31,
                                           2000          1999      1998       1997       1996        1995***
                                        -----------     -------   -------    -------    -------   -------------
                                          CLASS A
                                        -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...     $  2.62       $  1.57   $  1.71    $  2.52    $  2.28      $  2.00
                                          -------       -------   -------    -------    -------      -------
Net investment income (a)............        0.02          0.03      0.03       0.03       0.03         0.01
Net realized and unrealized gains
  (losses) on investments............       (0.03)         1.04     (0.14)     (0.81)      0.24         0.29
                                          -------       -------   -------    -------    -------      -------
Total from investment operations.....       (0.01)         1.07     (0.11)     (0.78)      0.27         0.30
                                          -------       -------   -------    -------    -------      -------
Less distributions:
  Dividends from net investment
     income..........................          --         (0.02)    (0.03)     (0.02)     (0.02)       (0.01)
  In excess of net investment
     income..........................          --            --        --      (0.01)        --        (0.01)
  Distributions from net realized
     gains...........................          --            --        --         --      (0.01)          --
                                          -------       -------   -------    -------    -------      -------
Total distributions..................          --         (0.02)    (0.03)     (0.03)     (0.03)       (0.02)
                                          -------       -------   -------    -------    -------      -------
Net asset value, end of year.........     $  2.61       $  2.62   $  1.57    $  1.71    $  2.52      $  2.28
                                          -------       -------   -------    -------    -------      -------
TOTAL RETURN:
Total investment return (b)..........       (0.38)%**     68.01%    (6.43)%   (31.14)%    11.73%       15.00%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)......     $52,731       $46,125   $23,655    $24,934    $34,642      $18,977
Ratio of expenses to average net
  assets (c).........................        1.13%*        1.21%     1.30%      1.25%      1.27%        1.75%*
Ratio of net investment income to
  average net assets (c).............        1.26%*        1.65%     2.16%      1.14%      1.20%        0.89%*
Portfolio turnover ratio.............          13%**         12%       16%        27%         7%          12%**

  * Annualized.

 ** Not annualized.

 *** For the period from the commencement of operations May 1, 1995 to December
     31, 1995.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) The benefits derived from custody credits and direct brokerage arrangements had no impact.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Rydex Financial Services Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

  Rydex Financial Services Fund, Variable Series, seeks capital appreciation.

FUND PERFORMANCE AS OF JUNE 30, 2000

Inception date............................    5/30/00
Assuming reinvestment of all distribution
cumulative total return since inception,
6/1/00-6/30/00............................     (4.08%)
Net asset value per share on 6/30/00......    $11.52
Net asset value per share on 5/30/00......    $12.01

PORTFOLIO MANAGERS' DISCUSSION

  Rydex Financial Services Fund, Variable Series and is managed by a team of professionals at PADCO Advisors II, Inc.

THE FUND BEGAN INVESTMENT OPERATIONS ON JUNE 1, 2000. WHAT WAS THE INVESTMENT ENVIRONMENT DURING THE FIRST MONTH?

  Performance among financial service stocks has suffered as a result of the series rate hikes since the end of June 1999. The last rate hike, a 50 basis point move, was at the last Federal Open Market Committee (FOMC) interest meeting in May. Prior to that move, the FOMC voted for four 25 basis point hikes at previous meetings. These hikes are perceived to negatively affect economic growth and the demand for credit. Within the banking industry, for example, this situation has raised the potential for slower loan growth in the near term as higher interest rates affect the desire to borrow. However, previous efforts within the banking industry to mitigate the risk of lending and interest rate swings through increased exposure to fee-based revenue should help to lessen the impact (more so for money center banks than their regional cousins). Additionally, the increased probability that interest rates are near their peaks bode well for financial issues. Recent legislative reforms are supportive of the longer-term, sector prospects. The repeal of the Glass-Steagall Act, which separated the activities of commercial banks, brokerages and insurance companies, provides opportunities for business line expansion and consolidation among the financial service companies. This act may accelerate a wave of takeovers, particularly in the insurance industry.

WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

  During the first month of operations, we focused on getting the Fund invested. We purchased companies that best represent the structure of the financial services sector. These are well-capitalized firms that have produced consistent earnings over time. These include insurance giant American International Group (X.X% of net assets) securities broker Morgan Stanley Dean Witter (X% of net assets), financial services firm American Express Co. (X% of net assets) and money center bank Bank of America Corp. (X% of net assets).

WHAT IS YOUR OUTLOOK?

  While the economy is still expanding at a strong pace, consumer spending and the economy's overall performance are starting to show signs of moderation. The Fed left U.S. interest rates unchanged at the June FOMC meeting in part because of May's weak employment report. We may be close to the end of the Fed's tightening cycle. We expect to continue to invest in the larger capitalized firms that have produced consistent earnings growth over time.

The Fund's primary risks include equity and market risk, as well as risk inherent in investing in the securities of a limited number of issuers conducting business in the financial services sector. As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 2000, and are subject to change. Total return performance includes the changes in share price and reinvestment of all distributions. Each index mentioned in the discussion in an unmanaged group of stocks that differ from the composition of the Fund; indexes are not available for direct investment.

Performance numbers reflect all expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED)
Liberty Variable Investment Trust: Rydex Financial Services Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
COMMON STOCKS--97.6%
FINANCE, INSURANCE & REAL ESTATE--97.6%
DEPOSITORY INSTITUTIONS--41.5%
Banc One Corp. ................      920         $ 24,437
Bank of New York Co., Inc. ....      510           23,714
BankAmerica Corp. .............    1,060           45,580
Chase Manhattan Corp. .........      870           40,073
Comerica, Inc. ................      300           13,462
Fifth Third Bancorp............      390           24,667
First Union Corp. .............      820           20,345
Firstar Corp. .................      700           14,744
FleetBoston Financial Corp. ...      590           20,060
J.P. Morgan & Co., Inc. .......      230           25,329
MBNA Corp. ....................      510           13,834
Northern Trust Corp. ..........      250           16,266
Southtrust Corp. ..............      500           11,313
State Street Corp. ............      120           12,728
Suntrust Banks, Inc. ..........      290           13,249
Wachovia Corp. ................      290           15,733
Washington Mutual, Inc. .......      820           23,678
Wells Fargo & Co. .............    1,190           46,113
                                                 --------
                                                  405,325
                                                 --------
FINANCIAL SERVICES--4.7%
AXA Financial. Inc. ...........      390           13,260
The Goldman Sachs Group,
  Inc. ........................      340           32,258
                                                 --------
                                                   45,518
                                                 --------
INSURANCE AGENTS & BROKERS--2.0%
Marsh & McLennan Companies,
  Inc. ........................      190           19,843
                                                 --------
INSURANCE CARRIERS--24.4%
American General Corp. ........      280           17,080
American International Group,
  Inc. ........................      860          101,050
CIGNA Corp. ...................      230           21,505
Chubb Corp. ...................      300           18,450

                                   SHARES         VALUE
                                ------------   ------------
Citigroup, Inc. ...............      810           48,803
Loews Corp. ...................      260         $ 15,600
Mellon Financial Corp. ........      440           16,033
                                                 --------
                                                  238,521
                                                 --------
NONDEPOSITORY CREDIT INSTITUTIONS--12.3%
American Express Co. ..........      940           48,998
Fannie Mae.....................      640           33,400
Freddie Mac....................      480           19,440
Household International,
  Inc. ........................      430           17,872
                                                 --------
                                                  119,710
                                                 --------
SECURITY BROKERS & DEALERS--12.7%
Charles Schwab Corp. ..........      895           30,094
Merrill Lynch & Co., Inc. .....      300           34,500
Morgan Stanley Dean Witter &
  Co. .........................      710           59,108
                                                 --------
                                                  123,702
                                                 --------
TOTAL COMMON STOCKS (cost of $995,137) (a)..      952,619
                                                 --------

                                    PAR
                                ------------
SHORT TERM OBLIGATIONS--1.2%
Repurchase agreement with SBC
  Warburg, LTD., dated 6/30/00,
  due 7/03/00 at 6.60%,
  collateralized by U.S.
  Treasury notes with various
  maturities to 2026, market
  value $12,252 (repurchase
  proceeds $12,007) ...........   $12,000          12,000
                                                 --------
OTHER ASSETS & LIABILITIES, NET--1.2%.......       11,263
                                                 --------
NET ASSETS--100.0%..........................     $975,882
                                                 --------

(a) Cost for federal income tax purposes is the same.

ACRONYM              NAME
-------              ----
 ADR      American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)
Liberty Variable Investment Trust: Rydex Financial Services Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost $995,137).....    $  952,619
Short-term obligations......................................        12,000
Cash........................................................           325
Dividends and interest receivable...........................         1,448
Expense reimbursement due from Manager......................         6,986
Receivable for fund shares sold.............................        13,348
                                                                ----------
     TOTAL ASSETS...........................................       986,726
                                                                ----------
LIABILITIES:
Payable for investments purchased...........................         3,314
Accrued:
  Management fee............................................           870
  Bookkeeping fee...........................................         2,729
  Transfer agent fee........................................           758
  Distribution fee--Class B.................................             4
Other.......................................................         3,169
                                                                ----------
     TOTAL LIABILITIES......................................        10,844
                                                                ----------
NET ASSETS..................................................    $  975,882
                                                                ----------
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $1,015,879
  Undistributed net investment income.......................         2,521
  Net unrealized depreciation on investments................       (42,518)
                                                                ----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $  975,882
                                                                ----------
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $   96,000
                                                                ----------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........         8,333
                                                                ----------
NET ASSET VALUE PER SHARE--CLASS A..........................    $    11.52
                                                                ----------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Period Ended June 30, 2000*
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $  2,144
Interest....................................................       1,246
                                                                --------
     Total investment income................................       3,390
                                                                --------
EXPENSES:
  Management fee............................................         870
  Bookkeeping fee...........................................       2,729
  Distribution fee--Class B.................................         187
  Transfer agent fee........................................         758
  Audit fee.................................................       2,448
  Printing expense..........................................         144
  Trustees' expense.........................................         396
  Custodian fee.............................................         252
  Legal fee.................................................          36
  Miscellaneous expense.....................................          35
                                                                --------
     Total expenses.........................................       7,855
                                                                --------
Less:
  Expense reimbursable by Manager...........................      (6,986)
                                                                --------
Net expenses................................................         869
                                                                --------
Net investment income.......................................       2,521
UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net change in unrealized appreciation/depreciation on
     investments............................................     (42,518)
                                                                --------
Net decrease in net assets resulting from operations........    $(39,997)
                                                                --------

* For the period from the commencement of operations May 30, 2000 to June 30, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Rydex Financial Services Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)
                                                                   PERIOD
                                                                   ENDED
                                                                  JUNE 30,
                                                                   2000*
                                                                ------------
OPERATIONS:
  Net investment income.....................................     $    2,521
  Net change in unrealized appreciation/depreciation on
     investments............................................        (42,518)
                                                                 ----------
Net decrease in net assets resulting from operations........        (39,997)
                                                                 ----------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................        100,000
                                                                 ----------
  Proceeds from fund shares sold--Class B...................        915,879
                                                                 ----------
Net increase in net assets resulting from fund share
  transactions..............................................      1,015,879
                                                                 ----------
Total increase in net assets................................        975,882
NET ASSETS:
  Beginning of period.......................................             --
                                                                 ----------
  End of period.............................................     $  975,882
                                                                 ----------
Undistributed net investment income included in ending net
  assets....................................................     $    2,521
                                                                 ----------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................          8,333
                                                                 ----------
  Shares sold--Class B......................................         76,372
                                                                 ----------

* For the period from the commencement of operations May 30, 2000 to June 30, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Rydex Financial Services Fund ("the Fund"), a series of Liberty Variable Investment Trust, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The Fund's investment goal is to seek capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.85% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.65% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for $27,000 per year plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a distribution fee totaling 0.25% on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.45% of the Fund's average net assets.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the period ended June 30, 2000, purchases and sales of investments, other than short term obligations, were $995,137 and none, respectively.

Unrealized appreciation (depreciation) at June 30, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation       $ 36,734
Gross unrealized depreciation        (79,252)
                                    --------
  Net unrealized depreciation       $(42,518)
                                    --------

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Rydex Financial Services Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)
                                                                  PERIOD
                                                                   ENDED
                                                                 JUNE 30,
                                                                  2000***
                                                                -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $12.01
                                                                  ------
Net investment income (a)...................................        0.03
Net realized and unrealized gain on investments.............       (0.69)
                                                                  ------
Total from investment operations............................       (0.66)
                                                                  ------
Net asset value, end of period..............................      $11.52
                                                                  ------
TOTAL RETURN:
Total investment return (b)(c)..............................       (4.08)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...........................      $   96
Ratio of expenses to average net assets (d)(e)..............        1.45%*
Ratio of net investment income to average net assets (d)....        1.85%*
Portfolio turnover ratio....................................           0%**

  * Annualized.

 ** Not annualized.

 *** For the period from commencement of operations May 30, 2000 to June 30, 2000.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.

 (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

 (e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 8.28% (annualized).

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Rydex Health Care Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

  Rydex Health Care Fund, Variable Series, seeks capital appreciation.

FUND PERFORMANCE AS OF JUNE 30, 2000

Inception date............................    5/30/00
Assuming reinvestment of all distribution
cumulative total return since inception
5/30/00-6/30/00...........................     10.41%
Net asset value per share on 6/30/00......    $13.26
Net asset value per share on 5/30/00......    $12.01

PORTFOLIO MANAGERS' DISCUSSION

  Rydex Health Care Fund, Variable Series is managed by a team of professionals at PADCO Advisors II, Inc.

THE FUND BEGAN INVESTMENT OPERATIONS ON JUNE 1, 2000. WHAT WAS THE INVESTMENT ENVIRONMENT DURING THE FIRST MONTH?

  The health care sector has done well recently. Drug companies marketing efforts and some real advances in medicine are accelerating earnings growth in the industry. Health care is also a defensive recession resistant industry in an environment of rising interest rates, which are intended to slow down the economy. Health care stocks beat the broader market in the second quarter led by drug makers Eli Lilly (5.9% of net assets, up 59.48%) which announced that it had finished testing a drug for the bloodstream infection called sepsis and Johnson and Johnson (7.5% of net assets, up 45.02%, which announced promising news on an Alzheimer's drug that they are testing. Biotech stocks, which make up approximately 9% of the Fund, enjoyed an explosive rally during June of 2000. This was mainly due to positive news in the area of genomic research. Francis Collins, director of the Human Genome Project and Craig Ventor, president of Celera Genomics Group, announced jointly that they had finished sequencing much of the human genome. The sequencing of the human genome is a step toward speeding the discovery of specific genes and proteins and may accelerate the development of new drugs to combat disease. Fund holdings Amgen, Inc. (3.8% of net assets), Biogen, Inc. (X% of net assets), Immunex Corp. (1.4% of net assets) and Genentech (1.9% of net assets) are biotech drug companies that all use genomic data in their research.

WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

  During the first month, we focused on getting the Fund invested. We picked companies that exhibited pure sector exposure taking into account sales, assets and earnings. These are companies in the health care sector that we feel exhibit current leadership, business momentum and market share.

WHAT IS YOUR OUTLOOK?

  Impending patent expirations and the impact of that on the profitability of drug companies is a concern, but the demographics appear to be very favorable for the health care industry. As the baby boom generation ages and life expectancies lengthen, we believe the demand for pharmaceuticals should increase. In addition, drug makers should benefit from a more industry-friendly FDA, which is reviewing new drugs more expeditiously. We plan to continue emphasizing larger, well-established companies with strong patented-protected drug portfolios and sound new product pipelines.

The Fund's primary risks include equity and market risk, as well as risk inherent in investing in the securities of a limited number of issuers conducting business in the financial services sector. As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 2000, and are subject to change. Total return performance includes the changes in share price and reinvestment of all distributions. Each index mentioned in the discussion in an unmanaged group of stocks that differ from the composition of the Fund; indexes are not available for direct investment.

Performance numbers reflect all expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED)
Liberty Variable Investment Trust: Rydex Health Care Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
COMMON STOCKS--99.2%
FINANCE, INSURANCE & REAL ESTATE--2.7%
DEPOSITORY INSTITUTIONS--0.5%
Sigma-Aldrich Corp. ...........      170        $    4,973
                                                ----------
INSURANCE CARRIERS--2.2%
HCA-The Healthcare Corp. ......      370            11,239
United Healthcare Corp. .......      160            13,720
                                                ----------
                                                    24,959
                                                ----------
MANUFACTURING--93.0%
CHEMICALS & ALLIED PRODUCTS--86.2%
Abbott Laboratories ...........      860            38,324
Allergan, Inc. ................      140            10,430
Alza Corp. (a) ................      110             6,504
American Home Products
  Corp. .......................      750            44,063
Amgen, Inc. ...................      590            41,448
AstraZeneca Group PLC ADR .....      700            32,550
Aventis S.A. ADR ..............      430            31,202
Biogen, Inc. ..................      140             9,030
Bristol-Myers Squibb Co. ......    1,060            61,745
Chiron Corp. (a) ..............      160             7,600
Eli Lilly & Co. ...............      650            64,919
Forest Laboratories, Inc.
  (a) .........................       80             8,080
Glaxo Wellcome PLC, ADR .......      970            56,078
Immunex Corp. (a) .............      310            15,326
Johnson & Johnson .............      810            82,519
MedImmune, Inc. (a) ...........      150            11,100
Merck & Co., Inc. .............    1,270            97,314
Millennium Pharmaceuticals,
  Inc. (a) ....................       70             7,831
Novartis ADR ..................    1,120            44,800
Pfizer, Inc. ..................    3,350           160,800
Pharmacia Corp. ...............      710            36,698
Schering-Plough Corp. .........      860            43,430
SmithKline Beecham PLC ADR ....      620            40,416
                                                ----------
                                                   952,207
                                                ----------
MEASURING & ANALYZING INSTRUMENTS--6.3%
Baxter International, Inc. ....      240            16,875
Biomet, Inc. ..................      160             6,150

                                   SHARES         VALUE
                                ------------   ------------
Boston Scientific Corp.,
  (a) .........................      190        $    4,167
Guidant Corp. .................      200             9,900
Medtronic, Inc. ...............      660            32,875
                                                ----------
                                                    69,967
                                                ----------
MISCELLANEOUS MANUFACTURING--0.5%
Stryker Corp. .................      120             5,250
                                                ----------
SERVICES--1.9%
ENGINEERING, ACCOUNTING, RESEARCH &
  MANAGEMENT
Genentech, Inc. ...............      120            20,640
                                                ----------
WHOLESALE TRADE -- 1.6%
NONDURABLE GOODS
Cardinal Health, Inc. .........      240            17,760
                                                ----------
TOTAL COMMON STOCKS (cost of $991,009)
  (b).......................................     1,095,756
                                                ----------

                                    PAR
                                ------------
SHORT TERM OBLIGATIONS--0.8%
Repurchase agreement with SBC
  Warburg, LTD., dated 6/30/00,
  due 7/03/00 at 6.60%,
  collateralized by U.S.
  Treasury notes with various
  maturities to 2026, market
  value $9,189 (repurchase
  proceeds $9,005).............    $9,000            9,000
                                                ----------
OTHER ASSETS & LIABILITIES, NET--0.0%.......            91
                                                ----------
NET ASSETS--100.0%..........................    $1,104,847
                                                ----------

(a) Non-income producing security.
(b) Cost for federal income tax purposes is the same.

ACRONYM              NAME
-------              ----
 ADR      American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)
Liberty Variable Investment Trust: Rydex Health Care Fund, Variable
Series / June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost $991,009).....    $1,095,756
Short-term obligations......................................         9,000
Cash........................................................           949
Dividends and interest receivable...........................           462
Expense reimbursement due from Manager......................         6,368
Other.......................................................             5
                                                                ----------
     TOTAL ASSETS...........................................     1,112,540
                                                                ----------
LIABILITIES:
Accrued:
  Management fee............................................         1,035
  Bookkeeping fee...........................................         2,730
  Transfer agent fee........................................           758
Other.......................................................         3,170
                                                                ----------
     TOTAL LIABILITIES......................................         7,693
                                                                ----------
NET ASSETS..................................................    $1,104,847
                                                                ----------
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $1,000,000
  Undistributed net investment income.......................           100
  Net unrealized appreciation on investments................       104,747
                                                                ----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $1,104,847
                                                                ----------
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $  110,485
                                                                ----------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........         8,333
                                                                ----------
NET ASSET VALUE PER SHARE--CLASS A..........................    $    13.26
                                                                ----------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Period Ended June 30, 2000*
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $    461
Interest....................................................       1,295
                                                                --------
     Total investment income................................       1,756
                                                                --------
EXPENSES:
  Management fee............................................       1,035
  Bookkeeping fee...........................................       2,730
  Distribution fee--Class B.................................         190
  Transfer agent fee........................................         758
  Audit fee.................................................       2,448
  Printing expense..........................................         144
  Trustees' expense.........................................         396
  Custodian fee.............................................         252
  Legal fee.................................................          36
  Miscellaneous expense.....................................          36
                                                                --------
     Total expenses.........................................       8,025
                                                                --------
Less:
  Expense reimbursable by Manager...........................      (6,369)
                                                                --------
Net expenses................................................       1,656
                                                                --------
Net investment income.......................................         100
UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net change in unrealized appreciation/depreciation on
     investments............................................     104,747
                                                                --------
Net increase in net assets resulting from operations........    $104,847
                                                                --------

* For the period from the commencement of operations May 30, 2000 to June 30, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Rydex Health Care Fund, Variable Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)
                                                                  PERIOD
                                                                   ENDED
                                                                 JUNE 30,
                                                                   2000*
                                                                -----------
OPERATIONS:
  Net investment income.....................................    $      100
  Net change in unrealized appreciation/depreciation on
     investments............................................       104,747
                                                                ----------
Net increase in net assets resulting from operations........       104,847
                                                                ----------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................       100,000
                                                                ----------
  Proceeds from fund shares sold--Class B...................       900,000
                                                                ----------
Net increase in net assets resulting from fund share
  transactions..............................................     1,000,000
                                                                ----------
Total increase in net assets................................     1,104,847
NET ASSETS:
  Beginning of period.......................................            --
                                                                ----------
  End of period.............................................    $1,104,847
                                                                ----------
Undistributed net investment income included in ending net
  assets....................................................    $      100
                                                                ----------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................         8,333
                                                                ----------
  Shares sold--Class B......................................        75,000
                                                                ----------

* For the period from the commencement of operations May 30, 2000 to June 30, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Rydex Health Care Fund ("the Fund"), a series of Liberty Variable Investment Trust, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The Fund's investment goal is to seek capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 1.00% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.80% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for $27,000 per year plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a distribution fee totaling 0.25% on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.60% of the Fund's average net assets.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the period ended June 30, 2000, purchases and sales of investments, other than short term obligations, were $991,009 and none, respectively.

Unrealized appreciation (depreciation) at June 30, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation       $107,615
Gross unrealized depreciation         (2,868)
                                    --------
  Net unrealized appreciation       $104,747
                                    --------

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Rydex Health Care Fund, Variable Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)
                                                                  PERIOD
                                                                   ENDED
                                                                 JUNE 30,
                                                                  2000***
                                                                -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $12.01
                                                                  ------
Net investment income (a)...................................          --
Net realized and unrealized gain on investments.............        1.18
                                                                  ------
Total from investment operations............................        1.18
                                                                  ------
Net asset value, end of period..............................      $13.26
                                                                  ------
TOTAL RETURN:
Total investment return (b)(c)..............................       10.41%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...........................      $  110
Ratio of expenses to average net assets (d)(e)..............        1.60%*
Ratio of net investment income to average net assets (d)....        0.59%*
Portfolio turnover ratio....................................           0%**

  * Annualized.

 ** Not annualized.

 *** For the period from commencement of operations May 30, 2000 to June 30, 2000.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.

 (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

 (e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 7.76% (annualized).

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Stein Roe Variable Investment Trust: Stein Roe Global Utilities Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

  Stein Roe Global Utilities Fund, Variable Series, seeks current income and long-term growth of capital and income.

FUND PERFORMANCE AS OF JUNE 30, 2000

CLASS                                 A        B(1)
-----                               ------    ------
Inception Date....................  7/1/93    6/1/00
Six-month total return............    0.52%     0.52%
Net asset value per share
  6/30/00.........................  $17.24    $17.24
Net asset value per share
  12/31/99........................  $17.15        --

PORTFOLIO MANAGERS' DISCUSSION

  Ophelia Barsketis and Deborah Jansen are co-managers of Stein Roe Global Utilities Fund. Ophelia Barsketis is a Managing Director and Deborah Jansen is a Senior Vice President of Newport Pacific Management.

WHAT WAS THE INVESTMENT ENVIRONMENT LIKE FOR THE FUND?

  With the global equity market showing signs of a slowdown from the gains of 1999, utility sectors have also been negatively affected. Slowing in the U.S. market has created adverse effects worldwide, creating a cautious and challenging international investing environment. In particular, companies in the volatile technology, media, and telecommunications sectors have taken a turn for the worse in the first half of 2000. Since market trends affected these sectors as a whole without regard to the quality or management of the individual companies, Fund performance has been negatively affected by holdings in these sectors. However, we believe that the Fund is positioned in quality growth companies and will benefit from these holdings over the long term.

WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

  As a true utility fund, the Fund invests in water, gas, electric, and telecommunications companies, as well as major suppliers to these companies. We favor the independent power companies and telecommunications companies both in the U.S. and abroad. Further, our goal is strong capital appreciation, rather than focusing on short-term yield. We seek to own stock in quality companies with sound management, rather than focusing the Fund's holdings in a particular country.

  Investing with a global perspective allows us to benefit from companies that operate in multiple economies. We seek to own stock in a diverse range of growing companies with sound management, rather than focus the fund's holdings in a particular country or utility subsector.

WHAT IS YOUR OUTLOOK?

  The market perception of utilities companies has not kept up with the changes that utilities as a whole have experienced. While utilities were hurt by rising interest rates, they are less sensitive to interest rate fluctuations than other sectors. Rather, utilities are sensitive to changes in local regulation around the globe. While utilities stock prices have been hurt by rising interest rates, they are less sensitive to interest rate fluctuations than in the past. Utilities are most sensitive to changes in local regulation, which creates uncertainty. We have minimized Fund holdings in companies where the regulatory outlook is particularly risky, instead focusing on companies that are benefitting from new technology and growing markets in the U.S. and around the world. We believe these companies will reward investors over the longer term despite a difficult environment in 2000.

International investing offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by political, business and economic conditions, as well as by currency fluctuations.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 2000, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

1 Class B share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED)
Stein Roe Variable Investment Trust: Stein Roe Global Utilities Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                       COUNTRY
                       ABBREV.      SHARES         VALUE
                       -------   ------------   ------------
COMMON STOCKS--97.1%
MANUFACTURING--17.5%
COMMUNICATIONS EQUIPMENT--8.1%
Nokia Oyj ADR.........              58,200      $  2,906,363
Telefon LM Ericsson...             189,820         3,796,403
Tellabs, Inc. ........              40,900         2,799,094
                                                ------------
                                                   9,501,860
                                                ------------
ELECTRONIC & ELECTRICAL EQUIPMENT--2.9%
Alcatel Alsthom
  Compagnie Generale
  d'Electricite.......              50,600         3,364,900
                                                ------------
FOOD & KINDRED PRODUCTS--1.2%
Petroleo Brasileiro
  SA..................   Bz         47,800         1,442,470
                                                ------------
MISCELLANEOUS MANUFACTURING--1.9%
Tyco International
  Ltd. ...............              46,500         2,202,938
                                                ------------
TOBACCO PRODUCTS--0.9%
Grupo Carso SA Series
  A-1.................   Mx        300,400         1,066,472
                                                ------------
MINING & ENERGY--2.5%
OIL & GAS FIELD
  SERVICES
Enron Corp. ..........              45,800         2,954,100
                                                ------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
  GAS & SANITARY SERVICES--79.6%
BROADCASTING--3.1%
Grupo Televisa SA
  GDR.................              52,300         3,605,431
                                                ------------
ELECTRIC, GAS & SANITARY SERVICES--6.6%
Calpine Corp. ........              50,600         3,326,950
Constellation Energy
  Group...............              64,700         2,106,794
Dynegy Inc. ..........              33,200         2,267,975
                                                ------------
                                                   7,701,719
                                                ------------
ELECTRIC SERVICES--13.0%
AES Corp. ............              78,000         3,558,750
Montana Power Co. ....              49,100         1,733,843
National Grid Group
  PLC.................   UK        266,100         2,106,443
Peco Energy Co. ......              51,000         2,055,938
Pinnacle West Capital
  Corp. ..............              65,500         2,218,812
Scottish Power PLC
  ADR.................             103,900         3,474,156
                                                ------------
                                                  15,147,942
                                                ------------

                       COUNTRY
                       ABBREV.      SHARES         VALUE
                       -------   ------------   ------------
GAS SERVICES--7.2%
El Paso Energy
  Corp. ..............              50,500      $  2,572,344
Kinder Morgan Energy
  Partners, L.P. .....              84,100         3,358,744
The Williams
  Companies, Inc. ....              59,400         2,476,238
                                                ------------
                                                   8,407,326
                                                ------------
TELECOMMUNICATION--49.7%
AT&T Corp. ...........              30,750           972,469
AT&T Wireless Group...              96,300         2,684,363
BroadWing, Inc. ......              82,500         2,139,843
COLT Telecom Group
  ADR.................              20,300         2,753,188
China Mobile Hong Kong
  Ltd. ADR............              15,100         2,684,968
Cox Communications,
  Inc. Class A........              51,500         2,346,469
Embratel Participacoes
  SA ADR..............              49,100         1,159,988
Korea Telecom Corp.
  ADR.................              68,400         3,308,850
Level 3
  Communications,
  Inc. ...............              26,100         2,296,800
WorldCom, Inc. .......              48,400         2,220,350
Metromedia Fiber
  Network, Inc. Class
  A...................              73,800         2,928,937
NTL, Inc. ............              29,300         1,754,338
Nippon Telegraph &
  Telephone Corp......   Ja            155         2,061,403
SBC Communications,
  Inc., Class A.......              50,939         2,203,112
Sonera Group Oyj......   Fi         65,800         2,999,776
Sprint Corp. .........              53,700         2,738,700
Sprint Corp. (PCS
  Group)..............              41,900         2,493,050
Tele Danmark A/S
  ADR.................              58,000         1,972,000
Tele Norte Leste
  Participacoes SA
  ADR.................             147,153         3,476,490
Telecom Corp. of New
  Zealand ADR.........              64,600         1,816,874
Telefonica de
  Espana..............              48,612         3,114,206
Telefonos de Mexico
  SA..................              18,000         1,028,250
US WEST, Inc. ........              31,000         2,658,250
Vodafone AirTouch PLC
  ADR.................              72,400         3,000,075
Western Wireless Corp.
  Class A.............              22,700         1,237,150
                                                ------------
                                                  58,049,899
                                                ------------
TOTAL COMMON STOCKS
  (cost of $87,938,618)......................    113,445,057
                                                ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Stein Roe Variable Investment Trust: Stein Roe Global Utilities Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                   PAR           VALUE
                               ------------   ------------
SHORT-TERM OBLIGATIONS--2.7%
Repurchase agreement with SBC
  Warburg Ltd., dated 6/30/00,
  due 7/03/00 at 6.60%,
  collateralized by U.S.
  Treasury notes with various
  maturities to 2026, market
  value of $3,199,785
  (repurchase proceeds
  $3,135,224).................  $3,134,000    $  3,134,000
                                              ------------
OTHER ASSETS & LIABILITIES, NET--0.2%......        183,437
                                              ------------
NET ASSETS--100.0%.........................   $116,762,494
                                              ------------

(a) Non-income producing security.
(b) Cost for federal income tax purposes is the same.

                                                 % OF TOTAL
SUMMARY OF SECURITIES   COUNTRY                  SECURITIES
     BY COUNTRY         ABBREV.      VALUE        AT VALUE
---------------------   -------   ------------   ----------
United States                     $103,768,493      91.4%
Finland                 EU/Fi        2,999,776       2.7
United Kingdom            UK         2,106,443       1.9
Japan                     Ja         2,061,403       1.8
Brazil                    Bz         1,442,470       1.3
Mexico                    Mx         1,066,472       0.9
                                  ------------     -----
                                  $113,445,057     100.0%
                                  ------------     -----

    Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


ACRONYM              NAME
-------              ----
 ADR      American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)
Stein Roe Variable Investment Trust: Stein Roe Global Utilities Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost
  $87,938,618)..............................................    $113,445,057
Short-term obligations......................................       3,134,000
Cash (including foreign currencies).........................             625
Dividends, tax reclaims and interest receivable.............         121,313
Other.......................................................         321,268
                                                                ------------
     TOTAL ASSETS...........................................     117,022,263
                                                                ------------
LIABILITIES:
Payable for fund shares repurchased.........................         167,127
Accrued:
  Management fee............................................           5,267
  Bookkeeping fee...........................................           3,753
  Transfer agent fee........................................             597
Other.......................................................          83,025
                                                                ------------
     TOTAL LIABILITIES......................................         259,769
                                                                ------------
NET ASSETS..................................................    $116,762,494
                                                                ------------
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $ 79,389,240
  Undistributed net investment income.......................         446,025
  Accumulated net realized gains on investments and foreign
     currency transactions..................................      11,424,179
  Net unrealized appreciation on investments and foreign
     currency transactions..................................      25,503,050
                                                                ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $116,762,494
                                                                ------------
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $116,761,378
                                                                ------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........       6,771,250
                                                                ------------
NET ASSET VALUE PER SHARE--CLASS A..........................          $17.24
                                                                ------------
NET ASSETS APPLICABLE TO CLASS B SHARES.....................          $1,116
                                                                ------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........              64
                                                                ------------
NET ASSET VALUE PER SHARE--CLASS B..........................          $17.24
                                                                ------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended June 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $    772,600
Interest....................................................          94,234
                                                                ------------
     Total investment income................................         866,834
                                                                ------------
EXPENSES:
  Management fee............................................         369,458
  Bookkeeping fee...........................................          24,898
  Distribution fee--Class B.................................               1
  Transfer agent fee........................................           3,722
  Audit fee.................................................          10,920
  Printing expense..........................................           1,456
  Trustees' expense.........................................           5,096
  Custodian fee.............................................           5,824
  Legal fee.................................................             364
  Miscellaneous expense.....................................           1,022
                                                                ------------
     Total expenses.........................................         422,761
                                                                ------------
Net investment income.......................................         444,073
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized gains on investments.........................      11,418,509
  Net realized losses on foreign currency transactions......         (14,241)
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency transactions..........     (11,257,644)
                                                                ------------
Net increase in net assets resulting from operations........    $    590,697
                                                                ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Variable Investment Trust: Stein Roe Global Utilities Fund, Variable Series
--------------------------------------------------------------------------------

                                                                  (UNAUDITED)
                                                                   SIX MONTHS           YEAR
                                                                     ENDED             ENDED
                                                                    JUNE 30,        DECEMBER 31,
                                                                      2000              1999
                                                                ----------------    ------------
OPERATIONS:
  Net investment income.....................................      $    444,073      $  1,632,753
  Net realized gains on investments.........................        11,418,509         2,747,822
  Net realized losses on foreign currency transactions......           (14,241)          (80,192)
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency transactions..........       (11,257,644)       19,787,517
                                                                  ------------      ------------
Net increase in net assets resulting from operations........           590,697        24,087,900
                                                                  ------------      ------------
DISTRIBUTIONS DECLARED FROM:
  Net investment income.....................................                --        (1,427,277)
  Net realized gains........................................                --        (1,796,627)
                                                                  ------------      ------------
Total distributions.........................................                --        (3,223,904)
                                                                  ------------      ------------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................        13,477,118        27,129,355
  Cost of fund shares repurchased--Class A..................        (7,456,298)      (12,253,422)
  Distributions reinvested--Class A.........................                --         3,223,903
                                                                  ------------      ------------
                                                                     6,020,820        18,099,836
                                                                  ------------      ------------
  Proceeds from fund shares sold--Class B...................             1,000                --
                                                                  ------------      ------------
Net increase in net assets resulting from fund share
  transactions..............................................         6,021,820        18,099,836
                                                                  ------------      ------------
Total increase in net assets................................         6,612,517        38,963,832
NET ASSETS:
  Beginning of year.........................................       110,149,977        71,186,145
                                                                  ------------      ------------
  End of year...............................................      $116,762,494      $110,149,977
                                                                  ------------      ------------
Undistributed net investment income included in ending net
  assets....................................................      $    446,025      $      1,952
                                                                  ------------      ------------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................           775,145         1,873,661
  Shares repurchased--Class A...............................          (424,895)         (827,630)
  Distributions reinvested--Class A.........................                --           200,616
                                                                  ------------      ------------
                                                                       350,250         1,246,647
                                                                  ------------      ------------
  Shares sold--Class B......................................                64                --
                                                                  ------------      ------------

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES.

  ORGANIZATION--Stein Roe Global Utilities Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and long-term growth of capital and income. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager ) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Stein Roe & Farnham Incorporated ("Stein Roe") provides sub-advisory services. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, Stein Roe, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data reflects the distribution fee applicable to Class B shares only.

Class B ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.65% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Stein Roe a monthly sub-advisory fee equal to 0.45% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a distribution fee totaling 0.25% on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of 12b-1 fees, brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the Fund's average net assets.

For the six months ended June 30, 2000, the Fund's operating expenses, as defined above, did not exceed the 1.00% expense limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2000, purchases and sales of investments, other than short term obligations, were $46,134,312 and $42,007,459, respectively.

Unrealized appreciation (depreciation) at June 30, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation     $30,549,208
Gross unrealized depreciation      (5,042,769)
                                  -----------
  Net unrealized appreciation     $25,506,439
                                  -----------

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Variable Investment Trust: Stein Roe Global Utilities Fund, Variable Series
--------------------------------------------------------------------------------

                                 (UNAUDITED)   (UNAUDITED)
                                 SIX MONTHS      PERIOD
                                    ENDED         ENDED
                                  JUNE 30,      JUNE 30,
                                    2000          2000                         YEAR ENDED DECEMBER 31,
                                 -----------   -----------   ------------------------------------------------------------
                                   CLASS A     CLASS B***      1999         1998         1997         1996         1995
                                 -----------   -----------   --------      -------      -------      -------      -------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................    $  17.15       $16.50      $  13.76      $ 11.92      $ 10.70      $ 10.50      $  8.11
                                  --------       ------      --------      -------      -------      -------      -------
Net investment income (a).....        0.07         0.02          0.28         0.24         0.46         0.46         0.46
Net realized and unrealized
  gains on investments........        0.02         0.72          3.63         1.93         2.62         0.23         2.39
                                  --------       ------      --------      -------      -------      -------      -------
Total from investment
  operations..................        0.09         0.74          3.91         2.17         3.08         0.69         2.85
                                  --------       ------      --------      -------      -------      -------      -------
Less distributions:
  Dividends from net
    investment income.........          --           --         (0.23)       (0.21)       (0.48)       (0.49)       (0.46)
  In excess of net investment
    income....................          --           --            --        (0.01)          --           --           --
  Distributions from net
    realized gains............          --           --         (0.29)       (0.11)       (1.38)          --           --
                                  --------       ------      --------      -------      -------      -------      -------
Total distributions...........          --           --         (0.52)       (0.33)       (1.86)       (0.49)       (0.46)
                                  --------       ------      --------      -------      -------      -------      -------
Net asset value, end of
  year........................    $  17.24       $17.24      $  17.15      $ 13.76      $ 11.92      $ 10.70      $ 10.50
                                  --------       ------      --------      -------      -------      -------      -------
TOTAL RETURN:
Total investment return (b)...        0.52%**      4.48%**      28.63%       18.33%       28.75%        6.53%       35.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (000's).....................    $116,761       $    1      $110,150      $71,186      $54,603      $47,907      $51,597
Ratio of expenses to average
  net assets (c)..............        0.74%*       0.99%*        0.77%        0.82%(c)     0.83%(c)     0.81%(c)     0.83%(c)
Ratio of net investment income
  to average net assets (c)...        0.78%*       0.53%*        1.91%        1.90%(c)     3.96%(c)     4.36%(c)     4.98%(c)
Portfolio turnover ratio......          38%**        38%**         52%          53%          89%          14%          18%

  * Annualized.

 ** Not annualized.

 *** Class B shares were initially offered on June 1, 2000. Per share data reflects activity from that date.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Stein Roe Variable Investment Trust: Stein Roe Balanced Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

  Stein Roe Balanced Fund, Variable Series, seeks high total investment return, consistent with reasonable investment risk, by investing primarily in a diversified portfolio of common stocks, securities convertible to common stock, bonds, and cash.

FUND PERFORMANCE AS OF JUNE 30, 2000

Inception Date............................    1/1/89
Assuming reinvestment of all distributions
six-month total return for Class A
shares....................................      1.82%
Net asset value per share on 6/30/00......    $16.82
Net asset value per share on 12/31/99.....    $17.80

PORTFOLIO MANAGERS' DISCUSSION

  Harvey B. Hirschhorn, executive vice president, chief economist, and investment strategist of Stein Roe & Farnham Incorporated, is portfolio manager of Stein Roe Balanced Fund, Variable Series.

WHAT WAS THE INVESTMENT ENVIRONMENT LIKE FOR THE FUND?

  With the economy continuing to post strong gains and early signs of inflation becoming evident, interest rate increases continued through the period. This trend exerted negative influence on the long-term bond market. However, a number of economic indicators point toward a slowing of the economy in general, though probably not enough to satisfy the Fed. While stocks in the volatile technology and telecommunications sectors continued to perform strongly in early 2000, both experienced a sharp decline in March. Consequently, investors turned to less volatile, more reasonably valued sectors. Valuations in the non-technology sector of the market increased following this decline.

WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

  The Portfolio includes stocks, bonds, and cash. When the period began, the allocation to cash was above normal for two reasons: we were feeling somewhat tenuous about the stock market as a whole and a sizable portion of the stock portfolio was invested in the more volatile technology sector. The higher cash level helped to balance this risk. As the broad stock market improved, we put the cash to work in equities and diversified away from technology, investing instead in foreign stocks and domestic stocks in areas that had been laggard, such as financial services and health care. This exposure provided some support for the portfolio when technology and telecommunications stocks declined sharply in March.

  During the second quarter, we took advantage of the weakness in technology stocks to make initial investments in several "new economy" companies such as Brocade Communications, Broadcom, Siebel Systems, and Veritas (0.31%, 0.37%, 0.28%, and 0.25% of net assets, respectively). The Fund also invested in several IPO's during the quarter, including positions in two Chinese companies, Petrochina and China Unicom (0.44% and 0.13% of net assets, respectively.)

  With regard to the fixed-income portion of the Fund, new investments primarily went to Treasurys in the first quarter, though we reduced our exposure to Treasurys early in the second quarter. Although the Treasury market began to recover toward the end of the period, we maintained our holdings in corporate securities and mortgages.

WHAT IS YOUR OUTLOOK?

Looking forward, we anticipate a moderation in economic growth of about 3-3.5%, with inflation holding steady in the 2.5-3% range. In this environment, we will likely remain underweighted in fixed income securities, and may shift some of our equity investments toward "old economy" beneficiaries of the new technologies.

The value and returns earned on an investment in the Fund may be affected by stock market fluctuations. Investing in smaller-cap stocks may include liquidity risks as well. Changes in interest rates, changes in the financial strength of issuers of lower-rated bonds, foreign, political and economic developments also may affect Fund performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 2000, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED)
Stein Roe Variable Investment Trust: Stein Roe Balanced Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                        COUNTRY     SHARES         VALUE
                        -------   -----------   ------------
COMMON STOCKS--59.0%
FINANCE, INSURANCE & REAL ESTATE--7.8%
DEPOSITORY INSTITUTIONS--2.0%
BankAmerica Corp. .....              32,000     $  1,376,000
Bayerische
  HypoVereinsbank......  G           18,400        1,196,340
Chase Manhattan
  Corp. ...............              24,000        1,105,500
Royal Bank of Scotland
  Group PLC............  UK         178,308        2,973,850
The Bank of Tokyo-
  Mitsubishi, Ltd.
  ADR..................  Ja          50,000          606,250
Wells Fargo & Co. .....              25,000          968,750
                                                ------------
                                                   8,226,690
                                                ------------
FINANCIAL SERVICES--0.3%
The Goldman Sachs
  Group, Inc. .........              12,400        1,176,450
                                                ------------
INSURANCE AGENTS & BROKERS--0.6%
Marsh & McLennan
  Companies, Inc. .....              24,000        2,506,500
                                                ------------
INSURANCE CARRIERS--3.5%
Ace, Ltd. .............              50,000        1,400,000
American International
  Group, Inc. .........              44,000        5,170,000
Citigroup, Inc. .......             112,250        6,763,063
Tokio Marine & Fire
  Insurance Co.,
  Ltd. ................  Ja          90,000        1,039,049
                                                ------------
                                                  14,372,112
                                                ------------
INVESTMENT COMPANIES--0.5%
World Equity Benchmark
  Shares--Japan........             140,000        2,126,250
                                                ------------
NONDEPOSITORY CREDIT INSTITUTION--0.9%
Capital One Financial
  Corp. ...............              29,000        1,294,125
Fannie Mae.............              19,000          991,563
Freddie Mac............              35,000        1,417,500
                                                ------------
                                                   3,703,188
                                                ------------
MANUFACTURING--26.5%
CHEMICALS & ALLIED PRODUCTS--5.2%
American Home Products
  Corp. ...............              55,000        3,231,250
Amgen, Inc. ...........              22,000        1,545,500
Bristol-Myers Squibb
  Co. .................              66,000        3,844,500
E.I. DuPont De Nemours
  & Co. ...............              33,848        1,480,850
Elan Corp. PLC ADR
  (a)..................              64,000        3,100,000
Eli Lilly & Co. .......              35,000        3,495,625
Merck & Co., Inc. .....              40,000        3,065,000
Procter & Gamble
  Co. .................              32,000        1,832,000
                                                ------------
                                                  21,594,725
                                                ------------

                        COUNTRY     SHARES         VALUE
                        -------   -----------   ------------
COMMUNICATIONS EQUIPMENT--1.5%
360Networks, Inc.
  (a)..................              62,400     $    951,600
Exfo Electro-Optical
  Engineering, Inc.
  (a)..................               3,500          153,563
Motorola, Inc. ........             105,000        3,051,563
Nokia Oyj ADR..........              40,000        1,997,500
                                                ------------
                                                   6,154,226
                                                ------------
ELECTRICAL INDUSTRIAL EQUIPMENT--2.8%
Emerson Electric
  Co. .................              32,000        1,932,000
General Electric
  Co. .................             183,000        9,699,000
                                                ------------
                                                  11,631,000
                                                ------------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.2%
UTStarcom, Inc. (a)....              23,700          719,888
                                                ------------
ELECTRONIC COMPONENTS--2.4%
Broadcom Corp. Class A
  (a)..................               7,000        1,532,563
Intel Corp. ...........              63,000        8,422,313
                                                ------------
                                                   9,954,876
                                                ------------
FOOD & KINDRED PRODUCTS--0.8%
PepsiCo, Inc. .........              73,000        3,243,938
                                                ------------
MACHINERY & COMPUTER EQUIPMENT--5.0%
Caterpillar, Inc. .....              24,000          813,000
Cisco Systems, Inc.
  (a)..................             182,000       11,568,375
EMC Corp. (a)..........              78,000        6,001,125
Exodus Communications,
  Inc. (a).............              22,000        1,013,375
Fujitsu Ltd. ..........  Ja          35,000        1,211,564
                                                ------------
                                                  20,607,439
                                                ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Stein Roe Variable Investment Trust: Stein Roe Balanced Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                        COUNTRY     SHARES         VALUE
                        -------   -----------   ------------
MEASURING & ANALYZING INSTRUMENTS--2.1%
Agilent Technologies,
  Inc. (a).............              47,000     $  3,466,250
JDS Uniphase Corp.
  (a)..................              16,000        1,918,000
Medtronic, Inc. .......              35,000        1,743,438
Teradyne, Inc. (a).....              23,000        1,690,500
                                                ------------
                                                   8,818,188
                                                ------------
MISCELLANEOUS MANUFACTURING--1.1%
Tyco International
  Ltd. ................              96,072        4,551,411
                                                ------------
OFFICE MACHINES--0.5%
Pitney Bowes, Inc. ....              55,000        2,200,000
                                                ------------
PETROLEUM REFINING--2.4%
BP Amoco PLC ADR.......              62,496        3,534,930
Exxon Mobil Corp. .....              80,086        6,286,751
                                                ------------
                                                   9,821,681
                                                ------------
PRIMARY METAL--0.7%
Alcoa, Inc. ...........              62,000        1,798,000
Nucor Corp. ...........              30,000          995,625
                                                ------------
                                                   2,793,625
                                                ------------
STONE, CLAY, GLASS & CONCRETE--1.4%
Corning, Inc. .........              21,000        5,667,375
                                                ------------
TRANSPORTATION EQUIPMENT--0.4%
Ford Motor Co. ........              42,000        1,806,000
Visteon Corp. .........               5,498           66,661
                                                ------------
                                                   1,872,661
                                                ------------
MINING & ENERGY--2.5%
CRUDE PETROLEUM & NATURAL GAS--0.4%
Conoco, Inc., Class
  B....................              71,248        1,750,029
                                                ------------
OIL & GAS EXTRACTION--0.4%
PetroChina Co., Ltd.
  ADR (a)..............              87,700        1,836,219
                                                ------------
OIL & GAS FIELD SERVICES--1.7%
Enron Corp. ...........              72,000        4,644,000
Schlumberger Ltd. .....              33,000        2,462,625
                                                ------------
                                                   7,106,625
                                                ------------
RETAIL TRADE--4.4%
APPAREL & ACCESSORY STORES--0.6%
Kohl's Corp. (a).......              44,000        2,447,500
                                                ------------
BUILDING, HARDWARE & GARDEN SUPPLIES--1.0%
Home Depot, Inc. ......              81,500        4,069,906
                                                ------------
FOOD STORES--0.9%
Safeway, Inc. (a)......              80,000        3,610,000
                                                ------------
GENERAL MERCHANDISE STORES--1.4%
Wal-Mart Stores,
  Inc. ................             100,000        5,762,500
                                                ------------
RESTAURANTS--0.5%
McDonald's Corp. ......              69,000        2,272,688
                                                ------------

                        COUNTRY     SHARES         VALUE
                        -------   -----------   ------------
SERVICES--9.3%
BUSINESS SERVICES--2.3%
Concord EFS, Inc.
  (a)..................              71,000     $  1,846,000
Sun Microsystems, Inc.
  (a)..................              76,000        6,911,250
Young & Rubicam,
  Inc. ................              10,000          571,875
                                                ------------
                                                   9,329,125
                                                ------------
COMPUTER RELATED SERVICES--1.1%
Brocade Communications
  Systems, Inc. (a)....               7,000        1,284,391
Crayfish Co., Ltd. ADR
  (a)..................              40,000          280,000
Network Appliance, Inc.
  (a)..................              25,000        2,012,500
Siebel Systems, Inc.
  (a)..................               7,000        1,144,938
                                                ------------
                                                   4,721,829
                                                ------------
COMPUTER SOFTWARE--5.5%
Affiliated Computer
  Services, Inc. Class
  A (a)................              40,000        1,322,500
Inktomi Corp. (a)......               9,000        1,064,250
Microsoft Corp. (a)....              94,000        7,520,000
Oracle Corp., (a)......             132,000       11,096,250
Sycamore Networks, Inc.
  (a)..................               7,000          772,625
Veritas Software Corp.
  (a)..................               9,000        1,017,141
                                                ------------
                                                  22,792,766
                                                ------------
ENGINEERING, ACCOUNTING, RESEARCH
  & MANAGEMENT--0.4%
Genentech, Inc. (a)....              10,000        1,720,000
                                                ------------
TRANSPORTATION, COMMUNICATION,
  ELECTRIC, GAS & SANITATION
  SERVICES--8.5%
AIR TRANSPORTATION--0.1%
China Unicom Ltd.
  (a)..................  HK          60,000          127,380
China Unicom Ltd. ADR
  (a)..................              18,400          391,000
                                                ------------
                                                     518,380
                                                ------------
BROADCASTING--0.8%
Clear Channel
  Communications, Inc.
  (a)..................              18,000        1,350,000
Infineon Technologies
  AG ADR (a)...........              22,800        1,806,900
                                                ------------
                                                   3,156,900
                                                ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Stein Roe Variable Investment Trust: Stein Roe Balanced Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                        COUNTRY     SHARES         VALUE
                        -------   -----------   ------------
COMMUNICATIONS--0.3%
GT Group Telecom, Inc.
  Class B (a)..........              20,000     $    316,250
Infonet Services Corp.
  Class B (a)..........              68,000          811,750
                                                ------------
                                                   1,128,000
                                                ------------
ELECTRIC SERVICES--0.6%
AES Corp. (a)..........              56,000        2,555,000
                                                ------------
GAS SERVICES--0.5%
Kinder Morgan Energy
  Partners, L.P. ......              50,000        1,996,875
                                                ------------
TELECOMMUNICATION--6.0%
AT&T Corp. ............              59,630        1,885,807
AT&T Wireless Group
  (a)..................              37,700        1,050,888
Bell Atlantic Corp. ...              46,000        2,337,375
Charter Communications,
  Inc. (a).............             135,000        2,219,063
Comcast Corp. Class A
  Special..............              60,000        2,430,000
MCI WorldCom, Inc.
  (a)..................              90,000        4,128,750
Nippon Telegraph &
  Telephone Corp. .....  Ja              62          824,561
Nippon Telegraph &
  Telephone Corp.
  ADR..................                 700           47,863
SBC Communications,
  Inc., Class A........              68,432        2,959,684
Sprint Corp. (PCS
  Group) (a)...........              42,000        2,499,000
Vodafone AirTouch PLC
  ADR..................              71,000        2,942,063
Williams Communications
  Group, Inc. (a)......              48,200        1,599,638
                                                ------------
                                                  24,924,692
                                                ------------
WHOLESALE TRADE--0.2%
DURABLE GOODS
Softbank Corp. ........  Ja           4,500          611,205
                                                ------------
TOTAL COMMON STOCKS
  (cost of $164,214,582).....................    244,052,462
                                                ------------

                                   PAR
                               ------------
GOVERNMENT OBLIGATIONS--20.5%
US GOVERNMENT AGENCIES--11.4%
Collateralized Mortgage
  Obligations American
  Mortgage Trust, Series
  1993-3, 8.190% 9/27/22......  $1,055,905         950,314
                                              ------------

                                   PAR           VALUE
                               ------------   ------------
FHLMC GOLD:
  6.500% 12/1/10..............  $4,519,527    $  4,359,898
  6.500% 3/1/26...............   5,680,181       5,360,670
  6.500% 9/1/28...............   4,036,474       3,809,423
  7.000% 7/1/28...............   2,071,715       2,001,795
  7.000% 1/1/30...............   3,500,000       3,381,875
  12.000% 7/1/20..............     565,729         623,716
                                              ------------
                                                19,537,377
                                              ------------
FNMA Medium-Term Note:
  5.125% 2/13/04..............   3,252,000       3,052,295
  6.625% 9/15/09..............   5,650,000       5,456,657
  7.125% 2/15/05..............   4,500,000       4,518,270
                                              ------------
                                                13,027,222
                                              ------------
GNMA:
  6.000% 2026-2029............  11,679,197      10,751,794
  8.000% 2026.................   2,396,219       2,433,672
                                              ------------
                                                13,185,466
                                              ------------
GNMA--Adjustable Rate
  6.625% 7/20/25..............     317,723         319,461
                                              ------------
US GOVERNMENT BONDS--9.1%
U.S. Treasury Bonds:
  7.250% 5/15/16 (b)..........   1,000,000       1,102,190
  7.625% 2/15/25..............   3,750,000       4,434,375
  7.875% 2/15/21..............   5,250,000       6,247,500
U.S. Treasury Notes:
  5.000% 2/28/01..............   2,700,000       2,675,106
  6.250% 2/15/03..............   5,250,000       5,231,153
  6.500% 8/15/05..............   4,000,000       4,041,240
  6.500% 10/15/06.............   3,850,000       3,896,316
  6.625% 5/15/07..............   3,200,000       3,267,008
  7.875% 11/15/04 (b).........   6,500,000       6,882,915
                                              ------------
                                                37,777,803
                                              ------------
TOTAL GOVERNMENT OBLIGATIONS
  (cost of $85,282,365)....................     84,797,643
                                              ------------
CORPORATE BONDS, FIXED--9.5%
FINANCE, INSURANCE & REAL ESTATE--5.6%
DEPOSITORY INSTITUTIONS--1.6%
Citicorp, 8.040% 12/15/19.....   2,350,000       2,338,744
Deutsche Ausgliechsbank,
  7.000% 9/24/01..............   2,250,000       2,231,325
Den Danske Bank,
  6.550% 9/15/03 (c)..........   2,250,000       2,177,370
                                              ------------
                                                 6,747,439
                                              ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Stein Roe Variable Investment Trust: Stein Roe Balanced Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                   PAR           VALUE
                               ------------   ------------
INSURANCE CARRIERS--1.8%
Florida Windstorm Underwriting
  Assoc.,
  7.125% 2/25/19..............  $3,400,000    $  3,068,840
Prudential Insurance Co. of
  America,
  7.650% 7/1/07 (c)...........   2,500,000       2,425,725
Transamerica Finance Corp.,
  6.125% 11/1/01..............   2,000,000       1,962,680
                                              ------------
                                                 7,457,245
                                              ------------
NONDEPOSITORY CREDIT INSTITUTIONS--2.2%
Associates Corp. of North
  America,
  7.500% 4/15/02..............   4,000,000       3,996,680
Household Finance Corp.,
  5.875% 11/1/02..............   2,500,000       2,407,700
National Rural Utilities
  Cooperative Finance Corp.,
  5.000% 10/1/02..............   2,750,000       2,615,663
                                              ------------
                                                 9,020,043
                                              ------------
MANUFACTURING--1.2%
CHEMICALS & ALLIED PRODUCTS--0.7%
Hanson Overseas BV,
  6.750% 9/15/05..............   3,000,000       2,866,650
                                              ------------
MISCELLANEOUS MANUFACTURING--0.5%
Raytheon Co.
  6.750% 8/15/07..............   2,250,000       2,098,688
                                              ------------
MINING & ENERGY--1.2%
OIL & GAS EXTRACTION--0.7%
BOC Group PLC,
  5.875% 1/29/01..............   2,750,000       2,733,720
                                              ------------
OIL & GAS FIELD SERVICES--0.5%
Baker Hughes, Inc.,
  6.250% 1/15/09..............   2,500,000       2,281,175
                                              ------------
RETAIL TRADE--0.4%
FOOD STORES
Safeway, Inc.,
  5.750% 11/15/00.............   1,500,000       1,493,070
                                              ------------
SERVICES--0.4%
BUSINESS SERVICES
FDX Corp., Series A1,
  7.530% 9/23/06..............   1,555,735       1,543,585
                                              ------------
TRANSPORTATION, COMMUNICATION, ELECTRICAL, GAS & SANITARY
  SERVICES--0.7%
AIR TRANSPORTATION--0.2%
United Airlines, Inc.,
  9.200% 3/22/08..............     592,474         620,137
                                              ------------

                                   PAR           VALUE
                               ------------   ------------
ELECTRIC SERVICES--0.5%
Israel Electric Corp., Ltd.,
  7.750% 3/1/09...............  $2,200,000    $  2,122,450
                                              ------------
TOTAL CORPORATE BONDS, FIXED
  (cost of $33,657,968)....................     38,984,202
                                              ------------
ASSET BACKED SECURITIES--0.3%
Green Tree Home Improvement
  Loan Trust, Series 1994-A,
  Class A,
  7.050% 3/15/14..............     279,838         270,612
LB Commercial Conduit Mortgage
  Trust, Series 1998-C4, Class
  A1B,
  6.210% 10/15/08.............   1,250,000       1,133,594
                                              ------------
TOTAL ASSET BACKED SECURITIES
  (cost of $1,538,573).....................      1,404,206
                                              ------------
TOTAL INVESTMENTS--89.3%
  (cost of $284,693,488) (d)...............    369,238,513
                                              ------------
SHORT-TERM OBLIGATIONS--10.4%
COMMERCIAL PAPER
Associates First Capital
  6.950% 7/3/00 (e)...........  20,095,000      20,087,241
Eaton Corp
  7.050% 7/5/00 (e)...........   3,000,000       2,997,650
Marriott International
  7.100% 7/5/00 (e)...........  20,000,000      19,984,222
                                              ------------
TOTAL SHORT-TERM OBLIGATIONS...............     43,069,113
                                ----------    ------------
OTHER ASSETS & LIABILITIES, NET--0.3%......      1,489,567
                                              ------------
NET ASSETS--100.0%.........................   $413,797,193
                                              ------------

(a) Non-income producing security.
(b) These securities, or a portion thereof, with a total market value of $7,985,105 are being used to collateralize the open futures contracts.
(c) Securities are exempt for registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000 the value of these securities amounted $4,603,095 or 1.1% of the net assets.
(d) Cost for federal income tax purposes is the same.
(e) Rate represents yield at date of purchase.

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Stein Roe Variable Investment Trust: Stein Roe Balanced Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

Long futures contracts open at June 30, 2000:

                                                UNREALIZED
                                  EXPIRATION   DEPRECIATION
TYPE                  CONTRACTS     MONTH       AT 6/30/00
----                  ---------   ----------   ------------
S&P Midcap 400
  Index.............   15         September      $213,000

Summary of Securities by Country:

                      COUNTRY
COUNTRY               ABBREV.      VALUE       % OF TOTAL
-------               -------   ------------   ----------
United States                   $361,254,564      97.8
United Kingdom         UK          2,973,850       0.8
Japan                  Ja          3,686,379       1.0
Hong Kong              HK            127,380       0.1
Germany                G           1,196,340       0.3
                                ------------     -----
                                $369,238,513     100.0
                                ------------     -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

            ACRONYM                            NAME
            -------                            ----
              ADR                  American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)
Stein Roe Variable Investment Trust: Stein Roe Balanced Fund, Variable
Series / June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost
  $284,693,488).............................................    $369,238,513
Short-term obligations......................................      43,069,113
Cash (including foreign currencies).........................         890,074
Receivable for investments sold.............................         966,601
Dividends, tax reclaims and interest receivable.............       2,421,877
Other.......................................................         246,033
                                                                ------------
     TOTAL ASSETS...........................................     416,832,211
                                                                ------------
LIABILITIES:
Cash (including foreign currencies).........................         459,974
Payable:
  Investments purchased.....................................         261,723
  Fund shares repurchased...................................         485,150
  Variation margin on futures contracts.....................         138,000
Accrued:
  Management fees...........................................         179,327
  Administration fees.......................................          59,776
  Bookkeeping fees..........................................          10,033
  Transfer agent fees.......................................           2,305
Other.......................................................       1,438,730
                                                                ------------
     TOTAL LIABILITIES......................................       3,035,018
                                                                ------------
NET ASSETS..................................................    $413,797,193
                                                                ------------
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $320,040,226
  Undistributed net investment income.......................       5,905,991
  Accumulated net realized gains on investments and foreign
     currency transactions..................................       2,995,761
  Net unrealized appreciation on investments and foreign
     currency transactions..................................      84,855,215
                                                                ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $413,797,193
                                                                ------------
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $413,748,226
                                                                ------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........      24,599,618
                                                                ------------
NET ASSET VALUE PER SHARE--CLASS A..........................          $16.82
                                                                      ------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended June 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividend....................................................    $   971,346
Interest....................................................      5,859,937
                                                                -----------
     Total investment income (net of foreign taxes withheld
      of $40,704)...........................................      6,831,283
                                                                -----------
EXPENSES:
  Management fee............................................        928,626
  Administrative fee........................................        309,542
  Bookkeeping fee...........................................         17,001
  Distribution fee--Class B.................................              1
  Transfer agent fee........................................          3,740
  Audit and legal fees......................................         11,609
  Printing expense..........................................          3,370
  Trustees' expense.........................................          8,337
  Custodian fees............................................         10,242
  Miscellaneous expense.....................................          7,223
                                                                -----------
     Total expenses.........................................      1,299,691
                                                                -----------
Net investment income.......................................      5,531,592
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized gains on investments.........................      3,214,009
  Net realized gains on foreign currency transactions.......            775
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency transactions..........     (1,440,227)
                                                                -----------
Net increase in net assets resulting from operations........    $ 7,306,149
                                                                -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Variable Investment Trust: Stein Roe Balanced Fund, Variable Series
--------------------------------------------------------------------------------

                                                               (UNAUDITED)
                                                                SIX MONTHS          YEAR
                                                                  ENDED            ENDED
                                                                 JUNE 30,       DECEMBER 31,
                                                                   2000             1999
                                                              --------------    ------------
OPERATIONS:
  Net investment income.....................................  $    5,531,592    $ 11,032,190
  Net realized gains on investments and foreign currency
     transactions...........................................       3,214,784      18,977,403
  Net change in unrealized appreciation/depreciation on
     investments
     and foreign currency transactions......................      (1,440,227)     17,043,558
                                                              --------------    ------------
Net increase in net assets resulting from operations........       7,306,149      47,053,151
                                                              --------------    ------------
DISTRIBUTIONS DECLARED FROM:
  Net investment income.....................................     (11,091,099)    (10,014,113)
  Net realized gains on investments.........................     (18,789,074)    (19,118,867)
                                                              --------------    ------------
Total distributions.........................................     (29,880,173)    (29,132,980)
                                                              --------------    ------------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................      22,674,085      89,107,591
  Cost of fund shares repurchased--Class A..................     (41,236,986)    (72,978,559)
  Distributions reinvested--Class A.........................      29,880,173      29,132,980
                                                              --------------    ------------
                                                                  11,317,272      45,262,012
                                                              --------------    ------------
  Proceeds from fund shares sold--Class B...................          48,630              --
                                                              --------------    ------------
Net increase in net assets resulting from fund share
  transactions..............................................      11,365,902      45,262,012
                                                              --------------    ------------
Total increase (decrease) in net assets.....................     (11,208,122)     63,182,183
NET ASSETS:
  Beginning of year.........................................     425,005,315     361,823,132
                                                              --------------    ------------
  End of year...............................................  $  413,797,193    $425,005,315
                                                              --------------    ------------
Undistributed net investment income included in ending net
  assets....................................................  $    5,905,991    $ 11,118,947
                                                              --------------    ------------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................       1,381,984       5,348,548
  Shares repurchased--Class A...............................      (2,475,103)     (4,382,402)
  Distributions reinvested--Class A.........................       1,821,965       1,796,115
                                                              --------------    ------------
                                                                     728,846       2,762,261
                                                              --------------    ------------
  Shares sold--Class B......................................           2,912              --
                                                              --------------    ------------

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Stein Roe Balanced Fund, Variable Series (the "Fund"), a series of Stein Roe Variable Investment Trust, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high total investment return consistent with reasonable investment risk, by investing primarily in a diversified portfolio of common stocks, securities convertible to common stock, bonds, and cash. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Inc. (the Manager) ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreements with the Trust. Liberty Fund Services, Inc. (the Transfer Agent), provides transfer agency services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, the Transfer Agent, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  OTHER--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND ADMINISTRATIVE FEES--The Manager receives a monthly fee equal to 0.45% and 0.15% annually of the Fund's average daily net assets for the management and administrative services, respectively.

  BOOKKEEPING FEE--The Manager provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the Transfer Agent) provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a distribution fee totaling 0.25% on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses) exceed 0.75% of the Fund's average net assets.

For the period ended June 30, 2000, the Fund's operating expenses, as defined above, did not exceed the 0.75% expense limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2000, purchases and sales of investments, other than short term obligations, were $82,595,555 and $80,205,878, respectively.

Unrealized appreciation (depreciation) at June 30, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation    $ 98,870,102
Gross unrealized depreciation     (14,065,543)
                                 ------------
  Net unrealized appreciation    $ 84,804,559
                                 ------------

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Variable Investment Trust: Stein Roe Balanced Fund, Variable Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)
                                                              SIX MONTHS ENDED
                                                                  JUNE 30,
                                                                    2000
                                                              ----------------
                                                                  CLASS A
                                                              ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................      $  17.80
                                                                  --------
Net investment income (a)...................................          0.23
Net realized and unrealized gains on investments............          0.06
                                                                  --------
Total from investment operations............................          0.29
                                                                  --------
Less distributions:
  From net investment income................................         (0.47)
  From net realized gains...................................         (0.80)
                                                                  --------
Total distributions.........................................         (1.27)
                                                                  --------
Net asset value, end of year................................      $  16.82
                                                                  --------
TOTAL RETURN:
Total investment return (b).................................          1.82%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).............................      $413,748
Ratio of expenses to average net assets (c).................          0.63%*
Ratio of net investment income to average net assets (c)....          2.67%*
Portfolio turnover ratio....................................            21%**

  * Annualized

 ** Not annualized

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Variable Investment Trust: Stein Roe Balanced Fund, Variable Series
--------------------------------------------------------------------------------

                                                                     YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------------
                                                      1999          1998        1997        1996        1995
                                                    --------      --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..............    $  17.14      $  16.81    $  16.28    $  14.08    $  12.18
                                                    --------      --------    --------    --------    --------
Net investment income (a).......................        0.28          0.48        0.53        0.57        0.48
Net realized and unrealized gains on
  investments...................................        1.74          1.48        1.96        1.63        2.61
                                                    --------      --------    --------    --------    --------
Total from investment operations................        2.02          1.96        2.49        2.20        3.09
                                                    --------      --------    --------    --------    --------
Less distributions:
  From net investment income....................       (0.47)        (0.51)      (0.56)         --       (0.48)
  From net realized gains.......................       (0.89)        (1.12)      (1.40)         --       (0.71)
                                                    --------      --------    --------    --------    --------
Total distributions.............................       (1.36)        (1.63)      (1.96)         --       (1.19)
                                                    --------      --------    --------    --------    --------
Net asset value, end of year....................    $  17.80      $  17.14    $  16.81    $  16.28    $  14.08
                                                    --------      --------    --------    --------    --------
TOTAL RETURN:
Total investment return (b).....................       12.53%        12.54%      16.82%      15.63%      25.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).................    $425,005      $361,823    $325,033    $299,184    $277,014
Ratio of expenses to average net assets (c).....        0.63%(d)      0.65%       0.66%       0.67%       0.66%
Ratio of net investment income to average
  net assets (c)................................        2.60%(d)      3.00%       3.18%       3.68%       3.12%
Portfolio turnover ratio........................          43%           61%         44%         76%         66%

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(d) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Stein Roe Variable Investment Trust: Stein Roe Growth Stock Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

  Stein Roe Growth Stock Fund, Variable Series, seeks long-term growth by investing in the common stocks of companies with large market capitalizations, with a current emphasis in the technology, financial services, health care, and global consumer franchise sectors.

FUND PERFORMANCE AS OF JUNE 30, 2000

Inception Date............................    1/1/89
Assuming reinvestment of all distributions
six month total return for Class A
  shares..................................      9.76%
Net asset value per share on 6/30/00......    $55.70
Net asset value per share on 12/31/99.....    $57.93

PORTFOLIO MANAGERS' DISCUSSION

  Erik P. Gustafson, senior vice president of Stein Roe & Farnham Incorporated, is portfolio manager of Stein Roe Growth Stock Fund, Variable Series.

WHAT WAS THE INVESTMENT ENVIRONMENT LIKE FOR THE FUND?

  In the equity markets, worries about rapid economic growth, inflation, and changing interest rates kept investors wondering and, for many stocks, put a damper on price appreciation. Despite robust gains in earnings, overall stock prices rose only moderately, with the exception of the technology sector. Throughout the period, a sharp demarcation line existed in the market between the strong performance of the technology and telecommunications sectors and the weaker performance of most everything else. In spite of recent declines in technology and telecommunications stocks, these sectors were undisputed victors for the six-month period.

WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

  The Fund focuses on large-capitalization, high-quality stocks, especially in those areas of the market where companies have been able to generate above-average growth in earnings or have been able to exceed their earnings estimates. As a matter of strategy, the Fund currently focuses on technology, financial services, health care, and global franchise sectors. Technology is currently the largest sector in the Portfolio. For the Fund, the greatest performance within this sector came from companies involved in the communications revolution--semiconductors, optics, wireless operators, and storage device providers.

  Conversely, underperformers for the Fund included health care stocks and financial services companies. In the case of health care, we remain committed to this sector because we feel that baby boomers will need and demand more and better health care in the future. As for financial services, the Federal Reserve pushed short-term rates up three times since November, 1999, and the rising rates hurt our investments in companies like Citigroup and General Electric (3.8% and 3.3% of net assets, respectively).

WHAT IS YOUR OUTLOOK?

  Technology has been very volatile, and we believe the volatility is here to stay for the immediate future. Nonetheless, we remain committed to this sector, because we believe technology companies are still the most likely to deliver fast earnings growth. And, in spite of poor results, we have been adding to our holdings there.

  As we move forward, we intend to intensify our focus on companies that appear most able to meet earnings estimates. We look for the economy to remain strong while the inflationary pressures ease. A growing economy combined with a low rate of inflation can be the perfect environment for growth stocks, so we are cautiously optimistic for our market segment.

An investment in the Fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments. Although there are currently no plans to do so, the Fund may invest up to 25% of its assets in foreign stocks. International investing involves greater risks, including a greater degree of social, political and economic volatility.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 2000, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED)
Stein Roe Variable Investment Trust: Stein Roe Growth Stock Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                               ------------   ------------
COMMON STOCKS--95.9%
FINANCE, INSURANCE & REAL ESTATE--3.8%
INSURANCE CARRIERS
Citigroup, Inc. ..............     300,000    $ 18,075,000
                                              ------------
MANUFACTURING--59.3%
CHEMICALS & ALLIED PRODUCTS--9.7%
Amgen, Inc. (a)...............     100,000       7,025,000
Immunex Corp. (a).............     150,000       7,415,625
Johnson & Johnson.............     150,000      15,281,250
Pfizer, Inc. .................     350,000      16,800,000
                                              ------------
                                                46,521,875
                                              ------------
COMMUNICATIONS EQUIPMENT--7.3%
Motorola, Inc. ...............     300,000       8,718,750
Nokia Corp., ADR..............     200,000       9,987,500
Nortel Networks Corp. ........      75,000       5,118,750
Telefon AB LM Ericsson........     550,000      11,000,000
                                              ------------
                                                34,825,000
                                              ------------
ELECTRICAL INDUSTRIAL EQUIPMENT--3.3%
General Electric Co. .........     300,000      15,900,000
                                              ------------
ELECTRONIC & ELECTRICAL EQUIPMENT--2.3%
Atmel Corp. (a)...............     300,000      11,062,500
                                              ------------
ELECTRONIC COMPONENTS--8.5%
Gemstar International Group
  Ltd. (a)....................     100,000       6,145,313
LSI Logic Corp. (a)...........     250,000      13,531,250
Novellus Systems, Inc. (a)....     125,000       7,070,312
Texas Instruments, Inc. ......     200,000      13,737,500
                                              ------------
                                                40,484,375
                                              ------------
MACHINERY & COMPUTER EQUIPMENT--11.6%
Applied Materials, Inc. (a)...     150,000      13,593,750
Cisco Systems, Inc. (a).......     325,000      20,657,813
EMC Corp. (a).................     275,000      21,157,812
                                              ------------
                                                55,409,375
                                              ------------
MEASURING & ANALYZING INSTRUMENTS--7.6%
Boston Scientific Corp. (a)...     400,000       8,775,000
JDS Uniphase Corp. (a)........     125,000      14,984,375
Medtronic, Inc. ..............     250,000      12,453,125
                                              ------------
                                                36,212,500
                                              ------------
MISCELLANEOUS MANUFACTURING--3.5%
Tyco International Ltd. ......     350,000      16,581,250
                                              ------------
STONE, CLAY, GLASS & CONCRETE--5.5%
Corning, Inc. ................     100,000      26,987,500
                                              ------------
MINING & ENERGY--3.4%
OIL & GAS FIELD SERVICES
Enron Corp. ..................     250,000      16,125,000
                                              ------------
RETAIL TRADE--8.4%
APPAREL & ACCESSORY STORES--2.9%
Kohl's Corp. (a)..............     250,000      13,906,250
                                              ------------

                                  SHARES         VALUE
                               ------------   ------------
BUILDING, HARDWARE & GARDEN SUPPLY--3.1%
Home Depot, Inc. .............     300,000    $ 14,981,250
                                              ------------
FOOD STORES--2.4%
Safeway, Inc. (a).............     250,000      11,281,250
                                              ------------
SERVICES--6.9%
COMPUTER SOFTWARE
Microsoft Corp. (a)...........     200,000      16,000,000
Oracle Corp. (a)..............     200,000      16,812,500
                                              ------------
                                                32,812,500
                                              ------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
  GAS & SANITARY SERVICES--14.1%
BROADCASTING--4.9%
AT&T Corp-Liberty Media Group,
  Class A (a).................     500,000      12,125,000
Clear Channel Communications,
  Inc. (a)....................     150,000      11,250,000
                                              ------------
                                                23,375,000
                                              ------------
ELECTRIC SERVICES--1.9%
AES Corp. (a).................     200,000       9,125,000
                                              ------------
TELECOMMUNICATION--7.3%
American Tower Corp. Class A
  (a).........................     200,000       8,337,500
Comcast Corp., Class A
  Special.....................     150,000       6,075,000
Global Crossing Ltd. (a)......     250,000       6,578,125
WorldCom, Inc. (a)............     300,000      13,762,500
                                              ------------
                                                34,753,125
                                              ------------
TOTAL COMMON STOCKS (cost of
  $270,798,098)(b).........................    458,418,750
                                              ------------

                                   PAR
                               ------------
SHORT-TERM OBLIGATIONS--4.2%
Associates First Capital,
  4.00% 7/3/00 (c)............ $19,870,000      19,862,328
                                              ------------
OTHER ASSETS & LIABILITIES, NET--(0.1)%....       (451,887)
                                              ------------
NET ASSETS--100.0%.........................   $477,829,191
                                              ------------

(a) Non-income producing security.
(b) Cost for federal income tax purposes is the same.
(c) Rate represents yield at date of purchase.

ACRONYM              NAME
-------              ----
 ADR      American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)
Stein Roe Variable Investment Trust: Stein Roe Growth Stock Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost
  $270,798,098).............................................    $458,418,750
Short-term obligations......................................      19,862,328
Cash........................................................           2,289
Receivable for fund shares sold.............................         392,172
Dividends and tax reclaims receivable.......................          17,570
Other.......................................................          11,795
                                                                ------------
     TOTAL ASSETS...........................................     478,704,904
                                                                ------------
LIABILITIES:
Payable for fund shares repurchased.........................         612,002
Accrued:
  Management fee............................................         193,715
  Administration fee........................................          58,114
  Bookkeeping fee...........................................           2,921
  Transfer agent fee........................................             600
Other.......................................................           8,361
                                                                ------------
     TOTAL LIABILITIES......................................         875,713
                                                                ------------
NET ASSETS..................................................    $477,829,191
                                                                ------------
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $240,630,264
  Overdistributed net investment income.....................        (540,391)
  Accumulated net realized gains on investments.............      50,114,830
  Net unrealized appreciation on investments................     187,624,488
                                                                ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $477,829,191
                                                                ------------
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $477,578,197
                                                                ------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........       8,574,168
                                                                ------------
NET ASSET VALUE PER SHARE--CLASS A..........................          $55.70
                                                                ------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended June 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $   575,545
Interest....................................................        376,418
                                                                -----------
     Total investment income................................        951,963
                                                                -----------
EXPENSES:
  Management fee............................................      1,110,248
  Distribution fee--Class B.................................              5
  Administration fee........................................        333,074
  Bookkeeping fee...........................................         17,394
  Transfer agent fee........................................          3,740
  Audit fee.................................................         10,372
  Trustees' expense.........................................          9,398
  Custodian fee.............................................          4,380
  Legal fee.................................................            835
  Miscellaneous expense.....................................          2,909
                                                                -----------
     Total expenses.........................................      1,492,355
                                                                -----------
Net investment loss.........................................       (540,392)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on investments.........................     50,296,971
  Net change in unrealized appreciation/depreciation on
     investments............................................     (9,560,355)
                                                                -----------
Net increase in net assets resulting from operations........    $40,196,224
                                                                -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Variable Investment Trust: Stein Roe Growth Stock Fund, Variable
Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                               SIX MONTHS         YEAR
                                                                 ENDED           ENDED
                                                                JUNE 30,      DECEMBER 31,
                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:
  Net investment loss.......................................  $   (540,392)   $   (171,187)
  Net realized gains on investments.........................    50,296,971      57,804,211
  Net change in unrealized appreciation/depreciation........    (9,560,355)     48,484,104
                                                              ------------    ------------
Net increase in net assets resulting from operations........    40,196,224     106,117,128
                                                              ------------    ------------
DISTRIBUTIONS DECLARED FROM:
  Net investment income.....................................            --        (488,567)
  Net realized gains........................................   (57,812,470)     (8,084,420)
                                                              ------------    ------------
Total distributions.........................................   (57,812,470)     (8,572,987)
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................    62,119,981      75,332,189
  Cost of fund shares repurchased--Class A..................   (28,573,109)    (49,197,629)
  Distributions reinvested--Class A.........................    57,812,470       8,572,987
                                                              ------------    ------------
                                                                91,359,342      34,707,547
                                                              ------------    ------------
  Proceeds from fund shares sold--Class B...................       250,531              --
  Cost of fund shares repurchased--Class B..................            (2)             --
                                                              ------------    ------------
                                                                   250,529
                                                              ------------    ------------
Net increase in net assets resulting from fund share
  transactions..............................................    91,609,871      34,707,547
                                                              ------------    ------------
Total increase in net assets................................    73,993,625     132,251,688
NET ASSETS:
  Beginning of year.........................................   403,835,566     271,583,878
                                                              ------------    ------------
  End of year...............................................  $477,829,191    $403,835,566
                                                              ------------    ------------
Undistributed (overdistributed) net investment income
  included in ending net assets.............................  $   (540,391)   $          1
                                                              ------------    ------------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................     1,098,024       1,573,831
  Shares repurchased--Class A...............................      (512,707)     (1,023,682)
  Distributions reinvested--Class A.........................     1,017,467         182,677
                                                              ------------    ------------
                                                                 1,602,784         732,826
                                                              ------------    ------------
  Shares sold--Class B......................................         4,507              --
                                                              ------------    ------------

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Stein Roe Growth Stock Fund, Variable Series (the "Fund"), a series of Stein Roe Variable Investment Trust (the "Trust") is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital growth by investing in the common stocks of companies with large market capitalizations, with a current emphasis in the technology, financial services, health care, and global consumer franchise sectors. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Inc. (the "Manager") ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreements with the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND ADMINISTRATIVE FEES--The Manager receives a monthly fee equal to 0.50% and 0.15% annually of the Fund's average daily net assets for the management and administrative services, respectively.

  BOOKKEEPING FEE--The Manager provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a distribution fee totaling 0.25% on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses) exceed 0.80% of the Fund's average net assets.

For the six months ended June 30, 2000, the Fund's operating expenses, as defined above, did not exceed the 0.80% expense limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2000, purchases and sales of investments, other than short term obligations, were $179,009,819 and $139,073,550, respectively.

Unrealized appreciation (depreciation) at June 30, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation   $198,968,473
Gross unrealized depreciation    (11,341,609)
                                ------------
  Net unrealized appreciation   $187,626,864
                                ------------

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

During the six months ended June 30, 2000, the Fund used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the period were $6,360.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Variable Investment Trust: Stein Roe Growth Stock Fund, Variable
Series
--------------------------------------------------------------------------------

                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED
                                         JUNE 30,
                                           2000                        YEAR ENDED DECEMBER 31,
                                        -----------    --------------------------------------------------------
                                          CLASS A        1999        1998        1997        1996        1995
                                        -----------    --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  year..............................     $  57.93      $  43.53    $  36.13    $  28.61    $  23.59    $  18.11
                                         --------      --------    --------    --------    --------    --------
Net investment income (loss) (a)....        (0.07)        (0.03)       0.08        0.10        0.13        0.15
Net realized and unrealized gains
  (losses) on investments...........         5.88         15.79        9.54        8.84        4.89        6.68
                                         --------      --------    --------    --------    --------    --------
Total from investment operations....         5.81         15.76        9.62        8.94        5.02        6.83
                                         --------      --------    --------    --------    --------    --------
Less distributions:
  From net investment income........           --         (0.08)      (0.10)      (0.12)         --       (0.15)
  From net realized gains...........        (8.04)        (1.28)      (2.12)      (1.30)         --       (1.20)
                                         --------      --------    --------    --------    --------    --------
Total distributions.................        (8.04)        (1.36)      (2.22)      (1.42)         --       (1.35)
                                         --------      --------    --------    --------    --------    --------
Net asset value, end of year........     $  55.70      $  57.93    $  43.53    $  36.13    $  28.61    $  23.59
                                         --------      --------    --------    --------    --------    --------
TOTAL RETURN:
Total investment return (b).........         9.76%**      36.94%      27.91%      32.28%      21.28%      37.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).....     $477,578      $403,836    $271,584    $213,399    $161,879    $136,834
Ratio of expenses to average net
  assets (c)........................         0.67%*        0.67%       0.70%       0.71%       0.73%       0.74%
Ratio of net investment income
  (loss) to average net assets
  (c)...............................        (0.24)%*      (0.05)%      0.21%       0.32%       0.49%       0.72%
Portfolio turnover ratio............           32%**         70%         40%         28%         35%         41%

  * Annualized.

 ** Not annualized.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Stein Roe Variable Investment Trust: Stein Roe Mortgage Securities Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

  Stein Roe Mortgage Securities Fund, Variable Series, seeks the highest possible level of current income, consistent with the safety of principal and maintenance of liquidity.

FUND PERFORMANCE AS OF JUNE 30, 2000

Inception Date...........................     1/1/89
Assuming reinvestment of all
distributions six-month total return for
Class A shares...........................       3.20%
Net asset value per share on 6/30/00.....     $10.02
Net asset value per share on 12/31/99....     $10.35

PORTFOLIO MANAGERS' DISCUSSION

  Leslie W. Finnemore and Michael Bissonnette are senior vice presidents of Stein Roe & Farnham Incorporated. Ms. Finnemore and Mr. Bissonnette have managed the Fund since June, 2000.

WHAT WAS THE INVESTMENT ENVIRONMENT LIKE FOR THE FUND?

  The first half of the year was difficult for the fixed income market. Rising interest rates created unrest in the bond markets, driving yields on many debt securities higher and negatively influencing their value. Furthermore, we witnessed a rather unusual phenomenon during the period: an inverted yield curve. Normally, investors who accept the risks of owning longer-term bonds are rewarded with higher interest rates. During the six-month period ending June 30, 2000, however, yields on shorter-term debt products were actually higher than those on longer-term securities. Furthermore, the U.S. Treasury acted to reduce the supply of long-term government securities by using the budget surplus to buy outstanding Treasury debt, further adding to the volatility of the period.

  Toward the end of the period, however, the picture began to brighten. Yields on debt securities began to decline, improving their value. Furthermore, the Fed's efforts to slow the economy appear to be taking affect, and inflation numbers remain relatively low.

WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

  The Fund seeks to provide investors with the long-term performance advantage by investing in mortgages and mortgage-related assets-backed securities. The Fund normally invests at least 65% of its assets in the following types of mortgage securities: agency pass-throughs, agency and whole loan collateralized mortgage obligations (CMO's), mortgage-related asset-backed securities (home equity, home improvement, and manufactured housing), and commercial mortgage-backed securities.

  During the period, we sought to lengthen the duration of the portfolio as well as reduce our holdings of Treasury securities in favor of higher yielding mortgage, asset-backed and corporate sectors. At the beginning of the period, approximately 8% of the portfolio was held in two year maturity Treasurys. Higher interest rate levels provided an opportune time to reposition the portfolio in longer-term, higher yielding sectors.

WHAT IS YOUR OUTLOOK?

  We believe the outlook for fixed-income markets may be improving. Slowing in the aggressive economic growth in U.S. markets has begun to ease fears of inflation and could mean that relief from rising interest rates may be forthcoming. This is good news for investors in debt securities, as lower interest rates may raise prices.

Bond investing offers attractive income and total return opportunities, but also involves certain risks. The value of an investment in the Fund will fluctuate with changes in interest rates.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 2000, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED)
Stein Roe Variable Investment Trust: Stein Roe Mortgage Securities Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                  PAR          VALUE
                              -----------   ------------
GOVERNMENT OBLIGATIONS--64.4%
US GOVERNMENT AGENCIES--57.8%
COLLATERALIZED MORTGAGE OBLIGATIONS:
American Mortgage Trust,
  1993-3, 8.190% 9/27/22....  $   403,342   $    363,007
                                            ------------
Federal Home Loan Mortgage
  Corp:
  7.000% 2026...............    1,232,490      1,190,893
  7.500% 2023...............    2,294,794      2,263,952
  8.500% 2006...............       42,724         44,019
  10.500% 2013-2019.........      129,188        137,736
  10.750% 2009..............      107,044        115,942
  11.250% 2009..............       46,360         50,329
  12.000% 2013-2020.........      434,072        478,266
                                            ------------
                                               4,281,137
                                            ------------
Federal National Mortgage
  Association:
  6.000% 2009-2024..........    1,767,557      1,630,965
  6.500% 2009-2024..........   11,810,963     11,136,001
  7.000% 2011-2029..........    4,494,835      4,389,029
  7.500% 2029...............    3,957,384      3,900,477
  8.500% 2030...............    8,593,195      8,751,574
  9.000% 2005-2020..........       71,353         73,214
  9.250% 2018...............      367,658        384,824
  10.000% 2001-2016.........      155,503        164,254
  10.250% 2016..............      114,602        120,798
  10.500% 2001..............        7,205          7,577
  12.250% 2012..............       53,415         58,789
                                            ------------
                                              30,617,502
                                            ------------
Real Estate Mortgage
  Investment Conduits:
FNR 1999-33 Class AE
  6.000% 2026...............    4,620,977      4,318,857
                                            ------------
Government National Mortgage
  Association:
Fixed Rate Mortgage:
  6.000% 2029...............   10,313,872      9,498,992
  6.500% 2024...............    5,362,898      5,089,711
  8.000% 2008...............      699,098        709,585
  9.000% 2016-2017..........      643,215        669,776
  9.500% 2009...............    2,990,575      3,157,835
  10.000% 2009..............      262,044        276,628
  11.500% 2013..............      264,640        291,104
                                            ------------
                                              19,693,611
                                            ------------
Adjustable Rate Mortgage,
  6.625% 2025...............      635,445        638,921
                                            ------------
TOTAL GOVERNMENT AGENCIES (cost of
  $61,082,513)...........................     59,913,035
                                            ------------

                                  PAR          VALUE
                              -----------   ------------
GOVERNMENT OBLIGATIONS--6.6%
U.S. Treasury Notes, 6.500%
  2010 (cost of
  $6,838,050)...............  $ 6,640,000   $  6,867,221
                                            ------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (cost of $67,920,563)..................     66,780,256
                                            ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES & ASSET-BACKED
  SECURITIES--27.7%
NON-AGENCY MORTGAGE-BACKED SECURITIES--9.9%
Citicorp Mortgage
  Securities, Inc.,
  Series 1987-10 Class A1,
  10.000% 7/1/17............       66,090         68,472
Comfed Savings Bank, Series
  1987-1, Class A, 7.550%
  1/1/18....................       64,282         55,925
GS Mortgage Securities
  Corp., Series 1998-3,
  Class A, 7.750% 9/20/27...    2,921,612      2,903,352
Glandale Federal Bank,
  Series 78-A, Class A,
  9.125% 1/25/08............       10,473         10,450
Imperial Savings Assoc.,
  Series 1987-4, Class A,
  9.800% 7/25/17............       13,071         13,071
Mellon Residential Funding
  Corp.,
  Series 2000-TBC1, Class
  A2C, 6.922% 3/25/30.......    1,491,348      1,470,000
Merrill Lynch Mortgage
  Investors, Inc., Series
  1995-C3, Class A3, 7.059%
  12/26/25..................    2,000,000      1,953,400
Merrill Lynch Trust,
  Series 20, Class D, 8.000%
  12/20/18..................      456,378        455,734
Nomura Asset Securities
  Corp., Series 1996-MD5,
  Class A1B, 7.120%
  4/13/36...................    1,000,000        972,500
Residential Funding Mortgage
  Securities, Inc., Series
  1998-HI2, Class A3, 6.330%
  11/25/14..................    1,000,000        975,880

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Stein Roe Variable Investment Trust: Stein Roe Mortgage Securities Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                  PAR          VALUE
                              -----------   ------------
Structured Asset Securities
  Corp.:
  Series 1996-CFL, Class X1,
     1.525% 2/25/28.........  $ 5,107,508   $    255,375
  Series 1996-CFL, Class C,
     6.525% 2/25/28.........    1,153,606      1,144,593
                                            ------------
TOTAL NON-AGENCY MORTGAGE BACKED
  SECURITIES (cost of $10,392,121).......     10,278,752
                                            ------------
ASSET-BACKED SECURITIES--17.8%
Advanta Mortgage Loan Trust,
  Series 1997-2, Class M-1,
  7.550% 6/25/27............      900,000        871,821
Amresco Residential
  Securities Mortgage Loan
  Trust
  Series 1996-3, Class A5,
  7.550% 2/25/23............      599,637        598,287
Asset Securitization Corp.,
  Series 1997-D5, Class A1C,
  6.750% 2/14/41............    1,375,000      1,308,184
Delta Funding Home Equity
  Loan Trust: Series 1998-2,
  Class A6F, 6.370%
  7/15/28...................    1,000,000        940,470
  Series 1997-3, Class A6F,
  6.860% 10/25/28...........    1,175,000      1,129,586
First Boston Mortgage
  Securities Corp., Series
  1993-H1, Class AIO, 2.108%
  9/28/13...................      362,208          1,811
First Plus Home Loan Trust,
  Series 1997-4, Class B1,
  7.690% 9/11/23............      500,000        429,688
Green Tree Financial Corp.,
  Series 1997-6, Class A8,
  7.070% 1/15/29............    1,389,786      1,292,904
Green Tree Home Improvement
  Loan Trust, Series 1994-A,
  Class A, 7.050% 3/15/14...      203,059        196,364
JP Morgan Commerical
  Mortgage Finance Corp.,
  Series 1999-C8, Class A2,
  7.400% 7/15/31............    2,000,000      1,978,438
LB Commercial Conduit
  Mortgage Trust, Series
  1998-C4, Class A1B, 6.210%
  10/15/08..................    1,800,000      1,632,375
LB Commercial Mortgage
  Trust, Series 1998-C1,
  Class B, 6.590% 1/18/08...    1,500,000      1,396,348

                                  PAR          VALUE
                              -----------   ------------
Master Financial Asset
  Securitization Trust,
  Series 1998-2, Class A4,
  7.070% 9/20/24............  $ 1,000,000   $    953,020
Mego Mortgage Home Loan
  Trust: Series 1997-3,
  Class M1, 7.500%
  8/25/23...................    1,500,000      1,446,630
  Series 1997-3, Class CTFS,
     8.010% 8/25/23.........      500,000        345,000
Mid-State Trust,
  Series 6, Class A1, 7.340%
  7/1/35....................    1,679,504      1,583,982
Option One Mortgage
  Securities Corp., Series
  1999-B, Class 2A, 9.660%
  3/26/29...................    1,142,412      1,107,782
UCFC Home Equity Loan,
  Series 1997-C, Class A7,
  6.845% 1/15/29............    1,275,000      1,247,473
                                            ------------
TOTAL ASSET-BACKED
  SECURITIES (cost of
  $19,159,691)..............                  18,460,163
                                            ------------
TOTAL NON-AGENCY MORTGAGE-BACKED
  SECURITIES & ASSET-BACKED SECURITIES
  (cost of $29,551,812)..................     28,738,915
                                            ------------
CORPORATE FIXED INCOME BONDS--6.4%
FINANCE, INSURANCE & REAL ESTATE--2.3%
FINANCIAL SERVICES--1.3%
Zurich Capital Trust, 8.376%
  6/1/37 (a)................    1,450,000      1,346,137
                                            ------------
HOLDING & OTHER INVESTMENT OFFICES--1.0%
Gmac Euro, 6.750% 7/10/02...    1,000,000        986,050
                                            ------------
RETAIL TRADE--1.4%
AUTO DEALERS & GAS STATIONS
Daimler Chrysler NA Holding
  Corp., 7.400% 1/20/05.....    1,500,000      1,492,605
                                            ------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
  GAS & SANITARY SERVICES--2.7%
ELECTRIC, GAS & SANITARY SERVICES--1.3%
Noram Energy Corp., 6.500%
  2/1/08....................    1,500,000      1,356,045
                                            ------------
TELECOMMUNICATION--1.4%
WorldCom, Inc.,
  7.750% 4/1/07.............    1,500,000      1,499,190
                                            ------------
TOTAL CORPORATE FIXED INCOME (cost of
  $6,963,935)............................      6,680,027
                                            ------------
TOTAL INVESTMENTS (cost of $104,436,310)
  (b)....................................    102,199,198
                                            ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Stein Roe Variable Investment Trust: Stein Roe Mortgage Securities Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                  PAR          VALUE
                              -----------   ------------
SHORT-TERM OBLIGATIONS--0.8%
COMMERCIAL PAPER
Federal Home Loan Bank
  Discount Note, 6.570%
  7/3/00 (c)................  $   809,000   $    808,705
                                            ------------
OTHER ASSETS & LIABILITIES, NET--0.7%....        605,450
                                            ------------
NET ASSETS--100.0%..........                $103,613,353
                                            ------------

NOTES TO INVESTMENT PORTFOLIO:
(a) Private Placement security. These Securities generally are issued to the institutional investors, such as the Fund, who agree that they are purchasing the securities for investment and not for public distribution. Any resale must be in an exempt transaction, normally to other institutional investors.
     At June 30, 2000, the value of the Fund's restricted security was $1,346,137 which represented 1.3% of net assets. This security is not deemed to be illiquid.
(b) Cost for federal income tax purposes is the same.

(c)  Rate represents yield at date of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)
Stein Roe Variable Investment Trust: Stein Roe Mortgage Securities Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost
  $104,436,310).............................................    $102,199,198
Short-term obligations......................................         808,705
Receivable for fund shares sold.............................       1,192,805
Interest receivable.........................................         528,313
Receivable for investments sold.............................          35,969
Other.......................................................           9,225
                                                                ------------
     TOTAL ASSETS...........................................     104,774,215
                                                                ------------
LIABILITIES:
Payable for fund shares repurchased.........................          78,366
Payable for investments purchased...........................         424,912
Accrued:
  Management fees...........................................          34,277
  Administration fees.......................................          12,854
  Distribution fees--Class B................................               1
  Bookkeeping fees..........................................           2,034
  Transfer agent fees.......................................             105
Other.......................................................         608,313
                                                                ------------
     TOTAL LIABILITIES......................................       1,160,862
                                                                ------------
NET ASSETS..................................................    $103,613,353
                                                                ------------
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $106,294,470
  Undistributed net investment income.......................       3,420,956
  Accumulated net realized losses on investments............      (3,865,109)
  Net unrealized depreciation on investments and foreign
     currencies.............................................      (2,236,964)
                                                                ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $103,613,353
                                                                ------------
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $103,558,043
                                                                ------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........      10,335,006
                                                                ------------
NET ASSET VALUE PER SHARE--CLASS A..........................          $10.02
                                                                ------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended June 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $3,751,892
EXPENSES:
  Management fee............................................       206,966
  Administrative fee........................................        77,612
  Bookkeeping fee...........................................        13,135
  Distribution fee--Class B.................................             1
  Transfer agent fee........................................         3,505
  Audit fee.................................................         7,072
  Printing expense..........................................         1,572
  Trustees' expense.........................................         5,579
  Custodian fee.............................................         7,827
  Legal fee.................................................           144
  Interest expense..........................................         1,160
  Miscellaneous expense.....................................         6,180
                                                                ----------
     Total expenses.........................................       330,753
                                                                ----------
Net investment income.......................................     3,421,139
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized losses on investments........................      (876,796)
  Net change in unrealized appreciation/depreciation on
     investments............................................       689,959
                                                                ----------
Net increase in net assets resulting from operations........    $3,234,302
                                                                ----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Variable Investment Trust: Stein Roe Mortgage Securities Fund, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                               SIX MONTHS         YEAR
                                                                 ENDED           ENDED
                                                                JUNE 30,      DECEMBER 31,
                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:
  Net investment income.....................................  $  3,421,139    $  6,460,727
  Net realized losses on investments........................      (876,796)       (204,777)
  Net change in unrealized appreciation/depreciation on
     investments............................................       689,959      (5,084,514)
                                                              ------------    ------------
Net increase in net assets resulting from operations........     3,234,302       1,171,436
                                                              ------------    ------------
DISTRIBUTIONS DECLARED FROM:
  Net investment income.....................................    (6,395,972)     (5,059,928)
                                                              ------------    ------------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................     4,712,263      25,773,295
  Cost of fund shares repurchased--Class A..................   (10,286,195)    (17,739,463)
  Distributions reinvested--Class A.........................     6,395,972       5,059,928
                                                              ------------    ------------
                                                                   822,040      13,093,760
                                                              ------------    ------------
  Proceeds from fund shares sold--Class B...................        55,181              --
                                                              ------------    ------------
Net increase in net assets resulting from fund share
  transactions..............................................       877,221      13,093,760
                                                              ------------    ------------
Total increase (decrease) in net assets.....................    (2,284,449)      9,205,268
NET ASSETS:
  Beginning of year.........................................   105,897,802      96,692,534
                                                              ------------    ------------
  End of year...............................................  $103,613,353    $105,897,802
                                                              ------------    ------------
Undistributed net investment income included in ending net
  assets....................................................  $  3,420,956    $  6,395,789
                                                              ------------    ------------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................       470,705       2,477,267
  Share repurchased--Class A................................       653,317      (1,704,846)
  Distributions reinvested--Class A.........................    (1,017,740)        492,693
                                                              ------------    ------------
                                                                   106,282       1,265,114
                                                              ------------    ------------
  Shares sold--Class B......................................         5,529              --
                                                              ------------    ------------

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ACCOUNTING POLICIES

  ORGANIZATION--Stein Roe Mortgage Securities Fund, Variable Series (the Fund), a series of Stein Roe Variable Investment Trust, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek the highest possible level of current income consistent with the safety of principal and maintenance of liquidity. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Inc. (the Manager) ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreements with the Trust. Liberty Fund Services, Inc. (the Transfer Agent), provides transfer agency services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, the Transfer Agent, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--The Fund is valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and the repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to invest at less advantageous prices.

The Fund maintains U.S. government securities or other liquid high grade debt obligations as collateral with respect to mortgage dollar roll transactions and securities traded on other than normal settlement terms.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis. Premium and market discount are not amortized or accreted.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities for book and tax purposes and expired capital loss carryforwards. Permanent book and tax basis differences will result in reclassifications to capital accounts.

  OTHER--The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND ADMINISTRATIVE FEES--The Manager, receives a monthly fee equal to 0.40% and 0.15% annually of the Fund's average daily net assets for the management and administrative fees, respectively.

  BOOKKEEPING FEE--The Manager provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the Transfer Agent), provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a distribution fee totaling 0.25% on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses) exceed 0.70% of the average net assets.

For the six months ended June 30, 2000, the Fund's operating expenses, as defined above, did not exceed the 0.70% expense limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2000, purchases and sales of investments, other than short term obligations, were $36,559,539 and $36,188,947 respectively.

Unrealized appreciation (depreciation) at June 30, 2000 based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation     $   552,781
Gross unrealized depreciation      (2,788,040)
                                  -----------
  Net unrealized depreciation     $(2,235,259)
                                  -----------

  CAPITAL LOSS CARRYFORWARDS--At December 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

 YEAR OF     CAPITAL LOSS
EXPIRATION   CARRYFORWARD
----------   ------------
   2002       $2,401,000
   2003          224,000
   2004          114,000
   2007          132,000
              ----------
              $2,871,000
              ----------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Variable Investment Trust: Stein Roe Mortgage Securities Fund, Variable Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)
                                                                SIX MONTHS
                                                                   ENDED
                                                                 JUNE 30,
                                                                   2000
                                                                -----------
                                                                  CLASS A
                                                                -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................     $  10.35
                                                                 --------
Net investment income (a)...................................         0.33
Net realized and unrealized gains (losses) on investments...        (0.01)
                                                                 --------
Total from investment operations............................         0.32
                                                                 --------
Less distributions:
  From net investment income................................        (0.65)
                                                                 --------
Net asset value, end of year................................     $  10.02
                                                                 --------
TOTAL RETURN:
Total investment return (b).................................         3.20%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).............................     $103,558
Ratio of expenses to average net assets (c).................         0.64%*
Ratio of net investment income to average net assets (c)....         6.59%*
Portfolio turnover ratio....................................           36%**

  * Annualized.

 ** Not annualized.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Variable Investment Trust: Stein Roe Mortgage Securities Fund, Variable Series
--------------------------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------
                                                       1999         1998       1997       1996          1995
                                                     --------      -------    -------    -------      --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................  $  10.79      $ 10.73    $  9.84    $ 10.16      $   9.28
                                                     --------      -------    -------    -------      --------
Net investment income (a)..........................      0.66         0.55       0.68       0.78          0.57
Net realized and unrealized gains (losses) on
  investments......................................     (0.55)        0.14       0.21      (0.30)         0.89
                                                     --------      -------    -------    -------      --------
Total from investment operations...................      0.11         0.69       0.89       0.48          1.46
                                                     --------      -------    -------    -------      --------
Less distributions:
  Dividends from net investment income.............     (0.55)       (0.63)        --      (0.80)        (0.58)
                                                     --------      -------    -------    -------      --------
Net asset value, end of year.......................  $  10.35      $ 10.79    $ 10.73    $  9.84      $  10.16
                                                     --------      -------    -------    -------      --------
TOTAL RETURN:
Total investment return (b)........................      1.08%        6.80%      9.04%      4.70%(f)     15.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)....................  $105,898      $96,693    $77,173    $76,009      $101,778
Ratio of expenses to average net assets (c)........      0.64%(d)     0.70%      0.70%      0.70%(e)      0.69%
Ratio of net investment income to average
  net assets (c)...................................      6.29%(d)     5.91%      6.59%      6.71%(f)      6.76%
Portfolio turnover ratio (g).......................        28%           8%        29%        72%          112%

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

 (d) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

 (e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 0.72% for the year ended December 31, 1996.

 (f) Computed giving effect to the Manager's expense limitation undertaking.

 (g) Portfolio turnover includes dollar roll transactions.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Stein Roe Variable Investment Trust: Stein Roe Small Company Growth Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

  Stein Roe Small Company Growth Fund, Variable Series, seeks long-term growth of capital by investing at least 65% of its assets in common stocks of small-cap companies. The Fund invests in companies that compete in large and growing markets and possess ready access to capital, leading market share, strong management teams with ownership interests, and a business strategy designed to fully exploit future growth opportunities.

FUND PERFORMANCE AS OF JUNE 30, 2000

CLASS                                 A        B(1)
-----                               ------    ------
Inception Date....................  1/1/89    6/1/00
Six-month total return............   16.87%    16.87%
Net asset value per share
  6/30/00.........................  $23.56    $23.56
Net asset value per share
  12/31/99........................  $20.16        --

PORTFOLIO MANAGERS' DISCUSSION

  William M. Garrison is a vice president of Stein Roe & Farnham Incorporated and portfolio manager of Stein Roe Small Company Growth Fund, Variable Series.

WHAT WAS THE INVESTMENT ENVIRONMENT LIKE FOR THE FUND?

  The past two quarters were a solid but somewhat volatile period for small-cap investors. The technology sector continues to dominate investor interest in the stock market across all market capitalizations. We saw tremendous enthusiasm for the technology sector early in the year, but we also had a very significant correction in the March-April period as concerns surfaced about interest rates, the economy, and technology valuations. As interest rates settled down and the earnings outlook remained bright, technology stocks roared back, and we finished the first half of the year on a very solid note.

WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

  Stein Roe Small Company Growth Fund, Variable Series seeks long-term growth appreciation by investing in stocks of small, growing companies. By the end of the period, we held 134 names, including a moderate number of mid-cap stocks. We also have about four percent of the Portfolio invested in stocks where we received the shares on initial public offerings.

  The total return for Stein Roe Small Company Growth Fund, Variable Series was exceptional, and well ahead of the total return for the Standard & Poor's Small Company 600 Index. We believe that these results are a strong endorsement of changes made since last May to give the Fund a purer growth strategy while maintaining broad diversification.

WHAT IS YOUR OUTLOOK?

  We continue to be enthusiastic about the prospects for the Fund and small cap growth stocks as an asset class. As we have said in the past, technology has leveled the playing field and allows small capitalization companies to compete more effectively. New markets have been developing at a very rapid rate, allowing for many small companies to experience rapid growth in a relatively short amount of time. It truly is an exciting time in the world today.

Investing in smaller company stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 2000, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between Class A shares and the newer class shares.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED)
Stein Roe Variable Investment Trust: Stein Roe Small Company Growth Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                                -----------   ------------
COMMON STOCKS--93.1%
CONSTRUCTION--1.2%
BUILDING CONSTRUCTION
Astec Industries, Inc. (a).....    45,600     $  1,157,100
Insituform Technologies, Inc.,
  Class A (a)..................    23,000          623,875
                                              ------------
                                                 1,780,975
                                              ------------
FINANCE, INSURANCE & REAL ESTATE--4.5%
DEPOSITORY INSTITUTIONS--2.3%
Imperial Bancorp...............    25,600          400,000
S&P Mid-Cap 400 Depositary
  Receipts.....................    15,000        1,331,250
Silicon Valley Bancshares
  (a)..........................    37,600        1,602,700
                                              ------------
                                                 3,333,950
                                              ------------
FINANCIAL SERVICES--0.7%
GlobalNet Financial.com,
  Inc..........................    16,200          340,200
eSpeed, Inc., Class A (a)......    15,200          660,250
                                              ------------
                                                 1,000,450
                                              ------------
REAL ESTATE INVESTMENT TRUSTS--1.5%
Pinnacle Holdings, Inc.........    38,900        2,100,600
                                              ------------
MANUFACTURING--32.6%
APPAREL--0.3%
Chico's FAS, Inc...............    24,600          492,000
                                              ------------
CHEMICALS & ALLIED PRODUCTS--6.4%
Alpharma, Inc., Class A........    13,300          827,925
Aurora Biosciences Corp........     5,500          375,031
DUSA Pharmaceuticals, Inc.
  (a)..........................    74,800        2,206,600
Enzon, Inc.....................    47,000        1,997,500
Medicis Pharmaceutical Corp.,
  Class A (a)..................    21,100        1,202,700
Oratec Interventions, Inc......    18,200          607,425
Sangamo BioSciences, Inc.......    27,200          751,400
Shire Pharmaceuticals Group ADR
  (a)..........................    18,000          933,750
Vical, Inc.....................    13,300          256,025
                                              ------------
                                                 9,158,356
                                              ------------
COMMUNICATIONS EQUIPMENT--1.2%
Exfo Electro-Optical
  Engineering, Inc.............     1,900           83,363
Inter-Tel, Inc.................    47,800          767,788
ITC DeltaCom, Inc. (a).........    36,300          809,944
                                              ------------
                                                 1,661,095
                                              ------------
ELECTRIC MACHINERY, COMPUTER & SUPPLIES--0.4%
Aspect Medical Systems, Inc....    23,100          623,700
                                              ------------
ELECTRONIC & ELECTRICAL EQUIPMENT--2.4%
CTS Corp.......................     9,200          414,000
DDI Corp.......................    65,200        1,858,200
Kemet Corp. (a)................    46,000        1,152,875
                                              ------------
                                                 3,425,075
                                              ------------

                                  SHARES         VALUE
                                -----------   ------------
ELECTRONIC COMPONENTS--9.6%
Burr-Brown Corp. (a)...........    25,100     $  2,175,856
Concord Camera Corp. (a).......    40,000          835,000
JNI Corp.......................    25,200          796,950
LTX Corp.......................    16,300          569,481
MRV Communications, Inc........    55,900        3,759,275
Marvell Technology Group
  Ltd..........................    13,200          752,400
Micrel, Inc. (a)...............    16,400          712,375
Therma-Wave, Inc...............    19,400          432,863
Tweeter Home Entertainment
  Group, Inc...................    22,400          680,400
Varian Semiconductor Equipment
  Assoc., Inc..................    48,600        3,052,688
                                              ------------
                                                13,767,288
                                              ------------
FABRICATED METAL--0.3%
Closure Medical Corp...........    19,100          439,300
                                              ------------
FOOD & KINDRED PRODUCTS--1.8%
Amercian National Can
  Group, Inc...................    77,900        1,314,563
Canandaigua Brands, Inc., Class
  A (a)........................    25,000        1,260,938
                                              ------------
                                                 2,575,501
                                              ------------
MACHINERY & COMPUTER EQUIPMENT--4.5%
C-Cube Microsystems, Inc.
  (a)..........................    16,500          323,813
Electro Scientific Industries,
  Inc..........................    31,600        1,391,388
Electroglas, Inc...............    31,500          677,250
GSI Lumonics, Inc..............    42,400        1,489,300
Mobile Electronics, Inc........    52,000          676,000
Photon Dynamics, Inc...........    12,800          956,000
Xircom, Inc. (a)...............    19,000          902,500
                                              ------------
                                                 6,416,251
                                              ------------
MEASURING & ANALYZING INSTRUMENTS--2.2%
Commtouch Software Ltd.........    32,000        1,040,000
Forward Air Corp...............    18,200          728,000
Orbotech Ltd. (a)..............    14,850        1,379,194
                                              ------------
                                                 3,147,194
                                              ------------
PAPER PRODUCTS--0.6%
Helene Curtis Industries,
  Inc..........................    22,600          858,800
                                              ------------
PETROLEUM REFINING--0.4%
Louis Dreyfus Natural Gas
  Corp.........................    18,900          591,806
                                              ------------
RUBBER & PLASTIC--0.8%
AptarGroup, Inc................    50,600        1,366,200
                                              ------------
STONE, CLAY, GLASS & CONCRETE--0.6%
London Pacific Group Ltd.
  ADR..........................    68,100          885,300
                                              ------------
TOBACCO PRODUCTS--1.1%
Cubist Pharmaceuticals, Inc....    32,000        1,576,000
                                              ------------
MINING & ENERGY--5.3%
CRUDE PETROLEUM & NATURAL GAS--0.9%
Triton Energy Corp.............    32,700        1,285,519
                                              ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Stein Roe Variable Investment Trust: Stein Roe Small Company Growth Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                                -----------   ------------
METAL MINING--0.8%
Stillwater Mining Co. (a)......    42,300     $  1,179,113
                                              ------------
OIL & GAS EXTRACTION--2.2%
Cal Dive International, Inc.
  (a)..........................    18,000          975,375
Pogo Producing Co..............    50,600        1,119,525
Santa Fe Snyder Corp. (a)......    88,400        1,005,550
                                              ------------
                                                 3,100,450
                                              ------------
OIL & GAS FIELD SERVICES--1.4%
Pride International, Inc.......    20,000          495,000
Syntroleum Corp................    28,000          479,500
UTI Energy Corp. (a)...........    27,600        1,107,450
                                              ------------
                                                 2,081,950
                                              ------------
RETAIL--3.8%
APPAREL & ACCESSORY STORES--1.0%
Ann Taylor Stores Corp. (a)....    44,600        1,477,375
                                              ------------
GENERAL MERCHANDISE STORES--1.2%
99 Cents Only Stores (a).......    17,733          707,103
Cor Therapeutics, Inc. (a).....     7,200          614,250
Tuesday Morning Corp. (a)......    33,600          352,800
                                              ------------
                                                 1,674,153
                                              ------------
MISCELLANEOUS RETAIL--0.8%
Damark International, Inc......    11,900          255,850
Zale Corp. (a).................    25,500          930,750
                                              ------------
                                                 1,186,600
                                              ------------
RESTAURANTS--0.8%
CEC Entertainment, Inc. (a)....    45,400        1,163,375
                                              ------------
SERVICES--28.0%
BUSINESS SERVICES--3.8%
DSP Group, Inc.................    38,800        2,172,800
Extensity, Inc.................    25,500          873,375
RateXchange Corp...............    25,000          135,000
SEI Investment Co..............    30,600        1,218,263
The Money Store, Inc...........    28,200        1,145,625
                                              ------------
                                                 5,545,063
                                              ------------
COMPUTER RELATED SERVICES--13.8%
Actuate Corp. (a)..............    27,700        1,478,488
Art Technology Group, Inc.
  (a)..........................    14,100        1,423,219
Capstone Turbine Corp..........    23,200        1,045,450
Catalina Marketing Corp. (a)...     9,600          979,200
ClickAction, Inc...............    20,000          320,000
Critical Path, Inc.............    56,000        3,265,500
Hall, Kinion & Associates,
  Inc..........................    16,300          542,994
Interwoven, Inc. (a)...........    11,700        1,286,817
Macromedia, Inc. (a)...........    16,500        1,595,344
Mercury Interactive Corp.
  (a)..........................    19,500        1,886,625
National Computer Systems,
  Inc..........................    23,000        1,132,750
NetGenesis Corp................    34,400          621,350
Overland Data, Inc.............    72,000          999,000
Paradyne Networks, Inc.........    33,800        1,100,613

                                  SHARES         VALUE
                                -----------   ------------
Predictive Systems, Inc........     7,300     $    262,344
SonicWall, Inc. (a)............    10,900          959,881
The BISYS Group, Inc. (a)......    15,700          965,550
                                              ------------
                                                19,865,125
                                              ------------
COMPUTER SOFTWARE--6.7%
Allscripts, Inc. (a)...........    36,600          841,800
Aspen Technologies, Inc........    32,800        1,262,800
Aware, Inc.....................    24,800        1,267,900
Bluestone Software, Inc. (a)...    25,600          657,600
Clarus Corp. (a)...............    10,700          415,963
Manugistics Group, Inc.........    28,100        1,313,675
Mercator Software, Inc.........    10,800          742,500
Netegrity, Inc.................     8,800          662,750
Register.com, Inc..............    26,200          800,738
SPSS, Inc. (a).................    12,900          375,713
Symantec Corp. (a).............     9,100          490,831
Wind River Systems, Inc........    21,800          825,675
                                              ------------
                                                 9,657,945
                                              ------------
EDUCATION SERVICES--1.0%
ProsoftTraining.com............    74,200        1,247,488
The Lightspan Partnership,
  Inc..........................    42,200          232,100
                                              ------------
                                                 1,479,588
                                              ------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT--1.3%
Tetra Tech, Inc. (a)...........    79,800        1,825,425
                                              ------------
HEALTH SERVICES--1.4%
Celgene Corp...................     9,800          576,975
ChromaVision Medical Systems,
  Inc. (a).....................    32,900          433,869
Novoste Corp...................    16,100          982,100
                                              ------------
                                                 1,992,944
                                              ------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
  GAS & SANITARY SERVICES--14.5%
AIR TRANSPORTATION--2.5%
ACT Manufacturing, Inc.........    51,000        2,368,313
Sky West, Inc..................    35,500        1,315,719
                                              ------------
                                                 3,684,032
                                              ------------
BROADCASTING--0.4%
Radio One, Inc. (a)............    26,000          573,625
                                              ------------
COMMUNICATIONS--4.5%
Certicom Corp..................    32,200        1,096,541
Eloquent, Inc..................    33,200          298,800
Focal Communications Corp......    11,500          411,125
Genus, Inc.....................    15,800          129,363
Tut Systems, Inc...............    19,200        1,101,600
Telaxis Communications Corp....     5,600          175,000
The Titan Corp. (a)............    72,700        3,253,325
                                              ------------
                                                 6,465,754
                                              ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Stein Roe Variable Investment Trust: Stein Roe Small Company Growth Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                                -----------   ------------
ELECTRIC SERVICES--0.2%
Independent Energy Holdings ADR
  (a)..........................    31,000     $    257,688
                                              ------------
MOTOR FREIGHT & WAREHOUSING--0.6%
US Freightways Corp............    33,100          813,019
                                              ------------
TELECOMMUNICATIONS--5.3%
Apropos Technology, Inc........    15,100          300,113
Blue Wave Systems, Inc.........   107,100        1,104,469
Media 100, Inc. (a)............    53,500        1,377,625
Net 2000 Communications,
  Inc..........................    14,200          232,525
Newport Corp...................    13,700        1,471,038
Primus Telecommunications
  Group, Inc. (a)..............    92,700        2,305,913
QuickLogic Corp................    40,700          905,575
                                              ------------
                                                 7,697,258
                                              ------------
TRANSPORTATION SERVICES--1.0%
Expeditors International
  Washington, Inc..............    22,700        1,078,250
GetThere.com, Inc. (a).........    28,700          303,144
                                              ------------
                                                 1,381,394
                                              ------------
WHOLESALE TRADE--3.2%
DURABLE GOODS--0.6%
Cytyc Corp. (a)................    15,800          843,325
                                              ------------

                                  SHARES         VALUE
                                -----------   ------------
NONDURABLE GOODS--2.6%
Bindley Western Industries,
  Inc..........................    59,400     $  1,570,388
Priority Healthcare Corp.,
  Class B (a)..................    29,600        2,199,650
                                              ------------
                                                 3,770,038
                                              ------------
TOTAL COMMON STOCKS
  (cost of $110,865,277) (b)...............    134,200,599
                                              ------------

                                   PAR
                               -----------
SHORT-TERM OBLIGATIONS--2.9%
COMMERCIAL PAPER
Associates First Capital
  4.63% 7/3/00 (c)............ $4,105,000       4,103,415
                                             ------------
OTHER ASSETS & LIABILITIES, NET--4.0%.....      5,803,987
                                             ------------
NET ASSETS--100.0%........................   $144,108,001
                                             ------------

(a) Non-income producing security.
(b) Cost for federal income tax purposes is the same.
(c) Rate represents yield at date of purchase.

ACRONYM                                   NAME
-------                                   ----
  ADR                          American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)
Stein Roe Variable Investment Trust: Stein Roe Small Company Growth Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (cost $110,865,277)............    $134,200,599
Short-term obligations......................................       4,103,415
Cash........................................................           1,931
Receivable for investments sold.............................       8,702,375
Receivable for fund shares sold.............................          52,386
Dividends receivable........................................          10,147
Other.......................................................          14,942
                                                                ------------
     TOTAL ASSETS...........................................     147,085,795
                                                                ------------
LIABILITIES:
Payable for investments purchased...........................       2,669,655
Payable for fund shares repurchased.........................         210,306
Accrued:
  Management fee............................................           7,536
  Administration fee........................................          16,634
  Bookkeeping fee...........................................           2,206
  Transfer agent fee........................................             396
Other.......................................................          71,061
                                                                ------------
     TOTAL LIABILITIES......................................       2,977,794
                                                                ------------
NET ASSETS..................................................    $144,108,001
                                                                ------------
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $ 91,734,174
  Overdistributed net investment income.....................        (221,217)
  Accumulated net realized gains on investments.............      29,258,930
  Net unrealized appreciation on investments................      23,336,114
                                                                ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $144,108,001
                                                                ------------
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $144,106,780
                                                                ------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........       6,116,985
                                                                ------------
NET ASSET VALUE PER SHARE--CLASS A..........................          $23.56
                                                                      ------
NET ASSETS APPLICABLE TO CLASS B SHARES.....................          $1,221
                                                                      ------
SHARES OUTSTANDING--CLASS B SHARES..........................              52
                                                                          --
NET ASSET VALUE PER SHARE--CLASS B..........................          $23.55
                                                                      ------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended June 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $     74,387
Interest....................................................         235,418
                                                                ------------
     Total investment income................................         309,805
                                                                ------------
EXPENSES:
  Management fee............................................         363,364
  Administration fee........................................         109,009
  Bookkeeping fee...........................................          13,659
  Distribution fees--Class B................................               1
  Transfer agent fee........................................           3,740
  Audit fee.................................................           9,480
  Printing expense..........................................           7,320
  Trustees' expense.........................................           9,476
  Custodian fee.............................................           5,561
  Legal fee.................................................           1,015
  Miscellaneous expense.....................................           8,397
                                                                ------------
     Total expenses.........................................         531,022
                                                                ------------
Net investment loss.........................................        (221,217)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on investments.........................      41,313,849
  Net change in unrealized appreciation/depreciation on
     investments............................................     (17,765,403)
                                                                ------------
Net increase in net assets resulting from operations........    $ 23,327,229
                                                                ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Variable Investment Trust: Stein Roe Small Company Growth Fund, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                               SIX MONTHS         YEAR
                                                                 ENDED           ENDED
                                                                JUNE 30,      DECEMBER 31,
                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:
  Net investment loss.......................................  $   (221,217)   $   (251,550)
  Net realized gains on investments.........................    41,313,849      18,757,777
  Net change in unrealized appreciation/depreciation on
     investments............................................   (17,765,403)     27,154,393
                                                              ------------    ------------
Net increase in net assets resulting from operations........    23,327,229      45,660,620
                                                              ------------    ------------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................    25,661,711       9,740,636
  Cost of fund shares repurchased--Class A..................   (44,731,092)    (47,481,249)
  Distributions reinvested--Class A.........................            --              --
                                                              ------------    ------------
                                                               (19,069,381)    (37,740,613)
                                                              ------------    ------------
  Proceeds from fund shares sold--Class B...................         1,000              --
                                                              ------------    ------------
Net decrease in net assets resulting from fund share
  transactions..............................................   (19,068,381)    (37,740,613)
                                                              ------------    ------------
Total increase in net assets................................     4,258,848       7,920,007
NET ASSETS:
  Beginning of year.........................................   139,849,153     131,929,146
                                                              ------------    ------------
  End of year...............................................  $144,108,001    $139,849,153
                                                              ------------    ------------
Overdistributed net investment income included in ending net
  assets....................................................  $   (221,217)   $         --
                                                              ------------    ------------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................     1,156,877         665,991
  Shares repurchased--Class A...............................    (1,975,181)     (3,418,708)
  Distributions reinvested--Class A.........................            --              --
                                                              ------------    ------------
                                                                  (818,304)     (2,752,717)
                                                              ------------    ------------
  Shares sold--Class B......................................            52              --
                                                              ------------    ------------

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Stein Roe Small Company Growth Fund, Variable Series (the "Fund"), a series of Stein Roe Variable Investment Trust (the "Trust") is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing at least 65% of its assets in common stocks of small-cap companies. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Inc. (the "Manager") ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreements with the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data reflects the distribution fee applicable to Class B shares only.

Class B ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions are recorded on ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND ADMINISTRATIVE FEES--The Manager receives a monthly fee equal to 0.50% and 0.15% annually of the Fund's average daily net assets for the management and administrative fees, respectively.

  BOOKKEEPING FEE--The Manager provides bookkeeping and pricing services for $25,000 annually plus 0.0025% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a distribution fee totaling 0.25% on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of 12b-1 fees, brokerage commissions, interest, taxes and extraordinary expenses) exceed 0.80% of the Fund's average net assets.

For the period ended June 30, 2000, the Fund's operating expenses, as defined above, did not exceed the 0.80% expense limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2000, purchases and sales of investments, other than short term obligations, were $107,413,098 and $128,573,650, respectively.

Unrealized appreciation (depreciation) at June 30, 2000 based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation    $ 37,292,516
Gross unrealized depreciation     (13,957,194)
                                 ------------
  Net unrealized appreciation    $ 23,335,322
                                 ------------

At December 31, 1999, the Fund had capital loss carryforwards as follows:

           YEAR OF               CAPITAL LOSS
         EXPIRATION              CARRYFORWARD
         ----------              ------------
            2006                 $11,938,000

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

  During the six months ended June 30, 2000, the Fund used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the period were $630.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Variable Investment Trust: Stein Roe Small Company Growth Fund, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)    (UNAUDITED)
                                                              SIX MONTHS       PERIOD
                                                                 ENDED          ENDED
                                                               JUNE 30,       JUNE 30,
                                                                 2000           2000
                                                              -----------    -----------
                                                                CLASS A      CLASS B***
                                                              -----------    -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................   $  20.16        $19.39
                                                               --------        ------
Net investment loss (a).....................................      (0.04)        (0.01)
Net realized and unrealized gains on investments............       3.44          4.17
                                                               --------        ------
Total from investment operations............................       3.40          4.16
                                                               --------        ------
Net asset value, end of year................................   $  23.56        $23.55
                                                               --------        ------
TOTAL RETURN:
Total investment return (b).................................      16.87%**      21.45%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).............................   $144,707        $    1
Ratio of expenses to average net assets (c).................       0.73%*        1.01%
Ratio of net investment income to average net assets (c)....      (0.30)%*      (0.61)%
Portfolio turnover ratio....................................         78%**         78%**

  * Annualized.
 ** Not annualized.
 *** Class B shares were initially offered on June 1, 2000. Per share data reflects activity from that date.
 (a) Per share data was calculated using average shares outstanding during the period.
 (b) Total return at net asset value assuming all distributions reinvested.
 (c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Variable Investment Trust: Stein Roe Small Company Growth Fund, Variable Series
--------------------------------------------------------------------------------

                                                                     YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------------
                                                      1999          1998        1997        1996        1995
                                                    --------      --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year................  $  13.62      $  18.00    $  20.73    $  16.33    $  14.74
                                                    --------      --------    --------    --------    --------
Net investment income (loss) (a)..................     (0.03)        (0.04)       0.01        0.04        0.04
Net realized and unrealized gains (losses) on
  investments.....................................      6.57         (2.77)       1.25        4.36        1.69
                                                    --------      --------    --------    --------    --------
Total from investment operations..................      6.54         (2.81)       1.26        4.40        1.73
                                                    --------      --------    --------    --------    --------
Less distributions:
  Dividends from net investment income............        --            --       (0.03)         --       (0.04)
  Distributions from net realized gains on
     investments..................................        --         (1.57)      (3.96)         --       (0.10)
                                                    --------      --------    --------    --------    --------
Total distributions...............................        --         (1.57)      (3.99)         --       (0.14)
                                                    --------      --------    --------    --------    --------
Net asset value, end of year......................  $  20.16      $  13.62    $  18.00    $  20.73    $  16.33
                                                    --------      --------    --------    --------    --------
TOTAL RETURN:
Total investment return (b).......................     48.02%       (17.30)%      7.81%      26.94%      11.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...................  $139.849      $131,929    $200,590    $196,216    $143,248
Ratio of expenses to average net assets (c).......      0.72%(d)      0.75%       0.73%       0.75%       0.76%
Ratio of net investment income to average
  net assets (c)..................................     (0.27)%(d)    (0.22)%      0.04%       0.20%       0.26%
Portfolio turnover ratio..........................       110%          103%         93%        100%        132%

 (a) Per share data was calculated using average shares outstanding during the period.
 (b) Total return at net asset value assuming all distributions reinvested.
 (c) The benefits derived from custody credits and directed brokerage arrangements had no impact.
 (d) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of five basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Variable Investment Trust: Stein Roe Money Market Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

  Stein Roe Money Market Fund, Variable Series, seeks maximum current income consistent with capital preservation and maintenance of liquidity by investing in high-quality money market securities, such as U.S. Treasurys, commercial paper, bankers acceptances and certificates of deposit.

FUND PERFORMANCE AS OF JUNE 30, 2000

Inception Date...........................    10/2/76
Assuming reinvestment of all
distributions six-month total return for
Class A shares...........................       2.87%

Net asset value per share on 6/30/00.....      $1.00

Net asset value per share on 12/31/99....      $1.00

PORTFOLIO MANAGER'S DISCUSSION

  Jane M. Naeseth, senior vice president of Stein Roe & Farnham Incorporated, is portfolio manager of Stein Roe Money Market Fund, Variable Series.

WHAT WAS THE INVESTMENT ENVIRONMENT LIKE FOR THE FUND?

  The most significant force in the short-term bond market is always the Federal Reserve Board. As we expected, the Fed reacted to a strong U.S. economy by raising interest rates six times during the 12-month period ended June 30, 2000, from 5%-6.5%. The Fed's action benefited shareholders by increasing the income paid by money market securities.

WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

  In anticipation of a long series of interest rate increases by the Fed, we maintained our defensive posture. As a result, the composition of the Fund did not change a great deal. The average maturity of the Fund remained consistently short during the period, averaging approximately 27 days. We decreased holdings in letter of credit commercial paper (from 8% to 6% of the Fund's assets) and corporate notes (from 5.5% to 4%), while increasing holdings in commercial paper (from 79% to 82.5%). We like the flexibility and risk level of commercial paper because it is issued only by top-rated concerns and is nearly always backed by bank lines of credit.

WHAT IS YOUR OUTLOOK?

  Despite the gradual slowing of economic growth, we anticipate the possibility of further tightening by the Fed. Accordingly, we will continue to maintain a cautious approach to managing the Fund. As always, we expect to lengthen average maturity only when we see a yield advantage.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 2000, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (UNAUDITED)
Stein Roe Variable Investment Trust: Stein Roe Money Market Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

                                   PAR           VALUE
                               ------------   ------------
COMMERCIAL PAPER--95.6%
Asset Securitization Corp.,
  6.570% 7/13/00 (a)..........  $7,000,000    $  6,984,763
Associates First Capital,
  6.950% 7/3/00...............   7,025,000       7,022,288
Countrywide Home Loans, 6.700%
  7/24/00.....................   7,000,000       6,970,170
Donaldson, Lufkin, Jenrette,
  Inc.,
  6.740% 7/5/00...............   7,000,000       6,994,804
Eaton Corp., 6.820%
  9/7/2000 (a)................   7,000,000       6,911,411
Enterprise Funding, 6.720%
  8/25/00 (a).................   7,000,000       6,928,882
General Dynamics Corp., 9.250%
  8/31/00.....................   7,000,000       6,928,122
Goldman Sachs & Co. Commercial
  Paper, 6.580% 7/17/2000.....   7,000,000       6,979,684
Harley-Davidson Funding,
  6.590% 7/10/00 (a)..........   7,000,000       6,988,538
International Securitization,
  6.690% 7/31/00 (a)..........   7,000,000       6,961,208
Northern Industries Public
  Services 6.700% 7/14/00.....   7,000,000       6,983,190
Old Line Funding, 6.660%
  7/7/00 (a)..................   7,000,000       6,992,288
Pooled Accounts Receivable,
  6.600% 7/18/00 (a)..........   7,000,000       6,978,316
Preferred Receivables Funding,
  6.570% 7/11/00 (a)..........   7,000,000       6,987,303
Receivables Capital, 6.640%
  7/6/00 (a)..................   7,000,000       6,993,603
7-Eleven, 6.650% 7/5/00.......   7,000,000       6,994,874
Special Purpose Accounts,
  6.680% 7/10/00 (a)..........   7,000,000       6,988,398
Superior Funding, 6.710%
  7/20/00 (a).................   7,000,000       6,975,321
Target Corp., 6.630%
  7/19/00.....................   7,000,000       6,976,900
Textron Financial Corp.,
  6.590% 7/12/00..............   7,000,000       6,985,990

                                   PAR           VALUE
                               ------------   ------------
Transamerica Financial, 6.230%
  8/15/00.....................  $5,000,000    $  4,962,312
Ubs Finance, 6.960% 7/3/00....   7,200,000       7,197,216
Us West Communications, 6.800%
  7/11/00.....................   7,000,000       6,986,817
Windmill Funding, 6.300%
  7/25/00 (a).................   7,000,000       6,971,067
                                              ------------
TOTAL COMMERCIAL PAPER
  (cost of $165,643,465)...................    165,643,465
                                              ------------
CORPORATE FIXED INCOME BONDS--5.5%
TRANSPORTATION,COMMUNICATION, ELECTRIC, GAS
  & SANITARY SERVICES--5.5%
ELECTRIC, GAS & SANITARY SERVICES--1.7%
Baltimore Gas & Electric Co.,
  5.500% 7/15/00..............   3,000,000       2,999,403
TELECOMMUNICATION--3.8%
GTE Corp., 6.390% 9/11/00.....   6,500,000       6,502,115
                                              ------------
TOTAL CORPORATE FIXED INCOME BONDS
  (cost of $9,501,518).....................      9,501,518
                                              ------------
TOTAL INVESTMENTS--101.1%
  (cost of $175,144,983) (b)...............    175,144,983
                                              ------------
OTHER ASSETS & LIABILITIES, NET--(1.1)%....     (1,955,246)
                                              ------------
NET ASSETS--100.00%........................   $173,189,737
                                              ------------

(a) Represents private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investment and not for public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At June 30, 2000, the aggregate value of the Fund's private placement securities was $83,661,098 which represented 48.3% of net assets. None of these securities was deemed illiquid.

(b) Cost for federal income tax purposes is the same.

   The interest rates listed above reflect the effective rate at the date of purchase except for corporate notes, for which the interest rate represents the instrument's coupon rate.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)
Stein Roe Variable Investment Trust: Stein Roe Money Market Fund, Variable Series / June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at amortized cost..............................    $175,144,983
Cash........................................................           4,993
Receivable for fund shares sold.............................              35
Interest receivable.........................................         248,456
Other.......................................................           9,431
                                                                ------------
     TOTAL ASSETS...........................................     175,407,898
                                                                ------------
LIABILITIES:
Payable for fund shares repurchased.........................       2,133,203
Distributions payable.......................................          30,614
Accrued:
  Management fees...........................................           7,127
  Administrator fee.........................................           3,054
  Transfer agent fees.......................................             223
Other.......................................................          43,940
     TOTAL LIABILITIES......................................       2,218,161
                                                                ------------
NET ASSETS..................................................    $173,189,737
                                                                ------------
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $173,189,737
                                                                ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $173,189,737
                                                                ------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING...................     173,191,576
                                                                ------------
NET ASSET VALUE PER SHARE...................................           $1.00
                                                                       -----

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended June 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $5,240,484
                                                                ----------
EXPENSES:
  Management fee............................................       295,549
  Administrative fee........................................       126,664
  Bookkeeping fee...........................................        13,594
  Transfer agent fee........................................         3,740
  Audit fee.................................................         8,190
  Trustees' expense.........................................         6,916
  Custodian fee.............................................         2,912
  Legal fees................................................         2,002
  Miscellaneous expense.....................................         6,184
                                                                ----------
     Total expenses.........................................       465,751
                                                                ----------
Net investment income.......................................     4,774,733
                                                                ----------
Net increase in net assets resulting from operations........    $4,774,733
                                                                ----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Variable Investment Trust: Stein Roe Money Market Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                 (UNAUDITED)
                                                                 SIX MONTHS          YEAR
                                                                    ENDED           ENDED
                                                                  JUNE 30,       DECEMBER 31,
                                                                    2000             1999
                                                                -------------    ------------
OPERATIONS:
  Net investment income.....................................    $   4,774,733    $  6,374,061
                                                                -------------    ------------
Net increase in net assets resulting from operations........        4,774,733       6,374,061
                                                                -------------    ------------
DISTRIBUTIONS DECLARED FROM:
  Net investment income.....................................       (4,774,733)     (6,374,061)
                                                                -------------    ------------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold............................      243,344,866     159,716,698
  Cost of fund shares repurchased...........................     (245,469,157)    (96,891,584)
  Distributions reinvested..................................        4,774,733       6,374,061
                                                                -------------    ------------
Net increase in net assets resulting from fund share
  transactions..............................................        2,650,442      69,199,175
                                                                -------------    ------------
Total increase in net assets................................        2,650,442      69,199,175
NET ASSETS:
  Beginning of period.......................................      170,539,295     101,340,120
                                                                -------------    ------------
  End of period.............................................    $ 173,189,737    $170,539,295
                                                                -------------    ------------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold...............................................      243,344,866     159,716,698
  Shares repurchased........................................     (245,469,157)    (96,891,584)
  Distributions reinvested..................................        4,774,733       6,374,061
                                                                -------------    ------------
Net increase................................................        2,650,442      69,199,175
                                                                -------------    ------------

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Stein Roe Money Market Fund, Variable Series (the Fund), a series of Stein Roe Variable Investment Trust, (the "Trust") is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek maximum current income consistent with capital preservation and maintenance of liquidity by investing in high-quality money market securities, such as U.S. Treasurys, commercial paper, bankers acceptances and certificates of deposit. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Inc. (the Manager) ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreements with the Trust. Liberty Fund Services, Inc. (the Transfer Agent), provides transfer agency services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, the Transfer Agent, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--The Fund values securities utilizing the amortized cost valuation technique permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, which requires the Fund to comply with certain conditions. This technique involves valuing a portfolio security initially at its cost and thereafter, assuming a constant amortization to maturity of any discount or premium.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares dividends daily and reinvests all dividends declared monthly in additional shares at net asset value. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND ADMINISTRATIVE FEES--The Manager receives a monthly fee equal to 0.35% and 0.15% annually of the Fund's average daily net assets for the management and administrative fees, respectively.

  BOOKKEEPING FEE--The Manager provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the Transfer Agent), provides shareholder services for an annual rate of $7,500.

  EXPENSE LIMITS--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses) exceed 0.65% annually of the Fund's average net assets.

For the six months ended June 30, 2000 the Fund's operating expenses, as defined above, did not exceed the 0.65% expense limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Variable Investment Trust: Stein Roe Money Market Fund, Variable
Series
--------------------------------------------------------------------------------

                                       (UNAUDITED)
                                       SIX MONTHS
                                          ENDED
                                        JUNE 30,                      YEARS ENDED DECEMBER 31,
                                       -----------    ---------------------------------------------------------
                                          2000          1999         1998        1997        1996        1995
                                       -----------    --------     --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period...........................     $  1.000      $  1.000     $  1.000     $ 1.000     $ 1.000     $ 1.000
                                        --------      --------     --------     -------     -------     -------
Net investment income (a)..........        0.028         0.047        0.050       0.050       0.049       0.055
                                        --------      --------     --------     -------     -------     -------
Less distributions:
  Distributions from net investment
     income........................       (0.028)       (0.047)      (0.050)     (0.050)     (0.049)     (0.055)
                                        --------      --------     --------     -------     -------     -------
Net asset value, end of period.....     $  1.000      $  1.000     $  1.000     $ 1.000     $ 1.000     $ 1.000
                                        --------      --------     --------     -------     -------     -------
TOTAL RETURN:
Total investment return (b)........         2.87%**       4.79%        5.17%       5.18%       5.01%       5.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)..........................     $173,190      $170,539     $101,340     $67,137     $65,461     $64,992
Ratio of expenses to average net
  assets (c).......................         0.55%*        0.52%(d)     0.62%       0.65%       0.65%       0.63%
Ratio of net investment income to
  average net assets (c)...........         5.63%*        4.75%(d)     4.99%       5.05%       4.90%       5.48%

  * Annualized.

 ** Not annualized.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distribution reinvested.

 (c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

 (d) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

                      INVESTMENT MANAGER AND ADMINISTRATOR
                        Stein Roe & Farnham Incorporated
                             One South Wacker Drive
                               Chicago, IL 60606

                                 TRANSFER AGENT
                          Liberty Funds Services, Inc.
                                 P.O. Box 1722
                                Boston, MA 02105

                                   CUSTODIAN
                       State Street Bank & Trust Company
                                  P.O. Box 366
                                Boston, MA 02101

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                               160 Federal Street
                                Boston, MA 02110

                                 LEGAL COUNSEL
                             Bell, Boyd & Lloyd LLC
                           Three First National Plaza
                             70 West Madison Street
                               Chicago, IL 60602

                                  THE TRUSTEES
                               John A. Bacon Jr.
                                William W. Boyd
                                  Lindsay Cook
                               Douglas A. Hacker
                              Janet Langford Kelly
                               Charles R. Nelson
                               Thomas C. Theobald

                                      8/00

                      This page left intentionally blank.

                      This page left intentionally blank.

                      This page left intentionally blank.

Keyport Life Insurance Co.
125 High Street
Boston, MA 02110-2712

                                                 ANN-03/199C-0700 (8/00) 00/1377